UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Forest City Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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A HOLDING COMPANY MERGER IS PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Forest City Shareholder:

I am pleased to invite you to attend a special meeting (the “Special Meeting”) of shareholders of Forest City Enterprises, Inc., an Ohio corporation (“Forest City”), which will be held in the Skylight Room, Tower City Center, Skylight Level 3, 230 West Huron Road, Cleveland, Ohio 44113, on October 20, 2015 at 2:00 p.m., Eastern Time. We have called this meeting to present five proposals to Forest City shareholders in connection with our previously announced decision to reorganize as a Maryland corporation that we expect will qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”).

After careful consideration, on June 26, 2015, Forest City’s board of directors unanimously approved and declared to be advisable an agreement and plan of merger (the “Merger Agreement”) by and among Forest City, Forest City Realty Trust, Inc. (the “REIT”), FCILP, LLC (“FCILP”) and FCE Merger Sub, Inc. (“Merger Sub”), which was signed on September 15, 2015. As of the date of this letter, (i) the REIT is a wholly-owned direct subsidiary of Forest City incorporated under the laws of the state of Maryland, (ii) FCILP is a wholly-owned direct subsidiary of the REIT organized under the laws of the state of Delaware and (iii) Merger Sub is an Ohio corporation and is a wholly-owned subsidiary of the REIT owned in part directly and in part through the REIT’s interest in FCILP.

At the Special Meeting, you will be asked to consider and vote on a proposal to approve the Merger Agreement, which we refer to as the holding company merger proposal. Pursuant to this proposal, Merger Sub will merge with and into Forest City, with Forest City surviving as a subsidiary of the REIT owned by the REIT directly and through the REIT’s interest in FCILP. As a result of the merger, Forest City shareholders will receive shares of stock of the REIT as described in more detail below. Following the merger, Forest City will be converted to a limited partnership and thereafter will serve as the REIT’s operating partnership. We intend for the merger and the subsequent steps taken to convert Forest City to a limited partnership to qualify as a tax-free reorganization for Forest City’s U.S. shareholders under the Code.

At the effective time of the merger, each outstanding share of Forest City Class A Common Stock will be converted into one share of Class A common stock of the REIT and each outstanding share of Forest City Class B Common Stock will be converted into one share of Class B common stock of the REIT. As a result, immediately following the merger you will own shares of stock of the REIT in the same amount and percentage as your holdings in Forest City immediately prior to the merger.

The total number of shares of REIT common stock to be issued in the merger will not be known until immediately prior to completing the merger, but may be up to approximately 277,073,192 million shares of REIT Class A common stock and 19,159,576 million shares of REIT Class B common stock. We expect the shares of REIT Class A common stock and REIT Class B common stock to trade on the New York Stock Exchange under Forest City’s current trading symbols, “FCE.A” and “FCE.B”, respectively. On July 9, 2015, the last trading day before the announcement of the holding company merger proposal, the closing price per share of Forest City Class A Common Stock was $22.35 and the closing price per share of Forest City Class B Common Stock was $22.45.

As described in this proxy statement/prospectus, shares of REIT common stock to be issued as a result of the merger will be subject to certain transfer and ownership restrictions, which we refer to as the REIT Restrictions. The primary consequence of the REIT Restrictions is that following the merger no shareholder or group of shareholders of the REIT acting together will be permitted to own actually or constructively, under applicable U.S. federal income tax rules, in the aggregate, more than 9.8% in value of the outstanding shares of stock of the REIT (i.e., common and preferred stock that may be issued by the REIT) or more than 9.8% in value or number (whichever is more restrictive) of the outstanding shares of REIT common stock. The REIT Restrictions are designed, among other purposes, to facilitate the REIT’s planned compliance with certain of the U.S. federal income tax rules that the REIT must satisfy in order to qualify as a real estate investment trust under the Code.

As noted above, the REIT is a Maryland corporation and, following the merger, will be organized in a manner designed to enable it to qualify as a real estate investment trust for U.S. federal income tax purposes. Approximately 80% of the public companies that qualify as real estate investment trusts under the Code are currently formed under Maryland law. Our board of directors has concluded that, when compared with Ohio, Maryland has more comprehensive and flexible laws governing entities that qualify as real estate investment trusts under the Code and courts with greater expertise in addressing issues pertinent to entities that so qualify. As a result, among other reasons described in this proxy statement/prospectus, our board of directors has concluded that the holding company merger proposal, which is to be made to enable us to carry out our previously announced intention to convert to a structure that will allow the parent company of the Forest City business to qualify as a real estate investment trust under the Code, is advisable and in the best interest of Forest City and our shareholders.

Approval of the holding company merger proposal requires the affirmative vote of holders of at least two-thirds of the outstanding shares of Forest City Class A Common Stock and at least two-thirds of the outstanding shares of Forest City Class B Common Stock, each voting as a separate class.

The merger is just one step in a series of transactions that will result in the REIT and Forest City being organized as an umbrella partnership real estate investment trust, also commonly known as an UPREIT, which is a structure commonly used by other publicly held companies that qualify as real estate investment trusts under the Code. Following these transactions, the REIT will be the sole general partner and a limited partner of the operating partnership and will hold substantially all of its assets and conduct substantially all of its business through the operating partnership. FCILP will be the other limited partner of the operating partnership following these transactions.

The UPREIT structure will enable the REIT to acquire and hold its properties through an entity that is not treated as a corporation for U.S. federal income tax purposes, which, we believe, will provide the REIT with greater flexibility in negotiating future acquisitions by enabling the REIT to offer certain tax advantages to sellers of assets and to investors who prefer to receive partnership units as consideration rather than cash or publicly-traded shares. The implementation of an UPREIT structure will be an important milestone in our previously announced overall business strategy.

At the Special Meeting, you will also be asked to adopt an amendment to the Forest City articles of incorporation that will facilitate our payment of a special dividend prior to the REIT conversion. As one of the steps necessary to enable the REIT to qualify as a real estate investment trust under the Code, Forest City intends to make a special dividend of all accumulated earnings and profits, as measured for U.S. federal income tax purposes, for the period ending at the time of the merger. To preserve working capital, Forest City intends to pay a significant portion (expected to be 80%) of this special dividend in shares of Forest City Common Stock, with the balance to be paid in cash, and to do so in a manner that provides each shareholder an opportunity to elect whether that shareholder prefers to receive the dividend in all stock or all cash, subject to the overriding limitation, however, that, if shareholders who elect cash account for more than 20% of the total dividend, the cash portion of their dividend will be pro-rated so that the aggregate cash payment by Forest City does not exceed 20% of the total amount of the dividend being paid to all shareholders. Forest City’s articles of incorporation currently do not contemplate the payment of a dividend in which shareholders may receive payment in different forms based on their respective elections. The proposed amendment is necessary to authorize the dividend in the proposed form and to enable Forest City to make the dividend prior to the proposed merger. If the proposed amendment does not receive the requisite approvals, Forest City will not be able to pay the dividend prior to the proposed merger, and, in that case, the REIT will have to pay the special dividend at some time during its first year of operation as a real estate investment trust under the Code.

Approval of the proposal to amend the Forest City articles of incorporation requires the affirmative vote of holders of at least two-thirds of the outstanding shares of Forest City Class A Common Stock and at least two-thirds of the outstanding shares of Forest City Class B Common Stock, each voting as a separate class.

In addition, at the Special Meeting you will be asked to approve certain features of the REIT’s organizational documents that will be in effect as of the effective time of the merger that will differ from Forest City’s organizational documents. Specifically, we are asking you to vote in favor of: (i) a provision in the amended and restated REIT charter (the “REIT Charter”) authorizing the REIT board of directors, without shareholder approval, to amend the REIT Charter to increase or decrease the aggregate number of shares of REIT stock or the number of shares of any class or series of shares of REIT stock that the REIT is authorized to issue; (ii) a provision in the REIT Charter and a provision in the amended and restated REIT bylaws (the “REIT Bylaws”) granting the REIT board of directors, with certain limited exceptions, exclusive power to amend the REIT Bylaws; and (iii) a provision in the REIT Bylaws that sets the threshold for REIT shareholders to call a special meeting of shareholders at a majority of all votes entitled to be cast. We refer to the proposals described in the preceding sentence as the proposals regarding the REIT’s organizational documents. Each of the proposals regarding the REIT’s organizational documents will be voted on separately by Forest City shareholders.

The adoption of each of the proposals regarding the REIT’s organizational documents requires the affirmative vote of the holders of a majority of the voting power of the holders of outstanding shares of Forest City Common Stock entitled to vote and present or represented by proxy at the Special Meeting. For this purpose, each outstanding share of Forest City Class A Common Stock is entitled to one vote and each outstanding share of Forest City Class B Common Stock is entitled to ten votes.

Finally, you will be asked to vote on a proposal to adjourn the Special Meeting (or any adjournment or postponement thereof), if necessary (as determined by the Forest City board of directors), for further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the holding company merger proposal, the proposed amendment of our articles of incorporation and/or any of the proposals regarding the REIT’s organizational documents.

Our board of directors has carefully considered each of these proposals, believes that each is advisable and in the best interest of Forest City and our shareholders and unanimously recommends that you vote “FOR” the holding company merger proposal, “FOR” the proposed amendment to the Forest City articles of incorporation, “FOR” each of the proposals regarding the REIT’s organizational documents and “FOR” the adjournment proposal.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible. You may authorize a proxy to vote your shares via the Internet, by telephone, or by completing, signing, dating and mailing the enclosed proxy card in the enclosed postage pre-paid envelope. Specific instructions for shareholders of record who wish to use Internet or telephone voting procedures are included in the enclosed proxy statement/prospectus. You may revoke your proxy in the manner discussed in the accompanying proxy statement/prospectus at any time before it has been exercised at the Special Meeting.

This proxy statement/prospectus provides detailed information about the foregoing proposals and the Special Meeting. The proxy statement/prospectus also is a prospectus of the REIT with respect to its offering of shares of REIT common stock to Forest City shareholders in the proposed merger. We encourage you to read carefully this entire proxy statement/prospectus, including all its annexes, and we especially encourage you to read the section entitled “Risk Factors” beginning on page 32.

Sincerely,

Charles A. Ratner

Chairman of the Board

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the securities to be issued by the REIT under this proxy statement/prospectus or passed upon the adequacy or accuracy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

This proxy statement/prospectus is dated September 17, 2015 and is being first mailed to shareholders on or about September 18, 2015.

FOREST CITY ENTERPRISES, INC.

Notice of Special Meeting of Shareholders

To Be Held October 20, 2015

NOTICE IS HEREBY GIVEN that the special meeting (the “Special Meeting”) of the shareholders of Forest City Enterprises, Inc., an Ohio corporation (“Forest City”), will be held in the Skylight Room, Tower City Center, Skylight Level 3, 230 West Huron Road, Cleveland, Ohio 44113, on October 20, 2015 at 2:00 p.m., Eastern Time, for the purpose of considering and acting upon:

(1)	A proposal, which we refer to as the holding company merger proposal, to approve and adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 15, 2015, by and among Forest City, Forest City Realty Trust, Inc. (the “REIT”), a wholly-owned direct subsidiary of Forest City incorporated under the laws of the state of Maryland, FCILP, LLC (“FCILP”), a wholly-owned direct subsidiary of the REIT organized under the laws of the state of Delaware and FCE Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of the REIT incorporated under the laws of the state of Ohio and owned directly and through the REIT’s interest in FCILP; the Merger Agreement provides for the merger of Merger Sub with and into Forest City (the “Merger”) in a manner in which Forest City will survive as a subsidiary of the REIT and holders of shares of Common Stock of Forest City will receive corresponding shares of common stock of the REIT. The Merger Agreement is included in the accompanying proxy statement/prospectus as Annex A;

(2)	A proposal to adopt an amendment to the Forest City articles of incorporation to add provisions necessary to authorize Forest City to declare and pay a special dividend part in stock and part in cash in a manner in which shareholders may receive the dividend in different forms (i.e., cash vs. stock) based on their individual elections;

(3)	A proposal to approve the provision in the amended and restated REIT charter that will be in effect as of the effective time of the Merger (the “REIT Charter”) authorizing the REIT board of directors, without shareholder approval, to amend the REIT Charter to increase or decrease the aggregate number of shares of REIT stock or the number of shares of any class or series of shares of REIT stock that the REIT is authorized to issue;

(4)	A proposal to approve a provision in the REIT Charter and a provision in the amended and restated REIT bylaws that will be in effect as of the effective time of the Merger (the “REIT Bylaws”) granting the REIT board of directors, with certain limited exceptions, exclusive power to amend the REIT Bylaws;

(5)	A proposal to approve a provision in the REIT Bylaws that sets the threshold for REIT shareholders to call a special meeting of shareholders at a majority of all votes entitled to be cast. We refer to proposal 3, proposal 4 and proposal 5 collectively as the proposals regarding the REIT’s organizational documents; and

(6)	A proposal, which we refer to as the adjournment proposal, to adjourn the Special Meeting (or any adjournment or postponement thereof), if necessary (as determined by the Forest City board of directors), for further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve one or more of the foregoing proposals.

On June 26, 2015, our board of directors unanimously approved the Merger Agreement, which was signed on September 15, 2015, and the proposed amendment to the Forest City articles of incorporation and declared each to be advisable and in the best interest of Forest City and its shareholders. Our board of directors unanimously recommends that shareholders vote “FOR” the holding company merger proposal, “FOR” the proposed amendment to the Forest City articles of incorporation and “FOR” each of the proposals regarding the REIT’s organizational documents. In addition, our board of directors unanimously recommends that shareholders vote “FOR” the adjournment proposal. Your vote “FOR” the holding company merger proposal will also constitute a vote “FOR” the assumption by the REIT of the various Forest City equity incentive compensation plans (including the existing share reserves under such plans) and all the outstanding equity awards under those plans.

i

We expressly reserve the right to cancel or defer the timing of the Merger, even if our shareholders vote to approve and adopt the Merger Agreement, if our board of directors determines that one or more of the conditions precedent has not been met and should not be waived or that the Merger is no longer advisable and in the best interest of Forest City and its shareholders. Similarly, we expressly reserve the right to not proceed with the proposed amendment to the Forest City articles of incorporation, even if our shareholders vote to adopt the amendment, if our board of directors determines that the amendment is no longer advisable and in the best interest of Forest City and its shareholders.

Shareholders of record at the close of business on August 31, 2015 will be entitled to notice of and to vote by proxy or in person at the Special Meeting or any adjournment or postponement thereof.

BY THE ORDER OF THE BOARD OF DIRECTORS

Geralyn M. Presti

Corporate Secretary

Cleveland, Ohio

September 17, 2015

IMPORTANT: It is important that your shares be represented at the meeting. Whether or not you intend to be present, please mark, date and sign the appropriate enclosed proxy or proxies and send them by return mail in the enclosed envelope, which does not require postage if mailed in the U.S.

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting to Be Held on October 20, 2015

This proxy statement/prospectus and the proxy card are available on the Investor Relations page of our Internet site at www.forestcity.net.

ADDITIONAL INFORMATION

Forest City files annual, quarterly, current and special reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You may read and copy any document we (or the REIT) file with the SEC at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our filings are also available to the public without charge from the SEC’s Internet site at http://www.sec.gov or from our Internet site at http://www.forestcity.net. Our Corporate Governance Guidelines, our Code of Legal and Ethical Conduct and our board committee charters are also available on our Internet site at http://www.forestcity.net or in print upon written request addressed to Corporate Secretary, Forest City Enterprises, Inc., Terminal Tower, 50 Public Square, Suite 1360, Cleveland, Ohio 44113. The information in, or that can be accessed through, our Internet site is not a part of this proxy statement/prospectus, and all references herein to Internet sites are inactive textual references only.

This proxy statement/prospectus constitutes a proxy statement of Forest City with respect to the solicitation of proxies by Forest City for the Special Meeting described within. This proxy statement/prospectus also constitutes a prospectus of the REIT, which is part of the registration statement on Form S-4 filed by the REIT to register the shares of REIT Class A common stock and REIT Class B common stock that holders of Forest City Class A Common Stock and Forest City Class B Common Stock, respectively, will receive in connection with the Merger if the Merger Agreement is adopted and the Merger is completed.

As permitted under SEC rules, in this proxy statement/prospectus we incorporate by reference important business and financial information about us that is contained in documents filed with the SEC that are not included in or delivered with this proxy statement/prospectus. This allows us to disclose important information to you by referring you to those documents rather than repeating them in full in this proxy statement/prospectus. The information incorporated by reference is considered to be part of this proxy statement/prospectus and later information filed with the SEC will update or supersede this information. This proxy statement/prospectus incorporates by reference the documents listed below:

•	Forest City’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on February 24, 2015, as amended;

•	the information specifically incorporated by reference into Forest City’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 from Forest City’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 9, 2015;

•	Forest City’s Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2015 and June 30, 2015, filed with the SEC on May 4, 2015 and August 4, 2015, respectively;

•	Forest City’s Current Reports on Form 8-K filed with the SEC on January 13, 2015 (other than the portions of such document not deemed to be filed), February 19, 2015, February 27, 2015 (other than the portions of such document not deemed to be filed), March 6, 2015 (other than the portions of such document not deemed to be filed), May 4, 2015 (which was accepted by the SEC for filing at 4:12 Eastern Time on May 4, 2015), May 4, 2015 (which was accepted by the SEC for filing at 4:13 Eastern Time on May 4, 2015, other than the portions of such document not deemed to be filed), May 12, 2015 (other than the portions of such document not deemed to be filed), May 29, 2015, June 29, 2015, July 13, 2015, July 16, 2015 (other than the portions of such document not deemed to be filed), July 17, 2015 (other than the portions of such document not deemed to be filed), August 21, 2015, September 10, 2015 (other than the portions of such document not deemed to be filed) and September 15, 2015; and

•	all reports and definitive proxy or information statements filed by Forest City or the REIT under Section 13(a), Section 13(c), Section 14 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), between the date of this proxy statement/prospectus and the date of the Special Meeting.

Nothing in this proxy statement/prospectus shall be deemed to incorporate information furnished but not filed with the SEC pursuant to Item 2.02 or 7.01 of Form 8-K, including the related exhibits, or any information deemed to have been “furnished” and not “filed” with the SEC.

Following the Merger described in this proxy statement/prospectus, the REIT will become subject to the same informational requirements as Forest City is prior to the Merger, and will file annual, quarterly and current reports, proxy statements and other information with the SEC in accordance with the Exchange Act and with the New York Stock Exchange (“NYSE”) pursuant to the Exchange Act and NYSE Listing Rules. Forest City does not expect to be subject to such requirements following the Merger.

You may request a copy of any of the above-referenced filings, at no cost, by telephoning or writing to us at the following phone number, postal address or e-mail address:

Jeffrey B. Linton

Forest City Enterprises, Inc.

Terminal Tower, 50 Public Square, Suite 1100

Cleveland, Ohio 44113-2203

Telephone Number: (216) 621-6060

jefflinton@forestcity.net

You also may obtain documents incorporated by reference into this proxy statement/prospectus by requesting them in writing or by telephone from our proxy solicitor at the following address and telephone number:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Holders Call Toll Free: (866) 796-7179

To receive timely delivery of requested documents in advance of the Special Meeting, please make your request no later than October 13, 2015 (five business days before the date of the Special Meeting).

You should only rely on the information contained in, or incorporated by reference in, this proxy statement/prospectus to vote on the proposals being presented at the Special Meeting. No one has been authorized to provide you with different or additional information. We are not making an offer to exchange or sell (or soliciting any offer to buy) any securities, or soliciting any proxy, in any state or other jurisdiction where it is unlawful to do so.

This proxy statement/prospectus is dated September 17, 2015. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any other date, and you should not consider any information in this proxy statement/prospectus or in the documents incorporated by reference herein to be investment, legal or tax advice. Neither the mailing of this proxy statement/prospectus to shareholders nor the issuance of shares of REIT Class A common stock and shares of REIT Class B common stock pursuant to the proposed Merger implies that information is accurate as of any other date.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT/PROSPECTUS AND THE

SPECIAL MEETING

Unless otherwise specifically stated or the context otherwise requires, all references in this proxy statement/prospectus to the “Company”, “we”, “our” and “us” refer to Forest City Enterprises, Inc. (“Forest City”) and its subsidiaries, with respect to the period before the Merger (as defined below), and Forest City Realty Trust, Inc. (the “REIT”) and its subsidiaries, with respect to the period after the Merger.

Q.	Why am I receiving this proxy statement/prospectus?

A.	This proxy statement/prospectus is provided in connection with the solicitation of proxies by our board of directors for exercise at the Special Meeting (as defined below) and any adjournment or postponement thereof, as well as in connection with the registration of the Class A common stock and Class B common stock of the REIT, which we refer to collectively as REIT common stock. You are receiving this proxy statement/prospectus because you owned shares of Class A Common Stock or Class B Common Stock of Forest City, which we refer to collectively as the Forest City Common Stock, at the close of business on August 31, 2015 (the “Record Date”).

Q.	Where and when is the Special Meeting?

A.	The special meeting (the “Special Meeting”) of the shareholders of Forest City will be held in the Skylight Room, Tower City Center, Skylight Level 3, 230 West Huron Road, Cleveland, Ohio 44113, on October 20, 2015 at 2:00 p.m., Eastern Time.

Q.	Who can attend the Special Meeting?

A.	All owners of Forest City Common Stock at the close of business on the Record Date are invited to attend the Special Meeting. Persons who are not owners of Forest City Common Stock may attend only if invited by our board of directors. If you are the beneficial owner of shares of Forest City Common Stock held in the name of your broker, bank, trust or other nominee, you must bring proof of ownership (e.g., a current brokerage statement) in order to be admitted to the Special Meeting.

Q.	Who can vote at the Special Meeting?

A.	Only shareholders of record at the close of business on the Record Date or their duly authorized proxies will be entitled to vote at the Special Meeting. If you are not a shareholder of record but hold shares of Forest City Common Stock through your broker, bank, trust or other nominee, you may vote your shares in person only if you obtain a legal proxy from the broker, bank, trust or other nominee that holds your shares authorizing you to vote the shares. We will begin mailing this proxy statement/prospectus on or about September 18, 2015 to shareholders of record at the close of business on the Record Date.

Q.	What will I be voting on at the Special Meeting?

A.	At the Special Meeting, Forest City shareholders will consider and vote upon the following proposals:

•

Proposal 1: A proposal, which we refer to as the holding company merger proposal, to approve and adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 15, 2015, by and among Forest City, the REIT, a wholly-owned direct subsidiary of Forest City incorporated under the laws of the state of Maryland, FCILP, LLC (“FCILP”), a wholly-owned direct subsidiary of the REIT organized under the laws of the state of Delaware and FCE Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of the REIT incorporated under the laws of the state of Ohio and owned directly and through the REIT’s interest in FCILP; the Merger Agreement provides for the merger of

Merger Sub with and into Forest City (the “Merger”) in a manner in which Forest City will survive as a subsidiary of the REIT and holders of shares of Forest City Common Stock will receive corresponding shares of REIT common stock;

•	Proposal 2: A proposal to adopt an amendment to the Forest City articles of incorporation, which we refer to as the Forest City articles, to add provisions necessary to authorize Forest City to declare and pay a special dividend part in shares of Forest City Common Stock and part in cash in a manner in which shareholders may receive the dividend in different forms (i.e., cash vs. stock) based on their individual elections;

•	Proposal 3: A proposal to approve a provision in the amended and restated REIT charter that will be in effect as of the effective time of the Merger, which we refer to as the REIT Charter, authorizing the REIT board of directors, without shareholder approval, to amend the REIT Charter to increase or decrease the aggregate number of shares of REIT stock or the number of shares of any class or series of shares of REIT stock that the REIT is authorized to issue;

•	Proposal 4: A proposal to approve a provision in the REIT Charter and a provision in the amended and restated bylaws of the REIT that will be in effect as of the effective time of the Merger, which we refer to as the REIT Bylaws, granting the REIT board of directors, with certain limited exceptions, exclusive power to amend the REIT Bylaws;

•	Proposal 5: A proposal to approve a provision in the REIT Bylaws that sets the threshold for REIT shareholders to call a special meeting of shareholders at a majority of all votes entitled to be cast. We refer to Proposal 3, Proposal 4 and Proposal 5 collectively as the proposals regarding the REIT’s organizational documents; and

•	Proposal 6: A proposal, which we refer to as the adjournment proposal, to adjourn the Special Meeting (or any adjournment or postponement thereof), if necessary (as determined by the Forest City board of directors), for further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve one or more of the foregoing proposals.

Q.	What are the board of directors’ voting recommendations?

A.	Our board of directors recommends that you vote “FOR” each of the proposals, specifically:

•	“FOR” the holding company merger proposal;

•	“FOR” the proposed amendment to the Forest City articles;

•	“FOR” the proposal to approve a provision in the REIT Charter authorizing the REIT board of directors, without shareholder approval, to amend the REIT Charter to increase or decrease the aggregate number of shares of REIT stock or the number of shares of any class or series of shares of REIT stock that the REIT is authorized to issue;

•	“FOR” the proposal to approve a provision in the REIT Charter and a provision in the REIT Bylaws granting the REIT board of directors, with certain limited exceptions, exclusive power to amend the REIT Bylaws;

•	“FOR” the proposal to approve a provision in the REIT Bylaws that sets the threshold for REIT shareholders to call a special meeting of shareholders at a majority of all votes entitled to be cast; and

•	“FOR” the adjournment proposal.

Q.	Can I vote “FOR” the holding company merger proposal and “AGAINST” the proposals regarding the REIT’s organizational documents?

A.

Yes. Note, however, that the Forest City board of directors recommends that you vote “FOR” each of the proposals regarding the REIT’s organizational documents and note, too, that, by the terms of the Merger Agreement, the closing of the Merger (and, thus, of the REIT Conversion) is conditioned, among other things, upon Forest City shareholders having approved each of the proposals regarding the REIT’s organizational documents. The Merger Agreement also provides that the Forest City board of directors may waive one or more of these closing conditions. If Forest City shareholders fail to approve one or more of the proposals regarding the REIT’s organizational documents and the Forest City board of directors elects to waive satisfaction of the related condition and proceed with the Merger, the REIT’s organizational documents will be consistent with the forms attached hereto as Annex B-1 and Annex B-2, respectively, but with such changes as are necessary to remove any provision that did not receive the requisite shareholder approval and substitute a provision consistent with the terms of the Forest City organizational documents in effect immediately prior to the Merger.

Q.	How do I vote?

A.	If you are a shareholder of record at the close of business on the Record Date, you may vote in person at the Special Meeting or authorize a proxy to vote your shares, in which case you may:

•	Submit a proxy by Mail: sign, date and mail in your proxy card using the accompanying envelope;

•	Submit a proxy by Telephone: submit a proxy by calling 1-800-690-6903; or

•	Submit a proxy via the Internet: connect to the Internet site www.proxyvote.com and follow the directions provided.

Detailed instructions for using the telephone and Internet options for voting by proxy are set forth on the proxy card accompanying this proxy statement/prospectus. Because the Internet and telephone services authenticate shareholders by use of a control number, you must have the proxy card available in order to use these services to vote. Proxies submitted by telephone or Internet must be received by 11:59 p.m. Eastern Time on October 19, 2015. If you choose to vote by telephone or Internet, you do not need to return the proxy card.

If you elect to vote by proxy, the proxy holders will vote your shares based on your directions. If you submit your proxy card but do not properly direct how your shares of Forest City Common Stock should be voted, the proxy holders will vote “FOR” the holding company merger proposal, “FOR” the approval of the proposed amendment to the Forest City articles, “FOR” the approval of each of the proposals regarding the REIT’s organizational documents and “FOR” the approval of the adjournment proposal. The proxy holders will use their discretion on any other proposals and matters that may be brought before the Special Meeting.

If your shares of Forest City Common Stock are held by a broker, bank, trust or other nominee, then you are not the shareholder of record. In that case, to vote in person at the Special Meeting, you must obtain a legal proxy from your broker, bank, trust or other nominee and present it at the Special Meeting.

Q.	Why is my vote important?

A.	If you do not submit a proxy or vote in person at the Special Meeting, it will be more difficult for us to obtain the necessary quorum to hold the Special Meeting. In addition, your failure to submit a proxy or to vote in person will have the same effect as a vote “AGAINST” the holding company merger and “AGAINST” the proposed amendment to the Forest City articles.

Q.	What constitutes a quorum for the Special Meeting?

A.	In order to carry out the business of the Special Meeting, shareholders constituting a quorum must be present. For this purpose, a quorum is the presence, either in person or by proxy, of holders of a majority of the issued and outstanding shares of Forest City Common Stock eligible to vote as of the Record Date. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present. Failure of a quorum to be present at the Special Meeting will necessitate an adjournment or postponement of the Special Meeting and will subject us to additional expense.

Q.	What votes are required to adopt the proposals?

A.	The votes required to approve each proposal submitted for consideration at the Special Meeting are as follows:

(1)	the adoption of the holding company merger proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of Forest City Class A Common Stock and at least two-thirds of the outstanding shares of Forest City Class B Common Stock, each voting as a separate class;

(2)	the adoption of the proposed amendment to the Forest City articles requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of Forest City Class A Common Stock and at least two-thirds of the outstanding shares of Forest City Class B Common Stock, each voting as a separate class;

(3)	the adoption of the proposals regarding the REIT’s organizational documents, each of which will be voted on separately by Forest City shareholders, requires the affirmative vote of holders of a majority of the voting power of holders of outstanding shares of Forest City Common Stock entitled to vote and present or represented by proxy at the Special Meeting; and

(4)	the adoption of the adjournment proposal, if one becomes necessary, requires the affirmative vote of holders of a majority of the voting power of holders of outstanding shares of Forest City Common Stock entitled to vote and present or represented by proxy at the Special Meeting, whether or not a quorum is present.

Holders will be entitled to one vote per share of Forest City Class A Common Stock and ten votes per share of Forest City Class B Common Stock held as of the Record Date on each proposal.

As of the close of business on the Record Date there were 239,812,357 shares of Forest City Class A Common Stock and 18,885,818 shares of Forest City Class B Common Stock outstanding and entitled to vote at the Special Meeting.

Q.	How are broker non-votes and abstentions treated?

A.	Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present.

Abstentions will have the effect of votes “AGAINST” the holding company merger proposal, the proposed amendment to the Forest City articles, each of the proposals regarding the REIT’s organizational documents and the adjournment proposal.

A broker non-vote occurs when a broker, bank, trust or other nominee does not vote shares that it holds in “street name” on behalf of a beneficial owner with respect to a particular non-routine proposal because the beneficial owner has not provided voting instructions to the nominee with respect to such proposal, but the broker, bank, trust or other nominee votes shares that it holds in “street name” on behalf of a beneficial owner with respect to at least one other proposal, because either the beneficial owner has provided voting instructions to the nominee with respect to such proposal or the proposal is routine, such that the nominee may cast a vote on behalf of the beneficial owner even without receiving voting instructions. Because all proposals to be considered at the Special Meeting are non-routine items, the only way a broker non-vote would result is if you provide your broker, bank, trust or other nominee with instructions on how to vote your shares with respect to one or more proposals but do not provide it with instructions on how to vote your shares with respect to at least one other proposal. Broker-non votes, if any, will have the effect of votes “AGAINST” the holding company merger proposal and the proposed amendment to the Forest City articles. Broker non-votes, if any, will have no effect on each of the proposals regarding the REIT’s organizational documents and the adjournment proposal.

See “Voting and Proxies—Proxies” beginning on page 54.

Q.	If my shares are held in “street name” by my broker, bank, trust or other nominee, will my broker, bank, trust or other nominee vote my shares for me?

A.	No. If your shares of Forest City Common Stock are held in “street name” by your broker, bank, trust or other nominee, you should follow the directions provided by your broker, bank, trust or other nominee. Your broker, bank, trust or other nominee will vote your shares only if you provide instructions on how you would like your shares to be voted.

Q.	What do I need to do now?

A.	You should carefully read and consider this proxy statement/prospectus including its annexes. It includes important information about what our board of directors considered in approving and declaring advisable the Merger Agreement and the proposed amendment to the Forest City articles, as well as the risks associated with each proposal.

You should then authorize a proxy to vote your shares by one of the three methods described as soon as possible so that your shares will be represented at the Special Meeting. If your shares of Forest City Common Stock are known to us to be held by you through a broker, bank, trust or other nominee, you should receive a separate voting instruction form with this proxy statement/prospectus.

Q.	Can I change my vote after I have mailed my signed proxy card or otherwise granted my proxy (i.e., by telephone or by Internet)?

A.	Yes. If you deliver a duly executed proxy, you may revoke your proxy prior to the close of voting at the Special Meeting in any of the following five ways:

•	Revoking your proxy at the Internet site www.proxyvote.com by 11:59 p.m. on October 19, 2015;

•	Call 1-800-690-6903 by 11:59 p.m. on October 19, 2015;

•	Deliver a duly executed proxy bearing a later date;

•	Deliver a written notice of revocation to our Corporate Secretary; or

•	Vote in person at the Special Meeting (but your attendance at the Special Meeting, in and of itself, will not revoke the proxy).

If your shares of Forest City Common Stock are held through a broker, bank, trust or other nominee, you should contact your broker, bank, trust or other nominee to change your vote.

Q.	Who will conduct the proxy solicitation and how much will it cost?

A.	We have engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. We will pay D.F. King a fee of $20,000, plus reasonable expenses, for these services. We have also agreed to indemnify D.F. King against certain losses, costs and expenses. In addition, our directors, officers and employees may request the return of proxies by telephone or in person, but no additional compensation will be paid to them.

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Holders Call Toll Free: (866) 796-7179

Q.	Where can I find the voting results of the Special Meeting?

A.	We plan to announce preliminary voting results at the Special Meeting and publish final results on a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) promptly after the Special Meeting.

Q.	Whom should I call with questions?

A.	You should call D.F. King, our proxy solicitor, toll-free at (866) 796-7179 with any questions about the holding company merger proposal, our proposal to amend the Forest City articles or the proposals regarding the REIT’s organizational documents or to obtain additional copies of this proxy statement/prospectus or additional proxy cards. You may also call Jeffrey B. Linton, Senior Vice President, Corporate Communications, at (216) 621-6060.

QUESTIONS AND ANSWERS ABOUT THE REIT CONVERSION

What follows are questions that you, as a shareholder of Forest City, may have regarding the Merger and our intention to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with the taxable year ending December 31, 2016, and answers to those questions. Additional important information is contained in the annexes to, and the documents incorporated by reference into, this proxy statement/prospectus.

Q.	What is the holding company merger proposal?

A.	We are asking you to approve the merger of Merger Sub with and into Forest City, which we refer to as the Merger. Following the Merger, you will receive shares of REIT common stock in exchange for your shares of Forest City Common Stock and Forest City will become a subsidiary of the REIT owned by the REIT directly and through the REIT’s interest in FCILP. The Merger is the means by which we intend to create a holding company structure that will facilitate our conversion to a real estate investment trust for U.S. federal income tax purposes. The Merger will ensure, among other things, the effective adoption and implementation of an amended and restated charter of the REIT, which will include share ownership and transfer restrictions to facilitate the REIT’s compliance with certain of the U.S. federal income tax rules applicable to companies that qualify as real estate investment trusts under the Code related to share ownership.

Immediately following the Merger and the transactions relating thereto:

•	each outstanding share of Forest City Class A Common Stock will have been converted into one share of REIT Class A common stock, and each outstanding share of Forest City Class B Common Stock will have been converted into one share of REIT Class B common stock;

•	the shares of Merger Sub held by the REIT and FCILP will be converted into, and immediately thereafter will represent, 100% of the issued and outstanding shares of common stock of Forest City (as the surviving company of the Merger) and, as a result, Forest City will become a subsidiary of the REIT;

•	Forest City will be reorganized as a limited partnership and thereafter will serve as the REIT’s operating partnership, which we refer to as the Operating Partnership;

•	the REIT will be the sole general partner and a limited partner of the Operating Partnership and FCILP will be the other limited partner of the Operating Partnership;

•	REIT Class A common stock and REIT Class B common stock will have been approved for listing on the New York Stock Exchange (“NYSE”) under the symbols “FCE.A” and “FCE.B”, respectively;

•	the board of directors of the REIT will be comprised of the same individuals who comprise the Forest City board of directors immediately prior to the Merger;

•	the individuals serving as principal executive officer, principal financial officer and principal accounting officer of Forest City immediately prior to the Merger will hold the same positions at the REIT;

•	the REIT will have assumed all of Forest City’s equity incentive compensation plans, and all rights to acquire shares of Forest City Class A Common Stock under any Forest City equity incentive compensation plan will have been converted into rights to acquire shares of REIT Class A common stock pursuant to the terms of the equity incentive compensation plans and other related documents, if any;

•	you will own shares of REIT common stock in the same class, amount and percentage as your holdings in Forest City immediately prior to the Merger; and

•	your rights as a shareholder of the REIT will be governed by Maryland law, the REIT Charter and the REIT Bylaws (assuming, for this purpose, that each of the proposals regarding the REIT’s organizational documents receives the requisite shareholder approval).

A vote to approve the holding company merger proposal will also be a vote to approve, among other things, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption of the REIT common stock that will be received by Forest City shareholders in the Merger, as set forth in the Maryland General Corporation Law (“MGCL”) and as contained in the REIT Charter and REIT Bylaws (assuming, for this purpose, that each of the proposals regarding the REIT’s organizational documents receives the requisite shareholder approval). If one or more of the proposals regarding the REIT’s organizational documents does not receive the requisite shareholder approval and the Forest City board of directors nevertheless elects to proceed with the Merger, then the forms of the REIT Charter and REIT Bylaws annexed hereto will be revised to remove any provision that did not receive the requisite shareholder approval and substitute a provision consistent with the terms of the Forest City organizational documents in effect immediately prior to the Merger.

A copy of the Merger Agreement is attached as Annex A to, and is incorporated by reference in, this proxy statement/prospectus. Copies of the forms of the REIT Charter and REIT Bylaws are attached as Annex B-1 and Annex B-2, respectively. You are encouraged to read each of these documents carefully.

Q.	What are the proposals regarding the REIT’s organizational documents?

A.	At the Special Meeting you will be asked to consider and vote upon three separate proposals to approve certain provisions of the REIT’s organizational documents that will differ from Forest City’s organizational documents. Specifically, we are asking you to approve: (i) a provision in the REIT Charter authorizing the REIT board of directors, without shareholder approval, to amend the REIT Charter to increase or decrease the aggregate number of shares of REIT stock or the number of shares of any class or series of shares of REIT stock that the REIT is authorized to issue; (ii) a provision in the REIT Charter and a provision in the REIT Bylaws granting the REIT board of directors, with certain limited exceptions, exclusive power to amend the REIT Bylaws; and (iii) a provision in the REIT Bylaws that sets the threshold for REIT shareholders to call a special meeting of shareholders at a majority of all votes entitled to be cast.

Q.	What will holders of shares of Forest City Common Stock receive in connection with the Merger, and when will they receive it?

A.	We have two classes of Common Stock: Class A Common Stock, $.33 1⁄3 par value per share, and Class B Common Stock, $.33 1⁄3 par value per share. At the effective time of the Merger:

•	each outstanding share of Forest City Class A Common Stock will be converted into a share of REIT Class A common stock, par value $0.01 per share; and

•	each outstanding share of Forest City Class B Common Stock will be converted into a share of REIT Class B common stock, par value $0.01 per share.

For reference, as of August 31, 2015, Forest City had 239,812,357 shares of Class A Common Stock outstanding and 18,885,818 shares of Class B Common Stock outstanding. At the time of completion of the Merger, each holder of Forest City Class A Common Stock and each holder of Forest City Class B Common Stock will hold the same percentage ownership in the REIT as each such holder previously held in Forest City.

The respective powers, privileges, preferences, rights, qualifications, limitations and restrictions, including voting rights, of the REIT common stock received in the Merger will be equivalent in most major respects to the respective powers, privileges, preferences, rights, qualifications, limitations and restrictions relating to Forest City Common Stock, except that such shares will be subject to certain transfer and ownership restrictions, which we refer to as the REIT Restrictions, and the rights of shareholders will be governed by

Maryland law and the REIT Charter and REIT Bylaws (assuming, for this purpose, that each of the proposals regarding the REIT’s organizational documents receives the requisite shareholder approval). See “Description of REIT Stock” beginning on page 90 and “Comparison of Rights of Shareholders of Forest City and the REIT” beginning on page 102.

Q.	What key steps are expected to be involved in implementing the REIT Conversion?

A.	Our board of directors has unanimously approved a plan to reorganize our business operations so that, following the Merger, we anticipate qualifying as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016. We refer to this plan, including the transactions immediately preceding and immediately following the Merger, as the REIT Conversion. Our board of directors has determined that the REIT Conversion is advisable and in the best interest of Forest City and its shareholders. The REIT Conversion will include the following key components:

•	an internal restructuring of our business operations to facilitate the REIT Conversion;

•	the distribution of our accumulated earnings and profits for the period preceding commencement of the first calendar year in which we intend to elect to be taxed as a real estate investment trust for U.S. federal income tax purposes, currently anticipated to be the taxable year ending December 31, 2016; we currently anticipate paying this dividend, which we refer to as the 2015 Special Dividend, prior to the commencement of 2016, although we may pay this dividend in one or more increments at any time prior to the end of the first calendar year in which we elect to be taxed as a real estate investment trust;

•	the adoption of a holding company structure as a result of the Merger;

•	following the Merger, the reorganization of Forest City as a limited partnership so that it can serve as the REIT’s operating partnership;

•	the payment of regular quarterly dividends to shareholders, the amount of which will be determined, and be subject to adjustment from time to time, by our board of directors and the declaration of which is expected to commence in the first quarter of 2016; and

•	the management and operation of the REIT in a manner designed to enable it to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016.

On August 21, 2015, our counsel, Sullivan & Cromwell LLP, rendered an opinion to Forest City to the effect that the REIT’s proposed organization and method of operation, as represented by management, will enable the REIT to meet the requirements to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016.

Q.	What is a real estate investment trust?

A.

After the Merger, the REIT intends to qualify and elect to be taxed as a real estate investment trust under Sections 856 through 860 of the Code commencing with the taxable year ending December 31, 2016. A company that qualifies and elects to be taxed as a real estate investment trust under the Code generally will not be subject to U.S. federal income tax on its real estate investment trust taxable income that it pays to its shareholders in the form of a dividend. A company’s qualification as a real estate investment trust under the Code depends on its ability to meet, on a continuing basis, through actual investment and operating results, various highly technical and complex requirements under the Code relating to, among other things, the sources of its gross income, the composition and values of its assets, its distribution levels and the diversity of ownership of its shares. The REIT believes that it will be organized in conformity with the requirements for qualification and taxation as a real estate investment trust under the Code, and that its intended manner of operation will enable it to meet the requirements for qualification and taxation as a real estate investment trust. The REIT anticipates that dividends it pays to its shareholders generally will be taxable to its shareholders as ordinary income, although a portion of the dividends may be designated by the REIT as qualified dividend income or capital gain or may constitute a return of capital. For a more complete discussion of the U.S. federal income taxation of real estate investment trusts and the tax treatment of distributions to shareholders of the REIT, please refer to “Material U.S. Federal Income Tax Considerations”.

Q.	What is an UPREIT?

A.	“UPREIT” stands for umbrella partnership real estate investment trust. In an UPREIT structure, shareholders own equity interests in a holding company that qualifies as a real estate investment trust under the Code. The holding company generally does not own any properties itself, but instead owns the controlling interest in an operating partnership subsidiary which, in turn, owns all or substantially all of the properties and other assets of the enterprise directly or through one or more subsidiaries.

Q.	How will being a shareholder of the REIT differ from being a shareholder of Forest City?

A.	Following the Merger (and assuming each of the proposals regarding the REIT’s organizational documents receives the requisite shareholder approval), your rights, and the limitations thereon, as a shareholder of REIT common stock will be governed by the REIT Charter and REIT Bylaws and Maryland law, which we believe are similar, but not identical, to the rights and limitations thereon of shares of Forest City under the Forest City articles, the Forest City Code of Regulations and Ohio law. We refer to the Forest City Code of Regulations as the Forest City regulations, and we refer to the Forest City articles and regulations collectively as the Forest City organizational documents. The primary difference is that following the Merger, your shares of REIT common stock will be subject to the REIT Restrictions, which are designed to facilitate the REIT’s compliance with certain of the U.S. federal income tax rules that the REIT must satisfy in order to qualify as a real estate investment trust under the Code. The REIT Restrictions are designed, primarily, to ensure that no person or group of persons acting together will own, actually or constructively, as determined under the Code, more than 9.8% in value of the outstanding shares of REIT stock or more than 9.8% determined by value or number, whichever is more restrictive, of the outstanding shares of REIT common stock unless they have obtained a written waiver from the REIT and have provided such representations and undertakings acceptable to the REIT in connection therewith, in each case as determined by the REIT board of directors in its sole discretion. Once the REIT Restrictions are in effect, any violation thereof will result in the violating shareholder’s shares of stock being automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations selected by the REIT, and the intended transferee or other prohibited owner will acquire no rights in the shares. The REIT Restrictions are comparable to the restrictions in the governing documents of many other public companies that qualify as real estate investment trusts under the Code. See “Comparison of Rights of Shareholders of Forest City and the REIT” beginning on page 102.

If one or more of the proposals regarding the REIT’s organizational documents does not receive the requisite shareholder approval and the Forest City board of directors nevertheless elects to proceed with the Merger, then the forms of the REIT Charter and REIT Bylaws annexed hereto will be revised to remove any provision that did not receive the requisite shareholder approval and substitute a provision consistent with the terms of the Forest City organizational documents in effect immediately prior to the Merger.

Q.	What will it mean that the REIT is an UPREIT?

A.	An UPREIT is a real estate investment trust that conducts its business through an operating partnership. After the REIT Conversion, the REIT will be the sole general partner of the Operating Partnership, and, as such, the REIT will control the day to day operations of the Operating Partnership. The REIT will conduct substantially all of our business through the Operating Partnership and will own substantially all of our assets through the Operating Partnership, either directly or through direct and/or indirect subsidiaries of the Operating Partnership. Accordingly, the REIT’s cash flow and ability to pay dividends to shareholders will be dependent upon the cash flow of the Operating Partnership and the ability of the Operating Partnership and its direct and indirect subsidiaries to first satisfy their obligations to creditors.

Immediately following the REIT Conversion, the REIT will own 100% of the Operating Partnership, directly and through its ownership of FCILP. Following the REIT Conversion, the REIT may identify one or more persons or entities who agree to purchase and hold limited partnership interests in the Operating Partnership. Nevertheless, the REIT will be the sole general partner of the Operating Partnership.

Factors outside of our control could result in the timing of our adoption of the UPREIT structure being delayed, or not being completed at all, and our board of directors may, without notice to you, cancel, delay or modify the nature or timing of our adoption of the UPREIT structure at any time for any reason.

Q.	Why are we adopting the UPREIT structure following the Merger?

A.	The UPREIT structure will enable the REIT to acquire and hold its properties through an entity that is not treated as a corporation for U.S. federal income tax purposes, which, we believe, will provide the REIT with greater flexibility in negotiating future acquisitions because it will enable the REIT to offer certain tax advantages to sellers of assets and to investors who prefer to receive partnership units as consideration rather than cash or publicly-traded shares. The UPREIT structure is commonly used by public companies that qualify as real estate investment trusts under the Code. The REIT Conversion and the implementation of an UPREIT structure are important milestones in our previously announced overall strategic plan.

If additional limited partners are admitted to the Operating Partnership, in exchange for properties, cash or other consideration, we expect that the REIT’s ownership of the Operating Partnership, as a percentage of the total, will decline. Over time, we may acquire limited partners’ interests in the Operating Partnership for cash or stock and we may acquire newly issued limited partnership interests in the Operating Partnership for cash, each of which would have the effect of increasing the REIT’s ownership of the Operating Partnership. As a result of these various occurrences, our ownership percentage of the Operating Partnership can be expected to vary over time. Nonetheless, in each case we expect that the REIT will retain control of the Operating Partnership as its sole general partner.

Q.	What other restructuring transactions are we pursuing in connection with the REIT Conversion?

A.	On September 10, 2015, Forest City announced that it plans to move to a new internal organizational structure. The new structure eliminates Forest City’s current strategic business units, which are organized primarily around asset type (retail, office and apartments), and replaces them with a structure organized around function (operations, development and support services). We expect this new structure will be effective concurrently with the expected real estate investment trust election of the REIT on January 1, 2016.

Q.	Why is Forest City proposing the REIT Conversion?

A.	Our board of directors, with the assistance of investment banking, legal, tax and other financial advisors, completed a comprehensive evaluation of long-term growth and capital allocation strategies, including assessing the potential of a variety of corporate and tax structures to enhance shareholder value. We believe qualifying as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016 will benefit our shareholders because, among other things, it will provide an increased dividend yield, could expand our shareholder base to include real estate investment trust dedicated investors or those investors attracted by yield which may increase the demand for, and improve the liquidity of, our common stock and should be a more tax efficient investment. The REIT Conversion also will support our core strategic drivers of creating a strong and sustainable capital structure, striving for operational excellence and focusing on core products in our core markets to help create additional shareholder value.

To review the background of, and the reasons for, the REIT Conversion in greater detail, and the related risks associated therewith, see “Background of the REIT Conversion” beginning on page 56, “Reasons for the Merger and the REIT Conversion” beginning on page 59, “Conversion of Forest City to a Limited Partnership” beginning on page 66 and “Risk Factors” beginning on page 32.

Q.	Will my voting rights remain the same following the Merger?

A.	As a general matter, yes, except that you will hold shares of REIT common stock (rather than Forest City Common Stock). Like Forest City, the REIT will have two classes of common stock and the relative voting rights of the two classes generally will match those of the Class A and Class B Common Stock of Forest City. That being said, there are some important differences between your rights as a holder of shares of Forest City Common Stock and your rights as a holder of shares of REIT common stock, specifically including, among other things, the REIT Restrictions described in this proxy statement/prospectus. For a detailed discussion of these differences, see “Comparison of Rights of Shareholders of Forest City and the REIT” beginning on page 102.

Q.	What distributions will shareholders receive in connection with, and following the completion of, our plan for the REIT to qualify as a real estate investment trust?

A.	Prior to the Merger, our board of directors expects to declare and pay the 2015 Special Dividend; we currently estimate the total amount of the 2015 Special Dividend will range from $75,000,000 to $125,000,000. The 2015 Special Dividend will be a special distribution of Forest City’s pre-real estate investment trust accumulated earnings and profits, as measured for U.S. federal income tax purposes, which distribution will be made to satisfy certain tax rules in connection with the REIT’s plan to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016. To preserve working capital, Forest City intends to pay a significant portion (expected to be 80%) of this special dividend in shares of Forest City Common Stock, with the balance (expected to be 20%) to be paid in cash, and to do so in a manner that provides each shareholder an opportunity to designate whether that shareholder prefers to receive the dividend in all stock or all cash, subject to the overriding limitation, however, that, if shareholders who elect cash account for more than the total amount of the dividend that will be paid in cash (currently expected to be 20%), then the cash portion of the dividend will be pro-rated so that the aggregate cash payment by Forest City does not exceed the amount of the total dividend that is being paid in cash, and the remainder of the dividend payable to each such shareholder will be paid in shares of Common Stock of the same class as the shares in respect of which the dividend is being paid—specifically, holders of Class A Common Stock will receive additional shares of Class A Common Stock and holders of Class B Common Stock will receive additional shares of Class B Common Stock in respect of the non-cash portion of the special dividend.

Following the Merger, in order for us to qualify as a real estate investment trust under the Code, we will be required to distribute annually at least 90% of our real estate investment trust taxable income (determined without regard to the dividends paid deduction and by excluding net capital gain). Our real estate investment trust taxable income generally will not include income earned by any of our subsidiaries that elect to be treated, for federal income tax purposes, as a taxable real estate investment trust subsidiary (each, a “TRS”), except to the extent that a TRS pays dividends to the REIT. We estimate that we had approximately $307,200,000 in federal net operating loss carryforwards (“NOLs”) as of January 1, 2015. To the extent we use these NOLs to offset our real estate investment trust taxable income, the amount of our required distributions to shareholders will be reduced. However, in such a case, we may be subject to the alternative minimum tax.

Beginning with the first quarter of 2016, the REIT intends to declare and pay regular quarterly dividends to the REIT’s shareholders, the amount of which will be determined, and will be subject to adjustment from time to time, by the REIT’s board of directors. Each such dividend will be paid on all shares of REIT common stock outstanding as of the close of business on the record date set for the payment of each such dividend. The actual timing and amount of the dividends will be as determined and authorized by the REIT’s board of directors and will depend on, among other factors, our financial condition, earnings, debt covenants, other possible uses of such funds and applicable law. See “Dividend and Distribution Policy” beginning on page 67.

Q.	Will our operating strategy change as a result of the Merger or the REIT Conversion?

A.	We do not anticipate that our current operating strategy will change in any material respect as a result of the Merger and the REIT Conversion or the new internal organizational structure we intend to implement effective January 1, 2016, which eliminates our current strategic business units, which are organized primarily around asset type, and replaces them with a structure organized around function. As mentioned above, we expect the Merger and the REIT Conversion will support our core strategic drivers of:

•	Creating a strong and sustainable capital structure by continuing to deleverage our balance sheet;

•	Striving for operational excellence by reorganizing our operations to increase efficiency, reduce costs and improve our operating margins; and

•	Focusing on our core markets and products by executing on selective disposition of our non-core assets and concentrating our development and acquisition activities on core retail, office and apartment products in our core markets, which we believe have strong demographics and long-term growth prospects.

Q.	Will the requirements to qualify as a real estate investment trust under the Code restrict any of the REIT’s business activities or limit the REIT’s financial flexibility?

A.	We do not anticipate that our decision to operate as a real estate investment trust for U.S. federal income tax purposes will have any material impact on our ability to continue pursuing our present business operations and strategies. As summarized in the section entitled “Material U.S. Federal Income Tax Considerations” beginning on page 120, however, to qualify as a real estate investment trust under the Code following the Merger (commencing with the taxable year ending December 31, 2016), we must satisfy various Code requirements concerning, among other things, the sources of our income, the nature and diversification of our assets, the diversity of our share ownership and the amounts we distribute to our shareholders. These requirements could restrict our business activities, including our ability to invest in new development projects, and our financial flexibility because:

•	we may be required to liquidate or otherwise forego attractive investments, including new development opportunities, to satisfy the asset and income tests or to qualify under certain statutory relief provisions; and

•	to meet annual distribution requirements, we may be required to distribute amounts that could otherwise be used for our operations, including amounts that might otherwise have been invested in future acquisitions, development opportunities, capital expenditures or repayment of debt. Because of this dividend requirement, it is possible that we might be required to borrow funds, sell assets or raise equity to fund these distributions or our operating costs, even if the then-prevailing market conditions are not favorable for such borrowings, sales or offerings.

To review in greater detail the risks associated with the REIT’s anticipated qualification as a real estate investment trust under the Code, see “Risk Factors—Risks Related to the REIT Conversion” beginning on page 32.

In reaching its determination to unanimously approve the plan to reorganize our business operations so that, following the Merger, we will qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016, Forest City’s board of directors considered the Code qualification requirements and other potential disadvantages arising from the REIT Conversion, which are more fully described in the sections entitled “Background of the REIT Conversion” beginning on page 56 and “Reasons for the Merger and the REIT Conversion” beginning on page 59.

Q.	What are the material U.S. federal income tax consequences of the Merger?

A.

The Merger and the related transactions by which we will reorganize as an UPREIT, taken together, are intended to qualify as a tax-free reorganization under U.S. federal income tax laws. We expect that U.S.

shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a result of their receipt of shares of REIT common stock for their shares of Forest City Common Stock. If you are a non-U.S. person who beneficially owns or has owned more than 5% of the outstanding shares of Forest City Common Stock, the tax consequences to you may be different and we urge you to consult with your own tax advisor to determine the tax consequences to you resulting from your receipt of shares of REIT common stock for your shares of Forest City Common Stock in connection with the Merger.

Our payment of the 2015 Special Dividend will result in the recognition of ordinary dividend income by you, which, depending on your circumstances, may qualify as qualified dividend income that is potentially eligible for preferential rates of taxation. Other ordinary dividends, however, paid by the REIT following its anticipated qualification as a real estate investment trust under the Code generally will not be treated as qualified dividend income.

The U.S. federal income tax treatment of holders of shares of Forest City Common Stock and shares of REIT common stock depends in some instances on determinations of fact and interpretations of highly technical and complex provisions of U.S. federal income tax laws for which no clear precedent or authority may be available. In addition, the tax consequences to any particular shareholder of holding shares of Forest City Common Stock or shares of REIT common stock will depend on that shareholder’s particular tax circumstances. We urge you to consult with your tax advisor, particularly if you are a non-U.S. person, regarding the specific tax consequences, including the federal, state and local tax consequences and foreign tax consequences, to you in light of your particular investment in, or the tax circumstances of acquiring, holding, exchanging, selling or otherwise disposing of, shares of Forest City Common Stock or shares of REIT common stock.

For more information, see “Material U.S. Federal Income Tax Considerations” beginning on page 120.

Q.	How will the Merger be treated for accounting purposes?

A.	For accounting purposes, the Merger will be treated as a transfer of assets and exchange of shares between entities under common control. The accounting basis used to initially record the assets and liabilities by the REIT will be the carryover basis of Forest City. Similarly, shareholders’ equity of the REIT will be that carried over from Forest City, after giving effect to the planned 2015 Special Dividend.

Q.	Who will be the board of directors and management of the REIT?

A.	Each director of Forest City immediately prior to the Merger will be a director of the REIT immediately after the Merger and will serve for an identical term or until his or her successor is qualified and elected. Similarly, the principal executive officer, principal financial officer and principal accounting officer of Forest City immediately prior to the Merger will have identical positions with the REIT immediately following the Merger.

Q.	Do any of Forest City’s directors or executive officers have any interests in the Merger different from, or in addition to, mine?

A.	No. Our directors and executive officers and their affiliates have equity interests in Forest City through the ownership of shares of Forest City Common Stock and/or options to purchase shares of Forest City Class A Common Stock and, to that extent, their interest in the Merger is the same as that of the other holders of shares of Forest City Common Stock and options to purchase shares of Forest City Class A Common Stock. Our non-employee directors also hold shares of Forest City Class A Common Stock subject to restrictions and certain members of the Ratner, Miller and Shafran families who serve as directors and executive officers of Forest City hold shares of Forest City Common Stock both through and outside of RMS Limited Partnership (“RMSLP”). The Merger will not cause any vesting or acceleration of benefits.

Q.	When is the Merger expected to occur?

A.	If the Forest City shareholders approve the holding company merger proposal at the Special Meeting and all other conditions precedent, as set forth in the Merger Agreement, have been satisfied or waived on or prior to such date, we expect to complete the Merger on or about December 31, 2015.

Please note, however, that if our board of directors determines that one or more of the conditions precedent specified in the Merger Agreement has not been met and should not be waived, or that the Merger and/or any of the other related transactions is no longer advisable and in the best interest of Forest City and our shareholders, we reserve the right to cancel or defer the timing of the Merger even if Forest City shareholders vote to approve the holding company merger proposal.

Additionally, even if the Merger is effected, we may abandon or delay one or more of the other transactions contemplated as part of the REIT Conversion if the board of directors of the REIT determines that such transaction, or the REIT’s qualification as a real estate investment trust under the Code, is not in the best interests of the REIT. See “Terms of the Merger” beginning on page 61 for a more detailed description of the Merger.

Q.	Will the REIT common stock have a different CUSIP number than Forest City Common Stock following the proposed Merger?

A.	Yes. Following the proposed Merger, the REIT’s CUSIP numbers will be 345605 109 and 345605 208 for the REIT Class A common stock and REIT Class B common stock, respectively.

Q.	Why is the board proposing to amend the Forest City articles of incorporation?

A.	Under the Forest City articles, holders of shares of Forest City Common Stock are entitled to participate share-for-share in any dividend, without priority or distinction between classes. No cash dividend can be paid on a class of shares of Forest City Common Stock until provision is made for payment of a dividend of at least an equal amount on a share-for-share basis to holders of shares of the other class of Forest City Common Stock. In addition, if our board of directors declares any stock dividend with respect to either class of shares of Forest City Common Stock, it must at the same time declare a proportionate stock dividend with respect to the other class.

As part of the REIT Conversion, Forest City (or the REIT) must distribute all of the accumulated earnings and profits of Forest City for the period prior to the first year in which the REIT elects to qualify as a real estate investment trust under the Code. In order to preserve working capital, we intend to pay a significant portion of that dividend (expected to be 80%) in Forest City Common Stock rather than cash, on a shareholder elective basis. Currently, Forest City’s articles would not permit us to pay a dividend in one form to one holder of Forest City Common Stock and in a different form to another such holder. Under the proposed election arrangement, however, a holder of Forest City Class A Common Stock could elect to receive his or her entire dividend in Forest City Class A Common Stock. In such a case, if another shareholder elected to receive all cash, the result would be that one holder of Forest City Class A Common Stock would receive the dividend 100% in additional shares of Forest City Class A Common Stock and the other shareholder would receive all cash (or a combination of cash and stock, if the aggregate cash elections of all shareholders would exceed the amount of cash available for the dividend). The proposed amendment adds provisions to the Forest City articles that will permit the payment of the dividend on this basis. Both the text of the proposed amendment and a more complete description of the proposed amendment are provided in the section of this proxy statement/prospectus entitled “Proposal to Amend the Forest City Articles of Incorporation” beginning on page 137. Also see “Distribution of Pre-REIT Accumulated E&P” beginning on page 68.

Q.	Have any shareholders already agreed to approve the Merger?

A.

No. There are no agreements between us and any of our shareholders in which a shareholder has agreed to vote in favor of the holding company merger proposal. We expect, however, that RMSLP, which is a limited partnership comprised of members of the Ratner, Miller and Shafran families, will vote the shares of Forest

City Class B Common Stock it beneficially owns in favor of the holding company merger proposal, the proposed amendment to the Forest City articles, each of the proposals regarding the REIT’s organizational documents and the adjournment proposal. As of the Record Date, RMSLP owned 68.24% of the issued and outstanding shares of Forest City Class B Common Stock.

Q.	Am I entitled to dissenters’ (or appraisal) rights as a holder of Forest City Common Stock?

A.	No. Under Ohio law, you are not entitled to any dissenters’ rights of appraisal in connection with the Merger or the adoption of the proposed amendment to the Forest City articles.

Q.	Should I send in my stock certificates now?

A.	No. After the Merger is completed, the exchange agent for the Merger will send you a letter of transmittal explaining how to surrender your certificates, which represented shares of Forest City Common Stock, and receive confirmation that you have received uncertificated shares in book-entry form of REIT Class A common stock or REIT Class B common stock, as applicable. The REIT does not expect to issue its common stock in certificated form.

Q.	Will REIT common stock be publicly traded?

A.	Yes. We plan to undertake the necessary applications such that shares of REIT Class A common stock and REIT Class B common stock will both trade on the NYSE under our current symbols “FCE.A” and “FCE.B”, respectively, following the Merger. We will not complete the Merger unless and until the shares of REIT common stock have been approved for NYSE listing.

SUMMARY

This summary highlights selected information from this proxy statement/prospectus and may not contain all of the information that is important to you. This summary is qualified in its entirety by, and should be read together with, the other parts of this proxy statement/prospectus and the other documents to which this proxy statement/prospectus refers to fully understand the holding company merger proposal, the proposed amendment to the Forest City articles and each of the proposals regarding the REIT’s organizational documents. In particular, you should read the annexes attached to this proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A. You should also read the form of charter of the REIT, attached as Annex B-1, and the form of amended and restated bylaws of the REIT, attached as Annex B-2, because these documents, together with Maryland law, will govern your rights as a REIT shareholder following the Merger (assuming each proposal submitted to Forest City shareholders at the Special Meeting is approved). For a discussion of the risk factors that you should carefully consider, see the section entitled “Risk Factors” beginning on page 32. Most items in this summary include a page reference directing you to a more complete description of that item. The information contained in this proxy statement/prospectus, unless otherwise indicated, assumes the REIT Conversion and all the transactions related to the REIT Conversion, including the Merger, will occur.

The Principal Parties

Forest City Enterprises, Inc.

Terminal Tower, 50 Public Square

Suite 1100

Cleveland, Ohio 44113

(216) 621-6060

Forest City’s predecessor was founded in 1920. Forest City was incorporated under the laws of the state of Ohio in 1960, made its initial public offering in that same year, and is currently publicly traded on the NYSE under the symbols “FCE.A” and “FCE.B”.

Forest City principally engages in the ownership, development, management and acquisition of commercial and residential real estate and land in 24 states and the District of Columbia. Our core markets include Boston, Chicago, Dallas, Denver, Los Angeles, the Greater New York City metropolitan area, Philadelphia, the Greater San Francisco metropolitan area, and the Greater Washington, D.C. metropolitan area. We have offices in Boston, Dallas, Denver, Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters are located in Cleveland, Ohio.

Our headquarters are located at Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio 44113 and the telephone number at this location is (216) 621-6060. Information about us is available on our Internet site at www.forestcity.net. The contents of our Internet site are not incorporated by reference herein and are not deemed to be part of this proxy statement/prospectus.

Forest City Realty Trust, Inc.

Terminal Tower, 50 Public Square

Suite 1100

Cleveland, Ohio 44113

(216) 621-6060

The REIT, a Maryland corporation, is a newly formed, direct, wholly-owned subsidiary of Forest City. Forest City formed the REIT for the purpose of participating in the transactions contemplated by the Merger Agreement. Prior to the Merger, the REIT will have no assets or operations other than those incident to its formation and its participation in the transactions contemplated by the Merger Agreement. After the Merger, the REIT intends to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016.

FCILP, LLC

Terminal Tower, 50 Public Square

Suite 1100

Cleveland, Ohio 44113

(216) 621-6060

FCILP, a Delaware limited liability company, is a newly formed, direct, wholly-owned subsidiary of the REIT. Prior to the Merger, FCILP will have no assets or operations other than those incident to its formation and its participation in the transactions contemplated by the Merger Agreement.

FCE Merger Sub, Inc.

Terminal Tower, 50 Public Square

Suite 1100

Cleveland, Ohio 44113

(216) 621-6060

Merger Sub, an Ohio corporation, is a newly formed, wholly-owned subsidiary of the REIT owned directly and through the REIT’s interest in FCILP. Prior to the Merger, Merger Sub will have no assets or operations other than those incident to its formation and its participation in the transactions contemplated by the Merger Agreement. After the Merger, Merger Sub will cease to exist.

Risk Factors (See page 32)

Before voting on any of the proposals described in the Notice of Special Meeting, you should carefully consider all of the information contained in or incorporated by reference into this proxy statement/prospectus, as well as the specific factors under the heading “Risk Factors”.

The REIT Conversion (See page 56)

Our board of directors has unanimously approved a plan to reorganize our business operations so that, following the Merger, we will qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016. We refer to this plan, including the transactions immediately preceding and immediately following the Merger, as the REIT Conversion.

If, following the Merger, we qualify as a real estate investment trust under the Code, we generally will not be subject to U.S. federal corporate income taxes on that portion of our capital gain or ordinary income from our real estate investment trust operations that we distribute to our shareholders. This treatment would substantially eliminate the federal “double taxation” on our earnings from our real estate investment trust operations, or taxation once at the corporate level and again at the shareholder level, that generally results from investment in a regular C corporation. As explained more fully below, however, our non-real estate investment trust assets and operations, which we expect will consist primarily of our (i) military housing business, (ii) land development projects at Stapleton in Denver, Colorado, and Mesa del Sol in Albuquerque, New Mexico, (iii) condominium development projects at Pacific Park Brooklyn, a mixed-use project in Brooklyn, New York, and (iv) ownership interests in Barclays Center, the arena in Brooklyn, New York, and The Brooklyn Nets, a National Basketball Association member, and which we refer to as our non-qualifying operations, would continue to be subject, as applicable, to U.S. federal and state corporate income taxes and to foreign taxes in the jurisdictions in which those operations are located.

We are distributing this proxy statement/prospectus to you as a holder of shares of Forest City Common Stock, in connection with the solicitation of proxies by our board of directors for your approval of the holding company merger proposal, for your approval of the proposed amendment to the Forest City articles, which amendment is necessary to authorize us to declare and pay the planned 2015 Special Dividend, and for your approval of the proposals regarding the REIT’s organizational documents. A copy of the Merger Agreement is attached to this proxy statement/prospectus as Annex A. The text of the proposed amendment to the Forest City articles is provided in the section of this proxy statement/prospectus entitled “Proposal to Amend the Forest City Articles of Incorporation” beginning on page 137. The REIT Charter and REIT Bylaws are attached hereto as Annex B-1 and Annex B-2, respectively. Summaries of the provisions of the REIT’s organizational documents that are the subject of the proposals regarding the REIT’s organizational documents are provided at the sections of this proxy statement/prospectus entitled: “Comparison of Rights of Shareholders of Forest City and The REIT—General—Classification and Issuance of Stock” on page 103, “—General—Amendment of Regulations or Bylaws” on page 104 and “—General—Right to Call Special Shareholder Meetings” on page 104.

We estimate that one-time transaction costs incurred and to be incurred for the fiscal year ended December 31, 2015 in connection with the REIT Conversion will be approximately $11,800,000 in the aggregate.

By the terms of the Merger Agreement, the closing of the Merger (and, thus, of the REIT Conversion) is conditioned, among other things, upon Forest City shareholders approving each of the proposals regarding the REIT’s organizational documents. The Merger Agreement also provides that the Forest City board of directors may waive one or more of these closing conditions. If Forest City shareholders fail to approve one or more of the proposals regarding the REIT’s organizational documents and the Forest City board of directors elects to waive satisfaction of the related condition and proceed with the Merger, the REIT’s organizational documents will be consistent with the forms attached hereto as Annex B-1 and Annex B-2, respectively, but with such changes as are necessary to remove any provision that did not receive the requisite shareholder approval and substitute a provision consistent with the terms of the Forest City organizational documents in effect immediately prior to the Merger.

Forest City’s board of directors also may decide to delay or cancel the Merger and/or other components of the transactions involved in the REIT Conversion if our board of directors determines that any of the foregoing is not advisable and in the best interest of Forest City and its shareholders. Similarly, Forest City may not proceed with the proposed amendment to the Forest City articles or any other proposal, even if our shareholders vote to approve such proposals, if our board of directors determines that the amendment or another proposal is no longer advisable and in the best interest of Forest City and its shareholders.

The Merger (See page 61)

Subject to the receipt of necessary shareholder approval, Forest City, the REIT, FCILP and Merger Sub have agreed to consummate the Merger under the terms and subject to the conditions of the Merger Agreement.

The Merger Agreement provides that Merger Sub will merge with and into Forest City, at which time the separate corporate existence of Merger Sub will cease, Forest City will be the surviving company and the REIT will become the parent company of Forest City. Upon the effectiveness of the Merger, each outstanding share of Forest City Class A Common Stock will be converted into one share of REIT Class A common stock, and each outstanding share of Forest City Class B Common Stock will be converted into one share of REIT Class B common stock.

A vote to approve the holding company merger proposal will also be a vote to approve, among other things, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption of the shares of REIT common stock that will be received by our shareholders in the Merger, as set forth in the MGCL and as contained in the REIT Charter and REIT Bylaws.

Reasons for the Merger (See page 59)

The Merger is being proposed to enable us to carry out our previously announced intention to convert to a structure that will allow the parent company of the Forest City business to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016. Forest City is an Ohio corporation. Following the Merger, you will hold shares of common stock of a Maryland corporation. Approximately 80% of the public companies that qualify as real estate investment trusts under the Code are currently formed under Maryland law. Forest City’s board of directors has concluded that, when compared with Ohio, Maryland has more comprehensive and flexible laws governing entities that qualify as real estate investment trusts under the Code and has courts with greater experience in addressing issues pertinent to entities that so qualify. In addition, the Merger will allow for the effective adoption and implementation of certain transfer and ownership restrictions that are designed to facilitate the REIT’s compliance with certain of the U.S. federal income tax law rules that the REIT must satisfy in order to qualify as a real estate investment trust under the Code, which provisions have been specifically validated under Maryland law. As a result, among other reasons described in this proxy statement/prospectus, Forest City’s board of directors believes that the holding company merger proposal is advisable and in the best interest of Forest City and its shareholders.

Conditions to Completion of the Merger (See page 63)

The completion of the proposed Merger depends on the satisfaction or, where permitted, waiver by Forest City of the following conditions:

•	the Merger Agreement shall have been duly adopted by the requisite vote of Forest City shareholders at the Special Meeting;

•	Forest City’s board of directors shall have determined that the transactions constituting the REIT Conversion that are necessary to enable the REIT to qualify as a real estate investment trust for U.S. federal income tax purposes have occurred or are reasonably likely to occur;

•	Forest City’s board of directors shall have determined that no legislation or proposed legislation with a reasonable possibility of being enacted will have the effect of (a) impairing in any material respect the ability of the REIT to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016, (b) increasing in any material respect the federal tax liabilities of the REIT resulting from so qualifying or (c) amending Sections 856 through 860 of the Code in a manner that reduces in any material respect the expected benefits to the REIT of so qualifying;

•	Forest City’s board of directors shall not have determined that the Merger or the REIT’s anticipated qualification as a real estate investment trust under the Code is no longer advisable and in the best interest of Forest City and its shareholders;

•	each of the proposals regarding the REIT’s organizational documents shall have been approved, and the REIT shall have amended and restated its charter and bylaws (such amendment and restatement being effective as of the effective time of the Merger) to read in substantially the form attached hereto as Annex B-1 and Annex B-2, respectively;

•	Forest City shall have received an opinion from Sullivan & Cromwell LLP to the effect that (i) the Merger and the subsequent steps taken to convert Forest City to a limited partnership as part of the REIT Conversion, taken together, will qualify as a reorganization within the meaning of Section 368 of the Code and (ii) commencing with the REIT’s taxable year ending December 31, 2016, the REIT’s organization and proposed method of operations will enable it to meet the requirements for qualification and taxation as a real estate investment trust under the Code;

•	the NYSE shall have approved the listing of the shares of both classes of REIT common stock to be issued in connection with the Merger, subject to official notice of issuance;

•	Forest City shall have received all required governmental approvals to the transactions contemplated prior to and in connection with the REIT Conversion, except for such approvals that, if not obtained, would not reasonably be expected to materially and adversely affect the business, financial condition or results of operations of the REIT and its subsidiaries taken as a whole following the REIT Conversion;

•	Forest City shall have received all required third party consents and approvals in respect of the transactions contemplated prior to and in connection with the REIT Conversion, except for such consents and/or approvals that, if not obtained, would not reasonably be expected to materially and adversely affect the business, financial condition or results of operations of the REIT and its subsidiaries taken as a whole following the REIT Conversion;

•	Forest City and the REIT shall have executed a supplemental indenture to each of the indentures governing Forest City’s convertible senior notes, effective as of the effective time of the Merger, pursuant to which the REIT will assume the obligations of Forest City to issue common stock upon conversion of the convertible senior notes issued under such indentures and all other rights and obligations of Forest City under such Indentures;

•	the members of the board of directors, members of the committees of the board of directors and the officers and management of Forest City in office immediately prior to the effective time of the Merger shall be elected or appointed to serve as the members of the board of directors, members of the committees of the board of directors and the officers and management, respectively, of the REIT, from and after the effective time of the Merger in accordance with the REIT Bylaws (except for those persons, if any, who resign or leave immediately prior to, at, or immediately following the effective time of the Merger); and

•	the registration statement of which this proxy statement/prospectus is a part shall have been declared effective by the SEC and shall not be the subject of any stop order or proceeding initiated by the SEC seeking a stop order.

Termination of Merger Agreement (See page 64)

Forest City’s board of directors has the right to terminate the Merger Agreement prior to the completion of the Merger even after our shareholders approve the holding company merger proposal.

Effective Time of the Merger

The Merger will take effect upon the filing of the certificate of merger with the Secretary of State of the state of Ohio. We refer to this as the “Effective Time”.

If the holding company merger proposal is adopted at the Special Meeting, we expect the Merger will take place on or about December 31, 2015. Forest City’s board of directors may, however, cancel or defer the timing of the Merger or even terminate the Merger Agreement and abandon the Merger should it determine that one or more of the conditions precedent specified in the Merger Agreement has not been met and should not be waived, or that the Merger would not be advisable and in the best interest of Forest City and its shareholders. In the event of such termination and abandonment, the Merger Agreement will become void and none of Forest City, the REIT, FCILP or Merger Sub will have any liability with respect to such termination and abandonment.

Regulatory Approvals and Third Party Consents (See page 64)

We are not aware of any regulatory requirements that must be complied with or regulatory approvals that must be obtained prior to completion of the Merger, other than compliance with applicable federal and state securities laws and the filing and acceptance of a certificate of merger as required under the Ohio Revised Code (the “ORC”).

Under the Merger Agreement, our obligation to complete the Merger is conditioned on the satisfaction or waiver of the closing condition that we shall have received all required third party consents to the Merger, except for such consents that, if not obtained, would not reasonably be expected to materially and adversely affect the business, financial condition or results of operations of the REIT and its subsidiaries taken as a whole. In order to satisfy this closing condition, we must obtain consents to the Merger from certain of our outside partners, members of our joint ventures, certain lenders and other parties prior to completion of the Merger. These consents are required due to contractual restrictions in our agreements with such parties.

Treatment of Forest City Common Stock in the Merger (See page 61)

As a result of the Merger, each share of Forest City Class A Common Stock will be converted into one share of REIT Class A common stock, and each share of Forest City Class B Common Stock will be converted into one share of REIT Class B common stock.

Treatment of Forest City Incentive Compensation Plans and Outstanding Equity Awards in the Merger (See page 62)

At the Effective Time, the REIT will assume Forest City’s equity incentive related plans and applicable award agreements, which include the Forest City 1994 Stock Plan (as amended and restated as of March 17, 2013 and further amended on December 17, 2013), which we refer to as the Plan. The REIT will also assume Forest City’s 2005 Deferred Compensation Plan for Nonemployee Directors (as amended and restated effective January 1, 2008) and Forest City’s Deferred Compensation Plan for Nonemployee Directors. As of the Effective Time, all rights of participants to acquire shares of Forest City Class A Common Stock under the Plan will automatically convert into rights to acquire an equal number of shares of REIT Class A common stock in accordance with the terms of the Plan and the applicable award agreements. The REIT will also administer Forest City’s cash-based incentive plans, which include the Forest City Executive Short-Term Incentive Plan (as amended and restated as of March 14, 2013), the Forest City Executive Long-Term Incentive Plan (as amended and restated as of March 14, 2013), the Forest City Senior Management Short-Term Incentive Plan and the Forest City Senior Management Long-Term Incentive Plan.

Comparative Rights of Shareholders of Forest City and the REIT (See page 102)

Your rights as a holder of shares of Forest City Common Stock are governed by Ohio law and Forest City’s organizational documents. If the Merger is completed, you will become a holder of shares of REIT common stock and your rights as a shareholder will be governed by Maryland law and the REIT’s organizational documents. Some important differences exist between your rights as a holder of shares of Forest City Common Stock and your rights as a holder of shares of REIT common stock.

One difference is that, in order to facilitate the REIT’s compliance with certain of the U.S. federal income tax rules that must be satisfied in order for the REIT to qualify as a real estate investment trust under the Code, the REIT Charter will generally prohibit any person or group of persons, acting together, from owning, actually or constructively under applicable income tax rules, more than 9.8% in value of the outstanding shares of REIT stock or more than 9.8% in value or number (whichever is more restrictive) of the outstanding shares of REIT common stock. The proposals regarding the REIT’s organizational documents identify certain other changes. The REIT Restrictions are set out in Article VII of the REIT Charter.

Material U.S. Federal Income Tax Considerations (See page 120)

The Merger and the subsequent steps taken to convert Forest City to a limited partnership, taken together, are intended to qualify as a tax-free reorganization under U.S. federal income tax laws. We expect that U.S. shareholders of Forest City will not recognize any gain or loss for U.S. federal income tax purposes upon the conversion of their shares of Forest City Common Stock for shares of REIT common stock. However, the tax consequences to you will depend on your own situation. You are urged to consult your own tax advisors concerning the specific tax consequences of the Merger to you, including any state, local or foreign tax consequences of the Merger.

Accounting Treatment

For accounting purposes, the Merger will be treated as a transfer of assets and exchange of shares between entities under common control. The accounting basis used to initially record the assets and liabilities by the REIT will be the carryover basis of Forest City. Shareholders’ equity of the REIT will be that carried over from Forest City, after giving effect to the planned 2015 Special Dividend.

The Qualification of the REIT as a Real Estate Investment Trust under the Code Following the Merger (See page 122)

Following the Merger, the REIT intends to qualify and elect to be taxed as a real estate investment trust under Sections 856 through 860 of the Code, commencing with the taxable year ending December 31, 2016. A company that qualifies and elects to be taxed as a real estate investment trust under the Code generally will not be subject to U.S. federal income tax on its real estate investment trust taxable income that it distributes to its shareholders. A company’s qualification as a real estate investment trust under the Code depends on its ability to meet, on a continuing basis, through actual investment and operating results, various highly technical and complex requirements under the Code relating to, among other things, the sources of its gross income, the composition and values of its assets, its distribution levels and the diversity of ownership of its shares. The REIT believes that it will be organized in conformity with the requirements for qualification and taxation as a real estate investment trust under the Code, and that its intended manner of operation will enable it to meet the requirements for qualification and taxation as a real estate investment trust. The REIT anticipates that distributions it makes to its shareholders generally will be taxable to its shareholders as ordinary income, although a portion of the distributions may be designated by the REIT as qualified dividend income or capital gain or may constitute a return of capital. Even if the REIT qualifies as a real estate investment trust under the Code, the REIT may be subject to some U.S. federal, state and local and foreign taxes on the REIT’s income and property. Given the complex and highly technical nature of the Code requirements that the REIT must satisfy in order to qualify as a real estate investment trust, the ongoing importance of factual determinations and the possibility of future changes in the REIT’s circumstances and the laws and regulations applicable to an entity that seeks to qualify as real estate investment trust under the Code, there is no assurance that the REIT will qualify as a real estate investment trust under the Code for any particular taxable year.

On August 21. 2015, our counsel, Sullivan & Cromwell LLP, rendered an opinion to Forest City to the effect that the REIT’s proposed organization and method of operation, as represented by management, will enable the REIT to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016. Sullivan & Cromwell LLP did not verify those representations and their opinion assumes that such representations are true, accurate and complete, that Forest City and the REIT have operated and will operate in accordance with such representations and that they will take no action inconsistent with such representations. The Sullivan & Cromwell LLP tax opinion represents counsel’s legal judgment based on the law existing and in effect on the date the opinion was rendered, is not binding on the IRS or any court, and could be subject to modification or withdrawal based on future legislative, judicial or administrative changes to U.S. federal income tax laws or regulations, any of which could be applied retroactively. Sullivan & Cromwell LLP will not review the REIT’s eligibility to qualify as a real estate investment trust under the Code on a continuing basis. Accordingly, the opinion of Sullivan & Cromwell LLP does not cover subsequent periods and does not guarantee the REIT’s ability to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016. There is no assurance that the REIT will so qualify. Sullivan &

Cromwell LLP has no obligation to advise the REIT or the holders of shares of REIT common stock of any subsequent change in the matters stated, represented or assumed in its opinion or of any subsequent change in applicable law.

Recommendation of the Board of Directors (See page 2)

Our board of directors believes that each proposal is advisable and in the best interest of Forest City and its shareholders and unanimously recommends that you vote “FOR” the holding company merger proposal, “FOR” the proposed amendment to the Forest City articles, “FOR” each of the proposals regarding the REIT’s organizational documents and “FOR” the adjournment proposal.

Date, Time, Place and Purpose of Special Meeting (See page 1)

The Special Meeting will be held on October 20, 2015 at 2:00 p.m., Eastern Time, in the Skylight Room, Tower City Center, Skylight Level 3, 230 West Huron Road, Cleveland, Ohio 44113 to consider and vote upon the proposals described in the Notice of Special Meeting.

Shareholders Entitled to Vote (See page 4)

Our board of directors has fixed the close of business on August 31, 2015 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting. As of August 31, 2015, there were 239,812,357 shares of Forest City Class A Common Stock outstanding and entitled to vote and 1,411 holders of record and 18,885,818 shares of Forest City Class B Common Stock outstanding and entitled to vote and 319 holders of record.

Vote Required (See page 4)

Both the adoption of the holding company merger proposal and the adoption of the proposed amendment to the Forest City articles require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Forest City Class A Common Stock and at least two-thirds of the outstanding shares of Forest City Class B Common Stock, each voting as a separate class.

The adoption of the proposals regarding the REIT’s organizational documents, each of which will be voted on separately by Forest City shareholders, requires the affirmative vote of holders of a majority of the voting power of holders of outstanding shares of Forest City Common Stock entitled to vote and present or represented by proxy at the Special Meeting.

The adoption of the adjournment proposal requires the affirmative vote of the holders of a majority of the voting power of the holders of outstanding shares of Forest City Common Stock entitled to vote and present or represented by proxy at the Special Meeting, whether or not a quorum is present.

For purposes of each of the proposals regarding the REIT’s organizational documents and the adjournment proposal, each outstanding share of Forest City Class A Common Stock is entitled to one vote and each outstanding share of Forest City Class B Common Stock is entitled to ten votes.

Abstentions will have the effect of votes “AGAINST” the holding company merger proposal, the proposed amendment to the Forest City articles, each of the proposals regarding the REIT’s organizational documents and the adjournment proposal.

Broker non-votes, if any, will have the effect of votes “AGAINST” the holding company merger proposal and the proposed amendment to the Forest City articles, but will have no effect on each of the proposals regarding the REIT’s organizational documents and the adjournment proposal.

Our board of directors reserves the right to cancel or defer the timing of the Merger, even if Forest City shareholders vote to approve and adopt the Merger Agreement, if our board of directors determines that one or more of the conditions precedent has not been met and should not be waived, or that the Merger is no longer advisable and in the best interest of Forest City and its shareholders or, if shareholders fail to adopt one or more of the proposals regarding the REIT’s organizational documents. Similarly, we expressly reserve the right to not proceed with the proposed amendment to the Forest City articles or any other proposal, even if our shareholders vote to approve such a proposal, if our board of directors determines that the amendment or another proposal is no longer advisable and in the best interest of Forest City and its shareholders.

No Dissenters’ (or Appraisal) Rights (See page 64)

Under the ORC, you will not be entitled to dissenters’ rights of appraisal as a result of the Merger or the adoption of the proposed amendment to the Forest City articles.

Shares Owned by Forest City’s Directors and Executive Officers

At the close of business on the Record Date, our directors and executive officers and their affiliates were entitled to vote 10,780,744 shares of Forest City Class A Common Stock and 17,457,107 shares of Forest City Class B Common Stock. This represents approximately 4.50% of the issued and outstanding shares of Forest City Class A Common Stock as of the Record Date and 92.44% of the issued and outstanding shares of Forest City Class B Common Stock as of such date.

Board of Directors and Executive Officers of the REIT Following the Merger (See page 62)

Immediately following the Merger, the REIT board of directors will consist of the same individuals who comprise the Forest City board of directors immediately prior to the Merger. The individuals serving as principal executive officer, principal financial officer and principal accounting officer of Forest City immediately prior to the Merger will hold the same positions at the REIT immediately following the Merger. Other executive officers of Forest City may have different responsibilities as executive officers of the REIT as a result of certain organizational changes and several officers of Forest City who are not principal officers or “named executive officers” have indicated that they may retire following the Merger. Forest City does not anticipate any material impact from these changes and expects that any resulting vacant positions will be filled internally in the ordinary course of business.

Historical Market Price of Forest City Common Stock

Forest City Class A Common Stock and Forest City Class B Common Stock are listed on the NYSE under the symbols “FCE.A” and “FCE.B”, respectively.

The following table presents the reported high and low sale prices of Forest City Common Stock on the NYSE for the periods presented and as reported by the NYSE, as well as the dividends declared per share of Forest City Common Stock. On July 9, 2015, the most recent trading day before the announcement of the holding company merger proposal, the closing price per share of Forest City Class A Common Stock was $22.35 and the closing price per share of Forest City Class B Common Stock was $22.45. You should obtain a current stock price quotation for both classes of Forest City Common Stock.

Quarter Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Market price range of Forest City Common Stock
Class A
High	$25.88	$25.90	$21.67	$21.30	$20.09
Low	$22.07	$20.68	$19.20	$19.17	$18.46
Class B
High	$25.83	$25.81	$21.70	$21.30	$20.05
Low	$22.50	$20.74	$19.24	$19.13	$18.48
Quarterly dividends declared per share of Forest City Common Stock	$—	$—	$—	$—	$—

Quarter Ended
	March 31, 2014	December 31, 2013 (1)	October 31, 2013	July 31, 2013	April 30, 2013
Market price range of Forest City Common Stock
Class A
High	$19.58	$20.51	$20.50	$20.25	$18.67
Low	$17.71	$18.20	$16.91	$17.15	$15.50
Class B
High	$19.64	$20.41	$20.41	$20.00	$18.45
Low	$17.69	$18.30	$16.87	$17.24	$15.73
Quarterly dividends declared per share of Forest City Common Stock	$—	$—	$—	$—	$—

(1)	On March 29, 2012, our board of directors approved a change to Forest City’s fiscal year-end to December 31 from January 31, effective December 31, 2013.

Following the Merger, shares of REIT common stock will be listed and traded on the NYSE in the same manner as shares of Forest City Common Stock currently are listed and trade on the NYSE. The historical trading prices of shares of Forest City Common Stock are not necessarily indicative of the future trading prices of shares of REIT common stock because, among other things, the current stock price of Forest City Common Stock reflects the current market valuation of Forest City’s current business and assets in its current configuration, including the cash that we expect will be distributed in the 2015 Special Dividend. See “Risk Factors—Risks Related to the REIT Conversion—The current per share market price of Forest City Common Stock may not be indicative of the market price of REIT common stock following the 2015 Special Dividend and the REIT Conversion”.

SELECTED FINANCIAL DATA

The following tables present selected historical consolidated financial data as of the dates and for the periods indicated for Forest City, which is deemed to be the predecessor of the REIT for accounting purposes.

The selected statement of operations data presented below for the six months ended June 30, 2015 and 2014 have been derived from Forest City’s unaudited consolidated financial statements and related notes thereto incorporated by reference into this proxy statement/prospectus. The selected statement of operations data presented below for the fiscal years ended December 31, 2014 and 2013 and January 31, 2013 and the selected balance sheet data as of December 31, 2014 and 2013 have been derived from Forest City’s audited consolidated financial statements and related notes thereto incorporated by reference into this proxy statement/prospectus. The statement of operations data presented below for the fiscal years ended January 31, 2012 and January 31, 2011 have been derived from Forest City’s audited consolidated financial statements and related notes thereto, which are not incorporated by reference into this proxy statement/prospectus. The information in the following table may not be comparable to the operations of the REIT on a going-forward basis following the REIT Conversion and thus may not be indicative of the REIT’s future performance.

The information set forth below does not provide all of the information contained in Forest City’s financial statements, including the related notes. It is important for you to read the following summary of selected financial data together with the other information contained in Forest City’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended, and Forest City’s Quarterly Report on Form 10-Q for the six months ended June 30, 2015, including the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and the consolidated financial statements and related notes therein. See the section entitled “Additional Information” beginning on page iii of this proxy statement/prospectus.

	Six Months Ended		Year Ended	11 Months Ended	Years Ended
	June 30, 2015	June 30, 2014	December 31, 2014	December 31, 2013	January 31, 2013	January 31, 2012	January 31, 2011
	(in thousands, except share and per share data)
Operating Results:
Total revenues (1)	$496,841	$479,174	$966,052	$998,272	$1,048,067	$975,032	$1,011,734

Earnings (loss) from continuing operations attributable to Forest City Enterprises, Inc. (1)	$249,547	$(90,434)	$(20,557)	$20,934	$(19,944)	$(113,754)	$80,202
Earnings (loss) from discontinued operations attributable to Forest City Enterprises, Inc. (1)	—	12,962	12,962	(26,241)	56,369	27,268	(22,154)

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$249,547	$(77,472)	$(7,595)	$(5,307)	$36,425	$(86,486)	$58,048

Diluted Earnings per Common Share:
Earnings (loss) from continuing operations attributable to Forest City Enterprises, Inc. (1)	$1.04	$(0.46)	$(0.10)	$0.10	$(0.30)	$(0.77)	$0.43
Earnings (loss) from discontinued operations attributable to Forest City Enterprises, Inc. (1)	—	0.07	0.06	(0.13)	0.31	0.16	(0.12)

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$1.04	$(0.39)	$(0.04)	$(0.03)	$0.01	$(0.61)	$0.31

Weighted Average Diluted Shares Outstanding	238,572,041	198,041,879	198,480,783	198,696,729	172,621,723	168,170,650	187,794,101

Cash Dividend Declared per share-Forest City Class A Common Stock and Forest City Class B Common Stock	$—	$—	$—	$—	$—	$—	$—

	June 30, 2015	June 30, 2014	December 31, 2014	December 31, 2013	January 31, 2013	January 31, 2012	January 31, 2011
	(in thousands)
Financial Position:
Consolidated assets	$10,328,303	$8,551,521	$8,814,940	$8,952,025	$10,612,432	$10,504,283	$12,059,701
Real estate, at cost (2)	9,790,489	7,845,052	8,328,987	8,475,571	10,026,010	9,646,870	11,166,539
Long-term debt, primarily nonrecourse mortgages and notes payable (2)	4,847,534	5,044,103	4,938,201	5,279,506	6,773,629	6,698,052	8,118,053

(1)	Adjusted for discontinued operations. See Note X—Discontinued Operations and Gain (Loss) on Disposition of Rental Properties in the Notes to Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended, for additional information.
(2)	Includes applicable balances associated with land held for divestiture and development project held for sale.

SUMMARY UNAUDITED PRO FORMA CONDENSED FINANCIAL DATA

The following table presents selected financial data from the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014, the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2015, and the unaudited pro forma condensed consolidated balance sheet as of June 30, 2015, included in this proxy statement/prospectus. The unaudited pro forma condensed consolidated balance sheet is presented as if the 2015 Special Dividend, the Merger and the other transactions directly related to the REIT Conversion had occurred on June 30, 2015. The unaudited pro forma condensed consolidated statements of operations present the effects of the REIT Conversion as though it occurred on January 1, 2014.

The unaudited pro forma condensed financial data is based on the estimates and assumptions set forth in the notes to such data, which are preliminary and have been made solely for the purposes of developing such pro forma information. See “Unaudited Pro Forma Condensed Consolidated Financial Information”. The unaudited pro forma condensed financial data is not necessarily indicative of the financial position or operating results that would have occurred had the 2015 Special Dividend and the REIT Conversion been completed as of the dates indicated, nor are they necessarily indicative of future financial position or operating results. This information should be read in conjunction with the unaudited pro forma condensed consolidated financial statements and related notes and the historical financial statements and related notes of Forest City and the REIT included in or incorporated by reference into this proxy statement/prospectus.

We currently estimate that the aggregate amount of the expected 2015 Special Dividend will be $100,000,000, the mid-point of the estimated range of the dividend, and we expect to pay such distribution in a combination of cash and shares of Forest City Common Stock, with no more than 20% of the total dividend being paid in cash. All assumptions used in the following pro forma consolidated financial data are described under “Unaudited Pro Forma Condensed Consolidated Financial Information”.

	Pro Forma
	For the year ended December 31, 2014	For the six months ended June 30, 2015
	(in thousands)
Condensed Consolidated Statement of Operations
Total revenues	$966,052	$496,841
Total expenses	1,140,209	455,277

Operating income (loss)	(174,157)	41,564
Other income	39,321	364,031
Income tax (benefit) expense provision	(1,851)	1,150
Earnings from unconsolidated entities, gross of tax	86,908	28,322

Income (loss) from continuing operations	$(46,077)	$432,767

Per share data:
Income (loss) from continuing operations attributable to common shareholders
Basic	$(0.16)	$1.92

Diluted	$(0.16)	$1.78

Pro Forma as of June 30, 2015
(in thousands)
Condensed Consolidated Balance Sheet
Real estate, net	$8,132,306
Cash and equivalents	314,850
Restricted cash	244,890
Notes and accounts receivable, net	446,160
Investments in and advances to unconsolidated entities	667,485
Other assets	502,612
Deferred income taxes	55,120

Total Assets	$10,363,423

Mortgage debt and notes payable, nonrecourse	$4,436,340
Revolving credit facility	—
Convertible senior debt	411,194
Accounts payable, accrued expenses and other liabilities	949,241
Cash distributions and losses in excess of investments in unconsolidated entities	138,697

Total liabilities	$5,935,472

Redeemable noncontrolling interest	173,281
Total shareholders equity	3,783,750
Noncontrolling interest	470,920

Total Equity	4,254,670

Total Liabilities and Equity	$10,363,423

COMPARATIVE HISTORICAL AND PRO FORMA PER SHARE DATA

The following tables set forth selected historical per share data for Forest City and selected unaudited pro forma per share data after giving effect to the 2015 Special Dividend and the REIT Conversion. This information should be read in conjunction with the selected historical financial information included in or incorporated by reference into this proxy statement/prospectus and the historical financial statements and related notes that are included in or incorporated by reference into this proxy statement/prospectus. The unaudited pro forma per share amounts have been computed using the assumptions described in the section entitled “Summary Unaudited Pro Forma Condensed Financial Data”. The unaudited pro forma consolidated financial data are presented for informational purposes only. The unaudited pro forma financial data are not necessarily indicative of the financial position or operating results that would have occurred had the 2015 Special Dividend and the REIT Conversion been completed as of the dates indicated, nor are they necessarily indicative of future financial position or operating results.

Historical Data Per Share

The historical book value per share data presented below is computed by dividing total shareholders’ equity of $1.7 billion and $3.1 billion on December 31, 2014 and June 30, 2015, respectively, by the number of shares outstanding on those dates.

	As of or for the Year Ended December 31, 2014	As of or for the Six Months Ended June 30, 2015
Income (loss) from continuing operations attributable to common shareholders per share:
Basic	$(.10)	$1.12
Diluted	$(.10)	$1.04
Book value per share	$8.63	$12.32
Cash dividends per share	$—	$—

Unaudited Pro Forma Data Per Share

The pro forma book value per share as of June 30, 2015 is computed by dividing pro forma shareholders’ equity of $3.8 billion by the pro forma number of shares assumed to be outstanding on that date.

	Pro Forma
	As of or for the Year Ended December 31, 2014	As of or for the Six Months Ended June 30, 2015
Income (loss) from continuing operations attributable to common shareholders per share:
Basic	$(.16)	$1.92
Diluted	$(.16)	$1.78
Book value per share (1)		$14.91
Cash dividends per share	$—	$—

(1)	Pro forma book value per share is only calculated for the June 30, 2015 conversion date.

RISK FACTORS

In addition to the other information in this proxy statement/prospectus, you should carefully consider the following risk factors in determining whether or not to vote in favor of the proposals to be voted upon at the Special Meeting. You should also carefully consider the additional risks described in our annual, quarterly and current reports, including those identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended, as updated by our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015. This section includes or refers to certain forward-looking statements. The risks and uncertainties described herein may not be the only ones we face. Additional risks and uncertainties not presently known to us or that we currently believe to be immaterial may also adversely affect our business. See the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 45.

RISKS RELATED TO THE REIT CONVERSION

Forest City’s board of directors may choose to cancel or defer the timing of the Merger

Assuming that the holding company merger proposal, the proposed amendment to the Forest City articles and each of the proposals regarding the REIT’s organizational documents are approved at the Special Meeting, we expect the Merger will take place on or about December 31, 2015. Forest City’s board of directors may, however, defer the timing of the Merger or may even terminate the Merger Agreement and abandon the Merger should it determine that one or more conditions precedent to the closing of the Merger has not been met and should not be waived, or that the Merger would not be advisable and in the best interest of Forest City and its shareholders. In the event of such termination and abandonment, the Merger Agreement will become void and none of Forest City, the REIT, FCILP or Merger Sub will have any liability with respect to such termination and abandonment.

Even if the Merger is completed, there can be no assurances that the REIT Conversion will be completed

Whether or not the Merger is completed, there can be no assurances that the REIT Conversion will be completed. Completion of the REIT Conversion remains subject to numerous contingencies, including final approval by Forest City’s board of directors.

Additionally, even if the Merger is effected, the REIT board of directors may abandon or delay one or more of the other transactions contemplated as part of the REIT Conversion if the board of directors of the REIT determines that any such transactions, or the REIT’s qualification as a real estate investment trust under the Code, is not in the best interests of the REIT. See “Terms of the Merger” beginning on page 61 for a more detailed description of the Merger.

If the REIT were to fail to qualify as a real estate investment trust, the REIT would be subject to U.S. federal income tax as a regular C corporation and would not be able to deduct distributions to shareholders when computing the REIT’s taxable income

Following the Merger, we plan to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016. Determining whether we qualify as a real estate investment trust will involve the application of highly technical and complex provisions of the Code to our operations for which there are only limited judicial and administrative interpretations.

The complexity of these provisions and of the applicable regulations that have been promulgated under the Code is greater in the case of an entity holding assets through an operating partnership, as we intend to do. In addition, determining whether we qualify as a real estate investment trust under the Code will involve numerous factual determinations concerning matters and circumstances not entirely within our control.

We have neither requested nor do we plan to request a ruling from the IRS that we will qualify as a real estate investment trust under the Code, and the statements in this proxy statement/prospectus are not binding on the IRS or any court. Therefore, we cannot assure you that we will qualify as a real estate investment trust commencing with the taxable year ending December 31, 2016 or that we will remain so qualified.

If we fail to qualify as a real estate investment trust under the Code, or qualify but subsequently cease to so qualify, we will face serious tax consequences that would substantially reduce the funds available for distribution to our shareholders for each of the years involved because:

•	we will not be allowed to deduct our distributions to shareholders in computing our taxable income;

•	we will be subject to U.S. federal and state income tax, including any applicable alternative minimum tax, on our taxable income at regular corporate rates; and

•	unless we are entitled to relief under the Code, we would be disqualified from qualifying as a real estate investment trust under the Code for the four taxable years following the year during which we were disqualified.

Any such corporate tax liability may require us to borrow funds or liquidate some investments to pay any such additional tax liability, which in turn could have an adverse impact on the value of REIT common stock.

Although we intend to operate so as to qualify as a real estate investment trust, future economic, market, legal, tax or other considerations might cause us to revoke or lose our anticipated real estate investment trust status, which could have a material adverse effect on our business, future prospects, financial condition or results of operations and could adversely affect our ability to successfully implement our business strategy or pay a dividend.

While we have received an opinion from Sullivan & Cromwell LLP, based on certain representations, that the REIT will be organized in a manner that will enable it to qualify as a real estate investment trust, this opinion is not binding on the IRS or any court and does not guarantee the REIT will so qualify

Our counsel, Sullivan & Cromwell LLP, has rendered an opinion to the effect that our proposed organization and method of operation, as represented by management, will enable the REIT to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016. Sullivan & Cromwell LLP did not verify those representations and their opinion assumes that such representations are true, accurate and complete, that Forest City and the REIT have operated and will operate in accordance with such representations and that they will take no action inconsistent with such representations. The Sullivan & Cromwell LLP tax opinion represents counsel’s legal judgment based on the law existing and in effect on the date it was rendered, is not binding on the IRS or any court, and could be subject to modification or withdrawal based on future legislative, judicial or administrative changes to U.S. federal income tax laws or regulations, any of which could be applied retroactively. Sullivan & Cromwell LLP will not review the REIT’s eligibility to qualify as a real estate investment trust under the Code on a continuing basis. Accordingly, the opinion of Sullivan & Cromwell LLP does not cover subsequent periods and does not guarantee the REIT’s ability to qualify as real estate investment trust under the Code commencing with the taxable year ending December 31, 2016. There is no assurance that the REIT will so qualify. Sullivan & Cromwell LLP has no obligation to advise the REIT or the holders of shares of REIT common stock of any subsequent change in the matters stated, represented or assumed in its opinion or of any subsequent change in applicable law.

Furthermore, both the validity of the opinion of Sullivan & Cromwell LLP and our qualifying as a real estate investment trust under the Code will depend on our satisfaction of certain ongoing asset, income, organizational, distribution, shareholder ownership and other requirements. Our compliance with these requirements will depend upon our ability to successfully manage the composition of our income and assets on an ongoing basis. While we believe that the REIT will satisfy these commencing with the taxable year ending December 31, 2016 and thereafter, Sullivan & Cromwell LLP will not review the REIT’s compliance with these tests on a continuing basis.

Even if the REIT qualifies as a real estate investment trust, certain of the REIT’s business activities will be subject to corporate level income tax and foreign taxes, which will continue to reduce the REIT’s cash flows, and the REIT will have potential deferred and contingent tax liabilities

Following the Merger, even if we qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016:

•	We may be subject to certain U.S. federal, state and local taxes and foreign taxes on our income and assets, including alternative minimum taxes, taxes on any undistributed income, and state, local or foreign income, franchise, property and transfer taxes. We could in certain circumstances be required to pay an excise or penalty tax, which could be significant in amount, in order to utilize one or more relief provisions under the Code to maintain our ability to qualify as a real estate investment trust. We plan to hold certain of our assets and operations and to receive certain items of income through one or more TRSs. These assets and operations consist principally of Forest City’s (i) military housing business, (ii) land development projects at Stapleton in Denver, Colorado, and Mesa del Sol in Albuquerque, New Mexico, (iii) condominium development projects at Pacific Park Brooklyn, a mixed-use project in Brooklyn, New York, and (iv) ownership interests in Barclays Center, the arena in Brooklyn, New York, and The Brooklyn Nets. Those TRS assets and operations would continue to be subject, as applicable, to U.S. federal and state corporate income taxes. In addition, we may incur a 100% excise tax on transactions with a TRS if they are not conducted on an arm’s-length basis. Any of these taxes would decrease our earnings and our cash available for distributions to shareholders.

•	We will be subject to U.S. federal income tax at the highest regular corporate rate—which is 35% as of the date of this proxy statement/prospectus—on all or a portion of the gain recognized from a sale of assets occurring within a specified period (generally, ten years) after the effective date of our real estate investment trust election, to the extent of the built-in gain based on the fair market value of those assets held by us on the effective date of our real estate investment trust election in excess of our then tax basis in those assets. The same rules would apply to any assets we acquire from a C corporation in a carryover basis transaction with built-in gain at the time of the acquisition by us. This gain can be offset by any remaining federal net operating loss carryforwards. Furthermore, if the REIT chooses to dispose of any assets within the specified period, we will attempt to utilize various tax planning strategies, including Section 1031 of the Code like-kind exchanges, to mitigate the exposure to the built-in-gains tax. Gain from a sale of an asset occurring after the specified period ends will not be subject to this corporate level tax.

•	If we were to make a technical or inadvertent mistake regarding whether certain items of our income satisfy either or both of the Code’s real estate investment trust gross income tests and as a result were to fail either or both such tests (and did not lose our status as a real estate investment trust because such failure was due to reasonable cause and not willful neglect), we would be subject to corporate level tax on the income that does not meet the Code’s real estate investment trust gross income test requirements. Any such taxes we pay will reduce our cash available for distribution to our shareholders.

•	The IRS and any state or local tax authority may successfully assert liabilities against us for corporate income taxes for taxable years of Forest City prior to January 1, 2016, in which case we will owe these taxes plus applicable interest and penalties, if any. Moreover, any increase in taxable income for these pre-real estate investment trust periods will likely result in an increase in pre-real estate investment trust accumulated earnings and profits, which could either increase the taxable portion of the 2015 Special Dividend or require us to pay an additional taxable special distribution to our shareholders after the relevant determination.

The REIT Conversion will likely result in an adjustment to our deferred tax liability balance that could be significant

The change in tax status in qualifying as a real estate investment trust under the Code will impact our accounting for income taxes, particularly the current deferred tax liability balance. We anticipate that the REIT Conversion will result in an adjustment to our deferred tax liability balance that could be significant.

The impact of our contemplated internal reorganization is still being analyzed and could be material

On September 10, 2015, Forest City announced that it plans to move to a new internal organizational structure. The new structure eliminates Forest City’s current strategic business units, which are organized primarily around asset type (retail, office and apartments), and replaces them with a structure organized around function (operations, development and support services). We expect this new structure will be effective concurrently with the expected real estate investment trust election of the REIT on January 1, 2016.

The cost savings and margin improvement initiatives identified as part of our strategic plan may result in a change to our segment reporting. If we determine it is necessary to change our segment reporting as part of, or following, the REIT Conversion, the impact of such a change may require a significant investment in systems and processes to generate the required information and may delay our ability to produce required reports.

Failure to make sufficient distributions would jeopardize the REIT’s plan to qualify as a real estate investment trust and/or would subject the REIT to U.S. federal income and excise taxes

A company must distribute to its shareholders with respect to each taxable year at least 90% of its taxable income (computed without regard to the dividends paid deduction and net capital gain and net of any available NOLs) in order to qualify as a real estate investment trust under the Code, and 100% of its taxable income (computed without regard to the dividends paid deduction and net capital gain and net of any available NOLs) in order to avoid U.S. federal income and excise taxes. For these purposes, the non-TRS subsidiaries of a company that qualifies as a real estate investment trust under the Code will be treated as part of such company and therefore such company will also be required to distribute out the taxable income of such subsidiaries. Following the Merger and our planned qualification as a real estate investment trust under the Code, to the extent that we satisfy the 90% distribution requirement, but distribute less than 100% of our real estate investment trust taxable income, we will be subject to U.S. federal income tax on our undistributed taxable income. In addition, we will be subject to a 4% nondeductible excise tax if the actual amount that we pay out to our shareholders for a calendar year is less than a minimum amount specified under the Code.

Generally, following the REIT Conversion, we expect to distribute all or substantially all of our real estate investment trust taxable income. However, we may decide to utilize our existing NOLs, if any, to reduce all or a portion of our taxable income in lieu of making corresponding distributions to our shareholders. If our cash available for distribution falls short of our estimates, we may be unable to maintain the proposed quarterly distributions that approximate our taxable income and, as a result, may be subject to U.S. federal income tax on the shortfall in distributions or may fail to qualify as a real estate investment trust under the Code. Our cash flows from operations may be insufficient to fund required distributions as a result of differences in timing between the actual receipt of income and the recognition of income for U.S. federal income tax purposes, or the effect of nondeductible expenditures, such as capital expenditures, payments of compensation for which Section 162(m) of the Code denies a deduction, the creation of reserves or required debt service or amortization payments.

Restrictive loan covenants could prevent the REIT from satisfying real estate investment trust distribution requirements

Following the Merger, if we qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016, restrictions in our credit facility may prevent us from satisfying our real estate investment trust distribution requirements, and we could fail to qualify as a real estate investment trust under the Code. If these limits do not jeopardize our anticipated qualification as a real estate investment trust under the Code but nevertheless prevent us from distributing 100% of our real estate investment trust taxable income, we would be subject to federal corporate income tax, and potentially a nondeductible excise tax, on the retained amounts. As a result, we will need to amend the credit facility, or obtain a waiver thereunder, to permit our payment of the 2015 Special Dividend and to operate as a real estate investment trust. There is no assurance that we will be able to amend the credit facility, or obtain a waiver, in a manner that enables us to complete the

REIT Conversion. To the extent we seek to replace the credit facility, we may enter into a new credit facility containing less favorable terms than our current credit facility; we also may not be able to replace the credit facility on terms satisfactory to us, or at all.

The REIT may be required to borrow funds, sell assets, or raise equity during unfavorable market conditions to qualify as a real estate investment trust

Following the Merger, in order to meet the real estate investment trust distribution requirements and maintain our anticipated qualification as a real estate investment trust under the Code, we may need to borrow funds, sell assets or raise equity, even if the then-prevailing market conditions are not favorable for these borrowings, sales or offerings. Any insufficiency of our cash flows to cover our real estate investment trust distribution requirements could adversely impact our ability to raise debt, to sell assets, or to offer equity securities in order to fund distributions required to maintain our expected qualification as a real estate investment trust under the Code and to avoid U.S. federal income and excise taxes. Furthermore, the real estate investment trust distribution requirements may increase the financing we need to fund capital expenditures, future growth and expansion initiatives. This would increase our total leverage. In addition, if we fail to comply with certain asset tests described under “Material U.S. Federal Income Tax Considerations” at the end of any calendar quarter, we would have to correct the failure within 30 days after the end of the calendar quarter or qualify for certain statutory relief provisions to continue to qualify as a real estate investment trust under the Code (if we so qualify). As a result, we may be required to liquidate otherwise attractive investments. These actions may reduce our income and amounts available for distribution to our shareholders.

Because, following the Merger and the REIT’s planned qualification as a real estate investment trust, we expect to distribute substantially all of our taxable income from investments to our shareholders or lenders, we will continue to need additional capital to make new investments. If additional funds are not available on favorable terms, or at all, our ability to make new investments will be impaired. Issuance of additional securities will result in dilution

If, following the Merger and our planned qualification as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016, we distribute substantially all of our taxable income to our shareholders and we desire to make new investments through our Operating Partnership, our business will require a substantial amount of capital. We may acquire additional capital from the issuance of securities senior to REIT common stock, including additional borrowings or other indebtedness or the issuance of additional securities, including limited partnership interests. We may also acquire additional capital through the issuance of additional equity. However, we may not be able to raise additional capital in the future on favorable terms or at all. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. This may materially affect our business and ability to grow and may impact the market’s perception of us and the price of REIT common stock.

Additional issuance of equity securities may result in dilution to our shareholders. Although we expect to deploy additional capital in accretive transactions, such additional dilution may reduce your percentage of ownership of the REIT and voting percentage.

The REIT’s cash distributions are not guaranteed and may fluctuate

Following the Merger and our planned qualification as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016, we may have available NOLs that could reduce or substantially eliminate our real estate investment trust taxable income, and thus we may not be required to distribute material amounts of cash to qualify as a real estate investment trust under the Code. We expect that, for the foreseeable future, we will continue to utilize available NOLs to reduce our REIT taxable income.

Upon completion of the Merger, our board of directors will determine on a quarterly basis the amount of cash to be distributed to our shareholders based on a number of factors, including our results of operations, cash flow and capital requirements, economic conditions, tax considerations, borrowing capacity and other factors, including debt covenant restrictions that may impose limitations on cash payments, the impact of alternative, more attractive investments as compared to dividends, future acquisitions and divestitures, any stock repurchase program, general market demand for our space available for lease and applicable law. Consequently, our distribution levels may fluctuate.

There are uncertainties relating to the 2015 Special Dividend

In order to complete the REIT Conversion, we are required to distribute to our shareholders all of our pre-real estate investment trust accumulated earnings and profits, as measured for U.S. federal income tax purposes, prior to the end of the REIT’s first taxable year as a real estate investment trust, which we expect will be the taxable year ending December 31, 2016. Failure to do so could prevent the REIT from qualifying as a real estate investment trust under the Code. While we estimate that we will distribute our pre-real estate investment trust accumulated earnings and profits in the 2015 Special Dividend, the determination of the amount of pre-real estate investment trust accumulated earnings and profits that must be distributed in order for the REIT to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016 involves complex and highly technical legal and factual issues. There are substantial uncertainties relating to the computation of our pre-real estate investment trust accumulated earnings and profits, including the possibility that the IRS could, in auditing tax years through 2015, successfully assert that our taxable income should be increased, which would increase our pre-real estate investment trust accumulated earnings and profits. Moreover, although there are procedures available to cure a failure by us to distribute the necessary pre-real estate investment trust accumulated earnings and profits in connection with the REIT Conversion, we cannot now determine whether we will be able to take advantage of such procedures or the economic impact to us of doing so. If it is determined that we had undistributed pre-real estate investment trust accumulated earnings and profits as of the end of any taxable year in which the REIT elects to qualify as a real estate investment trust under the Code, and the REIT is unable to cure the failure to distribute such earnings and profits, then the REIT would fail to qualify as a real estate investment trust under the Code.

The ultimate timing and form of the planned payment of the 2015 Special Dividend will be determined by our board of directors and may be impacted by the pace and timing of certain transactions, possible changes in legislation or tax rules and IRS revenue procedures relating to distributions of earnings and profits and other factors beyond our control. In addition, our actual taxable income and performance for 2015 may be materially different from our current estimates and projections, and may be impacted by the steps we take to prepare for the REIT Conversion. See “Risk Factors—Risks Related to the REIT Conversion—There are uncertainties relating to our planned dispositions of non-core assets” for a further discussion of the potential dilutive effect of, and need to raise additional funds for, the 2015 Special Dividend.

Complying with the requirements to qualify as a real estate investment trust may cause the REIT to forego otherwise attractive opportunities

In order to qualify as a real estate investment trust under the Code, the REIT will have to satisfy tests concerning, among other things, the sources of the REIT’s income, the nature and diversification of the REIT’s assets, the amounts the REIT distributes to its shareholders and the ownership of REIT stock. The REIT may be required to make distributions to shareholders at times when it would be more advantageous to reinvest cash in the REIT’s business or when the REIT does not have funds readily available for distribution. Thus, compliance with the requirements to qualify as a real estate investment trust under the Code may hinder the REIT’s ability to operate solely on the basis of maximizing profits.

In particular, in order to qualify as a real estate investment trust under the Code, the REIT must ensure that at the end of each calendar quarter, at least 75% of the value of the REIT’s assets consists of cash, cash items, government securities and qualified real estate assets. The remainder of the REIT’s investment in securities (other than government securities, securities of any TRS or disregarded entity subsidiary of ours and securities that are qualified real estate assets) generally may not include more than 10% of the outstanding voting securities of any one issuer or more than 10% of the total value of the outstanding securities of any one issuer. In addition, in general, no more than 5% of the value of the REIT’s assets (other than government securities, securities of any TRS or disregarded entity subsidiary of ours and securities that are qualified real estate assets) may consist of the securities of any one issuer. If we fail to comply with these requirements at the end of any calendar quarter, we must remedy the failure within 30 days or qualify for certain limited statutory relief provisions to avoid losing our anticipated status as a real estate investment trust under the Code. As a result, we may have to liquidate otherwise attractive investments. These actions could have the effect of reducing our income and amounts available for distribution to REIT shareholders.

Ownership and transfer limitations contained in the REIT Charter may restrict shareholders from acquiring or transferring shares

In order for the REIT to qualify as a real estate investment trust under the Code, no more than 50% of the value of the outstanding shares of the REIT’s stock may be owned, directly or indirectly or through application of certain attribution rules, by five or fewer “individuals” (as defined in the Code) at any time during the last half of a taxable year (other than the first taxable year for which the REIT qualifies as a real estate investment trust under the Code). To facilitate the REIT’s anticipated qualification as a real estate investment trust under the Code, among other purposes, the REIT Charter generally prohibits any person from actually or constructively owning more than 9.8% of the value of outstanding REIT common stock and REIT preferred stock (collectively, the “REIT stock”) or 9.8% (by value or by number of shares, whichever is more restrictive) of the outstanding shares of REIT common stock, unless the REIT board of directors exempts the person from such ownership limitations. Absent such an exemption from the REIT’s board of directors, the transfer of REIT stock to any person in excess of the applicable ownership limit, or any transfer of shares of such stock in violation of the other ownership and transfer restrictions contained in the REIT Charter, may be void under certain circumstances, and the intended transferee of such stock will acquire no rights in such shares. These provisions of the REIT Charter may have the effect of delaying, deferring or preventing someone from taking control of the REIT, even though a change of control might involve a premium price for the REIT shareholders or might otherwise be in their best interest.

Complying with the requirements to qualify as a real estate investment trust may limit the REIT’s ability to hedge effectively and increase the cost of the REIT’s hedging, and may cause the REIT to incur tax liabilities

If the REIT qualifies as a real estate investment trust under the Code, certain provisions of the Code will limit the REIT’s ability to hedge liabilities. Generally, following the REIT’s anticipated qualification as a real estate investment trust under the Code, income from hedging transactions that the REIT may enter into to manage risk of interest rate changes with respect to borrowings made or to be made to acquire or carry real estate assets and income from certain currency hedging transactions the REIT may enter into related to the REIT’s non-U.S. operations will not constitute “gross income” for purposes of the Code’s real estate investment trust gross income tests, provided certain requirements are satisfied. To the extent that the REIT enters into other types of hedging transactions, the income from those transactions is likely to be treated as non-qualifying income for purposes of the Code’s real estate investment trust gross income tests. As a result of these rules, the REIT may need to limit its use of advantageous hedging techniques or implement those hedges through a TRS. This could increase the cost of the REIT’s hedging activities because the REIT’s TRSs would be subject to tax on income or gains resulting from hedges entered into by them or expose the REIT to greater risks associated with changes in interest rates than the REIT would otherwise want to bear. In addition, losses in any of the REIT’s TRSs generally will not provide any tax benefit, except for being carried forward for use against future taxable income in the applicable TRS.

The current per share market price of Forest City Common Stock may not be indicative of the market price of REIT common stock following the 2015 Special Dividend and the REIT Conversion

The current per share market prices of shares of either or both classes of Forest City Common Stock may not be indicative of the effect of the 2015 Special Dividend or how the market will value either or both classes of REIT common stock following the REIT Conversion because Forest City is a taxable C corporation and we anticipate that the REIT will qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016. The current per share market prices of shares of either or both classes of Forest City Common Stock do not necessarily take the foregoing into account, and the per share market prices of shares of either or both classes of REIT common stock may consequently be lower than the current per share market prices of shares of either or both classes of Forest City Common Stock. Furthermore, one of the factors that may influence the price of REIT common stock will be the yield from distributions on REIT common stock compared to yields on other financial instruments. If, for example, an increase in market interest rates results in higher yields on other financial instruments, then the market price of REIT common stock could be adversely affected. The market price of REIT common stock will also be affected by general market conditions (as the price of the Forest City Common Stock currently is) and will be potentially affected by the economic and market perception of securities issued by companies that qualify as real estate investment trusts under the Code.

The REIT has no experience operating as a company that qualifies as a real estate investment trust, which may adversely affect the REIT’s financial condition, results of operations, cash flow and ability to satisfy debt service obligations and the per share trading price of REIT common stock

The REIT was formed on May 29, 2015 and has no operating history as a corporation that qualifies as a real estate investment trust under the Code. In addition, the REIT’s senior management team will initially have no experience operating a corporation that qualifies as a real estate investment trust under the Code. The experience of the REIT’s senior management team may not be sufficient to operate the REIT successfully and in a manner that allows the REIT to qualify as a real estate investment trust under the Code. The REIT’s failure to qualify as a real estate investment trust under the Code, or to remain so qualified, could adversely affect the REIT’s financial condition, results of operations, cash flow, per share trading price of REIT common stock and ability to satisfy debt service obligations.

Legislative or other actions affecting entities that qualify as real estate investment trusts, including adverse change in tax laws, could have a negative effect on us or our shareholders

At any time, the federal income tax laws governing entities that qualify as real estate investment trusts or the administrative interpretations of those laws may be amended or changed. Federal, state and local tax laws are constantly under review by persons involved in the legislative process, the IRS, the U.S. Department of the Treasury, and state and local taxing authorities. The shortfall in tax revenues for states and municipalities in recent years may lead to an increase in the frequency and size of such changes. If such changes occur, we may be required to pay additional taxes on our assets or income following the REIT Conversion. These increased tax costs could adversely affect our financial condition, results of operations and the amount of cash available for payment of dividends. Changes to the tax laws, regulations and administrative interpretations, which may have retroactive application, could adversely affect us or our shareholders.

We cannot predict whether, when, in what forms, or with what effective dates, the tax laws, regulations and administrative interpretations applicable to us or our shareholders may be changed. Accordingly, any such change may significantly affect our ability, following the Merger, to qualify as a real estate investment trust under the Code, or the federal income tax consequences to you or us of the REIT so qualifying.

The REIT board of directors will be able to unilaterally revoke the REIT’s anticipated election to be taxed as a real estate investment trust following the REIT’s anticipated qualification as a real estate investment trust, and this may have adverse consequences for the REIT’s shareholders

The REIT Charter provides that the REIT’s board of directors may revoke or otherwise terminate the REIT’s planned real estate investment trust election, without the approval of the REIT’s shareholders, if the board of directors determines that it is no longer in the REIT’s best interests to elect to be taxed as a real estate investment trust for U.S. federal income tax purposes. If the REIT does not elect to, or revokes its planned election to, be so taxed, the REIT will not be allowed to deduct dividends paid to shareholders in computing its taxable income, and will be subject to federal income tax at regular corporate rates and state and local taxes, which may adversely impact the REIT’s total return to its shareholders.

Issuance of securities by the REIT with claims that are senior to those of holders of shares of REIT common stock may limit or prevent the REIT from paying dividends on REIT common stock

Shares of REIT common stock are equity interests. As such, shares of REIT common stock will rank junior to any indebtedness and other non-equity claims with respect to assets available to satisfy claims on the REIT. The REIT may issue senior securities, which may expose the REIT to risks associated with leverage, including increased risk of loss. If the REIT issues preferred securities, which will rank senior to shares of REIT common stock in the REIT’s capital structure, the holders of such preferred securities may have separate voting rights and other rights, preferences or privileges more favorable than the rights, preferences and privileges incident to holding shares of REIT Class A common stock and/or shares of REIT Class B common stock, and the issuance of such preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for REIT shareholders or otherwise be in the REIT’s best interest.

In addition, partnership interests or other securities issued by the Operating Partnership may have a senior priority on cash flow or liquidation proceeds generated by the Operating Partnership.

Unlike indebtedness, for which principal and interest customarily are payable on specified due dates, in the case of shares of REIT common stock, dividends are payable only when, as and if authorized by the REIT’s board of directors and declared by the REIT and depend on, among other things, the REIT’s results of operations, financial condition, debt service requirements, distributions to be received from the Operating Partnership following the planned conversion of Forest City to a limited partnership, other cash needs and any other factors the REIT’s board of directors may deem relevant or as required by applicable law. The REIT may incur substantial amounts of additional debt and other obligations that will rank senior to shares of REIT common stock.

We may not be able to obtain the consents or approvals of lenders, joint venture partners, governmental agencies, or other third parties needed to complete the REIT Conversion on the time table contemplated, or at all, and we may be forced to make payments, provide indemnifications or make other accommodations in order to facilitate our obtaining requisite consents or implement other strategies that may be disadvantageous to us

Our ability to undertake the REIT Conversion will depend upon our ability to obtain the necessary third party approvals and consents, which include consents and approvals from our lenders, joint venture partners and government agencies. There can be no guarantee that we will be able to obtain these consents, or that, if we do, we will not need to make certain cash payments, provide indemnifications with respect to structural changes and make other accommodations for such third parties in order to obtain these consents. Any such indemnity or other accommodation may, among other things, reduce our interest in certain properties and/or adversely affect the profitability of certain projects to us. Even if we are able to obtain such consents or approvals, doing so will require a significant amount of management time and attention, which may divert the attention of our management from running our day-to-day business and from accomplishing the other aspects of the REIT Conversion and thus may delay our time table.

Further, if we are unable to obtain certain consents or approvals, we may be forced to implement alternative solutions to permit us to complete the REIT Conversion, such as filing a joint TRS election with certain of our subsidiaries. Such alternative arrangements may be disadvantageous to us, and there can be no guarantee that such arrangements will not cause further adverse impacts to us in the future.

We may not realize the anticipated benefits to our shareholders, including the achievement of significant tax savings for us and regular distributions to our shareholders

Even if we complete the REIT Conversion, we cannot provide assurance that our shareholders will experience benefits attributable to our qualification as a real estate investment trust, including our ability to reduce our corporate level federal tax through distributions to shareholders and to make regular distributions to shareholders. The realization of the anticipated benefits to shareholders will depend on numerous factors, many of which are outside our control.

There are uncertainties relating to our planned dispositions of non-core assets

In May 2015, we announced details of our strategic plan to convert to real estate investment trust status. A key element of this strategy includes our plan to sell certain non-core assets. To date, we have neither entered into any definitive agreements relating to such asset sales, nor received firm expressions of interest from third party buyers for many of the assets we intend to sell. Consequently, there can be no assurance that we will be able to complete any asset sales on terms that are favorable to us, or at all. Further, even if we are able to undertake the asset sales required to achieve our strategic objectives, negotiating and executing the sale of multiple assets in multiple transactions may require a significant amount of management time and resources. This diversion of management’s attention may hinder our ability to operate our existing and continuing businesses on a day-to-day basis. Further, such asset sales may distract management from other steps required to be completed as part of the REIT Conversion, which may delay our ability to complete the REIT Conversion as planned.

Further, the amount of the 2015 Special Dividend will be directly impacted by the asset sales we complete prior to the REIT Conversion; asset sales that generate taxable gain will increase the amount of the 2015 Special Dividend. As a result, if we are able to make profitable asset sales, the amount of the 2015 Special Dividend will likely grow. Since our current intention is to pay 80% of the 2015 Special Dividend in Forest City Common Stock and 20% in cash, to the extent the aggregate amount of cash and Forest City Common Stock to be distributed in the 2015 Special Dividend increases, we may be required to raise additional cash and the dilutive effect of the 2015 Special Dividend may be increased significantly.

We may not be able to obtain the shareholder approval necessary for us to complete the REIT Conversion, as planned

Holders of Forest City Common Stock are being asked to approve certain actions as part of the REIT Conversion. As of August 31, 2015, RMSLP, which is a limited partnership comprised of members of the Ratner, Miller and Shafran families, held 68.24% of the issued and outstanding Forest City Class B Common Stock. Although we expect that RMSLP will vote to adopt the holding company merger, the proposal to amend the Forest City articles, and each of the proposals regarding the REIT’s organizational documents, the approval of RMSLP by itself is not assured and, in any event, is not in and of itself sufficient to meet the total vote requirements for approval of the foregoing proposals. In addition, any additional equity offerings and debt-for-equity exchanges, if any, that occur prior to the Record Date may further dilute the ownership of RMSLP. If we do not obtain the necessary shareholder approvals, we may not be able to complete the REIT Conversion as planned or at all.

THE REIT’S CHARTER AND BYLAWS AND MARYLAND LAW MAY HINDER ATTEMPTS TO ACQUIRE THE REIT

Certain provisions of the REIT Charter and REIT Bylaws and Maryland law may inhibit a change in control that shareholders consider favorable and could also limit the market price of REIT common stock

Certain provisions in the REIT Charter and REIT Bylaws and Maryland law may impede, or prevent, a third party from acquiring control of the REIT without the approval of the REIT’s board of directors. These provisions:

•	impose restrictions on ownership and transfer of REIT stock (such provisions being intended to, among other purposes, facilitate the REIT’s anticipated compliance with certain Code requirements relating to ownership of REIT stock);

•	prevent the REIT’s shareholders from amending the REIT Bylaws;

•	limit who may call a special meeting of shareholders;

•	establish advance notice and informational requirements and time limitations on any director nomination or proposal that a shareholder wishes to make at a meeting of shareholders;

•	do not permit cumulative voting in the election of the REIT’s board of directors, which would otherwise permit less than a majority of shareholders to elect one or more directors; and

•	authorize the REIT board of directors to, without shareholder approval, amend the REIT Charter to increase or decrease the aggregate number of REIT shares of stock or the number of shares of stock of any class or series that the REIT has authority to issue and classify or reclassify any unissued shares of common or preferred stock and set the preferences, rights and other terms of the classified or reclassified shares.

Certain provisions of Maryland law could impede changes in control

Certain provisions of the MGCL may impede a third party from making a proposal to acquire us or inhibit a change of control under circumstances that otherwise could be in the best interest of holders of shares of REIT common stock, including:

•	“business combination” provisions that, subject to certain exceptions and limitations, prohibit certain business combinations between the REIT and an “interested shareholder” (defined generally as any person who beneficially owns 10% or more of the voting power of the REIT’s outstanding voting stock or an affiliate or associate of the REIT who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the REIT’s then outstanding voting stock) or an affiliate thereof for five years after the most recent date on which the shareholder becomes an interested shareholder, and thereafter impose two supermajority shareholder voting requirements on these combinations;

•	“control share” provisions that provide that, subject to certain exceptions, holders of “control shares” of the REIT (defined as voting shares which, when aggregated with other shares controlled by the shareholder, entitle the holder to exercise voting power in the election of directors within one of three increasing ranges) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of issued and outstanding “control shares,” subject to certain exceptions) have no voting rights with respect to the control shares except to the extent approved by the REIT’s shareholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares; and

•	additionally, Title 3, Subtitle 8 of the MGCL permits the REIT board of directors, without shareholder approval and regardless of what is currently provided in the REIT Charter or REIT Bylaws, to implement certain corporate governance provisions. See “Certain Takeover Defense Provisions of Maryland Law and the REIT Charter and REIT Bylaws”.

As permitted by the MGCL, the REIT intends (1) to elect, by resolution of the REIT board of directors, to exempt from the Maryland Business Combination Act all business combinations between the REIT and any other person, provided that each such business combination is first approved by the REIT board of directors (including a majority of directors who are not affiliates or associates of such person), and (2) to adopt the REIT Bylaws attached hereto as Annex B-2, containing a provision opting out of the Maryland Control Share Acquisition Act.

RISKS RELATED TO THE CONVERSION OF FOREST CITY TO A LIMITED PARTNERSHIP

Following the Merger and the conversion of Forest City to a limited partnership, you will hold shares in a holding company with most of its assets held by the Operating Partnership and the REIT’s ability to make dividends may depend on Operating Partnership distributions

Following the Merger and the other related transactions, the REIT will hold substantially all of its assets, and will conduct substantially all of its business, through the Operating Partnership. Consequently, the REIT’s ability to service its debt obligations and ability to pay dividends on shares of REIT common stock will be strictly dependent upon the earnings and cash flows of the Operating Partnership, the ability of its direct and indirect subsidiaries to first satisfy their obligations to creditors and the ability of the Operating Partnership to make intercompany distributions to the REIT. Under the Delaware Revised Uniform Limited Partnership Act, the Operating Partnership will be prohibited from making any distribution to us to the extent that at the time of the distribution, after giving effect to the distribution, the total liabilities of the Operating Partnership (other than some non-recourse liabilities and certain liabilities to the partners in the Operating Partnership) would exceed the fair value of the Operating Partnership’s assets.

In addition, because the REIT will be a holding company, the equity interests of REIT shareholders will be structurally subordinated to all existing and future liabilities and obligations of the Operating Partnership and its subsidiaries. Therefore, in the event of the REIT’s bankruptcy, liquidation or reorganization, claims of the REIT’s shareholders will be satisfied only after all of the REIT’s and the Operating Partnership’s and its subsidiaries’ liabilities and obligations have been paid in full.

If the Operating Partnership fails to qualify as a partnership for federal income tax purposes, the REIT would not qualify as a real estate investment trust and would suffer other adverse consequences

We believe that the Operating Partnership will be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Operating Partnership will not be subject to entity-level federal income tax on its income. Instead, each of its partners, including the REIT, will be required to pay tax on its allocable share of the Operating Partnership’s income. There can be no assurance, however, that the IRS will not challenge the status of the Operating Partnership (or any other limited partnership subsidiary of the REIT) as a partnership for federal income tax purposes, or that a court would not sustain such a challenge. If the IRS were successful in treating the Operating Partnership (or any such other limited partnership subsidiary of the REIT) as an entity taxable as a C corporation for U.S. federal income tax purposes, the REIT would be unable to satisfy the gross income tests and certain of the asset tests that must be met in order to qualify as a real estate investment trust under the Code and, accordingly, the REIT would likely be prevented from so qualifying. Also, the failure of the Operating Partnership or any limited partnership subsidiary of the REIT to qualify as a partnership for U.S. federal income tax purposes could cause the partnership to become subject to U.S. federal and state corporate income tax, which would reduce significantly the amount of cash available for debt service and for distribution to the partners in such partnership, including the REIT.

Adoption and implementation of an UPREIT structure could inhibit the REIT from selling properties or retiring debt that would otherwise be in the best interest of the REIT

To ensure that the sellers of properties are able to contribute properties to the Operating Partnership on a tax-deferred basis, contributors of such properties may require the REIT to agree to maintain a certain level of minimum debt at the Operating Partnership level and refrain from selling such properties for a period of time.

Adoption and implementation of an UPREIT structure, therefore, could inhibit the REIT from selling properties or retiring debt that would otherwise be in the best interest of the REIT.

The interest of the REIT may be diluted upon the issuance of additional units of the Operating Partnership

Upon the issuance of partnership units in the Operating Partnership to partners other than the REIT and FCILP, the percentage interest of the REIT and FCILP (and therefore, the indirect interest of the REIT’s shareholders) in assets of the Operating Partnership would be reduced. This reduction in the indirect interest of initial shareholders would remain if partnership units were redeemed for cash (provided such cash represented the proceeds of a new issuance of shares of REIT common stock) or for shares of REIT Class A common stock, even though the REIT’s interest in the Operating Partnership would increase.

Conflicts of interest may arise between the interests of the REIT’s shareholders and the interests of holders of partnership units

The REIT, as the sole general partner of the Operating Partnership, would owe a duty of good faith and fair dealing to the limited partners in the Operating Partnership. In most cases, the REIT expects that the interests of such limited partners will coincide with the interests of the REIT and its shareholders because (a) the REIT will own a substantial amount of the limited partnership interests in the Operating Partnership and (b) the limited partners will generally receive shares of REIT Class A common stock or cash proceeds tied to the share price of REIT Class A common stock upon redemption of their partnership units. Under certain circumstances, however, the rights and interests of the limited partners might conflict with those of the REIT’s shareholders. The agreement of limited partnership of the Operating Partnership will provide that in the event the REIT determines, in its sole and absolute discretion, that any such conflict cannot be resolved in a manner not adverse to either the REIT’s shareholders or the Operating Partnership’s limited partners, such conflict will be resolved in favor of the REIT’s shareholders.

The UPREIT structure may increase the costs of managing the REIT and the operational complexity and risk of the REIT’s corporate structure

The conversion of Forest City to a limited partnership may result in the REIT incurring more costs than Forest City is currently incurring, including professional expenses related to general and administrative, accounting, tax, consulting, audit and legal costs. Although we believe that the REIT’s business plan and future expected growth will make up for any increase in general and administrative expenses, there can be no assurance that this will be so. Further, following the conversion of Forest City to a limited partnership, the REIT will be structured as an UPREIT and as such, its operations will be more complex than those of Forest City; this complexity may introduce other operational risks that do not currently exist and cannot reasonably be anticipated, and such risks may have a material adverse impact on the REIT’s business, operations and/or financial condition.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus and the documents incorporated by reference contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Examples of forward-looking statements include statements, beliefs and expectations regarding the benefits of the proposed REIT Conversion, including future financial results, the expected timing of completion of the REIT Conversion, the amount and timing of any future distributions, including the 2015 Special Dividend, and statements regarding our business, financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products, plans and objectives of management, markets for our stock and other matters that are based on management’s expectations as of the filing date of this proxy statement/prospectus.

Statements contained in, or incorporated by reference in, this proxy statement/prospectus that are not historical facts are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). Such statements reflect management’s current views with respect to financial results related to future events and are not guarantees of future performance. These forward-looking statements are based on assumptions and expectations that may not be realized and are inherently subject to numerous risks and uncertainties, many of which are beyond our ability to control, predict with accuracy and even anticipate; readers are cautioned not to put undue reliance on those forward-looking statements. Future events and actual results, financial or otherwise, may differ materially from the results discussed in the forward-looking statements. Furthermore, there is no assurance that any positive trends suggested or referred to in such statements will continue. When we use words such as “may,” “would,” “could,” “likely,” “should,” “anticipate,” “intend,” “plan,” “continue,” “believe,” “estimate,” “expect,” “predict,” or the negative of those words or similar expressions, we identify forward-looking statements. These forward-looking statements include plans, projections and estimates and are found at various places throughout this proxy statement/prospectus and the documents incorporated by reference herein.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Forest City’s and the REIT’s filings with the SEC. These risks and uncertainties include: the inability to complete the REIT Conversion in a timely manner, the inability to complete the REIT Conversion due to the failure of either or both classes of Forest City shareholders to adopt one or more of the holding company merger proposal, the proposal to amend the Forest City articles, and the proposals regarding the REIT’s organizational documents, the failure to satisfy other conditions to completion of the REIT Conversion, including receipt of required third-party consents, the failure of the proposed REIT Conversion to close for any other reason, the effect of the announcements regarding the REIT Conversion, the possibility that the anticipated benefits of the REIT Conversion will not be realized, or will not be realized within the expected time period, the inability to meet expectations regarding the accounting and tax treatments of the REIT Conversion, the possibility that the REIT Conversion may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, the impact on us of complying with requirements to qualify as a real estate investment trust under the Code, the impact of issuing equity, debt or both to satisfy the 2015 Special Dividend and other costs incident to effectuating our plan to so qualify, the impact of covenants that could prevent us from satisfying the distribution requirements under the Code that must be met in order for us to so qualify, our lack of experience operating as an entity that so qualifies, the impact of current lending and capital market conditions on our liquidity, our ability to finance or refinance projects or repay our debt, the impact of the slow economic recovery on the ownership, development and management of our commercial real estate portfolio, general real estate investment and development risks, using modular construction as a new construction methodology and owning a factory to produce modular units, vacancies in our properties, risks associated with developing and managing properties in partnership with others, competition, illiquidity of real estate investments, bankruptcy or defaults of tenants, anchor store consolidations or closings, international activities, the impact of terrorist acts and other armed conflicts, risks of owning and operating an arena, risks associated with an investment in a professional sports team, the ability to sell all or a portion of our ownership interests in a professional sports team and arena, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our credit facility and senior debt, exposure to hedging agreements, the level and volatility of interest rates, the continued availability of tax-exempt government financing, the impact of credit rating downgrades, if any, effects of uninsured or underinsured losses, effects of a downgrade or failure of our insurance carriers, environmental liabilities, conflicts of interest, risks associated with the sale of tax credits, downturns in the housing market, the ability to maintain effective internal controls, compliance with governmental regulations, increased legislative and regulatory scrutiny of the financial services industry, changes in federal, state or local tax laws, volatility in the market price of our publicly traded securities, inflation risks, litigation risks, cybersecurity risks and cyber incidents, our ability to achieve our strategic goals, changes in the market price of REIT common stock following the REIT Conversion, our ability to complete non-core asset dispositions, and the impact to our deferred tax liability balance if we qualify as a real estate investment trust under the Code following the Merger.

Any forward-looking statement we make in this proxy statement/prospectus or elsewhere speaks only as of the date on which we make it. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. These and other important factors, including those set forth under the caption “Risk Factors” beginning on page 32 of this proxy statement/prospectus and page 7 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended, as updated by annual, quarterly and other reports and documents we file with the SEC, and that are incorporated by reference herein, may cause actual results to differ materially from those indicated by our forward-looking statements. We have no duty to, and do not intend to, update or revise the forward-looking statements we make in this proxy statement/prospectus, whether as a result of new information, future events or otherwise, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that the future events or circumstances described in any forward-looking statement we make in this proxy statement/prospectus or elsewhere might not occur. You are advised to consult the “Risk Factors” section of this proxy statement/prospectus, in which we provide cautionary discussion of risks, uncertainties and assumptions relevant to our business. These are factors that, individually or in the aggregate, management believes could cause our actual results to differ materially from expected and historical results. We note these factors for investors as permitted by the PSLRA. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider such disclosures to be a complete discussion of all potential risks or uncertainties.

SIMPLIFIED STRUCTURE OF THE TRANSACTION

As of the date of this proxy statement/prospectus (i) Forest City owns all of the issued and outstanding shares of REIT common stock and (ii) the REIT owns directly and through the REIT’s interest in FCILP, and Forest City owns indirectly by virtue of its ownership of all of the issued and outstanding shares of REIT common stock, all of the issued and outstanding shares of Merger Sub common stock. Following the approval of the Merger Agreement by Forest City shareholders and the satisfaction or waiver of the other conditions to completion of the Merger specified in the Merger Agreement (which are described below), Merger Sub will merge with and into Forest City, with Forest City continuing as the surviving company, and the separate corporate existence of Merger Sub will cease. As a result of the Merger:

•	each outstanding share of Forest City Class A Common Stock will be converted into one share of REIT Class A common stock, and each outstanding share of Forest City Class B Common Stock will be converted into one share of REIT Class B common stock, and current shareholders of Forest City will become shareholders of the REIT; and

•	Forest City will survive as a subsidiary of the REIT owned by the REIT directly and through the REIT’s interest in FCILP.

Following the Merger, Forest City will convert to a Delaware limited partnership, with the REIT as its general partner and FCILP as a limited partner, which we refer to as the Operating Partnership. The Operating Partnership will conduct all of the operations currently conducted by Forest City, and the REIT will control the Operating Partnership in the REIT’s capacity as the Operating Partnership’s sole general partner.

In order to help you understand the holding company merger proposal, and how the Merger and conversion of Forest City to a limited partnership will affect us and our subsidiaries, the charts below illustrate our structure, in simplified form:

•	Before the Merger: Our organizational structure before the Merger;

•	The Merger: The steps involved in, and the effects of, Merger Sub’s merger with and into Forest City and the conversion of shares of Forest City Class A Common Stock into shares of REIT Class A common stock and shares of Forest City Class B Common Stock into shares of REIT Class B common stock;

•	After the Merger: Our organizational structure following the Merger;

•	Creation of our Operating Partnership: The steps involved in, and the effects of, the conversion of Forest City from an Ohio corporation to a Delaware limited partnership; and

•	After the Creation of our Operating Partnership: Our organizational structure following the conversion of Forest City to a limited partnership.

BEFORE THE MERGER

THE MERGER

Merger steps

(1)	Forest City declares and pays the 2015 Special Dividend, part in cash and part in shares of Forest City Common Stock.

(2)	Merger Sub merges with and into Forest City, with Forest City surviving.

(3)	Each share of issued and outstanding stock of the REIT owned by Forest City is cancelled and ceases to exist.

(4)	Each share of issued and outstanding Forest City Class A Common Stock is converted into one share of REIT Class A common stock, and each share of issued and outstanding Forest City Class B Common Stock is converted into one share of REIT Class B common stock. At the time of completion of the Merger, each shareholder will hold the same percentage ownership in the REIT as each holder previously held in Forest City.

AFTER THE MERGER

CREATION OF OUR OPERATING PARTNERSHIP

(1)	Forest City converts to a Delaware limited partnership, with the REIT as its general partner and the REIT and FCILP as limited partners. We refer to these steps as the reorganization of Forest City into a limited partnership.

AFTER THE CREATION OF OUR OPERATING PARTNERSHIP

(1)	Forest City Enterprises, L.P. (the Operating Partnership) is the result of the conversion of Forest City, as the surviving company in the Merger, from an Ohio corporation to a Delaware limited partnership; following this conversion, the REIT will be the sole general partner of the Operating Partnership and also will own, directly and through its interest in FCILP, all of the outstanding limited partnership interests in the Operating Partnership. The REIT may identify one or more persons or entities who agree to acquire (through purchase or exchange) and hold limited partnership interests in the Operating Partnership following the REIT Conversion. Nevertheless, the REIT will remain the sole general partner of the Operating Partnership and the Operating Partnership and its assets will still be assets of the REIT in the consolidated financial statements of the REIT. FCILP will be a taxable real estate investment trust subsidiary of the REIT. FCILP’s only asset will be a limited partnership interest in the Operating Partnership, which will be less than 1% of the limited partnership interests in the Operating Partnership. Forest City TRS, LLC will be a TRS of the REIT and is being formed to hold the REIT’s non-real estate investment trust assets and operations, which we expect will consist primarily of our (i) military housing business, (ii) land development projects at Stapleton in Denver, Colorado, and Mesa del Sol in Albuquerque, New Mexico, (iii) condominium development projects at Pacific Park Brooklyn, a mixed-use project in Brooklyn, New York, and (iv) ownership interests in Barclays Center, the arena in Brooklyn, New York, and The Brooklyn Nets.

VOTING AND PROXIES

This proxy statement/prospectus is furnished in connection with the solicitation of proxies by the Forest City board of directors for exercise at the Special Meeting, or any adjournment or postponement thereof.

Date, Time and Place of the Special Meeting

The Special Meeting will be held in the Skylight Room, Tower City Center, Skylight Level 3, 230 West Huron Road, Cleveland, Ohio 44113, on October 20, 2015 at 2:00 p.m., Eastern Time.

Purposes of the Special Meeting

The purposes of the Special Meeting are to consider and vote upon the following proposals:

(1)	A proposal to approve and adopt the Merger Agreement, dated as of September 15, 2015, by and among Forest City, the REIT, FCILP and Merger Sub; the Merger Agreement provides for the merger of Merger Sub with and into Forest City in a manner in which Forest City will survive as a subsidiary of the REIT and holders of shares of Forest City Common Stock will receive corresponding shares of REIT common stock;

(2)	A proposal to adopt an amendment to the Forest City articles to add certain provisions necessary to authorize Forest City to declare and pay the 2015 Special Dividend;

(3)	A proposal to approve a provision in the REIT Charter authorizing the REIT board of directors, without shareholder approval, to amend the REIT Charter to increase or decrease the aggregate number of shares of REIT stock or the number of shares of any class or series of shares of REIT stock that the REIT is authorized to issue;

(4)	A proposal to approve a provision in the REIT Charter and a provision in the REIT Bylaws granting the REIT board of directors, with certain limited exceptions, exclusive power to amend the REIT Bylaws;

(5)	A proposal to approve a provision in the REIT Bylaws that sets the threshold for REIT shareholders to call a special meeting of shareholders at a majority of all votes entitled to be cast; and

(6)	A proposal to adjourn the Special Meeting (or any adjournment or postponement thereof), if necessary (as determined by the Forest City board of directors), for further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve one or more of the foregoing proposals.

Both the adoption of the holding company merger proposal and the adoption of the proposed amendment to the Forest City articles require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Forest City Class A Common Stock and at least two-thirds of the outstanding shares of Forest City Class B Common Stock, each voting as a separate class.

The adoption of the proposals regarding the REIT’s organizational documents, each of which will be voted on separately by Forest City shareholders, requires the affirmative vote of holders of a majority of the voting power of holders of outstanding shares of Forest City Common Stock entitled to vote and present or represented by proxy at the Special Meeting.

The adoption of the adjournment proposal requires the affirmative vote of holders of a majority of the voting power of holders of outstanding shares of Forest City Common Stock entitled to vote and present or represented by proxy at the Special Meeting, whether or not a quorum is present.

Our board of directors recommends that you vote “FOR” each of the proposals.

Shareholder Record Date for the Special Meeting

Our board of directors has fixed the close of business on August 31, 2015 as the Record Date for determining which Forest City shareholders are entitled to notice of and to vote by proxy or in person at the Special Meeting and at any adjournment or postponement thereof. On the Record Date, there were 239,812,357 million shares of Forest City Class A Common Stock outstanding and entitled to vote at the Special Meeting and 1,411 holders of record and 18,885,818 shares of Forest City Class B Common Stock outstanding and entitled to vote at the Special Meeting and 319 holders of record.

Quorum

In order to carry out the business of the Special Meeting, shareholders constituting a quorum must be present. For this purpose, a quorum is the presence, either in person or by proxy, of holders of a majority of the issued and outstanding shares of Forest City Common Stock eligible to vote as of the Record Date. For purposes of determining the presence of a quorum, abstentions and broker non-votes, if any, will be included in determining the number of shares present and entitled to vote at the Special Meeting. Failure of a quorum to be present at the Special Meeting will necessitate an adjournment or postponement of the Special Meeting and will subject us to additional expense. At the Special Meeting, each share of Forest City Class A Common Stock is entitled to one vote and each share of Forest City Class B Common Stock is entitled to ten votes on each matter properly submitted to our shareholders.

Proxies

If you are a shareholder of record at the close of business on the Record Date, you may vote in person at the Special Meeting or by proxy. You have three ways to authorize a proxy to vote your shares:

•	Submitting a proxy by Mail: sign, date and mail in your proxy card using the accompanying envelope;

•	Submitting a proxy by Telephone: submit a proxy by calling 1-800-690-6903; or

•	Submitting a proxy via the Internet: connect to the Internet site at www.proxyvote.com.

If you are a holder of shares of Forest City Common Stock on the Record Date, you may vote by completing, signing and promptly returning the proxy card in the self-addressed stamped envelope provided. All shares of Forest City Common Stock represented by properly executed proxy cards received before or at the Special Meeting will, unless the proxies are revoked, be voted in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares of Forest City Common Stock represented by the proxy will be voted “FOR” each of the proposals. You are urged to indicate how to vote your shares if you vote by proxy.

If a properly executed proxy card is returned and the shareholder has abstained from voting on one or more of the proposals, the shares of Forest City Common Stock represented by the proxy will be considered present at the Special Meeting for purposes of determining a quorum, but will not be considered to have been voted on the abstained proposals. Abstentions will have the effect of a vote “AGAINST” the holding company merger proposal, the proposal to amend the Forest City articles, each of the proposals regarding the REIT’s organizational documents and the adjournment proposal.

Under applicable rules and regulations of the NYSE, brokers, banks, trusts or other nominees have the discretion to vote on routine matters, but do not have the discretion to vote on non-routine matters. Each of the proposals to be considered at the Special Meeting constitutes a non-routine matter within the meaning of applicable NYSE rules and regulations. Accordingly, your broker, bank, trust or other nominee will vote your shares of Forest City Common Stock only if you provide instructions on how to vote by following the information provided to you by your broker, bank, trust or other nominee. The only way a broker non-vote would result is if you provide your broker, bank, trust or other nominee with instructions on how to vote your shares with respect to one or more proposals but do not provide it with instructions on how to vote your shares with respect to at least one other proposal.

Broker non-votes, if any, will be counted for purposes of determining whether a quorum is present. Broker non-votes, if any, will have the effect of votes “AGAINST” the holding company merger proposal and the proposed amendment to the Forest City articles, and will have no effect on each of the proposals regarding the REIT’s organizational documents and the adjournment proposal.

Revoking Your Proxy

If you deliver a duly executed proxy, you may revoke your proxy prior to the close of voting at the Special Meeting. You may revoke your proxy in any of the following five ways:

•	revoke your proxy at the Internet site www.proxyvote.com by 11:59 p.m. on October 19, 2015;

•	call 1-800-690-6903 by 11:59 p.m. on October 19, 2015;

•	deliver a duly executed proxy bearing a later date;

•	deliver a written revocation to our Corporate Secretary; or

•	vote in person at the Special Meeting.

You will not revoke a proxy merely by attending the Special Meeting. To revoke a proxy, you must take one of the five actions described above. If your shares of Forest City Common Stock are held through a broker, bank, trust or other nominee, you should contact them to change your vote.

Adjournment or Postponement

Although it is not currently expected, we intend to ask our shareholders to approve the adjournment of the Special Meeting prior to considering the holding company merger proposal, the proposal to amend the Forest City articles and the proposals regarding the REIT’s organizational documents if we believe there are not sufficient votes to approve any or all of the proposals. If our shareholders approve this adjournment proposal, we plan to adjourn the Special Meeting and use the time to solicit additional proxies, if necessary.

Additionally, at any time prior to convening the Special Meeting, we may postpone the meeting if we believe that a quorum will not be present at the Special Meeting or as otherwise permitted by the Forest City organizational documents and applicable law.

Solicitation of Proxies

We will bear all expenses incurred in connection with the printing and mailing of this proxy statement/prospectus. We will also request banks, brokers, trusts and other nominees holding shares of Forest City Common Stock beneficially owned by others to send this proxy statement/prospectus to, and obtain proxies from, the beneficial owners and we will, upon request, reimburse the holders for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, other electronic means and personal solicitation by our officers and our employees. No additional compensation will be paid to our officers and employees for those solicitation efforts.

We have hired D.F. King to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. We will pay D.F. King a fee of $20,000, plus reasonable expenses, for these services.

Other Matters

We are not aware of any business to be acted on at the Special Meeting, except as described in this proxy statement/prospectus. If any other matters are properly presented at the Special Meeting, the persons appointed as proxies or their substitutes will vote or act on such matters in their discretion and according to applicable law and regulations unless the proxy indicates otherwise.

BACKGROUND OF THE REIT CONVERSION

As part of an ongoing strategic review of our business, our board of directors and senior management regularly evaluate ways to maximize shareholder value through alternative organizational structures and financing, capital and tax strategies. As part of this effort, we began an internal evaluation of the feasibility of Forest City reorganizing its business operations so as to qualify as a real estate investment trust under the Code. Our board of directors began meeting with senior management in early 2014 to discuss undertaking an evaluation of the benefits of Forest City reorganizing its business operations so as to qualify as a real estate investment trust under the Code. Following these discussions, our board of directors engaged outside legal, financial and tax advisors to provide us with counsel regarding the highly technical and complex rules that must be satisfied in order for a corporation to qualify as a real estate investment trust under the Code, and assess the potential impact of Forest City reorganizing its business operations in order to so qualify would have on our shareholders, our company and our long-term growth objectives. We retained the law firms of Sullivan & Cromwell LLP and Thompson Hine LLP as legal advisors, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”), Goldman, Sachs & Co., Greenhill & Co. and a business consulting firm as financial advisors, and PricewaterhouseCoopers LLP as tax and accounting advisors to conduct this comprehensive review.

In May 2014, at a regular meeting of our board of directors, management discussed with our board of directors our progress and challenges in delivering on certain strategic objectives, including targeted asset sales in non-core markets, entering into strategic joint ventures and working to reduce debt. Shortly after the May 2014 board of directors meeting, we held a strategic planning session attended by over 30 leaders of Forest City, including members of the Forest City board of directors and management, to further evaluate the impact and progress of our current strategies with respect to, among other things, capital allocation, organizational structure and maximizing shareholder value.

The robust and insightful discussion at the May 2014 strategic planning session led us to engage Goldman, Sachs & Co. as Forest City’s financial advisor to provide financial advice and assist the board of directors in its evaluation and analysis on how Forest City could best maximize value for all shareholders, including by undertaking a reorganization so as to qualify as a real estate investment trust under the Code. Following the May 2014 session, senior management met and spoke regularly with our advisors to review numerous issues concerning the possibility of us reorganizing our business operations, including valuation perspectives, balance sheet considerations and continued access to capital markets.

In August 2014, Goldman, Sachs & Co. discussed with our board of directors various scenarios for reorganizing Forest City’s business operations in connection with a possible real estate investment trust election under the Code. Following a lengthy discussion, the board of directors asked management to continue to carefully analyze how Forest City could maximize value for all shareholders by reorganizing its business operations, including qualifying as a real estate investment trust under the Code. Our board of directors also determined that it would be desirable for us to qualify as a real estate investment trust commencing with the taxable year ending December 31, 2016 due to our potential use of all or substantially all of our available net operating loss carryforwards in the taxable year beginning January 1, 2015.

In the period following August 2014, we, along with our advisors, continued to discuss the rationale for a possible real estate investment trust election under the Code, the requirements to qualify as a real estate investment trust under the Code, including the applicable income and asset tests, distribution requirements and the requirement to distribute our pre-real estate investment trust earnings and profits. We and our advisors also carefully analyzed the impact of a real estate investment trust election on the relationships with our strategic joint venture and other third party partners, as well as the legal implications of a real estate investment trust election with respect to, among other things, partnership agreements, lease agreements and our outstanding convertible debt. This process also included a review, with management and our advisors, of other possible concerns arising from the requirements of qualifying as a real estate investment trust under the Code, including the potential burden and expense of continuously monitoring the REIT’s activities for compliance with the income and asset tests and other technical requirements enumerated in the Code, the possibility that in order to meet annual distribution requirement we may be required to distribute amounts that otherwise could be used for our operations (including amounts that otherwise might have been invested in acquisitions, development opportunities, capital expenditures or the repayment of debt), and other potential administrative burdens and costs incident to such qualification. Management, in consultation with both PricewaterhouseCoopers LLP and Sullivan & Cromwell LLP, also analyzed the tax implications of a possible real estate investment trust election.

In September 2014, our board of directors engaged BofA Merrill Lynch to provide additional analysis on certain strategic alternatives available to Forest City, including the possible conversion to a real estate investment trust under the Code. In October 2014, we engaged a business consulting firm to review and advise our board of directors on Forest City’s organizational structure. In the same month, we also engaged Greenhill & Co. to provide independent financial advice and insight on Forest City’s alternatives to maximize shareholder value, including the possible qualification as a real estate investment trust under the Code. In consultation with these advisors, management focused on developing an effective and efficient structure that would align with our business strategies, reduce overhead and maximize shareholder value, and ultimately concluded that the potential benefits of Forest City remaining a C corporation (such as (i) the experience of our management team in operating a C corporation and (ii) greater management flexibility in overseeing our dividend policy because C corporations, unlike REITs, are not subject to an annual distribution requirement under the Code) were outweighed by the potential benefits of Forest City pursuing qualification as a real estate investment trust under the Code.

At the regularly scheduled meeting of the board of directors in November 2014, management and our advisors provided our board of directors with a detailed update on the analysis which they had conducted. Our advisors made presentations to the board of directors about several topics related to maximizing shareholder value, qualifying as a real estate investment trust under the Code and a potential reorganization of Forest City’s business operations. Our legal advisors provided an in-depth review of the fiduciary duties of the board of directors in connection with the foregoing and responded to questions from our board of directors and management about the implications of qualifying as a real estate investment trust under the Code and undertaking corporate restructuring measures that would be necessary to so qualify. Our financial advisors reviewed with our board of directors the results of the financial modeling approved by our senior management and the business consulting company that we retained proposed strategies to our board of directors on possible organizational structures that could be implemented to increase the prospect for recognition of shareholder value. At the conclusion of these discussions, our board of directors unanimously decided to further evaluate the UPREIT structure, and tasked the business consulting company that we retained to further review our plans and identify value-creating opportunities for our shareholders. In addition to the regularly scheduled meeting of the board of directors in November 2014, our board of directors subsequently held four informational sessions to discuss, among other matters, the progress of the research and analysis relating to the potential REIT Conversion.

After the November 2014 board of directors meeting, our management and advisors continued to assess the potential REIT Conversion, including the potential impact the Merger and the conversion of Forest City to a limited partnership would have on our third party agreements and relationships and our outstanding debt. Our legal advisors initiated a comprehensive review of our agreements to determine whether any third party consents would be required in connection with the Merger and the REIT Conversion, and our financial and tax advisors continued their review of the financial and tax implications, respectively, of the foregoing on us.

On January 13, 2015, at a special meeting of our board of directors, after a robust discussion and review of the potential benefits and detriments and the procedural requirements specified above with senior management and several of our legal, financial, tax and accounting advisors, our board of directors unanimously approved the commencement of the steps necessary for the Merger, conversion of Forest City to a limited partnership, and the REIT Conversion to be undertaken, with the consummation of each to be subject to final board approval. Prior to reaching this decision, our board of directors, with input from management and our advisors, explored alternative ways to pursue real estate investment trust status under the Code, including whether it would be in the interests of shareholders to remain a single entity and create a TRS to house our non-core assets or separate into two companies, a C corporation and a real estate investment trust for U.S. federal income tax purposes, with the C corporation housing our non-core assets. After a careful evaluation, our board of directors determined that remaining a single entity would be more aligned with Forest City’s business strategies, as a separation would introduce significant complexity, require a significant amount of management time and resources to implement and could potentially lead to internal inefficiencies and different investor and peer bases. Furthermore, our board of directors determined that reorganizing into an UPREIT structure would allow Forest City to execute its core business strategies while maintaining liquidity, pursuing a development strategy more aligned with our peers, reducing overhead and seeking to create more value for shareholders through development across several product types and the prospect of periodic distributions of income.

We also are developing, for use in connection with the Merger, modifications to our accounting, information and real estate systems and identifying entities which we expect will serve as TRSs and disregarded entity subsidiaries of the REIT.

On June 26, 2015, after extensive consultation with our outside legal and financial advisors as described above, our board of directors reviewed and unanimously approved the Merger Agreement and the proposed amendment to the Forest City articles.

On September 10, 2015, we announced that we plan to move to a new internal organizational structure. The new structure eliminates our current strategic business units, which are organized primarily around asset type (retail, office and apartments), and replaces them with a structure organized around function (operations, development and support services). We expect this new structure will be effective concurrently with the expected real estate investment trust election of the REIT on January 1, 2016.

Throughout each step of the evaluation process discussed above, our board of directors and management reviewed, discussed and considered the potential drawbacks and disadvantages of qualifying as a real estate investment trust under the Code, including limitations on our ability to buy non-qualifying assets or expand non-real estate activities, restrictions on potential changes in business strategy, investor pressures against pursuing growth opportunities that are not immediately accretive, the potential need to make distributions to shareholders at times when it would be more advantageous to reinvest cash in our business or when we do not have funds readily available for distribution, the impact on our accounting for income taxes, particularly the current deferred tax liability balance, including an expected adjustment to our deferred tax liability that could be significant, the need to comply with complex and highly technical provisions of the Code, the impact of potential future legislative tax changes on real estate investment trusts, and the potential cost and difficulty associated with third party consents necessary to effectuate the REIT Conversion, including consents from our joint venture partners and lenders. Our board of directors also considered the costs associated with pursuing the REIT Conversion. We currently estimate that our expenses directly related to the REIT Conversion for the fiscal year ending December 31, 2015 will total approximately $11,800,000 (not including the total costs that we expect to incur on the internal reorganization project described above, which expenses are not directly associated with the REIT Conversion). Our board of directors and management have concluded that these one-time expenses will not have a material impact on Forest City’s results of operations or financial condition either before or after the consummation of the REIT Conversion. See “Risk Factors—Risks Related to the REIT Conversion” and “Reasons for the Merger and the REIT Conversion” for additional risks the board of directors and management considered in deciding to pursue the REIT Conversion.

We believe that undertaking the REIT Conversion, including the Merger and conversion of Forest City to a limited partnership, will increase the prospect for the recognition of shareholder value. See “Reasons for the Merger and the REIT Conversion”.

REASONS FOR THE MERGER AND THE REIT CONVERSION

Our board of directors has unanimously determined that the REIT Conversion, including the Merger and the transactions immediately preceding and immediately following the Merger, are advisable, fair to, and in the best interest of, Forest City and our shareholders. In reaching this determination, our board of directors consulted with management and numerous advisors, including BofA Merrill Lynch, Goldman, Sachs & Co., Greenhill & Co., PricewaterhouseCoopers LLP, a business consulting firm and our legal advisors. The factors considered by the board of directors in reaching its determination included the following:

•	Strong parallels between Forest City and certain real estate investment trust sector characteristics. Our board of directors believes that we have significant real estate holdings with attractive characteristics. In addition, the majority of our revenues and profits are derived from rents from real property. Moreover, we believe that most of our real estate industry peer companies qualify and elect to be taxed as real estate investment trusts under the Code.

•	Qualifying as a real estate investment trust may increase shareholder value. We believe that the REIT’s qualification as a real estate investment trust under the Code could increase the prospect for recognition of shareholder value by reducing corporate level taxes on most of the REIT’s domestic income, which in turn may increase the amount of future distributions to the REIT’s shareholders.

•	We believe shareholders will benefit from our establishment of regular cash distributions. Undertaking the REIT Conversion may increase the prospect for recognition of shareholder value by, among other things, increasing the likelihood of positive returns on invested capital to holders of REIT common stock through the payment of regular cash dividends, resulting in a yield-oriented stock.

•	If the REIT qualifies as a real estate investment trust, the REIT may have a larger potential base of shareholders than Forest City does today. If the REIT qualifies as a real estate investment trust under the Code, the REIT’s potential shareholder base may expand beyond Forest City’s current shareholder base to include investors who focus on investments in real estate investment trusts and investors who are interested in regular dividend yields, which may improve the liquidity of REIT common stock.

•	The Merger will allow for the effective adoption and implementation of the REIT Restrictions. Shares of REIT stock will be subject to certain transfer and ownership restrictions that are designed to facilitate the REIT’s anticipated compliance with certain of the U.S. federal income tax law requirements that the REIT must satisfy in order to qualify as a real estate investment trust under the Code.

•

Following the Merger, we will be a Maryland corporation, which the Forest City board believes is advisable and in the best interest of Forest City shareholders. Forest City’s board of directors has concluded that, when compared with Ohio, Maryland has more comprehensive and flexible laws governing entities that qualify as real estate investment trusts under the Code and courts with more experience in addressing issues pertinent to entities that so qualify. Maryland has laws specific to real estate investment trusts, including (a) provisions that validate charter restrictions on the ownership and transfer of stock, which facilitate satisfaction of certain of the U.S. federal income tax requirements for qualification as a real estate investment trust, and (b) provisions that permit the issuance of shares to holders for the specific purpose of satisfying the U.S. federal income tax requirements for qualification as a real estate investment trust regarding share ownership. Maryland also has a separate statute governing real estate investment trusts that are organized as a trust, and while this statute does not apply to corporations, like the REIT, we believe it helps provide greater certainty with respect to the treatment of a real estate investment trust under state law. Moreover, Maryland law offers additional protections for director and officer indemnification, which should facilitate the REIT’s efforts to attract and retain qualified directors and officers. In addition, Maryland law offers additional protections in the event of an unsolicited takeover attempt, which may better protect shareholder interests. Moreover, the fact that approximately 80% of the public companies that qualify as real estate investment trusts under the Code are currently formed under Maryland law would mean that shareholders would hold stock of an entity with corporate governance arrangements more in line with that of its peer group following the REIT Conversion.

Our board of directors weighed the advantages of the REIT Conversion against disadvantages and potential risks, which include the fact that in order to qualify as a real estate investment trust under the Code, the REIT will be required each year to distribute to shareholders at least 90% of its taxable income (determined without regard to the dividends paid deduction and by excluding any net capital gain) and that the REIT will need to comply with complex and highly technical provisions to qualify as a real estate investment trust under the Code, which may hinder the REIT’s ability to make certain attractive investments, including investments in the businesses to be conducted by the Operating Partnership. In addition, our board of directors considered the potential drawbacks and risks discussed in “Risk Factors—Risks Related to the REIT Conversion” and “Background of the REIT Conversion”.

The foregoing discussion does not include all of the information and factors considered by our board of directors. Our board of directors did not quantify or otherwise assign relative weights to the particular factors considered, but instead conducted an overall analysis of the information presented to and considered by it in reaching its determination.

TERMS OF THE MERGER

The following is a summary of the material terms of the Merger Agreement. For a complete description of all of the terms of the Merger, you should refer to the copy of the Merger Agreement that is attached to this proxy statement/prospectus as Annex A and incorporated herein by reference. You should read carefully the Merger Agreement in its entirety as it is the legal document that will govern the Merger.

Structure and Completion of the Merger

The REIT is a newly formed, wholly-owned direct subsidiary of Forest City. FCILP is a newly formed, wholly-owned direct subsidiary of the REIT. Merger Sub is a newly formed Ohio corporation and is a wholly-owned subsidiary of the REIT owned in part directly and in part through the REIT’s interest in FCILP. The Merger Agreement provides that Merger Sub will merge with and into Forest City, at which time the separate corporate existence of Merger Sub will cease. The Merger Agreement further provides that at the Effective Time, each share of stock of the REIT issued and outstanding (all of which will be owned by Forest City) will automatically be cancelled and cease to exist. Forest City will survive the Merger and will be a wholly-owned subsidiary of the REIT owned directly and through the REIT’s interest in FCILP. At the Effective Time, each outstanding share of Forest City Class A Common Stock will be converted into one share of REIT Class A common stock, and each outstanding share of Forest City Class B Common Stock will be converted into one share of REIT Class B common stock.

A vote to approve the holding company merger proposal will also be a vote to approve, among other things, the powers, privileges, preferences, rights, qualifications, limitations and restrictions of the shares of REIT common stock that will be held by REIT shareholders following the Merger, as set forth in the MGCL and as contained in the REIT Charter and REIT Bylaws.

The respective powers, privileges, preferences, rights, qualifications, limitations and restrictions, including voting rights, of the REIT common stock received in the Merger will be equivalent in most major respects to the respective powers, privileges, preferences, rights, qualifications, limitations and restrictions relating to Forest City Common Stock, except that such shares will be subject to the REIT Restrictions and the rights of shareholders will be governed by Maryland law and the REIT Charter and REIT Bylaws (assuming that each of the proposals regarding the REIT’s organizational documents is approved).

The board of directors of Forest City and the board of directors of the REIT have approved the Merger Agreement and declared it to be advisable. Subject to the receipt of shareholder approval of the Merger Agreement and the satisfaction or waiver of the other conditions to completion of the Merger, the Merger will become effective at the time the certificate of merger is submitted for filing and accepted by the Secretary of State of the state of Ohio in accordance with the ORC or at such later time as specified in the certificate of merger. We anticipate that the Merger will be completed on or about December 31, 2015. See “Terms of the Merger—Conditions to Completion of the Merger”. However, the Forest City board of directors reserves the right to cancel or defer the timing of the Merger, even if Forest City shareholders approve the holding company merger proposal, if it determines that one or more of the conditions precedent specified in the Merger Agreement has not been met and should not be waived, or that the Merger is no longer advisable and in the best interest of Forest City and its shareholders.

Stock Certificates

Surrender of Certificates. At the effective time of the Merger, each outstanding share of Forest City Common Stock will automatically represent the same number of shares of REIT common stock of the corresponding class, and each certificate representing shares of Forest City Common Stock will be deemed for all purposes to represent a right to receive the same number of shares of REIT Class A or Class B Common Stock, as applicable, which will exist in uncertificated, book-entry form. The exchange agent will mail to each registered holder of certificated shares of Forest City Common Stock a letter of transmittal containing instructions for surrendering each such shareholder’s certificate which represented shares of Forest City Common Stock.

If you currently hold shares of Forest City Common Stock in uncertificated form, you will receive a notice of the completion of the Merger and your shares of REIT common stock received in connection with the Merger will continue to exist in uncertificated form.

Stock Transfer Books. At the completion of the Merger, Forest City will close its stock transfer books, and no subsequent transfers of capital stock will be recorded thereon.

Other Effects of the Merger

We expect the following to occur in connection with the Merger:

•	Corporate Office. Following the Merger, our corporate office will continue to be located in Cleveland, Ohio. We will not establish any offices or operations in Maryland as a result of the Merger other than a principal office in Maryland as required under Maryland law.

•	Organizational Documents of the REIT. Prior to the Merger, the REIT will have amended and restated its charter and bylaws (such amendment and restatement being effective as of the Effective Time) to read in substantially the form attached as Annex B-1 and Annex B-2, respectively, of this proxy statement/prospectus. If, however, Forest City shareholders fail to approve one or more of the proposals regarding the REIT’s organizational documents and the Forest City board of directors elects to waive satisfaction of the related condition and proceed with the Merger, the REIT’s organizational documents will be consistent with the forms attached hereto as Annex B-1 and Annex B-2, respectively, but with such changes as are necessary to remove any provision that did not receive the requisite shareholder approval and substitute a provision consistent with the terms of the Forest City organizational documents in effect immediately prior to the Merger. See also “Description of REIT Stock”.

•	Directors and Officers. Each of the directors of Forest City immediately prior to the Merger will be a director of the REIT immediately after the Merger and will serve on identical standing committees of the REIT board of directors and for an identical term or until his or her successor is qualified and elected. The individuals serving as principal executive officer, principal financial officer and principal accounting officer of Forest City immediately prior to the Merger will hold the same positions at the REIT immediately following the Merger. Other executive officers of Forest City may have different responsibilities as executive officers of the REIT as a result of certain organizational changes and several officers of Forest City who are not principal officers or “named executive officers” have indicated that they may retire following the Merger. Forest City does not anticipate any material impact from these changes and expects that any resulting vacant positions will be filled internally in the ordinary course of business.

•	Stock Incentive Plans, Deferred Compensation Plans, Cash Incentive Plans and 401(k) Plan. The REIT will assume Forest City’s 1994 Stock Plan (as amended and restated as of March 17, 2013 and further amended on December 17, 2013), which we refer to as the Plan, and all rights of participants to acquire shares of Forest City Class A Common Stock under the Plan will be converted into rights to acquire shares of REIT Class A common stock in accordance with the terms of the Plan. The REIT will also assume Forest City’s 2005 Deferred Compensation Plan for Nonemployee Directors (as amended and restated effective January 1, 2008) and Forest City’s Deferred Compensation Plan for Nonemployee Directors, and will administer Forest City’s cash-based incentive plans, which include the Forest City Executive Short-Term Incentive Plan (as amended and restated as of March 14, 2013), the Forest City Executive Long-Term Incentive Plan (as amended and restated as of March 14, 2013), the Forest City Senior Management Short-Term Incentive Plan and the Forest City Senior Management Long-Term Incentive Plan. In addition, following the Merger, participants in Forest City’s 401(k) plans, which currently provide participants with the option to invest in shares of Forest City Class A Common Stock, will instead have the option to invest in shares of REIT Class A common stock on the same terms otherwise provided for in the respective plans.

•	Distributions. Forest City’s obligations, if any, with respect to any distributions to Forest City shareholders that have been declared by Forest City but not paid prior to the Merger will be assumed by the REIT; provided, however, that if Forest City declares the planned 2015 Special Dividend prior to the Merger, Forest City will pay the 2015 Special Dividend prior to the Merger.

•	Listing of REIT common stock. We expect that REIT Class A common stock and REIT Class B common stock will both trade on the NYSE under our current symbols “FCE.A” and “FCE.B”, respectively, following the Merger.

Conditions to Completion of the Merger

The respective obligations of Forest City, the REIT, FCILP and Merger Sub to complete the Merger are conditioned on the satisfaction or, where permitted, waiver by Forest City, of the following conditions:

•	the Merger Agreement shall have been duly adopted by the requisite vote of Forest City shareholders at the Special Meeting;

•	Forest City’s board of directors shall have determined that the transactions constituting the REIT Conversion that are necessary to enable the REIT to qualify as a real estate investment trust for U.S. federal income tax purposes have occurred or are reasonably likely to occur;

•	Forest City’s board of directors shall have determined that no legislation or proposed legislation with a reasonable possibility of being enacted will have the effect of (a) impairing in any material respect the ability of the REIT to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016, (b) increasing in any material respect the federal tax liabilities of the REIT resulting from so qualifying or (c) amending Sections 856 through 860 of the Code in a manner that reduces in any material respect the expected benefits to the REIT of so qualifying;

•	Forest City’s board of directors shall not have determined that the Merger or the REIT’s anticipated qualification as a real estate investment trust under the Code is no longer advisable and in the best interest of Forest City and its shareholders;

•	each of the proposals regarding the REIT’s organizational documents shall have been approved and the REIT shall have amended and restated its charter and bylaws (such amendment and restatement being effective as of the Effective Time) to read in substantially the form attached hereto as Annex B-1 and Annex B-2, respectively;

•	Forest City shall have received an opinion from Sullivan & Cromwell LLP to the effect that (i) the Merger and the subsequent steps taken to convert Forest City to a limited partnership as part of the REIT Conversion, taken together, will qualify as a reorganization within the meaning of Section 368 of the Code and (ii) commencing with the REIT’s taxable year ending December 31, 2016, the REIT’s organization and proposed method of operations will enable it to meet the requirements for qualification and taxation as a real estate investment trust under the Code;

•	the NYSE shall have approved the listing of the shares of both classes of REIT common stock to be issued in connection with the Merger, subject to official notice of issuance;

•	Forest City shall have received all required governmental approvals to the transactions contemplated prior to and in connection with the REIT Conversion, except for such approvals that, if not obtained, would not reasonably be expected to materially and adversely affect the business, financial condition or results of operations of the REIT and its subsidiaries taken as a whole following the REIT Conversion;

•	Forest City shall have received all required third party consents and approvals in respect of the transactions contemplated prior to and in connection with the REIT Conversion, except for such consents and/or approvals that, if not obtained, would not reasonably be expected to materially and adversely affect the business, financial condition or results of operations of the REIT and its subsidiaries taken as a whole following the REIT Conversion;

•	Forest City and the REIT shall have executed a supplemental indenture to each of the indentures governing Forest City’s convertible senior notes, effective as of the Effective Time, pursuant to which the REIT will assume the obligations of Forest City to issue common stock upon conversion of the convertible senior notes issued under such indentures and all other rights and obligations of Forest City under such indentures;

•	the members of the board of directors, members of the committees of the board of directors and the officers and management of Forest City in office immediately prior to the Effective Time shall be elected or appointed to serve as the members of the board of directors, members of the committees of the board of directors and the officers and management, respectively, of the REIT, from and after the Effective Time in accordance with the REIT Bylaws (except for those persons, if any, who resign immediately prior to, at, or immediately following the Effective Time); and

•	the registration statement of which this proxy statement/prospectus is a part shall have been declared effective by the SEC and shall not be the subject of any stop order or proceeding initiated by the SEC seeking a stop order.

Termination of the Merger Agreement

Forest City’s board of directors has the right to terminate the Merger Agreement and abandon or delay the timing of the Merger prior to its completion, before or after approval of the holding company merger proposal by Forest City’s shareholders.

We have no current intention of abandoning the Merger following the Special Meeting if shareholder approval is obtained and the other conditions to completion of the Merger are satisfied or waived.

Regulatory Approvals and Third Party Consents

We are not aware of any federal, state, local or foreign regulatory requirements that must be complied with or regulatory approvals that must be obtained prior to completion of the Merger, other than compliance with applicable federal and state securities laws and the filing and acceptance of a certificate of merger as required under the ORC.

Under the Merger Agreement, our obligation to complete the Merger is conditioned on the satisfaction or waiver of the closing condition that we shall have received all required third party consents to the Merger except for such consents as, if not obtained, would not reasonably be expected to materially and adversely affect the business, financial condition or results of operations of the REIT and its subsidiaries taken as a whole. In order to satisfy this closing condition, we must obtain consents to the Merger from certain of our outside partners, members of our joint ventures, certain lenders and other parties prior to completion of the Merger. These consents are required due to contractual restrictions in our agreements with such parties.

Absence of Dissenters’ (or Appraisal) Rights

Pursuant to the ORC, Forest City shareholders will not be entitled to dissenters’ rights of appraisal as a result of the Merger or the adoption of the proposed amendment to the Forest City articles.

Restrictions on Transfer of REIT Common Stock Issued as a Result of the Merger

The shares of REIT common stock to be issued in connection with the Merger will, subject to the REIT Restrictions, be freely transferable under the Securities Act, except for shares issued to any shareholder who may be deemed to be an “affiliate” of the REIT for purposes of Securities Act Rule 144. Persons who may be deemed to be affiliates include individuals or entities that control, are controlled by, or are under the common control with, the REIT and may include the executive officers, directors and significant shareholders of the REIT.

Accounting Treatment of the Merger

For accounting purposes, the Merger will be treated as a transfer of assets and exchange of shares between entities under common control. The accounting basis used to initially record the assets and liabilities by the REIT is the carryover basis of Forest City. Shareholders’ equity of the REIT will be that carried over from Forest City, after giving effect to the planned 2015 Special Dividend.

CONVERSION OF FOREST CITY TO A LIMITED PARTNERSHIP

The Merger is just one step in a series of transactions that will result in the REIT and Forest City being organized as an UPREIT. The UPREIT structure is widely used by public companies that qualify as real estate investment trusts under the Code.

Following the Merger, we intend to undertake the following steps to convert Forest City to a limited partnership: (1) cause Forest City to file with the Secretary of State of the state of Ohio a certificate of conversion, (2) cause Forest City to file with the Secretary of state of the state of Delaware (i) a certificate of conversion and (ii) a certificate of limited partnership, (3) thereafter cause the REIT and FCILP to adopt an initial partnership agreement for Forest City and (4) thereafter cause FCILP to make a TRS election.

After Forest City is converted to a limited partnership, the REIT will control the Operating Partnership as the sole general partner of the Operating Partnership. Our interest in the Operating Partnership will generally entitle us to share in cash distributions from, and in the profits and losses of, the Operating Partnership in proportion to our percentage ownership of the aggregate outstanding partnership units. Following the conversion of Forest City to a limited partnership, the REIT will initially own a majority of the limited partnership interests of the Operating Partnership and FCILP will own a minority of the limited partnership interests of the Operating Partnership. The REIT may identify one or more persons or entities who agree to purchase and hold limited partnership interests in the Operating Partnership following the REIT Conversion.

Following the Merger and the other related transactions, the REIT will hold substantially all of its assets, and will conduct substantially all of its business, through the Operating Partnership. Accordingly, the REIT’s cash flow and ability to pay dividends to the REIT’s shareholders will depend on the cash flow of the Operating Partnership and the ability of its direct and indirect subsidiaries to first satisfy their obligations to creditors.

Following Forest City’s conversion to a limited partnership, the Operating Partnership will (a) be deemed to be the same entity as Forest City for all purposes under the laws of the state of Delaware, (b) continue to have all of the rights, privileges and powers of Forest City, except for such changes that result from being subject to Delaware law and becoming subject to the Delaware certificate of limited partnership, (c) continue to possess all of the properties of and debts owed to Forest City and (d) continue to have all of the debts, liabilities and obligations of Forest City.

The UPREIT structure will enable the REIT to acquire and hold its properties through an entity that is not treated as a corporation for U.S. federal income tax purposes, which, we believe, will provide the REIT with greater flexibility in negotiating future acquisitions because it will enable the REIT to offer certain tax advantages to sellers of assets and to investors who prefer to receive partnership units as consideration rather than cash or publicly-traded shares. The implementation of an UPREIT structure will be an important milestone in our previously announced overall business strategy.

DIVIDEND AND DISTRIBUTION POLICY

After the Merger and the REIT Conversion, we expect that we will declare distributions quarterly commencing in the first quarter of 2016. The amount, timing, form and frequency of distributions, however, may be adjusted at the discretion of the REIT’s board of directors and will be declared based upon various factors, many of which are beyond our control, including:

•	our financial condition, operating cash flows and taxable income;

•	retention of cash to pursue acquisitions, development opportunities and other investments;

•	our operating and other expenses;

•	debt service requirements;

•	capital expenditure requirements;

•	the amount of distributions that the REIT must make in order to qualify as a real estate investment trust under the Code and reduce any income and excise taxes that the REIT otherwise would be required to pay;

•	limitations on distributions in our existing and future debt instruments and under applicable law;

•	limitations on our ability to fund distributions using cash generated through the Operating Partnership; and

•	other factors that our board of directors may deem relevant.

To qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016, the REIT will have to distribute to the REIT’s shareholders an amount at least equal to 90% of its real estate investment trust taxable income (determined before the deduction for dividends paid and excluding any net capital gain). See “Material U.S. Federal Income Tax Considerations”.

It is possible that, at least initially, the REIT’s distributions will exceed the REIT’s then current and accumulated earnings and profits as determined for U.S. federal income tax purposes. Therefore, a portion of these distributions may represent a return of capital for U.S. federal income tax purposes. Distributions in excess of the REIT’s current and accumulated earnings and profits will not be taxable to a taxable U.S. shareholder under current U.S. federal income tax law to the extent those distributions do not exceed the shareholder’s adjusted tax basis in the shares of REIT common stock held by such shareholder, but rather will reduce the adjusted tax basis of such shares of REIT common stock. Therefore, the gain (or loss) recognized on a subsequent sale of those shares of REIT common stock or upon the REIT’s liquidation will be increased (or decreased) accordingly. To the extent those distributions exceed a taxable U.S. shareholder’s adjusted tax basis in shares of REIT common stock held by him or her, they generally will be treated as a capital gain realized from the taxable disposition of those shares. The percentage of the REIT’s shareholder distributions that exceeds the REIT’s current and accumulated earnings and profits may vary substantially from year to year. For a more complete discussion of the tax treatment of distributions to holders of shares of REIT common stock, see “Material U.S. Federal Income Tax Considerations”.

We anticipate that distributions will generally be paid from cash from operations after debt service requirements and non-discretionary capital expenditures. To the extent that our cash available for distribution is insufficient to allow us to satisfy the distribution requirements that must be satisfied in order to qualify as a real estate investment trust under the Code, which we plan to satisfy for the taxable year ending December 31, 2016, we currently intend to borrow funds or issue equity to make distributions consistent with this policy. Our ability to fund distributions through borrowings is subject to continued compliance with debt covenants, as well as the availability of borrowing capacity under our lending arrangements. If the operations of the Operating Partnership do not generate sufficient cash flows and we are unable to borrow, we may be required to reduce our anticipated quarterly cash distributions. We intend to review the alternative funding sources available to us for distributions from time to time. For information regarding risk factors that could materially adversely affect our actual results of operations, see “Risk Factors”.

DISTRIBUTION OF PRE-REIT ACCUMULATED E&P

Forest City has historically been treated as a taxable C corporation for U.S. federal income tax purposes. As a C corporation, any taxable income in any given taxable year not distributed to Forest City shareholders or otherwise offset by net operating losses in later taxable years resulted in accumulated earnings and profits for U.S. federal income tax purposes. An entity that elects to be taxed as a real estate investment trust for U.S. federal income tax purposes is not permitted to retain earnings and profits accumulated during years when such entity or its predecessor was taxed as a C corporation. In order for the REIT to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016, the REIT (or Forest City, in its capacity as the predecessor of the REIT for U.S. federal income tax purposes) must distribute to its shareholders on or before December 31, 2016 the previously undistributed accumulated earnings and profits of the REIT (and Forest City, as the predecessor of the REIT for U.S. federal income tax purposes) attributable to the taxable periods ending on or prior to January 1, 2016. To distribute fully such pre-real estate investment trust accumulated earnings and profits as well as the other items of taxable income described above, Forest City (or the REIT, as applicable) expects to declare and pay the 2015 Special Dividend. The 2015 Special Dividend is expected to be paid in the fourth quarter of 2015. We currently estimate the total amount of the 2015 Special Dividend will range from $75,000,000 to $125,000,000.

We expect that the 2015 Special Dividend will be an elective stock dividend pursuant to which: (i) each holder of shares of Forest City Class A Common Stock (or REIT Class A common stock, as applicable) as of the record date of the 2015 Special Dividend who held no shares of Forest City Class B Common Stock (or REIT Class B common stock, as applicable) as of such date will have the option to receive their portion of the 2015 Special Dividend all in shares of Forest City Class A Common Stock (or REIT Class A common stock, as applicable), (ii) each holder of shares of Forest City Class B Common Stock (or REIT Class B common stock, as applicable) as of the record date of the 2015 Special Dividend who held no shares of Forest City Class A Common Stock (or REIT Class A common stock, as applicable) as of such date will have the option to receive their portion of the 2015 Special Dividend all in shares of Forest City Class B Common Stock (or REIT Class B common stock, as applicable) and (iii) each holder of shares of both classes of Forest City Common Stock (or REIT common stock, as applicable) as of the record date of the 2015 Special Dividend will have the option to receive their portion of the 2015 Special Dividend all in shares of both classes of Forest City Common Stock (or REIT common stock, as applicable) in proportion to their holdings of both classes of Forest City Common Stock (or REIT common stock, as applicable) as of the record date for the 2015 Special Dividend. As an alternative to receiving their pro rata portion of the 2015 Special Dividend all in shares of either or both classes of Forest City Common Stock (or REIT common stock, as applicable), each holder of either or both classes of shares of Forest City Common Stock (or REIT common stock, as applicable) as of the record date of the 2015 Special Dividend will have the option to receive their pro rata portion of the 2015 Special Dividend all in cash.

We expect that the total amount of cash payable in the 2015 Special Dividend will be limited to a maximum amount of 20% of the value of the total distribution. Consequently, if the number of shareholders that elect to receive all cash in the 2015 Special Dividend would result in the payment of cash in an aggregate amount that is in excess of this maximum amount, shareholders electing to receive all cash will receive a pro-rated portion of their share of the 2015 Special Dividend in cash such that the total amount of cash payable in the 2015 Special Dividend will not exceed 20% of the value of the total distribution. The balance of the portion of the 2015 Special Dividend payable to a shareholder who receives a pro-rated portion of their share of the 2015 Special Dividend in cash will be paid in the pro-rated number of shares of the class or classes of Forest City Common Stock such shareholder would have received had such shareholder elected to receive shares of Forest City Common Stock rather than cash in the 2015 Special Dividend.

The timing and form of the 2015 Special Dividend, which may or may not occur, will be determined by the board of directors of Forest City (or the board of directors of the REIT, as applicable) and may be impacted by potential tax law changes and other factors beyond our control; provided, however, that if Forest City declares the 2015 Special Dividend prior to the Merger, then Forest City will pay the 2015 Special Dividend prior to the Merger.

The 2015 Special Dividend may be increased by an amount that the board of directors of Forest City (or the board of directors of the REIT, as applicable) determines is appropriate to facilitate the REIT’s qualification as a real estate investment trust under the Code, which may result in a distribution amount in excess of the minimum amount necessary for the REIT to so qualify. See the sections entitled “—Risks Related to the REIT Conversion—There are uncertainties relating to the 2015 Special Dividend” and “Material U.S. Federal Income Tax Considerations”.

OUR BUSINESS

Set forth below is a description of the business of Forest City. The REIT, a wholly-owned subsidiary of Forest City, was incorporated in Maryland on May 29, 2015 and you will hold shares of REIT common stock following the Merger. As of the date of this proxy statement/prospectus, the REIT has no assets or liabilities other than those incident to its formation and participation in the transactions contemplated by the Merger Agreement and has not conducted any activities other than those incident to the foregoing.

Forest City Enterprises, Inc.

Forest City principally engages in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. Forest City has approximately $10.3 billion in consolidated assets in 24 states and the District of Columbia at June 30, 2015. Forest City’s core markets include Boston, Chicago, Dallas, Denver, Los Angeles, Philadelphia, and the greater metropolitan areas of New York City, San Francisco and Washington, D.C. Forest City has regional offices in Boston, Dallas, Denver, Los Angeles, New York City, San Francisco, Washington, D.C., and its corporate headquarters is in Cleveland, Ohio.

Forest City operates through three strategic business units, which represent four reportable operating segments (collectively, the “Real Estate Groups”):

•	Commercial Group, Forest City’s largest strategic business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings and mixed-use projects. Additionally, it operates Barclays Center, a sports and entertainment arena located in Brooklyn, New York, which is reported as a separate operating segment (“Arena”).

•	Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments and adaptive re-use developments. Additionally, it owns interests in entities that develop and manage military family housing.

•	Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers at its Stapleton project in Denver, Colorado.

•	Corporate Activities is the other reportable operating segment, which includes Forest City’s equity method investment in The Brooklyn Nets (the “Nets”), a member of the National Basketball Association (“NBA”).

Commercial Group

Forest City has developed and/or acquired retail projects for more than 60 years and office and mixed-use projects for more than 40 years. The Commercial Group’s portfolio is in both urban and suburban locations in 14 states and the District of Columbia. The Commercial Group targets markets where it uses its expertise to develop complex projects, often employing public and/or private partnerships. A summary of Commercial Group properties is as follows:

	Number of Properties	Gross Leasable Area (in square feet)
Operating Properties:
Regional Malls	14	7,800,000
Specialty Retail Centers	24	4,269,000
Office Buildings	38	10,687,000
Under Construction:
Office Buildings	2	410,000
Regional Mall Expansion	—	32,000

Total	78	23,198,000

In its office development activities, Forest City is primarily a build-to-suit developer that works with tenants to meet their requirements. Forest City’s office development has focused primarily on mixed-use projects in urban developments, often built in conjunction with hotels and/or retail centers or as part of a major office or life science campus. As a result of this focus on urban developments, Forest City continues to concentrate future office and mixed-use developments largely in its core markets.

Forest City opened its first community retail center in 1948 and its first enclosed regional mall in 1962. Since then, it has developed regional malls and specialty retail centers. The specialty retail centers include urban retail, entertainment-based, neighborhood and power centers (collectively, “specialty retail centers”).

Regional malls are developed in collaboration with anchor stores that typically own their facilities as an integral part of the mall structure but do not typically generate significant rental revenue to Forest City. In contrast, anchor stores at specialty retail centers generally are tenants under long-term leases that typically provide significant rental revenue to Forest City.

Forest City has also pioneered the concept of bringing specialty retailing to urban locations previously ignored by major retailers. With high population densities and disposable income levels at or near those of the suburbs, urban development is advantageous for Forest City, for the tenants who realize high sales per square foot and for the cities that benefit from the new jobs and incremental tax revenues.

The following tables provide lease expiration and significant tenant information relating to the Commercial Group’s retail and office properties.

Retail Lease Expirations as of December 31, 2014

Expiration Year	Number of Expiring Leases	Square Feet of Expiring Leases (1)	Percentage of Total Leased GLA	Contractual Rent Expiring (2)	Percentage of Total Contractual Rent	Average Contractual Rent per Square Foot Expiring (1)
2015	257	786,615	8.05%	$20,458,120	8.23%	$44.10
2016	260	1,081,508	11.07	29,485,080	11.86	48.75
2017	231	880,124	9.01	27,554,599	11.08	58.03
2018	154	815,004	8.34	18,244,287	7.34	38.31
2019	173	1,196,274	12.25	25,367,259	10.20	36.08
2020	103	832,105	8.52	19,112,953	7.69	41.26
2021	96	656,323	6.72	18,403,614	7.40	46.50
2022	110	889,541	9.11	28,003,377	11.26	48.34
2023	79	663,396	6.79	20,022,897	8.05	44.38
2024	92	533,037	5.46	12,830,683	5.16	46.97
Thereafter	79	1,433,781	14.68	29,114,866	11.73	34.66

Total	1,634	9,767,708	100.00%	$248,597,735	100.00%	$43.50

Office Lease Expirations as of December 31, 2014

Expiration Year	Number of Expiring Leases	Square Feet of Expiring Leases (1)	Percentage of Total Leased GLA	Contractual Rent Expiring(2)	Percentage of Total Contractual Rent	Average Contractual Rent per Square Foot Expiring (1)
2015	74	634,120	6.55%	$12,681,903	3.63%	$21.56
2016	82	1,008,614	10.41	27,634,871	7.91	40.16
2017	54	458,924	4.74	11,240,700	3.22	33.52
2018	45	1,195,496	12.34	45,985,407	13.17	44.72
2019	49	1,068,258	11.03	33,603,411	9.62	41.86
2020	12	1,211,500	12.51	44,816,501	12.83	49.75
2021	12	502,496	5.19	14,354,203	4.11	33.49
2022	14	323,485	3.34	12,721,136	3.64	42.85
2023	12	598,139	6.17	35,333,042	10.12	59.56
2024	22	1,293,222	13.35	57,510,445	16.47	46.69
Thereafter	21	1,393,142	14.37	53,332,322	15.28	41.04

Total	397	9,687,396	100.00%	$349,213,941	100.00%	$42.52

(1)	Square feet of expiring leases and average contractual rent per square foot are operating statistics representing 100% of the square footage and contractual rental income per square foot from expiring leases.
(2)	Contractual rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because contractual rent is calculated at Forest City’s ownership share and excludes adjustments for the impacts of straight-line rent, amortization of intangible assets related to in-place leases, above and below market leases and overage rental payments (which are not reasonably estimable). Contractual rent per square foot includes base rent, common area maintenance and real estate taxes. In addition, contractual rent per square foot for retail leases includes fixed additional charges for marketing/promotional charges.

Significant Retail Tenants as of December 31, 2014

(Based on contractual rent of 1% or greater at Forest City’s ownership share)

Tenant	Primary DBA	Number of Leases	Leased Square Feet	Percentage of Total Retail Square Feet
Regal Entertainment Group	Regal Cinemas, Edwards Theatres, United Artists Theatres	5	381,461	3.91%
Dick’s Sporting Goods, Inc.	Dick’s Sporting Goods	6	366,811	3.76
Bass Pro Shops, Inc.	Bass Pro Outdoor World	2	364,500	3.73
Target Corporation	Target	2	362,498	3.71
The Gap Inc.	Banana Republic, Gap, Old Navy, Athleta	27	328,249	3.36
AMC Entertainment, Inc.	AMC Theaters	3	260,886	2.67
The TJX Companies, Inc.	Marshalls, T.J. Maxx	7	230,552	2.36
H&M Hennes & Mauritz AB	H&M	11	215,504	2.21
L Brands, Inc.	Bath and Body Works, Victoria’s Secret, Pink	33	210,281	2.15
Abercrombie & Fitch Co.	Abercrombie & Fitch, Hollister	20	142,377	1.46
Foot Locker, Inc.	FootLocker, Lady FootLocker, Kids FootLocker, FootAction USA, Champs Sports	27	117,610	1.20
Costco Wholesale Corporation	Costco	1	110,074	1.13
Express, Inc.	Express	12	107,780	1.10
Best Buy Co., Inc.	Best Buy	5	105,450	1.08
Fitness International	LA Fitness, Fitness International	3	93,227	0.95
American Eagle Outfitters, Inc.	American Eagle Outfitters, Aerie	12	69,895	0.72
Signet Jewelers	Kay Jewelers, Zales Jewelers, Piercing Pagoda, Jared The Galleria of Jewelry	24	39,584	0.41

Subtotal		200	3,506,739	35.91

Others		1,434	6,260,969	64.09

Total		1,634	9,767,708	100.00%

Significant Office Tenants as of December 31, 2014

(Based on contractual rent of 2% or greater at Forest City’s ownership share)

Tenant	Leased Square Feet	Percentage of Total Office Square Feet
City of New York	1,088,576	11.24%
Millennium Pharmaceuticals, Inc.	567,641	5.86
U.S. Government	444,933	4.59
WellPoint, Inc.	392,514	4.05
JP Morgan Chase & Co.	361,422	3.73
Bank of New York	323,043	3.33
National Grid	297,788	3.07
Novartis International AG	208,391	2.15
Morgan Stanley & Co.	202,980	2.10
Clearbridge Advisors, LLC, a Legg Mason Company	201,028	2.08
Johns Hopkins University	163,364	1.69
Covington & Burling, LLP	160,565	1.66
Seyfarth Shaw, LLP	96,909	1.00

Subtotal	4,509,154	46.55

Others	5,178,242	53.45

Total	9,687,396	100.00%

See the sections of Forest City’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended, and Forest City’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Commercial Group”, incorporated by reference into this proxy statement/prospectus, for additional operating statistics.

Arena

Forest City owns and operates the Barclays Center, a 670,000 square foot world-class arena and home to the Nets. The Arena will be the home of the New York Islanders hockey team, a member of the National Hockey League, beginning in the upcoming 2015-2016 season, and expects to host more than 200 cultural and sporting events annually.

Forest City has a controlling financial interest in the Arena through a financing lease obligation with an agency of the state of New York (the “Arena Lease”). The same state agency issued $511,000,000 PILOT Bonds for the purpose of paying for construction cost, servicing interest during the construction period and establishing the required collateral reserves. The Arena Lease has an initial term of 37 years, with six 10-year renewal options and a final two-year renewal option. Lease payments primarily consist of amounts to cover the debt service payments of the PILOT Bonds, which mature at the expiration of the 37-year Arena Lease. Also, included in each lease payment is an amount equal to 10% of the debt service payment that goes into escrow to be used for certain operating and maintenance costs as defined in the applicable agreements. The Arena and related Arena Lease are accounted for as a financing lease obligation on our consolidated financial statements. Payments under the Arena Lease are secured by a mortgage that encumbers the Arena and are allocated between principal and interest in a manner which produces a constant interest rate of approximately 8% over the term of the Arena Lease. The liability balance on our consolidated balance sheet at December 31, 2014 related to the Arena Lease amounted to $402,540,000. Lease payments over the next five years are expected to be $29,762,000, $33,148,000, $33,938,000, $34,667,168 and $35,335,591, respectively.

The Arena is reported as a separate segment in our consolidated financial statements as of December 31, 2014 that are incorporated by reference in our Annual Report on Form 10-K. The Arena has total assets of $955,570,000 as of December 31, 2014 of which $864,675,000 is included in depreciable real estate. The Arena is depreciated over 34.5 years on a straight-line basis, which correlates to the remaining initial term of the Arena Lease and the license agreement with the Nets to occupy the Arena.

For U.S. federal income tax purposes, our tax basis in the Arena is $340,684,900 as of December 31, 2014.

As of the date of this proxy statement/prospectus, we have no current active plans for major renovation, improvement or development of the Barclays Center, other than ongoing repair and maintenance, although our plans may change in this regard.

Subject to the limitations described under the “Risk Factors” section of Forest City’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, we believe the insurance policy covering the Barclays Center is appropriate and adequate given the relative risk of loss and the cost of the coverage.

Residential Group

The Residential Group owns, develops, acquires, leases and manages residential rental properties in 21 states and the District of Columbia. Forest City has been engaged in apartment community development for over 60 years. Its residential portfolio includes middle-market apartments, upscale urban properties, adaptive re-use developments and subsidized senior housing. The Residential Group also owns, develops and manages military family housing. A summary of Residential Group properties is as follows:

	Number of Properties	Number of Units
Apartment Communities	77	25,374
Subsidized Senior Housing	39	6,669
Under Construction	7	2,225

	123	34,268
Military Housing	10	14,559

Total	133	48,827

Land Development Group

The Land Development Group relates to the Stapleton project in Denver, Colorado. The Stapleton project is one of the nation’s largest urban redevelopments with substantial future entitlements, including apartments, retail and office space as well as single family neighborhoods, where Forest City sells residential lots to homebuilders. Forest City controls the future development opportunity at Stapleton through an option agreement. As of December 31, 2014, Forest City owns 260 acres of undeveloped land (including 125 saleable acres) and a purchase option for 849 acres at Stapleton over the next 4 years.

Through December 31, 2014, Forest City had purchased 2,086 acres at Stapleton. In addition to the developable land available through purchase options, there are 1,116 acres reserved for regional parks and open space, of which 917 acres are currently under construction or have been completed. At December 31, 2014, Stapleton also had over 2.1 million square feet of retail space, over 400,000 square feet of office space, over 1.7 million square feet of other commercial space and 1,131 apartment units completed, with another 393 apartment units under construction.

In addition to sales activities of the Land Development Group, Forest City also sells land acquired by its Commercial and Residential Groups adjacent to their respective projects. Those sales and related costs are included in the revenues and expenses of such groups.

The Nets

Our ownership interest in the Nets and Barclays Center is through Nets Sports & Entertainment (“NS&E”). NS&E owns 20% of the Nets and 55% of Barclays Center. Forest City owns approximately 62% of NS&E, with the remaining 38% of NS&E being owned by minority partners. Forest City has also made certain loans to the minority members of NS&E and such loans are required to be repaid to us prior to the minority partners of NS&E being entitled to participate in the distributable cash flow from any sale. Forest City consolidates its interest in Arena LLC and accounts for its investment in the Nets on the equity method of accounting. The Nets are not a core investment for Forest City and are reported in the Corporate Activities segment.

During the six months ended December 31, 2014, Forest City began discussions with several interested parties for the potential sale of its ownership interests in the Nets. In the course of those discussions, certain parties have also expressed interest in acquiring all or a portion of Forest City’s ownership interests in Barclays Center. Neither NS&E nor Forest City has entered into any binding agreement concerning the sale of these ownership interests and cannot give assurance that it will close on the sale of a portion or all of these ownership interests on terms favorable to it or at all. As of the date of this proxy statement/prospectus, we are continuing to discuss the disposition of NS&E’s ownership interests in these two assets.

NS&E did not fund the Nets capital calls related to the 2013-2014 and 2014-2015 NBA basketball seasons, respectively. This did not constitute a default under the agreements related to Forest City’s investment in the Nets because, in 2013, NS&E entered into a forbearance agreement with the majority partner. Under the forbearance agreement, the majority partner agreed to fund NS&E’s portion of Nets capital calls through July 12, 2015 and forbear the majority partner’s right to dilute NS&E’s ownership interests in the Nets for a period of two years in exchange for a fee. In July 2015, NS&E and the majority partner amended the forbearance agreement to extend the forbearance period to August 12, 2015 for an additional fee. In August 2015, NS&E and the majority partner further amended the forbearance agreement to extend the forbearance period to September 8, 2015 for an additional fee. In addition, NS&E was obligated to fund approximately $6,300,000 for its share of a Nets capital call for the upcoming 2015-2016 NBA basketball season by September 8, 2015. Upon expiration of the forbearance agreement on September 8, 2015, NS&E repaid the majority partner approximately $26,800,000 related to the 2013-2014 and 2014-2015 NBA seasons and extended the forbearance agreement related to the 2015-2016 NBA season capital call to October 31, 2015. As a result of the September 8, 2015 funding, NS&E will recommence recording losses related to its ownership interests in the Nets, during the three months ended September 30, 2015.

Competition

The real estate industry is highly competitive in many markets in which Forest City operates. There are numerous other developers, managers and owners of commercial and residential real estate and undeveloped land competing with Forest City nationally, regionally and/or locally, some of whom may have greater financial resources and market share than Forest City. They compete with Forest City for management and leasing opportunities, land for development, properties for acquisition and disposition, and for anchor stores and tenants for properties. Forest City may not be able to successfully compete in these areas. In addition, competition could over-saturate markets and as a result, Forest City may not have sufficient cash to meet the nonrecourse debt service requirements on certain of its properties. Although Forest City may attempt to negotiate a restructuring or extension of nonrecourse mortgage debt, it may not be successful, which could cause a property to be transferred to a mortgagee.

Forest City’s multi-family rental residential real estate not only competes against other rental buildings in the area, but other housing options, such as condominiums and single home ownership. If trends shift more to home ownership instead of rental, Forest City’s results of operations, cash flows and realizable value of assets upon sale could be materially and adversely affected.

Tenants at Forest City’s retail properties face continual competition in attracting customers from retailers at other shopping centers, catalogue companies, online merchants, warehouse stores, large discounters, outlet malls, wholesale clubs, direct mail and telemarketers. Forest City’s competitors and those of its tenants could have a material adverse effect on Forest City’s ability to lease space in its properties and on the rents it can charge or the concessions it may have to grant. These factors could materially and adversely affect Forest City’s results of operations, cash flows, and realizable value of its assets upon sale.

Barclays Center has one anchor tenant in the Nets and a future anchor tenant (2015-2016 season) in the New York Islanders but faces competition from other stadiums, arenas, theaters and entertainment venues for high quality sporting events, concerts and entertainment events. Reduced fan interest in the Nets and/or the Islanders could result in lower attendance at the teams’ home games. In addition, if Forest City’s competitors attract more of the high quality concerts and other entertainment events, it may have more open dates and/or less profitable events. Any combination of these negative events could materially affect Forest City’s results of operations, cash flows, and the value of the underlying arena.

Number of Employees

Forest City had 2,626 full-time and 239 part-time employees as of December 31, 2014.

Forest City Realty Trust, Inc.

The REIT, a Maryland corporation, is a newly formed, direct, wholly-owned subsidiary of Forest City. Forest City formed the REIT for the purpose of participating in the transactions contemplated by the Merger Agreement. Prior to the Merger, the REIT will have no assets or operations other than those incident to its formation and its participation in the transactions contemplated by the Merger Agreement.

FCILP, LLC

FCILP is a wholly-owned direct subsidiary of the REIT organized under the laws of the state of Delaware. Prior to the Merger, FCILP will have no assets or operations other than those incident to its formation and its participation in the transactions contemplated by the Merger Agreement.

FCE Merger Sub, Inc.

Merger Sub is an Ohio corporation and is a wholly-owned subsidiary of the REIT owned in part directly and in part through the REIT’s interest in FCILP. Prior to the Merger, Merger Sub will have no assets or operations other than those incident to its formation and its participation in the transactions contemplated by the Merger Agreement. After the Merger, Merger Sub will cease to exist.

POLICIES WITH RESPECT TO CERTAIN ACTIVITIES

The following is a discussion of the REIT’s anticipated policies with respect to distributions, investments, financing, lending and certain other activities following the REIT Conversion. Following the REIT Conversion, these policies will be periodically reconsidered by the REIT’s board of directors without notice to, or a vote of, the REIT’s shareholders.

Dividend Policy

If the REIT qualifies as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016, we intend to pay regular quarterly dividends to our shareholders. See “Dividend and Distribution Policy”.

Investment Policy

Investments in Real Estate or Interests in Real Estate

Following the Merger, we expect to convert Forest City to a limited partnership, which we refer to as the Operating Partnership. We will control the Operating Partnership as the sole general partner. We expect to conduct substantially all of our business through the Operating Partnership and will own substantially all of our assets through the Operating Partnership, whether directly or indirectly through subsidiaries of the Operating Partnership.

Our investment objective is to seek the highest risk adjusted returns on invested capital for our shareholders by simultaneously increasing recurring free cash flow per share and our return on invested capital. To achieve this, we expect we will continue to deploy our capital through our annual capital expenditure program and strategic acquisitions, subject to available funds and market conditions.

We currently expect to develop or acquire real estate assets based on their anticipated total return, which consists of income and any capital appreciation. We currently expect to be a long-term owner in the properties. We approach investments with a long-term investment view, but we may sell properties at any time, subject to the real estate investment trust provisions of the Code, including the prohibited transaction rules, if our management determines it is in our best interest to do so.

Subject to certain asset tests that the REIT will have to satisfy to qualify as a real estate investment trust under the Code, there are no limitations on (a) the percentage of the REIT’s assets that may be invested in any one property, venture or type of security, (b) the number of properties in which the REIT may invest, or (c) the concentration of the REIT’s investments in a single geographic region. The REIT’s board of directors may establish limitations, and other policies, as it deems appropriate from time to time. See “—Taxation of the REIT as a Real Estate Investment Trust—Requirements for Qualification—Asset Tests” for more information about the asset tests we must satisfy to qualify as a real estate investment trust under the Code.

Although we generally would only expect to encumber our properties with a single senior mortgage, the REIT will have no limit on the number or amount of mortgages that may be placed on any of our properties.

Investments in Securities of or Interests in Persons Primarily Engaged in Real Estate Activities and Other Issuers

Following the Merger and the conversion of Forest City to a limited partnership, we generally expect to engage in joint venture investments with other investors through the Operating Partnership. We may also invest, through the Operating Partnership, in the securities of other issuers in connection with acquisitions of indirect interests in properties (normally general or limited partnership interests in special purpose partnerships owning properties). Subject to the percentage of ownership limitations and the income and asset tests necessary to qualify as a real estate investment trust under the Code, we currently intend to limit our investments in issuers to those that own commercial and/or residential real estate or land in the United States where such investments would be consistent with our investment objectives. Through the Operating Partnership, we may in the future acquire some, all or substantially all of the securities or assets of other entities that qualify as real estate investment trusts under the Code or similar entities where that investment would be consistent with our investment policies and anticipated qualification as a real estate investment trust under the Code. We do not anticipate investing, either directly or through the Operating Partnership, in other issuers of securities for the purpose of exercising control (except with respect to our plan to control the Operating Partnership through our anticipated ownership of the general partnership interest and a majority of the limited partnership interests in the Operating Partnership) or acquiring any investments primarily for sale in the ordinary course of business or holding any investments with a view to making short-term profits from their sale, but we may engage in these activities in the future.

We do not intend that our beneficial ownership of securities will require us to register as an “investment company” under the Investment Company Act of 1940, as amended, and we intend to divest securities before any such registration would be required. We do not intend to engage, directly or indirectly, in trading, underwriting, agency distribution or sales of securities of other issuers.

Investments in Other Securities

Other than as described above, we do not intend to invest, either directly or through the Operating Partnership, in any additional securities.

Investments in Mortgages

We do not plan to invest, either directly or through the Operating Partnership, in real estate mortgages, although we are not prohibited from doing so.

Dispositions

We may dispose of some of the assets we hold, whether such assets are held directly or through the Operating Partnership, if management or our board of directors, as appropriate, determines that such action would be advisable and in the best interest of the REIT.

Financing Policy

Our financing policies will largely depend on the nature and timeline of our investment opportunities and the prevailing economic and market conditions. If our board of directors determines that additional funding is desirable, we may raise funds through:

•	senior or subordinated debt financings, including accessing U.S. debt capital markets, drawing from the revolving portion of our credit facility and bank borrowings;

•	preferred or common equity offerings; and

•	any combination of the above methods.

We anticipate providing the proceeds from any of the above transactions to the Operating Partnership in exchange for partnership interests therein. We intend to retain the maximum possible cash flow to fund the investments we make, either directly or through the Operating Partnership, subject to provisions in the Code requiring distribution of real estate investment trust taxable income to enable us to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016, and to minimize our income and excise tax liabilities. We intend to utilize our cash on hand and availability under the revolving portion of our credit facility to fund future discretionary investments. We will not have a formal policy limiting the amount of indebtedness that we may incur, but we anticipate that we will be subject to certain restrictions in our capacity as successor to certain indentures pursuant to which Forest City issued debt and under our credit facility with regard to permitted indebtedness. In the future, we may seek to extend, expand, reduce or renew our credit facility, obtain new or additional credit facilities or lines of credit, or issue new unsecured or secured debt that may contain limitations on indebtedness or operations. We will consider a number of factors when evaluating our level of indebtedness and when making decisions regarding the incurrence of indebtedness, including overall prudence, the purchase price of assets to be acquired with debt financing, the estimated market value of our assets upon refinancing, our ability to generate cash flow, both directly and through the Operating Partnership, to cover our expected debt service and restrictions under our existing debt arrangements. See the sections of Forest City’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended, and Forest City’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition and Liquidity”.

Lending Policy

We expect that we may make loans or guarantee the debt of the Operating Partnership and future direct or indirect subsidiaries to the extent they require debt financing to fund acquisitions and capital expenditures.

Equity Capital Policies

Subject to applicable law and the requirements for NYSE listed companies, our board of directors may authorize, without the approval of our shareholders, the obtaining of additional capital through the issuance of equity securities of the REIT or the Operating Partnership. Pursuant to the REIT Charter, we will have authority to issue up to 371,000,000 shares of REIT Class A common stock, 56,000,000 shares of REIT Class B common stock and 20,000,000 shares of preferred stock.

As permitted under the MGCL (and assuming for this purpose that proposal 3 is approved at the Special Meeting), the REIT Charter authorizes the REIT board of directors, with the approval of a majority of the entire board and without shareholder approval, to amend the REIT Charter to increase or decrease the aggregate number of shares of REIT stock or the number of shares of any class or series of shares of REIT stock that the REIT is authorized to issue.

The REIT Charter also authorizes the REIT board of directors to classify and reclassify any unissued shares of REIT common stock or preferred stock into other classes or series of stock, including one or more classes or series of stock that have priority over either or both classes of REIT common stock with respect to distributions or upon liquidation, and authorizes the REIT to issue the newly classified shares. Prior to the issuance of shares of each new class or series, the REIT board of directors is required by Maryland law and by the REIT Charter to set, subject to the provisions of the REIT Charter regarding the restrictions on ownership and transfer of REIT stock, the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. These actions may be taken without the approval of holders of REIT common stock unless such approval is required by applicable law, the terms of any other class or series of REIT stock or the rules of any stock exchange or automated quotation system on which any shares of REIT stock are listed or traded. Therefore, the REIT board of directors could authorize the issuance of shares of common or preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a change in control or other transaction that might involve a premium price for REIT common stock or otherwise be in the best interest of the REIT shareholders.

The REIT believes that the power of the REIT board of directors (i) to approve amendments to the REIT Charter to increase or decrease the number of authorized shares of REIT stock or the number of authorized shares of any class or series of REIT stock, (ii) to authorize the REIT to issue additional authorized but unissued shares of common or preferred stock and to classify or reclassify unissued shares of common or preferred stock and (iii) thereafter to authorize the REIT to issue such classified or reclassified shares of stock will provide the REIT with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise.

Existing shareholders will have no preemptive right to additional shares issued in any offering, and any offering might cause a dilution of investment. The REIT may in the future seek to offer equity securities as a source of discretionary investment funding for the REIT or the Operating Partnership when (a) it is a requirement of a seller, (b) the size of a strategic transaction would increase our leverage beyond what the board of directors or management believes to be appropriate or (c) it is otherwise determined appropriate by the REIT board of directors.

In certain cases, the REIT or the Operating Partnership may issue securities in exchange for real property or interests in real property.

The REIT may, under certain circumstances, purchase shares of REIT common stock in the open market or in private transactions with its shareholders, if those purchases are approved by the REIT board of directors.

Reports to Shareholders

Following the Merger, we will be subject to the information reporting provisions of the Exchange Act, which require us to file annual and periodic reports, proxy statements and other information, including audited financial statements, with the SEC.

Other Activities

Following the REIT Conversion, we intend to operate and to invest so as to qualify as a real estate investment trust under the Code unless our board of directors determines that it is no longer advisable and in the best interests of the REIT to so qualify.

Interested Director and Officer Transactions

Pursuant to the MGCL, a contract or other transaction between the REIT and any of its directors or between the REIT and any other corporation, firm or other entity in which any of the REIT directors is a director or has a material financial interest is not void or voidable solely because of such common directorship or interest, the presence of such director at the meeting of the board of directors or committee of the board of directors at which the contract or transaction is authorized, approved or ratified or the counting of the director’s vote in favor thereof; provided that:

•	the fact of the common directorship or interest is disclosed or known to the REIT board of directors or a committee thereof, and the REIT board of directors or a committee thereof authorizes, approves or ratifies the contract or transaction by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum;

•	the fact of the common directorship or interest is disclosed or known to the REIT shareholders entitled to vote thereon, and the contract or transaction is authorized, approved or ratified by a majority of the votes cast by the shareholders entitled to vote other than the votes of shares owned of record or beneficially by the interested director or corporation, firm or other entity; or

•	the contract or transaction is fair and reasonable to the REIT.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and the six months ended June 30, 2015 and unaudited pro forma consolidated balance sheet as of June 30, 2015 give effect to the REIT Conversion described in the section entitled “Simplified Structure of the Transaction”. For a description of the entities involved in the Merger, see “Summary—The Principal Parties”.

The unaudited pro forma consolidated balance sheet is presented as if the REIT Conversion, including the 2015 Special Dividend, had occurred on June 30, 2015. The unaudited pro forma consolidated statements of operations present the effects of the REIT Conversion as though it had occurred on January 1, 2014. The unaudited pro forma consolidated financial data are based on the estimates and assumptions set forth in the notes to such statements, which are preliminary and have been made solely for the purposes of developing such pro forma information. The unaudited pro forma consolidated financial data are not necessarily indicative of the financial position or operating results that would have been achieved had the REIT Conversion, including the 2015 Special Dividend, been completed as of the dates indicated, nor are they necessarily indicative of future financial position or operating results. The historical financial information has been adjusted to give effect to pro forma events that are (i) directly attributable to the REIT Conversion, (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the consolidated results of the REIT. This information should be read in conjunction with the historical financial statements and related notes included in, or incorporated into, this proxy statement/prospectus.

The unaudited pro forma condensed consolidated statements of operations and condensed consolidated balance sheet do not reflect the following:

•	one-time professional and consulting fees directly related to the REIT Conversion and Merger of $4,000,000 currently estimated to be incurred subsequent to the date of this proxy statement/prospectus; and

•	the potential effect of lower cash balances these REIT transactions have on interest income, higher borrowing costs or foregone investment opportunities.

In addition, the amounts of quarterly distributions are not reflected in the condensed consolidated balance sheet, as it is presented as if the REIT Conversion had occurred on June 30, 2015.

To qualify as a REIT, at least 90% of taxable income of our qualified real estate investment trust subsidiaries (“QRSs”), determined without regard to the dividends paid election and by excluding any net capital gain, is required to be distributed to stockholders. Upon making a REIT election, we anticipate that we may have NOLs that can be carried forward and utilized to reduce the amount of future required distributions.

The pro forma financial results assume that 100% of taxable income from our QRSs has been distributed and that all relevant REIT qualifying tests, as dictated by the Code and IRS rules and interpretations, were met for the entire year.

For accounting purposes, the Merger will be treated as a transfer of assets and exchange of shares between entities under common control. The accounting basis used to initially record the assets and liabilities in the REIT is the carryover basis of Forest City. Stockholders’ equity of the REIT will equal that carried over from Forest City, after giving effect to the 2015 Special Dividend and the reversal of the QRSs’ deferred tax assets and liabilities no longer expected to be realized or settled as a result of converting to a REIT.

Forest City Enterprises, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

	Actual	Adjustments		Pro Forma
	(in thousands, except per share data)
Revenues
Rental	$526,966	$—		$526,966
Tenant recoveries	118,035	—		118,035
Service and management fees	50,522	—		50,522
Parking and other	53,765	—		53,765
Arena	116,695	—		116,695
Land sales	68,102	—		68,102
Military Housing	31,967	—		31,967

Total revenues	966,052	—		966,052

Expenses
Property operating and management	384,119	—		384,119
Real estate taxes	78,637	—		78,637
Ground rent	9,387	—		9,387
Arena operating	76,096	—		76,096
Cost of land sales	23,457	—		23,457
Military Housing operating	11,481	—		11,481
Corporate general and administrative	51,116	(3,300	)(D)	47,816

	634,293	(3,300)		630,993
Depreciation and amortization	230,466	—		230,466
Write-offs of abandoned development projects and demolition costs	1,655	—		1,655
Impairment of real estate	277,095	—		277,095

Total expenses	1,143,509	(3,300)		1,140,209

Operating income (loss)	(177,457)	3,300		(174,157)
Interest and other income	42,780	—		42,780
Net loss on disposition of partial interest in development project	(20,298)	—		(20,298)
Net gain on disposition of full or partial interest in rental properties	30,281	—		30,281
Net gain on change in control of interests	230,660	—		230,660
Interest expense	(234,405)	—		(234,405)
Amortization of mortgage procurement costs	(8,518)	—		(8,518)
Gain (loss) on extinguishment of debt	(1,179)	—		(1,179)

Earnings (loss) before income taxes	(138,136)	3,300		(134,836)

Income tax expense (benefit)
Current	4,931	(665	)(B)	4,266
Deferred	(22,127)	16,010	(B)	(6,117)

	(17,196)	15,345		(1,851)

Earnings (loss) from unconsolidated entities, gross of tax
Equity in earnings	90,032	—		90,032
Impairment	(3,124)	—		(3,124)

	86,908	—		86,908

Earnings (loss) from continuing operations	$(34,032)	$(12,045)		$(46,077)

Basic and diluted earnings (loss) per common share
Earnings (loss) from continuing operations attributable to common shareholders	$(0.10)	$(0.06)		$(0.16)

Weighted average common shares outstanding:
Basic and diluted	198,480,783	3,427,447	(A)	201,908,230

Forest City Enterprises, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2015

	Actual	Adjustments		Pro Forma
	(in thousands, except per share data)
Revenues
Rental	$289,086	$—		$289,086
Tenant recoveries	63,080	—		63,080
Service and management fees	21,483	—		21,483
Parking and other	26,499	—		26,499
Arena	55,860	—		55,860
Land sales	24,054	—		24,054
Military Housing	16,779	—		16,779

Total revenues	496,841	—		496,841

Expenses
Property operating and management	188,725	—		188,725
Real estate taxes	42,698	—		42,698
Ground rent	5,675	—		5,675
Arena operating	37,820	—		37,820
Cost of land sales	6,527	—		6,527
Military Housing operating	4,351	—		4,351
Corporate general and administrative	25,704	—		25,704
REIT conversion and reorganization costs	15,983	(4,800	)(D)	11,183

	327,483	(4,800)		322,683
Depreciation and amortization	126,816	—		126,816
Write-offs of abandoned development projects	5,778	—		5,778

Total expenses	460,077	(4,800)		455,277

Operating income (loss)	36,764	4,800		41,564
Interest and other income	18,982	—		18,982
Net gain on change in control of interests	487,684	—		487,684
Interest expense	(100,328)	—		(100,328)
Amortization of mortgage procurement costs	(3,963)	—		(3,963)
Gain (loss) on extinguishment of debt	(38,344)	—		(38,344)

Earnings before income taxes	400,795	4,800		405,595

Income tax expense (benefit)
Current	3,524	2,732	(B)	6,256
Deferred	179,521	(184,627	)(B)	(5,106)

	183,045	(181,895)		1,150

Earnings from unconsolidated entities, gross of tax
Equity in earnings	9,038	—		9,038
Gain on disposition of interests in unconsolidated entities	19,284	—		19,284

	28,322	—		28,322

Earnings from continuing operations	$246,072	186,695		$432,767

Basic earnings per common share
Earnings from continuing operations attributable to common shareholders	$1.12	$0.80		$1.92

Diluted earnings per common share
Earnings from continuing operations attributable to common shareholders	$1.04	$0.74		$1.78

Weighted average common shares outstanding:
Basic	218,254,445	3,427,447	(A)	221,681,892

Diluted	238,572,041	5,480,526	(A)	244,052,567

Forest City Enterprises, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

As of June 30, 2015

	Actual	Adjustments		Pro Forma
	(in thousands)
Assets
Real Estate
Completed rental properties	$9,037,444	$—		$9,037,444
Projects under construction and development	659,127	—		659,127
Land inventory	93,918	—		93,918

Total Real Estate	9,790,489	—		9,790,489
Less accumulated depreciation	(1,658,183)			(1,658,183)

Real Estate, net	8,132,306	—		8,132,306
Cash and equivalents	334,850	(20,000)	(A)	314,850
Restricted cash	244,890	—		244,890
Notes and accounts receivable, net	446,160	—		446,160
Investments in and advances to unconsolidated entities	667,485	—		667,485
Other assets	502,612	—		502,612
Deferred income taxes	—	55,120	(C)	55,120

Total Assets	$10,328,303	$35,120		$10,363,423

Liabilities and Equity
Liabilities
Mortgage debt and notes payable, nonrecourse	$4,436,340	$—		$4,436,340
Revolving credit facility	—	—		—
Convertible senior debt	411,194	—		411,194
Accounts payable, accrued expenses and other liabilities	946,241	3,000	(D)	949,241
Cash distributions and losses in excess of investments in unconsolidated entities	138,697	—		138,697
Deferred income taxes	668,172	(668,172)	(C)	—

Total Liabilities	6,600,644	(665,172)		5,935,472
Redeemable Noncontrolling Interest	173,281			173,281
Commitments and Contingencies	—	—		—
Equity
Shareholders’ Equity
Preferred stock—without par value; 20,000,000 shares authorized, no shares issued	—	—		—
Common Stock—$.33 1/3 par value
Class A, 371,000,000 shares authorized, 232,932,274 shares issued and 231,391,181 shares outstanding	77,644	17	(A)
		(75,315)	(E)	2,346
Class B, convertible, 56,000,000 shares authorized, 18,891,153 issued and outstanding; 26,257,961 issuable	6,297	2	(A)
		(6,108)	(E)	191

Total common stock	83,941	(81,404)		2,537
Additional paid-in capital	2,269,181	49,705	(A)
		81,423	(E)	2,400,309
Retained earnings	812,745	(100,000)	(A)	1,433,037
		723,292	(C)
		(3,000)	(D)
Less treasury stock, at cost; 1,541,093 Class A shares	(30,276)	30,276	(A)	—

Shareholders’ equity before accumulated other comprehensive loss	3,135,591	700,292		3,835,883
Accumulated other comprehensive loss	(52,133)	—		(52,133)

Total Shareholders’ Equity	3,083,458	700,292		3,783,750
Noncontrolling interest	470,920	—		470,920

Total Equity	3,554,378	700,292		4,254,670

Total Liabilities and Equity	$10,328,303	$35,120		$10,363,423

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(A)	2015 Special Dividend

In conjunction with the proposed REIT Conversion, we currently estimate the total amount of the 2015 Special Dividend will range from $75,000,000 to $125,000,000 and expect to pay with a combination of cash and Forest City Common Stock during the fourth quarter of 2015. The final calculation of the 2015 Special Dividend to be distributed is complex factually and legally. As such, any changes to the amount of the 2015 Special Dividend will impact the pro forma financial statements. Forest City Common Stock issued in connection with the 2015 Special Dividend is assumed to be issued out of Treasury Stock to the extent available, with the remaining Forest City Common Stock assumed to be issued from available authorized, but unissued Forest City Common Stock. As a result, using the closing prices of Forest City Class A Common Stock and Forest City Class B Common Stock as of August 12, 2015 of $23.16 and $23.00, respectively, a total of 234,556,091 and 19,153,690 shares of Forest City Class A Common Stock and Forest City Class B Common Stock, respectively, were assumed to have been issued and outstanding as of June 30, 2015. The pro forma results assume a 2015 Special Dividend of $100,000,000, the mid-point of the estimated range of the dividend, using a combination of 20% cash, or $20,000,000 and 80% Forest City Common Stock, or $80,000,000. The 2015 Special Dividend required to be paid will be affected by our earnings and profits for the year ended December 31, 2015, which could vary significantly based on the level of our operating asset sales and any resulting taxable gains. We will not make a 2015 Special Dividend if we do not have any pre-real estate investment trust accumulated earnings and profits.

(B)	Income Taxes

As a result of the assumed real estate investment trust election on January 1, 2014, income taxes would no longer be payable on certain of our business activities. The following business activities were considered to be part of the non-taxable activities of a real estate investment trust and therefore, no tax liability was assumed:

•	operating income from tenant leases;

•	sales of operating assets that meet real estate investment trust safe harbor rules;

•	general and administrative costs associated with the above activities;

•	interest costs associated with non recourse mortgage debt collateralized by the properties generating the above operating income, interest on our revolving credit facility, and interest on our convertible senior debt; and

•	an allocation of corporate administrative costs.

The following activities were assumed to be a part of a TRS. The income from these activities was assumed to be taxed at the Company’s estimated effective tax rate:

•	operating income from the Arena, certain land sales, predominately Stapleton, and Military Housing activities;

•	income from impermissible services, including certain service and management fees;

•	general and administrative costs associated with the above activities;

•	interest costs associated with non recourse mortgage debt collateralized by the assets generating the above operating income; and

•	an allocation of corporate administrative costs.

The result reduces income tax benefit by $15,345,000 for the year ended December 31, 2014 and decreases income tax expense by $181,895,000 for the six months ended June 30, 2015.

(C)	Deferred Tax Assets and Liabilities

The proposed REIT Conversion will create a one-time reversal of certain deferred tax assets and liabilities related to activities no longer subject to income taxes at the REIT level. The pro forma results include the reversal of net deferred liabilities of $668,172,000 and recording a net deferred tax asset of $55,120,000 associated with assets held by the TRS. However, the actual reversal upon real estate investment trust election will vary depending on the assets within a TRS at the time of the actual REIT conversion. The reversal has no effect on the calculation of the 2015 Special Dividend noted on footnote (A), as deferred taxes are recorded for GAAP basis only and the 2015 Special Dividend is calculated using our tax basis. This adjustment, when recorded, will be recorded through the income statement, however it is not reflected in our unaudited pro forma consolidated income statements for the year ended December 31, 2014, or the six months ended June 30, 2015. Currently, we believe the deferred tax asset resulting from the REIT Conversion and Merger is realizable based on future estimated taxable income; however, facts and circumstances could be different at the time of conversion and a valuation allowance may be required at that time.

(D)	REIT Conversion and Merger Costs

The unaudited pro forma consolidated statements of operations eliminate certain costs directly associated with the REIT Conversion and Merger. These costs are one-time in nature and are exclusive of certain costs that Forest City expects to continue to incur on an ongoing basis to maintain real estate investment trust compliance. During the year ended December 31, 2014, and the six months ended June 30, 2015, Forest City incurred $3,300,000 and $4,800,000, respectively, of such one-time costs directly associated with the REIT Conversion and Merger. Amounts remaining on the Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2015 in the REIT conversion and reorganization costs financial statement line item relate to costs incurred on an internal reorganization structuring project and are not directly associated with the REIT Conversion and Merger.

A pro forma adjustment of $3,000,000 reflects the costs associated with the REIT Conversion and Merger that were incurred after June 30, 2015, as the pro forma consolidated balance sheet assumes that the REIT Conversion occurred on June 30, 2015. Forest City estimates that it may incur an additional $4,000,000 of one-time operating costs associated with the REIT Conversion and Merger through the end of 2015.

(E)	Effect of Merger on Common Stock and Additional Paid in Capital

Immediately following the Merger, each outstanding share of Forest City Class A and Class B Common Stock, $.33 1/3 par value, will have been converted into one share of REIT Class A and Class B common stock, $.01 par value, respectively. The change in par value results in a reduction of $75,315,000 and $6,108,000 of Class A and Class B Common Stock, respectively, and a corresponding increase to Additional paid-in capital of $81,423,000.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of Forest City Realty Trust, Inc.

In our opinion, the accompanying balance sheet presents fairly, in all material respects, the financial position of Forest City Realty Trust, Inc. at May 29, 2015 in conformity with accounting principles generally accepted in the United States of America. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit. We conducted our audit of this statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, and evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Cleveland, OH

July 10, 2015, except for Note B, as to which the date is August 21, 2015

Forest City Realty Trust, Inc.

Balance Sheet

May 29, 2015

Assets
Cash	$1,000

Total Assets	$1,000

Liabilities and Shareholder’s Equity
Liabilities	$—
Shareholder’s equity
Common stock, $0.01 par value, 10,000,000 shares authorized, 100 shares issued and outstanding	1
Additional paid-in-capital	999

Total Shareholder’s Equity	1,000

Total Liabilities and Shareholder’s Equity	$1,000

Forest City Realty Trust, Inc.

Notes to the Balance Sheet

A.	Organization

Forest City Realty Trust, Inc., formerly known as FCRT, Inc., was incorporated on May 29, 2015, under the laws of the state of Maryland and is authorized to issue 10,000,000 shares of $0.01 par value common stock. Forest City Realty Trust, Inc., a wholly owned subsidiary of Forest City Enterprises Inc., (“FCE”), was created to effect the merger described below.

Prior to the merger, Forest City Realty Trust, Inc., will conduct no business other than incident to the merger. In the merger, a subsidiary of Forest City Realty Trust, Inc. will merge with and into FCE with FCE becoming a subsidiary of Forest City Realty Trust, Inc. Upon the effectiveness of the merger, each outstanding share of Class A and Class B common stock of FCE will be converted into one share of Forest City Realty Trust, Inc., Class A and Class B common stock, respectively, and the shares in Forest City Realty Trust, Inc. held by FCE prior to the merger will be cancelled. Forest City Realty Trust, Inc., will, by virtue of the merger, directly or indirectly own all of the assets and business formerly owned by FCE.

Also effective at the time of the merger, Forest City Realty Trust, Inc., will amend and restate its articles of incorporation. The restated articles will be similar in most respects to the FCE articles of incorporation in effect prior to the merger, except that they will include restrictions on transfer and ownership of Forest City Realty Trust, Inc. common stock to facilitate compliance with the rules applicable to Real Estate Investments Trusts and additional provisions arising out of differences between Ohio and Maryland corporate law. The members of the board of directors of Forest City Realty Trust, Inc. following the merger will consist of the same individuals who constitute the FCE board immediately prior to the merger and the executive officers of Forest City Realty Trust will consist of the same individuals who are executive officers of FCE immediately prior to the merger, although some of the officers (not including the principal executive officer, principal financial officer or principal accounting officer ) may have different responsibilities after the merger or may retire.

The accompanying balance sheet and note have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

B.	Subsequent Event

On August 19, 2015, Forest City Realty Trust, Inc. amended and restated its charter (the “Amendment”) authorizing 447,000,000 shares of stock, consisting of 371,000,000 shares of Class A common stock, $.01 par value per share, 56,000,000 shares of Class B common stock, $.01 par value per share and 20,000,000 shares of preferred stock, $.01 par value per share. In addition, the 100 shares of common stock issued and outstanding immediately prior to the Amendment were converted into 100 shares of Class A common stock.

DESCRIPTION OF REIT STOCK

The following summarizes the material terms of REIT stock as will be set forth in the REIT Charter and REIT Bylaws, which will govern the rights of holders of REIT stock if the holding company merger proposal and each of the proposals regarding the REIT’s organizational documents are approved by Forest City’s shareholders and the Merger is thereafter completed. Copies of the form of the REIT Charter and REIT Bylaws are attached as Annex B-1 and Annex B-2, respectively, to this proxy statement/prospectus. While we believe that the following description covers the material terms of the REIT stock, it may not contain all of the information that is important to you. We encourage you to read carefully this entire document, the REIT Charter and REIT Bylaws and the other documents we refer to for a more complete understanding of the REIT stock following the Merger.

Authorized Capital

The REIT Charter authorizes the REIT to issue up to 447,000,000 shares of stock, consisting of 371,000,000 shares of Class A common stock, par value $0.01 per share, 56,000,000 shares of Class B common stock, par value $0.01 per share, and 20,000,000 shares of REIT preferred stock, par value $0.01 per share. Upon completion of the Merger, up to approximately 277,073,192 shares of REIT Class A common stock, 19,159,576 shares of REIT Class B common stock and no shares of REIT preferred stock are expected to be issued and outstanding.

As permitted by Maryland law, the REIT Charter authorizes the REIT board of directors, with the approval of a majority of the entire board of directors and without any action by the REIT’s shareholders, to amend the REIT Charter to increase or decrease the aggregate number of authorized shares of REIT stock or the number of authorized shares of any class or series of REIT stock.

Under Maryland law, shareholders generally are not personally liable for the REIT’s debts or obligations solely as a result of their status as shareholders.

REIT Common Stock

All of the shares of REIT Class A common stock and REIT Class B common stock offered by this proxy statement/prospectus will be duly authorized, and, when issued, will be fully paid and nonassessable. Subject to the preferential rights, if any, of holders of any other class or series of shares of REIT stock and to the provisions of the REIT Charter relating to the restrictions on ownership and transfer of REIT stock, holders of shares of REIT common stock are entitled to receive distributions when authorized by the REIT board of directors and declared by the REIT out of assets legally available for distribution to shareholders and will be entitled to share ratably in assets legally available for distribution to shareholders in the event of the REIT’s liquidation, dissolution or winding up after payment of or adequate provision for all of its known debts and liabilities.

Subject to the provisions of the REIT Charter regarding the restrictions on ownership and transfer of REIT stock, except as may be otherwise specified in the terms of any class or series of REIT stock, and, except as noted below, each outstanding share of REIT Class A common stock entitles the holder to one vote and each outstanding share of REIT Class B common stock entitles the holder to ten votes on each matter on which holders of REIT stock are entitled to vote, and, except as may be provided with respect to any other class or series of REIT stock, the holders of shares of REIT Class A common stock and REIT Class B common stock will possess the exclusive voting power.

In the election of directors, subject to the rights, if any, of holders of any class or series of REIT preferred stock to elect or remove one or more additional directors, the holders of REIT Class A common stock voting as a separate class will be entitled to elect 25% of the entire REIT board of directors immediately after such election rounded up to the nearest whole number of directors, whom we refer to as the REIT Class A directors, and holders of REIT Class B common stock voting as a separate class will be entitled to elect the remaining directors up for election in any year in which directors are to be elected by the REIT shareholders, whom we refer to as the

REIT Class B directors; provided, however, if on the close of business on the record date for any shareholders meeting at which REIT directors are to be elected, (i) the total number of issued and outstanding shares of REIT Class A common stock is less than 10% of the aggregate number of issued and outstanding shares of REIT Class A common stock and REIT Class B common stock, then all the directors to be elected at such meeting will be elected by the holders of REIT Class A common stock and REIT Class B common stock voting together as a single class, or (ii) the total number of outstanding shares of REIT Class B common stock is less than 500,000, then the holders of REIT Class A Common Stock will continue to have the right, voting as a separate class, to elect 25% of the entire REIT board of directors immediately after such election rounded up to the nearest whole number of directors and the right to vote together with the holders of the REIT Class B common stock to elect the remaining members of the board of directors up for election in any year in which directors are to be elected by the REIT shareholders, provided further that, in each instance, subject to the provisions of the REIT Charter regarding the restrictions on ownership and transfer of REIT stock, each share of REIT Class A common stock will entitle the holder thereof to one vote and each share of REIT Class B common stock will entitle the holder thereof to ten votes.

The holders of shares of REIT Class A common stock and REIT Class B common stock will vote as separate classes:

•	for the election of directors (subject to exceptions described above);

•	to amend the REIT Charter or REIT Bylaws or approve a merger or consolidation of the REIT with or into another entity if the amendment, merger or consolidation would adversely alter the rights, preferences, privileges or restrictions granted or imposed with respect to the particular class relative to the shares of any other class; and

•	on all matters as to which class voting may be required by applicable Maryland law.

Holders of shares of REIT Class A common stock and, except for the conversion rights discussed below, holders of shares of REIT Class B common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any securities of the REIT. Subject to the provisions of the REIT Charter regarding the restrictions on ownership and transfer of REIT stock and the exceptions discussed below, shares of REIT Class A common stock and REIT Class B common stock will have equal distribution, liquidation and other rights. Holders of shares of REIT Class B common stock will be entitled to convert, at any time and at their election, each share of REIT Class B common stock into one share of REIT Class A common stock. Shares of REIT Class A common stock are not convertible.

The REIT Charter provides that if (i) the REIT board of directors authorizes and the REIT declares any stock dividend with respect to any class of REIT common stock, the REIT must at the same time declare a proportionate stock dividend with respect to each other class of REIT common stock and (ii) the shares of any class of REIT common stock are combined or subdivided, the shares of each other class of REIT common stock must be combined or subdivided in an equivalent manner. In the discretion of the REIT board of directors, dividends payable in shares of REIT Class A common stock may be paid with respect to shares of any class of REIT common stock, but dividends payable in shares of REIT Class B common stock may be paid only with respect to shares of REIT Class B common stock.

If the holding company merger proposal is approved by Forest City’s shareholders and the Merger is completed, and the REIT Conversion is thereafter completed, we currently intend to thereafter pay regular quarterly cash dividends. See “Dividend and Distribution Policy”.

Power to Increase or Decrease Authorized Shares of Stock, Reclassify Unissued Shares of Stock and Issue Additional Shares of Common and Preferred Stock

As permitted under the MGCL, the REIT Charter authorizes the REIT board of directors, with the approval of a majority of the entire board and without shareholder approval, to amend the REIT Charter to increase or decrease the aggregate number of shares of REIT stock or the number of shares of any class or series of shares of REIT stock that the REIT is authorized to issue. At the Special Meeting, Forest City shareholders will be asked to consider and vote upon a proposal to approve the provision in the REIT Charter described in the preceding sentence.

In addition, the REIT Charter authorizes the REIT board without shareholder approval to authorize the issuance from time to time of shares of REIT stock of any class or series, including preferred stock. The REIT Charter also authorizes the REIT board of directors to classify and reclassify any unissued shares of REIT common stock or preferred stock into other classes or series of stock, including one or more classes or series of stock that have priority over the REIT Class A common stock and the REIT Class B common stock with respect to distributions or upon liquidation, and authorize the REIT to issue the newly classified shares. Prior to the issuance of shares of each new class or series, the REIT board of directors is required by Maryland law and by the REIT Charter to set, subject to the provisions of the REIT Charter regarding the restrictions on ownership and transfer of REIT stock, the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. These actions may be taken without the approval of holders of REIT common stock unless such approval is required by applicable law, the terms of any other class or series of REIT stock or the rules of any stock exchange or automated quotation system on which any shares of REIT stock are listed or traded. Therefore, the REIT board of directors could authorize the issuance of shares of common or preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a change in control or other transaction that might involve a premium price for REIT common stock or otherwise be in the best interest of the REIT shareholders. Upon completion of the Merger, no shares of REIT preferred stock are expected to be issued and outstanding, and the REIT board of directors has no present plans to authorize the issuance of any such shares of REIT preferred stock.

The REIT believes that the power of the REIT board of directors (i) to approve amendments to the REIT Charter to increase or decrease the number of authorized shares of REIT stock or the number of authorized shares of any class or series of REIT stock, (ii) to authorize the REIT to issue additional authorized but unissued shares of common or preferred stock and to classify or reclassify unissued shares of common or preferred stock and (iii) thereafter to authorize the REIT to issue such classified or reclassified shares of stock will provide the REIT with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise.

Restrictions on Ownership and Transfer

In order for the REIT to qualify as a real estate investment trust under the Code, REIT stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year (other than the first year for which we plan to elect to be taxed as a real estate investment trust under the Code). Also, not more than 50% of the value of the outstanding shares of REIT stock (after taking into account certain options to acquire shares of REIT stock) may be owned, directly or indirectly or through application of certain attribution rules, by five or fewer individuals at any time during the last half of a taxable year (other than the first taxable year for which we elect to be taxed as a real estate investment trust under the Code).

The REIT Charter includes restrictions concerning the ownership and transfer of shares of REIT stock. The REIT board of directors may, from time to time, grant waivers from these restrictions, in its sole discretion. The relevant sections of the REIT Charter provide that, subject to the exceptions described below, no person or entity may own, or be deemed to own, beneficially or by virtue of the applicable constructive ownership provisions of the Code, more than 9.8%, in value or in number of shares, whichever is more restrictive, of the outstanding shares of REIT common stock (the “common stock ownership limit”) or 9.8% in value of the outstanding shares of all classes or series of REIT stock (the “aggregate stock ownership limit”). We refer to the common stock ownership limit and the aggregate stock ownership limit collectively as the “ownership limits.” We refer to the person or entity that, but for operation of the ownership limits or another restriction on ownership and transfer of REIT stock as described below, would beneficially own or constructively own shares of REIT stock in violation of such limits or restrictions and, if appropriate in the context, a person or entity that would have been the record owner of such shares of REIT stock as a “prohibited owner.”

The applicable constructive ownership rules under the Code are complex and may cause shares of REIT stock owned beneficially or constructively by a group of related individuals and/or entities to be treated as owned beneficially or constructively by one individual or entity. As a result, the acquisition of less than 9.8%, in value or in number of shares, whichever is more restrictive, of the outstanding shares of REIT common stock, or less than 9.8% in value of the outstanding shares of all classes and series of REIT stock (or the acquisition by an individual or entity of an interest in an entity that owns, beneficially or constructively, shares of REIT stock), could, nevertheless, cause that individual or entity, or another individual or entity, to own beneficially or constructively shares of REIT stock in excess of the ownership limits.

The REIT board of directors, in its sole discretion, may exempt, prospectively or retroactively, a particular shareholder from the ownership limits or establish a different limit on ownership (the “excepted holder limit”) if the REIT board of directors determines that:

•	no individual’s beneficial or constructive ownership of REIT stock will result in the REIT being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a real estate investment trust under the Code; and

•	such shareholder does not and will not own, actually or constructively, an interest in a tenant of the REIT (or a tenant of any entity owned or controlled by the REIT) that would cause the REIT to own, actually or constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant (or the REIT board of directors determines that revenue derived from such tenant will not affect the REIT’s ability to qualify as a real estate investment trust under the Code).

Any violation or attempted violation of any such representations or undertakings will result in such shareholder’s shares of REIT stock being automatically transferred to a charitable trust. As a condition of granting the waiver or establishing the excepted holder limit, the REIT board of directors may require an opinion of counsel or a ruling from the IRS, in either case in form and substance satisfactory to the REIT board of directors, in its sole discretion, in order to determine or ensure the REIT’s status as a real estate investment trust under the Code and such representations and undertakings from the person requesting the exception as the REIT board of directors may require in its sole discretion to make the determinations above. The REIT board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such a waiver or establishing an excepted holder limit.

In connection with granting a waiver of the ownership limits or creating an excepted holder limit or at any other time, the REIT board of directors may from time to time increase or decrease the common stock ownership limit, the aggregate stock ownership limit or both, for one or more persons, unless, after giving effect to such increase, five or fewer individuals could beneficially own, in the aggregate, more than 49.9% in value of the outstanding shares of REIT stock or the REIT would otherwise fail to qualify as a real estate investment trust under the Code. A reduced ownership limit will not apply to any person or entity whose percentage ownership of REIT common stock or REIT stock of all classes and series, as applicable, is, at the effective time of such reduction, in excess of such decreased ownership limit until such time as such person’s or entity’s percentage ownership of REIT common stock or REIT stock of all classes and series, as applicable, equals or falls below the decreased ownership limit, but any further acquisition of shares of REIT common stock or stock of all classes or series, as applicable, will violate the decreased ownership limit.

The REIT Charter further prohibits:

•	any person from beneficially or constructively owning, applying certain attribution rules of the Code, shares of REIT stock that would result in the REIT being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause the REIT to fail to qualify as a real estate investment trust under the Code; and

•	any person from transferring shares of REIT stock if the transfer would result in shares of REIT stock being beneficially owned by fewer than 100 persons (determined under the principles of Section 856(a)(5) of the Code).

Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of shares of REIT stock that will or may violate the ownership limits or any of the other restrictions on ownership and transfer of REIT stock described above, or who would have owned shares of REIT stock transferred to the trust as described below, must immediately give written notice to the REIT of such event or, in the case of an attempted or proposed transaction, give the REIT at least 15 days’ prior written notice and provide the REIT with such other information as the REIT may request in order to determine the effect of such transfer on the REIT’s status as a real estate investment trust under the Code.

If any transfer of shares of REIT stock would result in shares of REIT stock being beneficially owned by fewer than 100 persons, the transfer will be null and void and the intended transferee will acquire no rights in the shares. In addition, if any purported transfer of shares of REIT stock or any other event would otherwise result in any person violating the ownership limits or an excepted holder limit established by the REIT board of directors, or in the REIT being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a real estate investment trust under the Code, then that number of shares (rounded up to the nearest whole share) that would cause the violation will be automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations selected by the REIT, and the intended transferee or other prohibited owner will acquire no rights in the shares. The automatic transfer will be effective as of the close of business on the business day prior to the date of the violative transfer or other event that results in a transfer to the trust. If the transfer to the trust as described above is not automatically effective, for any reason, to prevent violation of the applicable ownership limits or the REIT being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or the REIT otherwise failing to qualify as a real estate investment trust under the Code, then the REIT Charter provides that the transfer of the shares will be null and void and the intended transferee will acquire no rights in such shares.

Shares of REIT stock held in the trust will be issued and outstanding shares. The prohibited owner will not benefit economically from ownership of any shares of REIT stock held in the trust and will have no rights to distributions and no rights to vote or other rights attributable to the shares of REIT stock held in the trust. The trustee of the trust will exercise all voting rights and receive all distributions with respect to shares held in the trust for the exclusive benefit of the charitable beneficiary of the trust. Any distribution made before the REIT discovers that the shares have been transferred to a trust as described above must be repaid by the recipient to the trustee upon demand by the REIT. Subject to Maryland law, effective as of the date that the shares have been transferred to the trust, the trustee will have the authority to rescind as void any vote cast by a prohibited owner before the REIT’s discovery that the shares have been transferred to the trust and to recast the vote in accordance with the desires of the trustee acting for the benefit of the charitable beneficiary of the trust. However, if the REIT has already taken irreversible corporate action, then the trustee may not rescind and recast the vote.

Shares of REIT stock transferred to the trustee are deemed offered for sale to the REIT, or the REIT’s designee, at a price per share equal to the lesser of (i) the price paid by the prohibited owner for the shares (or, in the case of a devise or gift, the market price at the time of such devise or gift) and (ii) the market price on the date the REIT accepts, or the REIT’s designee, accepts such offer. The REIT may reduce the amount so payable to the trustee by the amount of any distribution that the REIT made to the prohibited owner before the REIT discovered that the shares had been automatically transferred to the trust and that are then owed by the prohibited owner to the trustee as described above, and the REIT may pay the amount of any such reduction to the trustee for distribution to the charitable beneficiary. The REIT has the right to accept such offer until the trustee has sold the shares of REIT stock held in the trust as discussed below. Upon a sale to the REIT, the interest of the charitable beneficiary in the shares sold terminates, and the trustee must distribute the net proceeds of the sale to the prohibited owner and must distribute any distributions held by the trustee with respect to such shares to the charitable beneficiary.

If the REIT does not buy the shares, the trustee must, within 20 days of receiving notice from the REIT of the transfer of shares to the trust, sell the shares to a person or entity designated by the trustee who could own the shares without violating the ownership limits or the other restrictions on ownership and transfer of REIT stock. After the sale of the shares, the interest of the charitable beneficiary in the shares transferred to the trust will terminate and the trustee must distribute to the prohibited owner an amount equal to the lesser of (i) the price paid by the prohibited owner for the shares (or, if the prohibited owner did not give value for the shares in connection with the event causing the shares to be held in the trust (for example, in the case of a gift, devise or other such transaction), the market price of the shares on the day of the event causing the shares to be held in the trust) and (ii) the sales proceeds (net of any commissions and other expenses of sale) received by the trust for the shares. The trustee may reduce the amount payable to the prohibited owner by the amount of any distribution that the REIT paid to the prohibited owner before the REIT discovered that the shares had been automatically transferred to the trust and that are then owed by the prohibited owner to the trustee as described above. Any net sales proceeds in excess of the amount payable to the prohibited owner must be paid immediately to the charitable beneficiary, together with any distributions thereon. In addition, if, prior to the discovery by the REIT that shares of stock have been transferred to a trust, such shares of stock are sold by a prohibited owner, then such shares will be deemed to have been sold on behalf of the trust and, to the extent that the prohibited owner received an amount for or in respect of such shares that exceeds the amount that such prohibited owner was entitled to receive, such excess amount will be paid to the trustee upon demand. The prohibited owner has no rights in the shares held by the trustee.

In addition, if the REIT board of directors determines that a transfer or other event has taken place that would violate the restrictions on ownership and transfer of REIT stock described above, the REIT board of directors may take such action as it deems advisable to refuse to give effect to or to prevent such transfer, including causing the REIT to redeem shares of REIT stock, refusing to give effect to the transfer on the REIT books or instituting proceedings to enjoin the transfer.

Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of REIT stock, within 30 days after the end of each taxable year, must give the REIT written notice stating the shareholder’s name and address, the number of shares of each class and series of REIT stock that the shareholder beneficially owns and a description of the manner in which the shares are held. Each such owner must provide to the REIT in writing such additional information as the REIT may request in order to determine the effect, if any, of the shareholder’s beneficial ownership on the REIT’s status as a real estate investment trust and to ensure compliance with the ownership limits. In addition, any person or entity that is a beneficial owner or constructive owner of shares of REIT stock and any person or entity (including the shareholder of record) who is holding shares of REIT stock for a beneficial owner or constructive owner must, on request, provide to the REIT such information as the REIT may request in order to determine the REIT’s status as a real estate investment trust and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the ownership limits.

These restrictions on ownership and transfer of REIT stock will not apply if the REIT board of directors determines that it is no longer in the REIT’s best interests to attempt to qualify, or to continue to qualify, as a real estate investment trust or that compliance is no longer required.

The restrictions on ownership and transfer of REIT stock described above could delay, defer or prevent a transaction or a change in control that might involve a premium price for REIT common stock or otherwise be in the best interest of the REIT’s shareholders.

Transfer Agent and Registrar

The transfer agent and registrar for REIT common stock will be Wells Fargo Shareowner Services, a division of Wells Fargo Bank, N.A., Mendota Heights, Minnesota.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF THE REIT CHARTER AND REIT BYLAWS

The following summary of certain provisions of Maryland law and the REIT Charter and REIT Bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law and the REIT Charter and REIT Bylaws, copies of which are attached as Annex B-1 and Annex B-2, respectively, to this proxy statement/prospectus.

The REIT Board of Directors

The REIT board of directors will initially consist of thirteen directors. Immediately following the Merger, the REIT board of directors will consist of the same individuals who comprise the Forest City board of directors immediately prior to the Merger.

The REIT Charter provides that the number of REIT directors may only be increased or decreased pursuant to the REIT Bylaws. The REIT Bylaws provide that the number of REIT directors may be established, increased or decreased by the REIT board of directors but, unless the REIT Bylaws are amended, may not be fewer than eleven nor more than 15.

Election of Directors; Removals; Vacancies

Under the REIT Charter, subject to the rights, if any, of holders of any class or series of REIT preferred stock to elect or remove one or more additional directors, the holders of REIT Class A common stock voting as a separate class are entitled to elect 25% of the entire REIT board of directors immediately after such election rounded up to the nearest whole number of directors and holders of REIT Class B common stock voting as a separate class are entitled to elect the remaining directors up for election in any year in which directors are to be elected by the REIT shareholders; provided, however, if on the close of business on the record date for any shareholders meeting at which REIT directors are to be elected, (i) the total number of issued and outstanding shares of REIT Class A common stock is less than 10% of the aggregate number of issued and outstanding shares of REIT Class A common stock and REIT Class B common stock, then all the directors to be elected at such meeting will be elected by the holders of REIT Class A common stock and REIT Class B common stock voting together as a single class, or (ii) the total number of outstanding shares of REIT Class B common stock is less than 500,000 shares, then the holders of REIT Class A common Stock will continue to have the right, voting as a separate class, to elect 25% of the entire REIT board of directors immediately after such election rounded up to the nearest whole number of directors and the right to vote together with the holders of the REIT Class B common stock to elect the remaining members of the board of directors up for election in any year in which directors are to be elected by the REIT shareholders, provided further that, in each instance, subject to the provisions of the REIT Charter regarding the restrictions on ownership and transfer of REIT stock, each share of REIT Class A common stock will entitle the holder thereof to one vote and each share of REIT Class B common stock will entitle the holder thereof to ten votes.

The REIT Class A directors will be elected by a plurality of the votes cast by the holders of REIT Class A common stock in the election of directors and the REIT Class B directors will be elected by a plurality of the votes cast by the holders of REIT Class B common stock in the election of directors; provided, however, in the event that the holders of REIT Class A common stock and REIT Class B common stock vote together as a class to elect one or more REIT directors, such directors will be elected by a plurality of all the votes cast in the election of directors by the holders of REIT Class A common stock and REIT Class B common stock vote together as a class. Each REIT director will be elected by the REIT shareholders as set forth above to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies. There will be no cumulative voting in the election of REIT directors. Consequently, when voting as separate classes, the holders of a majority of the outstanding shares of REIT Class A common stock will be able to elect all of the REIT Class A directors then standing for election, the holders of a majority of the outstanding shares of REIT Class B common stock will be able to elect all of the REIT Class B directors then standing for election, and the holders of the remaining shares of REIT common stock will not be able to elect any directors.

The REIT Bylaws provide that a majority of the directors elected by the holders of REIT Class A common stock may fill any REIT Class A director vacancy, and a majority of the directors elected by the holders of REIT Class B common stock may fill any REIT Class B director vacancy, in each instance, that is created by an increase in the number of directors or by any other cause, even if the number of REIT Class A directors or number of REIT Class B directors is less than a quorum of the REIT board of directors. Any individual elected to fill a vacancy as a director will serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies.

The REIT Charter provides that, subject to the rights of holders of shares of one or more classes or series of REIT preferred stock to elect or remove one or more directors, (a) any REIT Class A director may be removed as a director at any time by the affirmative vote of holders of shares of REIT Class A common stock entitled to cast a majority of all the votes entitled to be cast generally in the election of Class A directors, with or without cause, and (b) any REIT Class B director may be removed as a director at any time by the affirmative vote of holders of shares of REIT Class B common stock entitled to cast a majority of the votes entitled to be cast generally in the election of REIT Class B directors, with or without cause. The REIT Charter further provides that notwithstanding an election by the REIT to be subject to the provisions of Subtitle 8 (as discussed below) relating to a classified board and a two-thirds vote requirement for removing directors, a REIT director may only be removed in accordance with the standards set forth in the REIT Charter (as described above).

Business Combinations

Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any interested shareholder, or an affiliate of such an interested shareholder, are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. Maryland law defines an interested shareholder as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested shareholder if the board of directors approved in advance the transaction by which the person otherwise would have become an interested shareholder. In approving a transaction, however, the board of directors may provide that its approval is subject to compliance, at or after the time of the approval, with any terms and conditions determined by it.

After such five-year period, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These supermajority approval requirements do not apply if, among other conditions, the corporation’s common shareholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by a Maryland corporation’s board of directors prior to the time that the interested shareholder becomes an interested shareholder. Pursuant to the statute, the REIT intends to elect, by resolution of the REIT board of directors, to exempt from the Maryland Business Combination Act all business combinations between the REIT and any other person, provided that such business combination is first approved by the REIT board of directors (including a majority of directors who are not affiliates or associates of such person). As a result, any person described above may be able to enter into business combinations with the REIT that may not be in the best interest of the REIT’s shareholders, without compliance by the REIT with the supermajority vote requirements and other provisions of the statute.

The REIT cannot assure you that the REIT board of directors will not opt to be subject to such business combination provisions in the future. However, an alteration or repeal of this resolution will not have any effect on any business combinations that have been consummated or upon any agreements existing at the time of such modification or repeal.

Control Share Acquisitions

The MGCL provides that a holder of “control shares” of a Maryland corporation acquired in a “control share acquisition” has no voting rights with respect to such shares except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter, excluding shares of stock of the corporation in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of such shares in the election of directors: (i) a person who has made or proposes to make the control share acquisition; (ii) an officer of the corporation or (iii) an employee of the corporation who is also a director of the corporation. “Control shares” are voting shares of stock which, if aggregated with all other such shares of stock owned by the acquirer, or in respect of which the acquirer is entitled to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (A) one-tenth or more but less than one-third; (B) one-third or more but less than a majority or (C) a majority or more of all voting power. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A “control share acquisition” means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an “acquiring person statement” as described in the MGCL), may compel the corporation’s board of directors to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an “acquiring person statement” as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem for fair value any or all of the control shares (except those for which voting rights have previously been approved). Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of shareholders is held at which the voting rights of such shares are considered and not approved, as of the date of the meeting. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to exercise or direct the exercise of a majority of all voting power, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The control share acquisition statute does not apply to (i) shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or (ii) acquisitions of shares previously approved or exempted by the charter or bylaws of the corporation.

As permitted by the MGCL, the REIT Bylaws contain a provision opting out of the Maryland Control Share Acquisition Act. This provision may be amended or eliminated at any time in the future by the REIT board of directors.

Subtitle 8

Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions of the MGCL which provide, respectively, for:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of the board of directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; or

•	a majority requirement for the calling of a special meeting of shareholders.

The REIT has not elected to be subject to any of the provisions of Subtitle 8. Through provisions in the REIT Charter and REIT Bylaws unrelated to Subtitle 8, the REIT already will require, unless called by its chairman, chief executive officer, president or board of directors, the written request of shareholders entitled to cast a majority of all votes entitled to be cast at such a meeting on such matter to call a special meeting on any matter.

Approval of Extraordinary Actions; Amendments to the REIT Charter and REIT Bylaws

Under the MGCL, a Maryland corporation generally may not dissolve, merge or consolidate with, or convert to, another entity, sell all or substantially all of its assets or engage in a statutory share exchange unless the action is declared advisable by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. The REIT Charter provides that these actions must be approved by a majority of all of the votes entitled to be cast on the matter.

The REIT Charter generally may be amended only if such amendment is declared advisable by the REIT board of directors and approved by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

In addition, the holders of shares of REIT Class A common stock and REIT Class B common stock, voting as separate classes, have the right to approve, by the affirmative vote of the holders of a majority of the outstanding shares of the affected class, any merger or consolidation of the REIT with or into another entity or amendment to the REIT Charter or REIT Bylaws that would adversely alter the rights, preferences, privileges or restrictions granted or imposed with respect to the particular class relative to the shares of any other class.

The REIT Charter and REIT Bylaws provide that except for amendments (i) that would adversely alter the rights, preferences, privileges or restrictions granted or imposed with respect to the particular class relative to the shares of any other class, which amendments must be approved by the holders of a majority of the outstanding shares of the affected class, voting as a separate class to the exclusion of any other unaffected class of stock, or (ii) relating to the minimum number of directors on the REIT board of directors and the vote required to amend such provisions, which amendments must be approved by the affirmative vote of at least two-thirds of the votes cast on the matter by the holders of REIT Class A common stock and REIT Class B common stock, voting together as a single class, the REIT board of directors has the exclusive power to adopt, alter or repeal any provision in the REIT Bylaws and to make new bylaws. At the Special Meeting, Forest City shareholders will be asked to consider and vote upon a proposal to approve the provisions of the REIT organizational documents described in the preceding sentence.

Meetings of Shareholders

Under the REIT Bylaws, annual meetings of shareholders will be held each year at a date and time determined by the REIT board of directors. Special meetings of shareholders may be called only by the REIT’s chairman, chief executive officer, president or the REIT board of directors. Additionally, the REIT Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders to act on any matter that may properly be considered at a meeting of shareholders must also be called by the REIT’s secretary upon the written request of the shareholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at the meeting. Only matters set forth in the notice of the special meeting may be considered and acted upon at such a meeting.

At the Special Meeting, Forest City shareholders will be asked to consider and vote upon a proposal to approve a provision in the REIT Bylaws that sets the threshold for REIT shareholders to call a special meeting of shareholders at a majority of all votes entitled to be cast.

Advance Notice of Director Nominations and New Business

The REIT Bylaws provide that nominations of individuals for election as directors and proposals of business to be considered by shareholders at any annual meeting may be made only (1) pursuant to the REIT’s notice of the meeting, (2) by or at the direction of the REIT board of directors or (3) by any shareholder who was a shareholder of record at the record date set by the REIT board for the purpose of determining shareholders entitled to vote at the meeting, at the time of giving the notice required by the REIT Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each of the individuals so nominated or on such other proposed business and who has complied with the advance notice procedures of the REIT Bylaws. Shareholders generally must provide notice to the REIT’s secretary not earlier than the 150th day or later than the close of business on the 120th day before the first anniversary of the date that the REIT’s proxy statement is released to the shareholders for the preceding year’s annual meeting of shareholders.

Only the business specified in the notice of the meeting may be brought before a special meeting of shareholders. Nominations of individuals for election as directors at a special meeting of shareholders may be made only (1) by or at the direction of the REIT board of directors, (2) by a shareholder that has requested that a special meeting be called for the purpose of electing directors in compliance with the REIT Bylaws and that has supplied the information required by the REIT Bylaws about each individual whom the shareholder proposes to nominate for election of directors or (3) if the special meeting has been called in accordance with the REIT Bylaws for the purpose of electing directors, by any shareholder who was a shareholder of record at the record date set by the REIT board for purposes of determining shareholders entitled to vote at the meeting, at the time of giving the notice required by the REIT Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice procedures of the REIT Bylaws. Shareholders generally must provide notice to the REIT’s secretary not earlier than the 120th day before such special meeting or later than the later of the close of business on the 90th day before the special meeting or the tenth day after the first public announcement of the date of the special meeting and the nominees proposed by the REIT’s board of directors to be elected at the meeting.

A shareholder’s notice must contain certain information specified by the REIT Bylaws about the shareholder, its affiliates and any proposed business or nominee for election as a directors, including information about the economic interest of the shareholder, its affiliates and any proposed nominee in the REIT.

Exclusive Forum

The REIT Bylaws provide that, unless the REIT board of directors agrees otherwise, (a) any derivative action or proceeding, (b) any action asserting a claim of breach of any duty owed by any of the REIT’s directors, officers or other employees to the REIT or to the REIT’s shareholders, (c) any action asserting a claim against the REIT or any of the REIT’s directors, officers or other employees pursuant to the MGCL, the REIT Charter or the REIT

Bylaws and (d) claims governed by the internal affairs doctrine must be brought in the Circuit Court for Baltimore City, Maryland (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division).

Limitations of Liability and Indemnification of Directors and Officers

For information concerning limitations of liability and indemnification applicable to our directors and officers, see “Limitations of Liability and Indemnification of Directors and Officers”.

Restrictions on Ownership and Transfer of the REIT’s Stock

Except with regard to persons exempted by the REIT board of directors from the ownership and transfer restrictions of the REIT Charter, no person may beneficially or constructively own more than 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding REIT common stock or more than 9.8% (in value) of all classes or series of REIT stock. See “Description of REIT Stock—Restrictions on Ownership and Transfer”.

REIT Qualification

The REIT Charter provides that the REIT board of directors may revoke or otherwise terminate the REIT’s real estate investment trust election under the Code, without approval of the REIT’s shareholders, if it determines that it is no longer in the REIT’s best interests to continue to be qualified as a real estate investment trust under the Code.

COMPARISON OF RIGHTS OF SHAREHOLDERS OF FOREST CITY AND THE REIT

The following is a summary comparison of material differences between the rights of Forest City shareholders under the ORC and the Forest City articles and regulations, on the one hand, and the rights of REIT shareholders under the MGCL and the REIT Charter and REIT Bylaws, on the other hand. The summary set forth below is not intended to be an exhaustive discussion of the foregoing and may not contain all the information that is important to you. The summary set forth below assumes that the proposals regarding the REIT’s organizational documents will be adopted at the Special Meeting. In addition, the summary is qualified in its entirety by reference to the full text of the ORC, the Forest City articles and regulations, the MGCL and the REIT Charter and REIT Bylaws. We encourage you to carefully read the Forest City articles and regulations and the REIT Charter and REIT Bylaws in their entirety. For information on how to obtain the Forest City articles and regulations, see “Additional Information”. A copy of the proposed amendment to the Forest City articles can be found in the section of this proxy statement/prospectus entitled “Proposal to Amend the Forest City Articles of Incorporation” beginning on page 137 and a copy of the forms of the REIT Charter and REIT Bylaws are attached as Annex B-1 and Annex B-2, respectively, to this proxy statement/prospectus.

GENERAL

As a holder of Forest City Common Stock, your rights are governed by the ORC and the Forest City articles and regulations. If the Merger is completed and the proposals regarding the REIT’s organizational documents are adopted, shareholders of Forest City will become shareholders of the REIT and your rights as a holder of shares of REIT common stock will be governed by the MGCL and the REIT Charter and REIT Bylaws. There are several differences between Ohio and Maryland law, as well as between the organizational documents of Forest City and the REIT.

The REIT Charter and REIT Bylaws may contain provisions that could have the effect of delaying, deferring or preventing a transaction or a change in control of the REIT by means of a tender offer, proxy contest or otherwise that might involve a premium price for holders of shares of REIT common stock or otherwise be in the best interest of REIT shareholders. See “Comparison of Rights of Shareholders of Forest City and the REIT—Certain Takeover Defense Provisions of Maryland Law and the REIT Charter and REIT Bylaws”.

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Corporate Structure

Forest City is an Ohio corporation that is taxed as a C corporation for U.S. federal income tax purposes. The rights of Forest City shareholders are governed by the ORC and the Forest City organizational documents.	The REIT is a Maryland corporation that will be organized in a manner designed to enable it to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016. The rights of REIT shareholders are governed by the MGCL and the REIT Charter and REIT Bylaws.

Standard of Conduct

The ORC requires that a director perform his or her duties in good faith, in a manner the director reasonably believes to be in or not opposed to the best interest of the corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. A violation of this standard of conduct in any action brought against a director must be proved by clear and convincing evidence.	The MGCL requires that a director perform his or her duties in good faith, in a manner the director reasonably believes to be in the best interest of the corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In addition, under the MGCL, any act of a director of a corporation is presumed to satisfy this standard of conduct, and any act of a director relating to or affecting an acquisition or a potential acquisition

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of control of a corporation may not be subject to a higher duty or greater scrutiny than is applied to any other act of a director.

Authorized Capital

The Forest City articles authorize Forest City to issue up to 447,000,000 shares of capital stock consisting of 371,000,000 shares of Class A Common Stock, par value $.33 1⁄3 per share, 56,000,000 shares of Class B Common Stock, par value $.33 1⁄3 per share, and 20,000,000 shares of undesignated preferred stock, without par value. As of August 31, 2015, 239,812,357 shares of Forest City Class A Common Stock were issued and outstanding, and 18,885,818 shares of Forest City Class B Common Stock were issued and outstanding. As of the same date, there were no shares of Forest City preferred stock outstanding.	The REIT Charter authorizes the REIT to issue up to 447,000,000 shares of stock, consisting of 371,000,000 shares of Class A common stock, par value $0.01 per share, 56,000,000 shares of Class B common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, par value $0.01 per share.

Classification and Issuance of Stock

The ORC provides that a corporation’s board of directors may, without shareholder approval, authorize the issuance of shares of capital stock, and may determine the time when, the terms under which and the consideration for which the corporation may issue the shares. In addition, the Forest City articles authorize the Forest City board of directors to issue shares of preferred stock in one or more series and to adopt amendments to the Forest City articles, without shareholder approval, to fix or change the express terms of the preferred shares, including the series, designation and the authorized number of shares, the voting rights, the terms and rates of any dividend and distribution rights, the liquidation price, the redemption rights and prices, sinking fund requirements, conversion rights, and restrictions on the issuance of shares of the same series or any other series.	As permitted under the MGCL, the REIT Charter authorizes the REIT board of directors, without shareholder approval, to classify and reclassify any unissued shares of REIT stock into other classes or series of stock and authorizes the REIT to issue the newly classified shares. Prior to the issuance of shares of each new class or series, the REIT board of directors is required by Maryland law and by the REIT Charter to set, subject to the provisions of the REIT Charter regarding the restrictions on ownership and transfer of REIT stock, the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series.

Amendment of Articles or Charter

Under the ORC, amendments to the Forest City articles require the affirmative vote of the holders of at least a majority of the outstanding shares of Forest City capital stock entitled to vote thereon, considered for these purposes as one class. Pursuant to the Forest City articles, any amendment to the Forest City articles which would adversely alter the relative rights, preferences, privileges or restrictions granted or imposed with respect to the shares of a class must be approved by the affirmative vote of at least two-thirds of the outstanding shares of the affected class. The	Under the MGCL, a Maryland corporation generally may not amend its charter unless declared advisable by its board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. The REIT Charter provides that amendments generally may be approved by a majority of all of the votes entitled to be cast on the matter.

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Forest City articles also permit the Forest City board of directors to amend the articles without shareholder approval to fix or change the terms of any unissued or treasury shares of preferred stock or to the extent permitted under the ORC.

In addition, the holders of shares of REIT Class A common stock and REIT Class B common stock, voting as separate classes, must approve, by the affirmative vote of the holders of a majority of the outstanding shares of the affected class, any amendment to the REIT Charter that would adversely alter the rights, preferences, privileges or restrictions granted or imposed with respect to the particular class relative to the shares of any other class.

Under the MGCL, a Maryland corporation may also provide in its charter that the board of directors, with the approval of a majority of the entire board, and without action by the shareholders, may amend the charter to increase or decrease the aggregate number of shares of stock that the corporation is authorized to issue or the number of shares of stock of any class or series that the corporation is authorized to issue. The REIT Charter provides the REIT board of directors with such power.

Amendment of Regulations or Bylaws

The Forest City regulations provide that the regulations may be amended, or new regulations adopted, (i) at any shareholder meeting called for that purpose by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of Forest City entitled to vote thereon, voting as a single class, (ii) without a shareholder meeting, by the written consent of at least two-thirds of the outstanding shares of capital stock of Forest City entitled to vote thereon, voting as a single class, or (iii) by the Forest City board of directors, to the extent permitted by the ORC. Any amendment to the Forest City regulations which would adversely alter the relative rights, preferences, privileges or restrictions granted or imposed with respect to the shares of a class of Forest City stock must be approved by the affirmative vote of at least two-thirds of the outstanding shares of the affected class.	As permitted by the MGCL, the REIT Charter and REIT Bylaws provide that the REIT board of directors has the exclusive power to adopt, alter or repeal any provision in the REIT Bylaws and to make new bylaws, except for amendments (i) that would adversely alter the rights, preferences, privileges or restrictions granted or imposed with respect to a particular class relative to the shares of any other class, which amendments must be approved by the holders of a majority of the outstanding shares of the affected class, voting as a separate class to the exclusion of any other unaffected class of stock, and (ii) relating to the minimum number of directors on the REIT board of directors and the vote required to amend such provisions, which amendments must be approved by the affirmative vote of at least two-thirds of the votes cast on the matter by the holders of REIT Class A common stock and REIT Class B common stock, voting together as a single class.

Right to Call Special Shareholder Meetings

The Forest City regulations provide that special meetings of shareholders may be called by order of the board of directors or the Corporate Secretary of Forest City if a request in writing for such a meeting is delivered to the Corporate Secretary signed by the holders of record of not less than 25% of the shares of Forest City outstanding capital stock that is entitled to	The REIT’s chairman, chief executive officer, president or the REIT board of directors may call special meetings of shareholders. Additionally, the REIT Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders to act on any matter that may

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vote. The Forest City board of directors may reschedule any previously scheduled annual or special meeting of the shareholders.	properly be considered at a meeting of shareholders must also be called by the REIT’s secretary upon the written request of the shareholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at the meeting.

Extraordinary Actions

The Forest City articles provide that, notwithstanding any provision of the ORC requiring for any purpose the affirmative vote of shareholders entitled to exercise two-thirds or any other proportion of the voting power of Forest City or of any class or classes of shares thereof, the affirmative vote of a majority of all of the votes entitled to be cast on a matter are required to approve such matter, except for certain actions which would adversely alter the relative rights, preferences, privileges or restrictions granted or imposed with respect to the particular class relative to the shares of any other class, which must also be approved by the holders of at least two-thirds of the outstanding shares of the affected class.	Under the MGCL, a Maryland corporation generally may not dissolve, merge or consolidate with, or convert to, another entity, sell all or substantially all of its assets or engage in a statutory share exchange unless the action is declared advisable by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. The REIT Charter provides that these actions must be approved by a majority of all of the votes entitled to be cast on the matter except for certain transactions that would adversely alter the rights, preferences, privileges or restrictions granted or imposed with respect to the particular class relative to the shares of any other class, which must also be approved by the holders of shares entitled to cast a majority of the outstanding votes of the affected class, voting as a separate class to the exclusion of any other unaffected class of stock.

Shareholder Action by Consent

Under the ORC, unless prohibited by Forest City’s organizational documents, any action that may be authorized or taken at a meeting of the shareholders may be authorized or taken without a meeting by the affirmative vote or approval of, and in a writing or writings signed by, all of the shareholders who would be entitled to notice of a meeting of the shareholders held for such purpose. The Forest City organizational documents do not expressly prohibit shareholders from taking any action without a meeting.	Under the MGCL, holders of common stock may take action only at an annual or special meeting of shareholders or by unanimous consent in lieu of a meeting unless the charter provides for a lesser percentage. The REIT Charter permits shareholder action by consent in lieu of a meeting to the extent permitted by the REIT Bylaws. The REIT Bylaws provide that, if the action is advised and submitted to the shareholders for approval by the REIT board, shareholder action may be taken without a meeting if a consent, setting forth the action so taken, is given in writing or by electronic transmission by shareholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of shareholders.

Number of Directors

The authorized number of the members of Forest City’s board of directors is currently set at thirteen	The REIT Charter provides that the number of REIT directors may only be increased or decreased pursuant

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directors, but may be increased at any time by Forest City’s shareholders at any meeting of shareholders called to elect directors at which a quorum is present, by the affirmative vote of the holders of shares representing a majority of the voting power of Forest City Common Stock. The Forest City regulations also authorize the board of directors to change the number of directors to a number not to be less than three or more than sixteen directors by resolution adopted by the board of directors at a meeting at which a quorum is present.	to the REIT Bylaws. The REIT Bylaws provide that the number of REIT directors may be established, increased or decreased by the REIT board of directors but, unless the REIT Bylaws are amended, may not be fewer than eleven nor more than 15.

Election of Directors

Under the Forest City articles, the holders of Forest City Class A Common Stock voting as a separate class are entitled to elect 25% of the authorized number of members of the Forest City board of directors rounded up to the nearest whole number and holders of Forest City Class B Common Stock voting as a separate class are entitled to elect the remaining Forest City directors elected in any year; provided, however, that if on the record date for any shareholder meeting at which directors of Forest City are to be elected, (i) the total number of issued and outstanding shares of Forest City Class A Common Stock (exclusive of treasury shares) is less than 10% of the aggregate number of issued and outstanding shares of Forest City Class A Common Stock and Forest City Class B Common Stock (exclusive of treasury shares), then all the directors of Forest City to be elected at such meeting will be elected by the holders of Forest City Common Stock voting together as a single class, or (ii) the total number of outstanding shares of Forest City Class B Common Stock is less than 500,000 shares, then the holders of Forest City Class A Common Stock will continue to have the right to elect 25% of the board of directors rounded up to the nearest whole number and the right to vote together with the holders of the Forest City Class B Common Stock to elect the remaining members of the Forest City board of directors; provided further that, in each instance, each share of Forest City Class A Common Stock will have one vote and each share of Forest City Class B Common Stock will have ten votes.

In addition, the ORC permits cumulative voting for the election of directors. To invoke cumulative voting, notice in writing must be given by any Forest City shareholder entitled to vote in the election of directors to the President, a Vice President or the Corporate

Under the REIT Charter, subject to the rights, if any, of holders of any class or series of REIT preferred stock to elect or remove one or more additional directors, the holders of REIT Class A common stock voting as a separate class are entitled to elect 25% of the entire REIT board of directors immediately after such election rounded up to the nearest whole number of directors and holders of REIT Class B common stock voting as a separate class are entitled to elect the remaining directors up for election in any year in which directors are to be elected by the REIT shareholders; provided, however, if on the close of business on the record date for any shareholders meeting at which REIT directors are to be elected, (i) the total number of issued and outstanding shares of REIT Class A common stock is less than 10% of the aggregate number of issued and outstanding shares of REIT Class A common stock and REIT Class B common stock, then all the directors to be elected at such meeting shall be elected by the holders of REIT Class A common stock and REIT Class B common stock voting together as a single class, or (ii) the total number of outstanding shares of REIT Class B common stock is less than 500,000, then the holders of REIT Class A Common Stock will continue to have the right, voting as a separate class, to elect 25% of the entire REIT board of directors immediately after such election rounded up to the nearest whole number of directors and the right to vote together with the holders of the REIT Class B common stock to elect the remaining members of the board of directors up for election in any year in which directors are to be elected by the REIT shareholders, provided further that, in each instance, subject to the provisions of the REIT Charter regarding the restrictions on ownership and transfer of REIT stock, each share of REIT Class A common stock will entitle the holder thereof to one

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Secretary of Forest City not less than 48 hours before the time fixed for the meeting that the Forest City shareholder desires cumulative voting with respect to the election of directors by a class of shareholders to which such shareholder belongs, and if an announcement of the giving of the notice is made upon the convening of the meeting by the Chairman or Corporate Secretary or by or on behalf of the shareholder giving the notice. If cumulative voting is in effect for a class, each holder of shares of that class will have the right to accumulate the voting power that such shareholder possesses at the election with respect to shares of that class. This means that each holder of shares of Forest City Class A Common Stock or Forest City Class B Common Stock, as the case may be, will have as many votes as equal the number of shares of that class of Forest City Common Stock owned by the holder multiplied by the number of directors to be elected by the holders of that class of Forest City Common Stock. These votes may be distributed among the total number of directors to be elected by the holders of that class of Forest City Common Stock or distributed among any lesser number, in the proportion as the holder may desire.

vote and each share of REIT Class B common stock will entitle the holder thereof to ten votes.

Under the MGCL, unless the charter or bylaws of a corporation provide otherwise, a plurality of all the votes cast at a meeting of shareholders at which a quorum is present is sufficient to elect a director. The REIT Class A directors will be elected by a plurality of the votes cast by holders of REIT Class A common stock in the election of directors and the REIT Class B directors will be elected by a plurality of the votes cast by holders of REIT Class B common stock in the election of directors; provided, however, in the event that the holders of REIT Class A common stock and REIT Class B common stock vote together as a class to elect one of more REIT directors, such directors will be elected by a plurality of all the votes cast in the election of directors by the holders of REIT Class A common stock and REIT Class B common stock voting together as a single class. Holders of REIT common stock will have no right to cumulative voting in the election of directors. Consequently, when voting as separate classes, the holders of a majority of the outstanding shares of REIT Class A common stock will be able to elect all of the REIT Class A directors then standing for election, the holders of a majority of the outstanding shares of REIT Class B common stock will be able to elect all of the REIT Class B directors then standing for election, and the holders of the remaining shares of REIT common stock will not be able to elect any directors.

Each REIT director will be elected by the REIT shareholders to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies.

Quorum at Shareholders Meetings

The Forest City regulations provide that the holders of record of a majority of the issued and outstanding voting shares of Forest City, present in person or by proxy, constitutes a quorum for a meeting of Forest City shareholders.	The REIT Bylaws provide that at any meeting of shareholders, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter constitutes a quorum.

Inspection Rights

Under the ORC, all shareholders of Forest City, upon written demand to Forest City stating the specific purpose thereof, have the right to examine, for any reasonable and proper purpose, the Forest City articles, the Forest City regulations, books and records of	Under the MGCL, any shareholder or his or her agent upon written request may inspect and copy the following corporate documents: (1) the bylaws; (2) minutes of the proceedings of shareholders; (3) the corporation’s annual statement of affairs; (4) any

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account, minutes and records of shareholders, and voting trust agreements of Forest City that are on file with Forest City, and to make copies or extracts thereof. In addition, upon the request of any shareholder at any meeting of shareholders, Forest City must produce to the requesting shareholder an alphabetically arranged list, or classified list, of the shareholders of record as of the applicable record date, with the shareholders entitled to vote, their respective addresses and the number and class of shares held by each.	voting trust agreements deposited with the corporation and (5) a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. In addition, one or more persons who together are and for at least six months have been shareholders of record of at least 5% of the outstanding stock of any class of stock of a Maryland corporation may inspect and copy the corporation’s books of account and stock ledger and may present a written request for a statement of the corporation’s affairs.

Appraisal Rights

Under the ORC, dissenting shareholders are entitled to appraisal rights in connection with certain amendments to a corporation’s articles of incorporation and the lease, sale, exchange, transfer or other disposition of all or substantially all of the assets of a corporation. In addition, the following shareholders of Ohio corporations are entitled to appraisal rights: (i) shareholders of a corporation being merged, consolidated or converted into a surviving or new entity, (ii) shareholders of a corporation that survives a merger who are entitled to vote on the adoption of an agreement of merger, (iii) shareholders of the acquiring corporation in a combination or a majority share acquisition who are entitled to vote on the adoption of the transaction and (iv) shareholders of a subsidiary corporation (at least 90%-owned by its parent corporation) into which the parent corporation is merged. Such appraisal rights, however, are not available to (A) shareholders of a surviving corporation merging into a domestic corporation or shareholders of an acquiring corporation in the case of a combination or majority share acquisition, if the shares are listed on a national securities exchange both as of the day immediately preceding the date of the vote on the proposal and immediately following the effective time of the merger and there are no proceedings pending to delist the shares from the national securities exchange as of the effective time of the transaction, or (B) shareholders in the case of a merger or consolidation into a surviving or new entity or shareholders of a domestic corporation being converted into another entity, if the shares were listed on a national securities exchange on the day immediately pending the date of the vote on such transaction and the consideration for the transaction is shares (or cash and shares) listed on a national securities exchange immediately following the effective time of the

Under Title 3, Section 2 of the MGCL, a holder of shares of stock of a corporation has the right to demand and receive payment of the fair value of the shareholder’s stock from the successor if (i) the corporation consolidates or merges with another corporation, (ii) the corporation’s stock is to be acquired in a statutory share exchange, (iii) the corporation transfers all or substantially all of its assets in a manner requiring shareholder approval, (iv) the corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the shareholder’s rights, unless the right to do so is reserved in the corporation’s charter, (v) the transaction is subject to certain provisions of the Maryland Business Combination Act or (vi) the corporation is converted in accordance with the MGCL.

Maryland law provides that a shareholder may not demand the fair value of the shareholder’s stock and is bound by the terms of the transaction if, among other things, (A) the stock is listed on a national securities exchange on the record date for determining shareholders entitled to vote on the matter or, in certain mergers, the date notice is given or waived (except certain mergers where stock held by directors and executive officers is exchanged for merger consideration not available generally to shareholders), (B) the stock is that of the successor in the merger, unless either (1) the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so or (2) the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip or other rights or interests arising out of provisions for the treatment of fractional

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transaction and no proceedings are pending to delist the shares from the national securities exchange as of the effective time of the transaction.

shares of stock in the successor, (C) the stock is not entitled to vote on the transaction or (D) the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting shareholder.

The REIT Charter provides that holders of REIT stock or any other security of the REIT will not be entitled to exercise any rights of an objecting shareholder provided for under Title 3, Section 2 of the MGCL unless the REIT’s board of directors determines that such rights apply, with respect to all or any classes or series of REIT stock, to one or more transactions in connection with which holders of such shares would otherwise be entitled to exercise such rights and occurring after the date of such determination by the REIT’s board of directors.

Dividends and Other Distributions

Under the ORC, the board of directors of a corporation may declare dividends and distributions on outstanding shares of the corporation. A dividend or distribution may be paid in cash, property or authorized but unissued shares or treasury shares. Dividends may not be paid in violation of another class of shares’ rights. The ORC provides that dividends shall not exceed the combination of the surplus of the corporation and the difference between (i) the reduction in surplus that results from the immediate recognition of the transaction obligation under statement of financial accounting standards no. 106 (“SFAS no. 106”) and (ii) the aggregate amount of the transition obligation that would have been recognized as of the date of the declaration of a dividend or distribution if the corporation had elected to amortize its recognition of the transition obligation under SFAS no. 106.

The Forest City articles provide that Forest City’s Class A Common Stock and Forest City Class B Common Stock participate equally on a share-for-share basis in any and all cash and non-cash dividends paid, other than as described below. No cash dividend can be paid on a class of shares of Forest City Common Stock until provision is made for payment of a dividend of at least an equal amount on a share-for-share basis on the other class of shares of Forest City Common Stock. If Forest City’s board of directors determines to declare any stock dividend with respect to either class of shares of Forest City Common Stock, it must at the same time declare a proportionate stock dividend with respect to the other class of shares of Forest City Common Stock.

Under the MGCL, no dividend or distribution may be made if, after giving effect to the dividend or other distribution: (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus, unless the charter permits otherwise, any amount required to be paid to holders of preferred stock in the event of a liquidation of the corporation. Notwithstanding clause (ii) in the immediately preceding sentence, a corporation may make a dividend or other distribution from: (a) the net earnings of the corporation for the fiscal year in which the dividend or other distribution is made; (b) the net earnings of the corporation for the preceding fiscal year or (c) the sum of the net earnings of the corporation for the preceding eight fiscal quarters. The REIT Charter provides that if (i) the REIT board of directors authorizes and the REIT declares any stock dividend with respect to any class of REIT common stock, the REIT board of directors must at the same time declare a proportionate stock dividend with respect to each other class of REIT common stock (except for distributions made for purposes of satisfying certain tax rules concerning the distribution of pre-real estate investment trust accumulated earnings and profits, payable in cash, shares of REIT Class A common stock and/or REIT Class B common stock, which may be paid in the amount and proportion of shares determined by the REIT board of directors in its sole discretion) and (ii) the shares of either class of REIT common stock are combined or subdivided, the shares of the other class of REIT common stock must

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If the shares of either class of Forest City Common Stock are combined or subdivided, the shares of the other class of Forest City Common Stock must be combined or subdivided in an equivalent manner. In the discretion of the Forest City board of directors, dividends payable in shares of Forest City Class A Common Stock may be paid with respect to shares of either class of Forest City Common Stock, but dividends payable in shares of Forest City Class B Common Stock may be paid only with respect to shares of Forest City Class B Common Stock.

be combined or subdivided in an equivalent manner. In the discretion of the REIT board of directors, dividends payable in shares of REIT Class A common stock may be paid with respect to shares of any class of REIT common stock, but dividends payable in shares of REIT Class B common stock may be paid only with respect to shares of REIT Class B common stock.

The MGCL does not provide for treasury shares.

Exclusive Forum for Certain Litigation

The Forest City regulations provide that, unless the Forest City board of directors agrees otherwise, (a) any derivative action or proceeding, (b) any action asserting a claim of breach of any duty owed by any director or officer or other employee of Forest City to Forest City or to the shareholders of Forest City, (c) any action asserting a claim against Forest City or any of Forest City’s directors, officers or other employees pursuant to the ORC or the Forest City articles or regulations or (d) claims governed by the internal affairs doctrine must be brought in the Court of Common Pleas of Cuyahoga County, Ohio (or, if that court does not have jurisdiction, the United States District Court for the Northern District of Ohio, Eastern Division).	The REIT Bylaws provide that, unless the REIT board of directors agrees otherwise, (a) any derivative action or proceeding, (b) any action asserting a claim of breach of any duty owed by any of the REIT’s directors, officers or other employees to the REIT or to the REIT’s shareholders, (c) any action asserting a claim against the REIT or any of the REIT’s directors, officers or other employees pursuant to the MGCL, the REIT Charter or the REIT Bylaws and (d) claims governed by the internal affairs doctrine must be brought in the Circuit Court for Baltimore City, Maryland (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division).

CERTAIN TAKEOVER DEFENSE PROVISIONS OF MARYLAND LAW AND

THE REIT CHARTER AND REIT BYLAWS

The REIT Charter and REIT Bylaws and Maryland law contain provisions that may delay, defer or prevent a change in control or other transaction that might involve a premium price for shares of REIT stock or otherwise be in the best interest of the REIT’s shareholders.

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Removal of Directors

The ORC provides that all of the directors of a particular class, or any individual director, may be removed from office without cause by the vote of holders of a majority of the voting power entitled to elect directors in place of those to be removed, except that, unless all of the directors, or all the directors of a particular class are removed, no individual director shall be removed if the votes of a sufficient number of shares are cast against the director’s removal that, if cumulatively voted at an election of all the directors, or all the directors of a particular class, as the case may be, would be sufficient to elect at least one director.	The MGCL provides that the shareholders may remove any director of a corporation, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally for the election of directors, unless the charter provides otherwise or the corporation elects to be subject to certain provisions of the MGCL, as discussed below. Under the MGCL, unless the charter provides otherwise, if the shareholders of any class or series are entitled separately to elect one or more directors, such a director may not be removed without cause except by the affirmative vote of a majority of all the votes of that class or series. The REIT Charter provides that, subject to the rights of holders of shares of one or more classes or series of REIT preferred stock to elect or remove one or more directors, (a) any REIT Class A director may be removed as a director at any time by the affirmative vote of holders of shares of REIT Class A common stock entitled to cast a majority of all the votes entitled to be cast generally in the election of REIT Class A directors, with or without cause, and (b) any REIT Class B director may be removed as a director at any time by the affirmative vote of holders of shares of REIT Class B common stock entitled to cast a majority of the votes entitled to be cast generally in the election of REIT Class B directors, with or without cause. The REIT Charter further provides that notwithstanding an election by the REIT to be subject to the provisions of Subtitle 8 relating to a classified board and a two-thirds vote requirement for removing directors, a REIT director may only be removed in accordance with the standards set forth in the REIT Charter (as described above).

Board Vacancies

The Forest City regulations provide that the directors elected by the holders of Forest City Class A Common Stock may fill any Class A director vacancy, and the directors elected by the holders of Forest City Class B Common Stock may fill any Class B director vacancy, that is created by an increase in the number of directors or by an inability of a sitting director to serve by reason of incapacity, death or resignation.	The REIT Bylaws provide that a majority of the directors elected by the holders of REIT Class A common stock may fill any REIT Class A director vacancy, and a majority of the directors elected by the holders of REIT Class B common stock may fill any REIT Class B director vacancy, in each instance, that is created by an increase in the number of directors or by any other cause, even if the number of REIT Class A

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directors or number of REIT Class B directors, as applicable, is less than a quorum of the REIT board of directors. Any individual elected to fill a vacancy as a director will serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies.

Advance Notice of Director Nominations and Shareholder Proposals

The Forest City regulations establish an advance notice procedure for shareholders to nominate candidates for Forest City’s board of directors. Holders of Forest City Common Stock may only nominate a candidate for election as a director that will be voted on by the class of Forest City Common Stock that the nominating shareholder holds. For a shareholder to properly nominate a candidate for election as a director at a shareholder meeting, the shareholder must (i) be a shareholder of the requisite class of Forest City Common Stock of record at the time of the giving of the notice of the meeting and at the time of the meeting, (ii) be entitled to vote at the meeting in the election of directors and (iii) have given timely written notice of the nomination to Forest City’s Corporate Secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received by Forest City’s Corporate Secretary at the principal executive offices of Forest City not later than the close of business on the ninetieth calendar day prior to the date Forest City’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year. The notice must set forth the information specified in Forest City’s regulations.

The REIT Bylaws provide that nominations of individuals for election as directors and proposals of business to be considered by shareholders at any annual meeting may be made only (1) pursuant to the REIT’s notice of the meeting, (2) by or at the direction of the REIT board of directors or (3) by any shareholder who was a shareholder of record at the record date set by the REIT board for the purpose of determining shareholders entitled to vote at the meeting, at the time of giving the notice required by the REIT Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each of the individuals so nominated or on such other proposed business and who has complied with the advance notice procedures of the REIT Bylaws. Shareholders generally must provide notice to the REIT’s secretary not earlier than the 150th day or later than the close of business on the 120th day before the first anniversary of the date that the REIT’s proxy statement is released to the shareholders for the preceding year’s annual meeting of shareholders.

Only the business specified in the notice of the meeting may be brought before a special meeting of shareholders. Nominations of individuals for election as directors at a special meeting of shareholders may be made only (1) by or at the direction of the REIT board, (2) by a shareholder that has requested that a special meeting be called for the purpose of electing directors in compliance with the REIT Bylaws and that has supplied the information required by the REIT Bylaws about each individual whom the shareholder proposes to nominate for election of directors or (3) if the special meeting has been called in accordance with the REIT Bylaws for the purpose of electing directors, by any shareholder who was a shareholder of record at the record date set by the REIT board for the purpose of determining shareholders entitled to vote at the meeting, at the time of giving the notice required by the REIT Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with

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the advance notice procedures of the REIT Bylaws. Shareholders generally must provide notice to the REIT’s secretary not earlier than the 120th day before such special meeting or later than the later of the close of business on the 90th day before the special meeting or the tenth day after the first public announcement of the date of the special meeting and the nominees proposed by the REIT’s board of directors to be elected at the meeting.

A shareholder’s notice must contain certain information specified by the REIT Bylaws about the shareholder, its affiliates and any proposed business or nominee for election as a director, including information about the economic interests of the shareholder, its affiliates and any proposed nominee in the REIT.

Ownership and Transfer Restrictions

Forest City’s organizational documents do not contain any provisions restricting ownership of shares of any outstanding class or series thereof of Forest City’s capital stock.	Except with regard to persons exempted by the REIT board from the ownership and transfer restrictions of the REIT Charter, no person may beneficially or constructively own more than 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding REIT common stock or more than 9.8% (in value) of all classes or series of REIT stock. See “Description of REIT Stock—Restrictions on Ownership and Transfer”.

Notice of Holdings

Forest City’s organizational documents do not contain any provisions requiring shareholders to provide notice of their holdings.	The REIT Charter provides that every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of REIT stock, within 30 days after the end of each taxable year, must give the REIT written notice stating the shareholder’s name and address, the number of shares of each class and series of REIT stock that the shareholder beneficially owns and a description of the manner in which the shares are held.

Change in Control

Business Combinations. If a person becomes the beneficial owner of 10% or more of an issuer’s shares without the prior approval of its board of directors, chapter 1704 of the ORC, referred to as the “merger moratorium statute”, prohibits the following transactions for at least three years if they involve both the issuer and either the acquirer or anyone affiliated or associated with the acquirer: (i) the disposition or acquisition of any interest in assets, (ii) mergers,	Business Combinations. Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an interested shareholder (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or

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consolidations, combinations and majority share acquisitions, (iii) voluntary dissolutions and (iv) the issuance or transfer of shares or any rights to acquire shares in excess of 5% of the outstanding shares.

The prohibition imposed under the merger moratorium statute continues indefinitely after the initial three-year period unless the transaction is approved by the holders of at least two-thirds of the voting power of the issuer or satisfies statutory conditions relating to the fairness of the consideration to be received by the shareholders.

The merger moratorium statute does not apply to a corporation if its articles of incorporation or regulations so provide. Forest City has not opted out of the application of the merger moratorium statute.

Control Share Acquisitions. The ORC requires shareholder approval of any “control share acquisition.” A “control share acquisition” is the acquisition, directly or indirectly, by any person of shares of an Ohio public corporation that, when added to all other shares of the corporation in respect of which the person may exercise or direct the exercise of voting power as provided in the ORC, would entitle the person, immediately after the acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of the voting power of the public corporation in the election of directors within any of the following ranges of such voting power: (i) one-fifth or more but less than one-third of such voting power, (ii) one-third or more but less than a majority of such voting power or (iii) a majority or more of such voting power.

An acquiring person who proposes to make a control share acquisition must deliver an acquiring person statement to the corporation containing the information required under the ORC (including a description of the terms of the proposed acquisition). Within ten days after the corporation receives the statement the corporation must call a special shareholder meeting for the purpose of voting on the proposed control share acquisition. A majority of the voting power of the corporation in the election of directors represented at the meeting in person or by proxy and a majority of the disinterested shareholders represented at the meeting in person or by proxy is needed to approve the proposed control share acquisition. If approved, the control share acquisition must be consummated, in accordance with the terms so authorized, no later than 360 days following the date of the shareholder approval.

an affiliate or associate of the corporation who, at any time during the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation) or an affiliate of such an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. A person is not an interested shareholder if the board of directors approved in advance the transaction by which the person otherwise would have become an interested shareholder. In approving a transaction, however, the board of directors may provide that its approval is subject to compliance, at or after the time of the approval, with any terms and conditions determined by it.

After such five-year period, any such business combination must generally be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding voting stock of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested shareholder, unless, among other conditions, the corporation’s common shareholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by a Maryland corporation’s board of directors prior to the time that the interested shareholder becomes an interested shareholder. Pursuant to the statute, the REIT intends to elect, by resolution of the REIT board of directors, to exempt from these provisions of the MGCL all business combinations between the REIT and any other person, provided that such business combination is first approved by the REIT board of directors (including a majority of directors who are not affiliates or associates of such person). As a result, any person described above may be able to enter into business combinations with the REIT that may not be in the best interest of the REIT’s shareholders, without

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As permitted by the ORC, the Forest City regulations exempt any acquisition of Forest City Common Stock and preferred stock from the control share acquisition provisions.

compliance by the REIT with the supermajority vote requirements and other provisions of the statute.

The business combination provisions of the MGCL may discourage others from trying to acquire control of the REIT and increase the difficulty of consummating any offer to acquire control of the REIT.

The REIT cannot assure you that the REIT board of directors will not opt to be subject to such business combination provisions in the future. However, an alteration or repeal of this resolution will not have any effect on any business combinations that have been consummated or upon any agreements existing at the time of such modification or repeal.

Control Share Acquisitions. The MGCL provides that a holder of “control shares” of a Maryland corporation acquired in a “control share acquisition” has no voting rights with respect to such shares except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter, excluding shares of stock of the corporation in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of such shares in the election of directors: (i) a person who has made or proposes to make the control share acquisition; (ii) an officer of the corporation or (iii) an employee of the corporation who is also a director of the corporation. “Control shares” are voting shares of stock which, if aggregated with all other such shares of stock owned by the acquirer, or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (A) one-tenth or more but less than one-third; (B) one-third or more but less than a majority or (C) a majority or more of all voting power. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A “control share acquisition” means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an “acquiring person statement” as

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described in the MGCL), may compel the corporation’s board of directors to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an “acquiring person statement” as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem for fair value any or all of the control shares (except those for which voting rights have previously been approved). Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of shareholders is held at which the voting rights of such shares are considered and not approved, as of the date of the meeting. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to exercise or direct the exercise of a majority of all voting power, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The control share acquisition statute does not apply to (i) shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or (ii) acquisitions approved or exempted by the charter or bylaws of the corporation.

As permitted by the MGCL, the REIT Bylaws, attached hereto as Annex B-2, contain a provision opting out of the control acquisition provisions of the MGCL. This provision may be amended or eliminated at any time in the future by the REIT board of directors.

Subtitle 8. Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by a provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or Bylaws, to any or all of five provisions of the MGCL which provide, respectively, for:

•    a classified board;

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•    a two-thirds vote requirement for removing a director;

•    a requirement that the number of directors be fixed only by vote of the board of directors;

•    a requirement that a vacancy on the board be filled only by the remaining directors in office and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•    a majority requirement for the calling of a shareholder-requested special meeting of shareholders.

The REIT has not elected to be subject to any of the provisions of Subtitle 8. Through provisions in the REIT Charter and REIT Bylaws unrelated to Subtitle 8, the REIT already will require, unless called by its chairman, chief executive officer, president or board of directors, the written request of shareholders entitled to cast a majority of all votes entitled to be cast at such a meeting on such matter to call a special meeting on any matter.

LIMITATIONS OF LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The REIT Charter contains such a provision that eliminates such liability to the maximum extent permitted by Maryland law.

The MGCL requires a Maryland corporation (unless the charter provides otherwise, which the REIT Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

A corporation may not indemnify a director or officer in a suit by or on behalf of the corporation in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by or on behalf of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and

•	a written undertaking by the director or officer or on the director’s or officer’s behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director or officer did not meet the standard of conduct.

The REIT Charter authorizes the REIT to obligate the REIT, and the REIT Bylaws obligate the REIT, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any present or former director or officer of the REIT who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity; or

•	any individual who, while a director or officer of the REIT and at the REIT’s request, serves or has served as a director, officer, trustee, member, manager, or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

The REIT Charter and REIT Bylaws also permit the REIT to indemnify and advance expenses to any person who served a predecessor of the REIT in any of the capacities described above and any employee or agent of the REIT or a predecessor of the REIT.

The REIT intends to enter into customary indemnification agreements with the REIT’s directors and executive officers that will require the REIT, among other things, to indemnify the REIT’s directors and executive officers against certain liabilities that may arise by reason of their status as directors or officers to the maximum extent permitted by Maryland law and provide for the advancement of expenses in connection therewith.

At the Effective Time, the REIT intends to maintain directors’ and officers’ liability insurance which will indemnify the REIT’s directors and officers against damages arising out of certain kinds of claims which might be made against them based on acts and things done (or not done) by them while acting in their capacity as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be provided to directors, officers or persons controlling the REIT pursuant to the foregoing provisions, in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the material U.S. federal income tax considerations relating to the Merger, to the 2015 Special Dividend, to the REIT’s anticipated qualification as a real estate investment trust under the Code, and to the acquisition, ownership and disposition of shares of Forest City Common Stock and shares of REIT common stock, as applicable. This discussion is for your general information only. This summary is not tax advice. The tax treatment of a holder will vary depending upon the holder’s particular situation, and this summary addresses only holders that hold shares of Forest City Common Stock and shares of REIT common stock, as applicable, as capital assets and does not deal with all aspects of taxation that may be relevant to particular holders in light of their personal investment or tax circumstances. This summary also does not deal with all aspects of taxation that may be relevant to certain types of holders to which special provisions of the U.S. federal income tax laws apply, including:

•	dealers in securities or currencies;

•	traders in securities that elect to use a mark-to-market method of accounting for such traders’ securities holdings;

•	banks;

•	insurance companies;

•	tax-exempt organizations;

•	persons liable for the alternative minimum tax;

•	persons that hold shares of Forest City Common Stock or shares of REIT common stock, as applicable, that are a hedge, that are hedged against interest rate or currency risks or that are part of a straddle or conversion transaction;

•	persons that purchase or sell shares of Forest City Common Stock or REIT common stock, as applicable, as part of a wash sale for tax purposes; and

•	U.S. shareholders whose functional currency is not the U.S. dollar.

This summary is based on the Code, its legislative history, existing and proposed regulations under the Code, published rulings and court decisions. This summary describes the provisions of these sources of law only as they are in effect as of the date of this proxy statement/prospectus. All of these sources of law may change at any time, and any change in the law may apply retroactively.

If a partnership holds shares of Forest City Common Stock or shares of REIT common stock, as applicable, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the tax treatment of the partnership. A partner in a partnership holding shares of Forest City Common Stock or shares of REIT common stock, as applicable, should consult such partner’s tax advisor with regard to the U.S. federal income tax treatment of an investment in the shares of Forest City Common Stock or shares of REIT common stock, as applicable.

We urge you to consult with your own tax advisors regarding the tax consequences to you of acquiring, owning and selling the shares of Forest City Common Stock or shares of REIT common stock, as applicable, including the federal, state, local and foreign tax consequences of acquiring, owning and selling the shares of Forest City Common Stock or REIT common stock, as applicable in your particular circumstances and potential changes in applicable laws.

As used in this section, the term “U.S. shareholder” means a holder of shares of Forest City Common Stock or REIT common stock, as applicable, who, for U.S. federal income tax purposes, is:

•	a citizen or resident of the United States;

•	a domestic corporation;

•	an estate whose income is subject to U.S. federal income taxation regardless of the income’s source; or

•	a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons have authority to control all substantial decisions of the trust.

Nonresident alien individuals, foreign corporations, foreign partnerships and estates or trusts that in either case are not subject to U.S. federal income tax on a net income basis, who own shares of Forest City Common Stock or shares of REIT common stock, as applicable, are referred to in this section as “non-U.S. shareholders.”

U.S. Federal Income Tax Consequences of the Merger and the Conversion of Forest City to a Limited Partnership

The Merger and the subsequent steps taken to convert Forest City to a limited partnership are intended to qualify as a reorganization under Section 368 of the Code, and the federal income tax consequences summarized below assume that the Merger and the subsequent steps taken to convert Forest City to a limited partnership will so qualify. It is a condition to closing that our counsel, Sullivan & Cromwell LLP, deliver an opinion that the Merger and the subsequent steps taken to convert Forest City to a limited partnership will be treated for U.S. federal income tax purposes as a reorganization under Section 368 of the Code. The opinion of our counsel is based on the U.S. federal income tax law in effect as of the date issued, relies on certain representations of our management and assumes, among other things, that the Merger and the conversion of Forest City to a limited partnership will be consummated in accordance with the applicable documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

Neither the REIT nor Forest City will recognize any gain or loss as a result of the Merger and the conversion of Forest City to a limited partnership. Except as described below with respect to non-U.S. shareholders that own or have owned in excess of 5% of the shares of Forest City Common Stock, shareholders will not recognize any gain or loss upon the conversion of shares of Forest City Common Stock into shares of REIT common stock pursuant to the Merger. The initial tax basis of the shares of REIT common stock received by a shareholder pursuant to the Merger will be the same as such shareholder’s adjusted tax basis in the shares of Forest City Common Stock being converted pursuant to the Merger. The holding period of the shares of REIT common stock received by a shareholder pursuant to the Merger will include such shareholder’s holding period with respect to the shares of Forest City Common Stock being converted pursuant to the Merger.

If, after the Merger, we are a “domestically controlled qualified investment entity” within the meaning of the Code, then in the case of non-U.S. shareholders that own or have owned in excess of 5% of the shares of Forest City Common Stock, the Merger may result in gain recognition as a result of the Treasury regulations governing dispositions of investments in U.S. real property. A “domestically controlled qualified investment entity” means any qualified investment entity (including a real estate investment trust) in which at all times during an applicable testing period less than 50% in value of such entity’s stock was held directly or indirectly by foreign persons. If you are a non-U.S. shareholder that beneficially owns or has owned (within the five-year period ending on the date shares of Forest City Common Stock are converted into shares of REIT common stock, or the period during which you held shares of Forest City Common Stock, if shorter) in excess of 5% of the shares of Forest City Common Stock, we urge you to consult with your own tax advisor to determine the tax consequences to you resulting from the conversion of shares of Forest City Common Stock into REIT common stock pursuant to the Merger.

Taxation of the 2015 Special Dividend

The 2015 Special Dividend is intended to assist us in meeting the requirement that we distribute to our shareholders by December 31, 2016 our pre-real estate investment trust earnings and profits in order to qualify as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016. We expect to declare and pay the 2015 Special Dividend in a combination of cash and shares of Forest City Common Stock in advance of the Merger.

On March 12, 2015, we submitted a private letter ruling request to the IRS with respect to the tax treatment of the planned 2015 Special Dividend. The private letter ruling was issued to us on September 11, 2015 and confirmed, amongst other things, that any and all of the cash and Forest City Common Stock distributed pursuant to the 2015 Special Dividend will be treated as a taxable dividend under the Code, and the amount of the distribution of Forest City Common Stock received by any shareholder electing to receive stock will be considered to equal the amount of money which could have been received in lieu thereof. As a result, the 2015 Special Dividend will have the tax consequences described below.

A shareholder receiving a portion of the 2015 Special Dividend in shares of Forest City Common Stock will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received if the shareholder had elected to receive, and actually did receive, all cash. A shareholder that receives any shares of Forest City Common Stock pursuant to the 2015 Special Dividend will generally have a tax basis in such stock equal to the amount such shareholder would have been received if the shareholder had elected to receive, and actually did receive, all cash, minus the amount of cash such shareholder actually received in the 2015 Special Dividend, and the holding period in such stock will begin on the day following the payment of the 2015 Special Dividend.

For noncorporate U.S. shareholders, the 2015 Special Dividend may be eligible for taxation at the preferential rates applicable to qualified dividend income. The 2015 Special Dividend may be eligible for the dividends received deduction in the case of U.S. shareholders that are corporations. Such corporate holders should also consider the possibility that the 2015 Special Dividend could be treated as an “extraordinary dividend” within the meaning of the Code, which would reduce a corporate holder’s basis in its stock (not below zero) by the “nontaxed portion” of the “extraordinary dividend,” where the holder has not held such stock for more than two years before the dividend announcement date. Each corporate U.S. shareholder is urged to consult with its tax advisor with respect to the tax treatment of the 2015 Special Dividend.

Taxation of the REIT as a Real Estate Investment Trust

In the opinion of Sullivan & Cromwell LLP, the REIT’s proposed organization and method of operation will enable the REIT to meet the requirements for qualification and taxation as a real estate investment trust under the Code commencing with the taxable year ending December 31, 2016 and for subsequent taxable years. Investors should be aware, however, that opinions of counsel are not binding upon the IRS or any court.

In providing its opinion, Sullivan & Cromwell LLP is relying, without independent investigation, as to certain factual matters upon the statements and representations contained in a certificate provided to Sullivan & Cromwell LLP with respect to the REIT.

The REIT’s qualification as a real estate investment trust under the Code will depend upon the satisfaction by the REIT of requirements of the Code relating to qualification for real estate investment trust status. Some of these requirements depend upon actual operating results, distribution levels, diversity of stock ownership, asset composition, source of income and record keeping. Accordingly, while the REIT intends to qualify to be taxed as a real estate investment trust for U.S. federal income tax purposes, the actual results of the REIT for any particular year might not satisfy these requirements. Neither Sullivan & Cromwell LLP nor any other such law firm will monitor the compliance of the REIT with the requirements for real estate investment trust qualification on an ongoing basis.

The sections of the Code applicable to REITs are highly technical and complex. The following discussion summarizes material aspects of these sections of the Code.

As a real estate investment trust, the REIT generally will not have to pay U.S. federal corporate income taxes on the REIT’s net income that the REIT currently distributes to its shareholders. This treatment substantially eliminates the “double taxation” at the corporate and shareholder levels that generally results from investment in a regular corporation. The REIT’s dividends, however, generally will not be eligible for (i) the reduced rates of tax applicable to dividends received by noncorporate holders and (ii) the corporate dividends-received deduction.

However, the REIT will have to pay U.S. federal income tax as follows:

•	First, the REIT will have to pay tax at regular corporate rates on any undistributed real estate investment trust taxable income, including undistributed net capital gains.

•	Second, under certain circumstances, the REIT may have to pay the alternative minimum tax on the REIT’s items of tax preference.

•	Third, if the REIT has (a) net income from the sale or other disposition of “foreclosure property,” as defined in the Code, which is held primarily for sale to customers in the ordinary course of business or (b) other non-qualifying income from foreclosure property, the REIT will have to pay tax at the highest corporate rate on that income.

•	Fourth, if the REIT has net income from “prohibited transactions,” as defined in the Code, the REIT will have to pay a 100% tax on that income. Prohibited transactions are, in general, certain sales or other dispositions of property, other than foreclosure property, held primarily for sale to customers in the ordinary course of business.

•	Fifth, if the REIT should fail to satisfy the 75% gross income test or the 95% gross income test, as discussed below under “—Requirements for Qualification—Income Tests”, but has nonetheless maintained the REIT’s qualification as a real estate investment trust because the REIT has satisfied some other requirements, the REIT will have to pay a 100% tax on an amount equal to (a) the gross income attributable to the greater of (i) 75% of the REIT’s gross income over the amount of gross income that is qualifying income for purposes of the 75% test, and (ii) 95% of the REIT’s gross income over the amount of gross income that is qualifying income for purposes of the 95% test, multiplied by (b) a fraction intended to reflect the REIT’s profitability.

•	Sixth, if the REIT should fail to distribute during each calendar year at least the sum of (1) 85% of the REIT’s real estate investment trust ordinary income for that year, (2) 95% of the REIT’s real estate investment trust capital gain net income for that year and (3) any undistributed taxable income from prior periods, the REIT would have to pay a 4% excise tax on the excess of that required distribution over the sum of the amounts actually distributed and retained amounts on which income tax is paid at the corporate level.

•	Seventh, if the REIT acquires any asset from a C corporation in certain transactions in which the REIT must adopt the basis of the asset or any other property in the hands of the C corporation as the basis of the asset in the hands of the REIT, and the REIT recognizes gain on the disposition of that asset during the ten-year period beginning on the date on which the REIT acquired that asset, then the REIT will have to pay tax on the built-in gain at the highest regular corporate rate. A C corporation means generally a corporation that has to pay full corporate-level tax. Because the REIT will be acquiring all of the assets of Forest City in a carryover basis transaction, if it disposes of any so-acquired asset within 10 years of the effective time of the REIT’s election to be taxed as a real estate investment trust, it will be subject to tax on the built-in gain recognized on such disposition at the highest regular corporate rate.

•	Eighth, if the REIT derives “excess inclusion income” from a residual interest in a real estate mortgage investment conduit, or “REMIC,” or certain interests in a taxable mortgage pool, or “TMP,” the REIT could be subject to corporate-level U.S. federal income tax at a 35% rate to the extent that such income is allocable to certain types of tax-exempt shareholders that are not subject to unrelated business income tax, such as government entities.

•	Ninth, if the REIT receives non-arm’s-length income from a TRS (as defined under “—Requirements for Qualification—Asset Tests”), or as a result of services provided by a TRS to tenants of the REIT, the REIT will be subject to a 100% tax on the amount of the REIT’s non-arm’s-length income.

•	Tenth, if the REIT fails to satisfy a real estate investment trust asset test, as described below, due to reasonable cause and the REIT nonetheless maintains its real estate investment trust qualification because of specified cure provisions, the REIT will generally be required to pay a tax equal to the greater of $50,000 or the highest corporate tax rate multiplied by the net income generated by the nonqualifying assets that caused the REIT to fail such test.

•	Eleventh, if the REIT fails to satisfy any provision of the Code that would result in the REIT’s failure to qualify as a real estate investment trust (other than a violation of the real estate investment trust gross income tests or a violation of the asset tests described below) and the violation is due to reasonable cause, the REIT may retain its real estate investment trust qualification but will be required to pay a penalty of $50,000 for each such failure.

Requirements for Qualification

The Code defines a real estate investment trust as a corporation, trust or association:

•	that is managed by one or more trustees or directors;

•	the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;

•	that would otherwise be taxable as a domestic corporation, but for the sections of the Code defining and providing special rules for real estate investment trusts;

•	that is neither a financial institution nor an insurance company to which certain provisions of the Code apply;

•	except for the first taxable year in which an election is made to treat the corporation, trust or association as a real estate investment trust, the beneficial ownership of which is held by 100 or more persons;

•	during the last half of each taxable year (other than the first taxable year in which an election is made to treat the corporation, trust or association as a real estate investment trust), not more than 50% in value of the outstanding stock of which is owned, directly or constructively, by five or fewer individuals, as defined in the Code to include certain entities (the “not closely held requirement”); and

•	that meets certain other tests, including tests described below regarding the nature of its income and assets.

The Code provides that the conditions described in the first through fourth bullet points above must be met during the entire taxable year and that the condition described in the fifth bullet point above must be met (other than the first taxable year in which an election is made to treat the corporation, trust or association as a REIT) during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months.

The REIT expects to satisfy the conditions described in the first through fourth bullet points of the second preceding paragraph for the taxable year ending December 31, 2016 and subsequent taxable years. The REIT intends to comply with the fifth and sixth bullet points of the second preceding paragraph beginning with the REITs first taxable year following the REIT’s taxable year ending December 31, 2016. In addition, the REIT Charter will provide for restrictions regarding the ownership and transfer of the shares of REIT common stock. These restrictions are intended to, among other things, assist the REIT in satisfying the share ownership requirements described in the fifth and sixth bullet points of the preceding paragraph. The ownership and transfer restrictions pertaining to the shares of REIT common stock are described in this proxy statement/prospectus under the heading “Description of REIT Stock—Restrictions on Ownership and Transfer”.

Disregarded Entity Subsidiaries. A corporation that is a QRS, as defined in the Code, will not be treated as a separate corporation, and all assets, liabilities and items of income, deduction and credit of a QRS will be treated as assets, liabilities and items of these kinds of the REIT, unless the REIT makes an election to treat such corporation as a TRS. Thus, in applying the requirements described in this section, the REIT’s QRSs (if any) will be ignored, and all assets, liabilities and items of income, deduction and credit of these subsidiaries will be treated as assets, liabilities and items of these kinds of the REIT.

Investments in Partnerships. Following the Merger and the conversion of Forest City to a limited partnership, we expect that all of our investments will be held indirectly through the Operating Partnership. In addition, the Operating Partnership may hold certain of its investments indirectly through subsidiary partnerships and limited liability companies which we expect will be treated as partnerships or disregarded entities for U.S. federal income tax purposes. In general, entities that are classified as partnerships or disregarded entities for U.S. federal income tax purposes are “pass-through” entities which are not required to pay entity-level U.S. federal income tax. If a real estate investment trust is a partner in a partnership, Treasury regulations provide that the real estate investment trust will be deemed to own its proportionate share of the assets of the partnership and will be deemed to be entitled to the income of the partnership attributable to that proportionate share. In addition, the character of the assets and gross income of the partnership will retain the same character in the hands of the real estate investment trust for purposes of the rules of the Code defining real estate investment trusts, including satisfying the gross income tests and the asset tests. Thus, the REIT’s proportionate share of the assets, liabilities and items of income of any partnership in which the REIT is a partner, including the Operating Partnership, will be treated as assets, liabilities and items of income of the REIT for purposes of applying the requirements described in this section. Thus, actions taken by partnerships in which the REIT owns an interest, either directly or through one or more tiers of partnerships or disregarded entity subsidiaries, can affect the REIT’s ability to satisfy the real estate investment trust income and asset tests and the determination of whether the REIT has net income from prohibited transactions. See the fourth bullet point under the heading “Taxation of the REIT as a Real Estate Investment Trust” above for a brief description of prohibited transactions.

Taxable Real Estate Investment Trust Subsidiaries. A TRS is any corporation in which a real estate investment trust directly or indirectly owns stock, provided that the real estate investment trust and that corporation make a joint election to treat that corporation as a TRS. The election can be revoked at any time as long as the real estate investment trust and the TRS revoke such election jointly. In addition, if a TRS holds, directly or indirectly, more than 35% of the securities of any other corporation other than a real estate investment trust (by vote or by value), then that other corporation is also treated as a TRS. A corporation can be a TRS with respect to more than one real estate investment trust.

A TRS is subject to U.S. federal income tax at regular corporate rates (currently a maximum rate of 35%), and may also be subject to state and local taxation. Any dividends paid or deemed paid by any one of the REIT’s TRSs will also be taxable, either (1) to the REIT to the extent the dividend is retained by the REIT, or (2) to the REIT’s shareholders to the extent the dividends received from the TRS are paid to the REIT’s shareholders. The REIT may hold more than 10% of the stock of a TRS without jeopardizing its qualification as a real estate investment trust under the Code notwithstanding the rule described below under “—Asset Tests” that generally precludes ownership of more than 10% of any issuer’s securities. However, as noted below, in order for the REIT to qualify as a real estate investment trust under the Code, the securities of all of the TRSs in which the REIT has invested either directly or indirectly may not represent more than 25% of the total value of the REIT’s assets. The REIT expects that the aggregate value of all of its interests in TRSs will represent at the effective time of the REIT’s election to be taxed as a real estate investment trust, and will continue to represent, less than 25% of the total value of the REIT’s assets; however, the REIT cannot assure that this will always be true. Other than certain activities related to operating or managing a lodging or health care facility, a TRS may generally engage in any business including the provision of customary or non-customary services to tenants of the parent real estate investment trust.

Income Tests. In order to maintain the REIT’s qualification as a real estate investment trust, the REIT annually must satisfy two gross income requirements.

•

First, the REIT must derive at least 75% of its gross income, excluding gross income from prohibited transactions, for each taxable year directly or indirectly from investments relating to real property, mortgages on real property or investments in real estate investment trust equity securities, including “rents from real property,” as defined in the Code, or from certain types of temporary investments. Rents from real property generally include expenses of the REIT that are paid or reimbursed by tenants.

•	Second, at least 95% of the REIT’s gross income, excluding gross income from prohibited transactions, for each taxable year must be derived from real property investments as described in the preceding bullet point, dividends, interest and gain from the sale or disposition of stock or securities, or from any combination of these types of sources.

Rents that the REIT receives will qualify as rents from real property in satisfying the gross income requirements for a REIT described above only if the rents satisfy several conditions.

•	First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from rents from real property solely because the rent is based on a fixed percentage or percentages of receipts or sales.

•	Second, the Code provides that rents received from a tenant will not qualify as rents from real property in satisfying the gross income tests if the REIT, directly or under the applicable attribution rules, owns a 10% or greater interest in that tenant; except that rents received from a TRS under certain circumstances qualify as rents from real property even if the REIT owns more than a 10% interest in the subsidiary. We refer to a tenant in which the REIT owns a 10% or greater interest as a “related party tenant”.

•	Third, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to the personal property will not qualify as rents from real property.

•	Finally, for rents received to qualify as rents from real property, except as described below, the REIT generally must not operate or manage the property or furnish or render services to the tenants of the property, other than through an independent contractor from whom the REIT derives no revenue or through a TRS. However, the REIT may directly perform certain services that landlords usually or customarily render when renting space for occupancy only or that are not considered rendered to the occupant of the property.

The REIT may directly perform services for some of its tenants. The REIT does not believe that the provision of these services will cause its gross income attributable to these tenants to fail to be treated as rents from real property. If the REIT were to provide services to a tenant of a property of the REIT other than those services landlords usually or customarily provide to tenants of properties of a similar class in the same geographic market when renting space for occupancy only, amounts received or accrued by the REIT for any of these services will not be treated as rents from real property for purposes of the real estate investment trust gross income tests. However, the amounts received or accrued for these services will not cause other amounts received with respect to the property to fail to be treated as rents from real property unless the amounts treated as received in respect of the service, together with amounts received for certain management services, exceed 1% of all amounts received or accrued by the REIT during the taxable year with respect to the property. If the sum of the amounts received in respect of the services to tenants and management services described in the preceding sentence exceeds the 1% threshold, then all amounts received or accrued by the REIT with respect to the property will not qualify as rents from real property, even if the REIT provides the impermissible service to some, but not all, of the tenants of the property.

The term “interest” generally does not include any amount received or accrued, directly or indirectly, if the determination of that amount depends in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term interest solely because the amount of the interest is based on a fixed percentage or percentages of receipts or sales.

From time to time, the REIT may enter into hedging transactions with respect to one or more of the REIT’s assets or liabilities. The REIT’s hedging activities may include entering into interest rate swaps, caps, and floors, options to purchase these items, and futures and forward contracts. Except to the extent provided by Treasury regulations, any income the REIT derives from a hedging transaction that is clearly identified as such as specified in the Code, including gain from the sale or disposition of such a hedging transaction, will not constitute gross income for purposes of the 75% or 95% gross income tests, and therefore will be excluded for purposes of these tests, but only to the extent that the transaction hedges indebtedness incurred or to be incurred by us to acquire or carry real estate. The term “hedging transaction,” as used above, generally means any transaction the REIT enters into in the normal course of its business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, by the REIT. The term “hedging transaction” also includes any transaction entered into primarily to manage the risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% gross income test (or any property that generates such income or gain), including gain from the termination of such a transaction. The REIT intends to structure any hedging transactions in a manner that does not jeopardize its status as a real estate investment trust.

As a general matter, certain foreign currency gains recognized by the REIT will be excluded from gross income for purposes of one or both of the gross income tests, as follows.

“Real estate foreign exchange gain” will be excluded from gross income for purposes of both the 75% and 95% gross income test. Real estate foreign exchange gain generally includes foreign currency gain attributable to any item of income or gain that is qualifying income for purposes of the 75% gross income test, foreign currency gain attributable to the acquisition or ownership of (or becoming or being the obligor under) obligations secured by mortgages on real property or on interests in real property and certain foreign currency gain attributable to certain qualified business units of a real estate investment trust.

“Passive foreign exchange gain” will be excluded from gross income for purposes of the 95% gross income test. Passive foreign exchange gain generally includes real estate foreign exchange gain as described above, and also includes foreign currency gain attributable to any item of income or gain that is qualifying income for purposes of the 95% gross income test and foreign currency gain attributable to the acquisition or ownership of (or becoming or being the obligor under) obligations that would not fall within the scope of the definition of real estate foreign exchange gain.

If the REIT fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, the REIT may nevertheless qualify as a real estate investment trust for that year if the REIT satisfies the requirements of other provisions of the Code that allow relief from disqualification as a real estate investment trust. These relief provisions will generally be available if:

•	The REIT’s failure to meet the income tests was due to reasonable cause and not due to willful neglect; and

•	The REIT files a schedule of each item of income in excess of the limitations described above in accordance with regulations to be prescribed by the IRS.

The REIT might not be entitled to the benefit of these relief provisions, however. Even if these relief provisions apply, the REIT would have to pay a tax on the excess income. The tax will be a 100% tax on an amount equal to (a) the gross income attributable to the greater of (i) 75% of the REIT’s gross income over the amount of gross income that is qualifying income for purposes of the 75% test, and (ii) 95% of the REIT’s gross income over the amount of gross income that is qualifying income for purposes of the 95% test, multiplied by (b) a fraction intended to reflect the REIT’s profitability.

Asset Tests. The REIT, at the close of each quarter of its taxable year, must also satisfy four tests relating to the nature of its assets.

•

First, at least 75% of the value of the REIT’s total assets must be represented by real estate assets, including (a) real estate assets held by the REIT’s disregarded entity subsidiaries (if any), the REIT’s allocable share of real estate assets held by partnerships in which the REIT owns an interest and stock issued by another real estate investment trust, (b) for a period of one year from the date of the REIT’s receipt of proceeds of an offering of the shares of REIT common stock or publicly offered debt with a term of at least five years, stock or debt instruments purchased with these proceeds and (c) cash, cash items and government securities.

•	Second, not more than 25% of the REIT’s total assets may be represented by securities other than those in the 75% asset class and of the investments included in the 25% asset class, the value of any one issuer’s securities, other than equity securities issued by another real estate investment trust or securities issued by a TRS, owned by the REIT may not exceed 5% of the value of the REIT’s total assets.

•	Third, not more than 25% of the REIT’s total assets may constitute securities issued by TRSs.

•	Fourth, the REIT may not own more than 10% of the vote or value of the outstanding securities of any one issuer, except for issuers that are real estate investment trusts, disregarded entity subsidiaries or TRSs, or certain securities that qualify under a safe harbor provision of the Code (such as so-called “straight-debt” securities).

Solely for the purposes of the 10% value test described above, the determination of the REIT’s interest in the assets of any partnership or limited liability company in which the REIT owns an interest will be based on the REIT’s proportionate interest in any securities issued by the partnership or limited liability company, excluding for this purpose certain securities described in the Code.

If the IRS successfully challenges the partnership status of any of the partnerships in which the REIT maintains a more than 10% vote or value interest (including the Operating Partnership), and the partnership is reclassified as a corporation or a publicly traded partnership taxable as a corporation, the REIT could lose its real estate investment trust status. In addition, in the case of such a successful challenge, the REIT could lose its real estate investment trust status if such recharacterization results in the REIT otherwise failing one of the asset tests described above.

Certain relief provisions may be available to the REIT if it fails to satisfy the asset tests described above after a 30-day cure period. Under these provisions, the REIT will be deemed to have met the 5% and 10% real estate investment trust asset tests if the value of the REIT’s nonqualifying assets (i) does not exceed the lesser of (a) 1% of the total value of the REIT’s assets at the end of the applicable quarter and (b) $10,000,000, and (ii) the REIT disposes of the nonqualifying assets within (a) six months after the last day of the quarter in which the failure to satisfy the asset tests is discovered or (b) the period of time prescribed by Treasury regulations to be issued. For violations due to reasonable cause and not willful neglect that are not described in the preceding sentence, the REIT may avoid disqualification as a real estate investment trust under any of the asset tests, after the 30-day cure period, by taking steps including (i) the disposition of the nonqualifying assets to meet the asset test within (a) six months after the last day of the quarter in which the failure to satisfy the asset tests is discovered or (b) the period of time prescribed by Treasury regulations to be issued, (ii) paying a tax equal to the greater of (a) $50,000 or (b) the highest corporate tax rate multiplied by the net income generated by the nonqualifying assets, and (iii) disclosing certain information to the IRS.

Annual Distribution Requirements. The REIT, in order to qualify as a real estate investment trust, is required to distribute dividends, other than capital gain dividends, to the REIT’s shareholders in an amount at least equal to (1) the sum of (a) 90% of the REIT’s “real estate investment trust taxable income,” computed without regard to the dividends paid deduction and the REIT’s net capital gain, and (b) 90% of the REIT’s net after-tax income, if any, from foreclosure property minus (2) the sum of certain items of non-cash income.

In addition, if the REIT acquires an asset from a C corporation in a carryover basis transaction and disposes of such asset within ten years of acquiring the asset, the REIT may be required to distribute at least 90% of the after-tax built-in gain, if any, recognized on the disposition of the asset.

These distributions must be paid in the taxable year to which the distributions relate, or in the following taxable year if declared before the REIT timely files its tax return for the year to which the distributions relate and if paid on or before the first regular dividend payment after the declaration. However, for U.S. federal income tax purposes, these distributions that are declared in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if the distributions were paid on December 31 of the year declared.

To the extent that the REIT does not distribute all of its net capital gain or distributes at least 90%, but less than 100%, of the REIT’s real estate investment trust taxable income, as adjusted, the REIT will have to pay tax on the undistributed amounts at regular ordinary and capital gain corporate tax rates. Furthermore, if the REIT fails to distribute during each calendar year at least the sum of (a) 85% of the REIT’s ordinary income for that year, (b) 95% of the REIT’s capital gain net income for that year and (c) any undistributed taxable income from prior periods, the REIT would have to pay a 4% excise tax on the excess of the required distribution over the sum of the amounts actually distributed and retained amounts on which income tax is paid at the corporate level.

The REIT intends to satisfy the annual distribution requirements.

From time to time, the REIT may not have sufficient cash or other liquid assets to meet the 90% distribution requirement due to timing differences between (a) when the REIT actually receives income and when the REIT actually pays deductible expenses and (b) when the REIT includes the income and deducts the expenses in arriving at the REIT’s taxable income. If timing differences of this kind occur, in order to meet the 90% distribution requirement, the REIT may find it necessary to arrange for short-term, or possibly long-term, borrowings or to pay dividends in the form of taxable stock dividends.

Under certain circumstances, the REIT may be able to rectify a failure to meet the distribution requirement for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the REIT’s deduction for dividends paid for the earlier year. Thus, the REIT may be able to avoid being taxed on amounts distributed as deficiency dividends; however, the REIT will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.

Failure to Qualify as a Real Estate Investment Trust

If the REIT would otherwise fail to qualify as a real estate investment trust because of a violation of one of the requirements described above, the REIT’s qualification as a real estate investment trust will not be terminated if the violation is due to reasonable cause and not willful neglect and the REIT pays a penalty tax of $50,000 for the violation. The immediately preceding sentence does not apply to violations of the income tests described above or a violation of the asset tests described above, each of which have specific relief provisions that are described above.

If the REIT fails to qualify for taxation as a real estate investment trust in any taxable year, and the relief provisions do not apply, the REIT will have to pay tax, including any applicable alternative minimum tax, on the REIT’s taxable income at regular corporate rates. The REIT will not be able to deduct distributions to shareholders in any year in which the REIT fails to qualify, nor will the REIT be required to make distributions to shareholders. In this event, to the extent of current and accumulated earnings and profits, all distributions to shareholders will be taxable to the shareholders as dividend income (which may be subject to tax at preferential rates) and corporate distributees may be eligible for the dividends-received deduction if such distributees satisfy the relevant provisions of the Code. Unless entitled to relief under specific statutory provisions, the REIT will also be disqualified from taxation as a real estate investment trust for the four taxable years following the year during which qualification was lost. The REIT might not be entitled to the statutory relief described above in all circumstances.

Excess Inclusion Income

If the REIT holds a residual interest in a REMIC or certain interests in a TMP from which the REIT derives “excess inclusion income,” the REIT may be required to allocate such income among its shareholders in proportion to the dividends received by the REIT’s shareholders, even though the REIT may not receive such income in cash. To the extent that excess inclusion income is allocable to a particular shareholder, the income (1) would not be allowed to be offset by any net operating losses otherwise available to the shareholder, (2) would be subject to tax as unrelated business taxable income in the hands of most types of shareholders that are otherwise generally exempt from U.S. federal income tax, and (3) would result in the application of U.S. federal income tax withholding at the maximum rate (30%), without reduction pursuant to any otherwise applicable income tax treaty, to the extent allocable to most types of foreign shareholders.

Taxation of Holders of Common Stock

U.S. Shareholders

Dividends. As long as the REIT qualifies as a real estate investment trust, distributions made by the REIT out of its current or accumulated earnings and profits, and not designated as capital gain dividends, will constitute dividends taxable to the REIT’s taxable U.S. shareholders as ordinary income. Noncorporate U.S. shareholders will generally not be entitled to the preferential tax rate applicable to certain types of dividends except with respect to the portion of any distribution (a) that represents income from dividends the REIT received from a corporation in which the REIT owns shares (but only if such dividends would be eligible for the lower rate on dividends if paid by the corporation to its individual shareholders), (b) that is equal to the sum of the REIT’s real estate investment trust taxable income (taking into account the dividends paid deduction available to the REIT) and certain net built-in gain with respect to property acquired from a C corporation in certain transactions in which the REIT must adopt the basis of the asset in the hands of the C corporation for the REIT’s previous taxable year and less any taxes paid by the REIT during its previous taxable year, or (c) that represents earnings and profits that were accumulated in a non-real estate investment trust taxable year, in each case, provided that certain holding period and other requirements are satisfied at both the REIT and individual shareholder level. Noncorporate U.S. shareholders should consult their own tax advisors to determine the impact of tax rates on dividends received from the REIT. Distributions made by the REIT will not be eligible for the dividends received deduction in the case of U.S. shareholders that are corporations. Distributions made by the REIT that the REIT properly designates as capital gain dividends will be taxable to U.S. shareholders as gain from the sale of a capital asset held for more than one year, to the extent that such dividends do not exceed our actual net capital gain for the taxable year, without regard to the period for which a U.S. shareholder has held the shares of REIT common stock. Thus, with certain limitations, capital gain dividends received by an individual U.S. shareholder may be eligible for preferential rates of taxation. U.S. shareholders that are corporations may, however, be required to treat up to 20% of certain capital gain dividends as ordinary income.

To the extent that the REIT makes distributions not designated as capital gain dividends in excess of the REIT’s current and accumulated earnings and profits, these distributions will be treated first as a tax-free return of capital to each U.S. shareholder. Thus, these distributions will reduce the adjusted basis that the U.S. shareholder has in the shares of REIT common stock for tax purposes by the amount of the distribution, but not below zero. Distributions in excess of a U.S. shareholder’s adjusted basis in the shares of REIT common stock will be taxable as capital gains, provided that the shares of REIT common stock have been held as a capital asset. For purposes of determining the portion of distributions on separate classes of shares of REIT common stock that will be treated as dividends for U.S. federal income tax purposes, current and accumulated earnings and profits will be allocated to distributions resulting from priority rights of preferred stock before being allocated to other distributions.

As described above, dividends authorized by the REIT in October, November, or December of any year and payable to a shareholder of record on a specified date in any of these months will be treated as both paid by the REIT and received by the shareholder on December 31 of that year, provided that the REIT actually pays the dividend on or before January 31 of the following calendar year. Shareholders may not include in their own income tax returns any net operating losses or capital losses of the REIT.

The REIT may make distributions to holders of shares of REIT common stock that are paid in shares of REIT common stock. In certain circumstances, these distributions may be intended to be treated as dividends for U.S. federal income tax purposes and a U.S. shareholder would, therefore, generally have taxable income with respect to such distributions of shares of REIT common stock and may have a tax liability on account of such distribution in excess of the cash (if any) that is received.

U.S. shareholders holding shares of REIT common stock at the close of the REIT’s taxable year will be required to include, in computing the U.S. shareholders’ long-term capital gains for the taxable year in which the last day of the REIT’s taxable year falls, the amount of the REIT’s undistributed net capital gain that the REIT designates in a written notice mailed to its shareholders. The REIT may not designate amounts in excess of the REIT’s undistributed net capital gain for the taxable year. Each U.S. shareholder required to include the designated amount in determining the shareholder’s long-term capital gains will be deemed to have paid, in the taxable year of the inclusion, the tax paid by the REIT in respect of the undistributed net capital gains. U.S. shareholders to whom these rules apply will be allowed a credit or a refund, as the case may be, for the tax such shareholders are deemed to have paid. U.S. shareholders will increase their basis in the shares of REIT common stock by the difference between the amount of the includible gains and the tax deemed paid by the shareholder in respect of these gains.

Distributions made by the REIT and gain arising from a U.S. shareholder’s sale or exchange of shares of REIT common stock will not be treated as passive activity income. As a result, U.S. shareholders generally will not be able to apply any passive losses against that income or gain.

Sale or Exchange of shares of REIT common stock. When a U.S. shareholder sells or otherwise disposes of shares of REIT common stock, the shareholder will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between (a) the amount of cash and the fair market value of any property received on the sale or other disposition, and (b) the holder’s adjusted basis in the shares for tax purposes. This gain or loss will be capital gain or loss if the U.S. shareholder has held the shares as capital assets. The gain or loss will be long-term gain or loss if the U.S. shareholder has held the shares for more than one year. Long-term capital gain of an individual U.S. shareholder is generally taxed at preferential rates. In general, any loss recognized by a U.S. shareholder when the shareholder sells or otherwise disposes of shares of REIT common stock that the shareholder has held for six months or less, after applying certain holding period rules, will be treated as a long-term capital loss, to the extent of distributions received by the shareholder from the REIT that were required to be treated as long-term capital gains.

Backup Withholding. The REIT will report to its U.S. shareholders and the IRS the amount of dividends paid during each calendar year, and the amount of tax withheld, if any. Under the backup withholding rules, backup withholding may apply to a shareholder with respect to dividends paid unless the holder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The IRS may also impose penalties on a U.S. shareholder that does not provide the REIT with such shareholder’s correct taxpayer identification number. A shareholder may credit any amount paid as backup withholding against the shareholder’s income tax liability. In addition, the REIT may be required to withhold a portion of capital gain distributions to any shareholders who fail to certify their non-foreign status to the REIT.

Taxation of Tax-Exempt Shareholders. The IRS has ruled that amounts distributed as dividends by a real estate investment trust generally do not constitute unrelated business taxable income when received by a tax-exempt entity. Based on that ruling, provided that a tax-exempt shareholder is not one of the types of entity described below and has not held the shares of REIT common stock as “debt financed property” within the meaning of the Code, the dividend income from the shares of REIT common stock will not be unrelated business taxable income to a tax-exempt shareholder. Similarly, income from the sale of shares of REIT common stock will not constitute unrelated business taxable income unless the tax-exempt shareholder has held the shares as “debt financed property” within the meaning of the Code or has used the shares in a trade or business.

Notwithstanding the above paragraph, tax-exempt shareholders will be required to treat as unrelated business taxable income any dividends paid by the REIT that are allocable to the REIT’s “excess inclusion” income, if any.

Income from an investment in shares of REIT common stock will constitute unrelated business taxable income for tax-exempt shareholders that are social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts, and qualified group legal services plans exempt from U.S. federal income taxation under the applicable subsections of Section 501(c) of the Code, unless the organization is able to properly deduct amounts set aside or placed in reserve for certain purposes so as to offset the income generated by the shares of REIT common stock. Prospective investors of the types described in the preceding sentence should consult such investors’ own tax advisors concerning these “set aside” and reserve requirements.

Notwithstanding the foregoing, however, a portion of the dividends paid by a “pension-held REIT” will be treated as unrelated business taxable income to any trust that

•	is described in certain provisions of the Code relating to qualified pension, profit-sharing and stock bonus plans;

•	is described in certain provisions of the Code relating to tax-exempt organizations; and

•	holds more than 10% (by value) of the equity interests in the REIT.

Tax-exempt pension, profit-sharing and stock bonus funds described in the first bullet point above are referred to below as “qualified trusts.” A real estate investment trust is a “pension-held REIT” if:

•	the real estate investment trust would not have qualified as a real estate investment trust but for the fact that the Code provides that stock owned by qualified trusts will be treated, for purposes of the “not closely held” requirement, as owned by the beneficiaries of the trust (rather than by the trust itself); and

•	either (a) at least one qualified trust holds more than 25% by value of the outstanding capital stock of the REIT or (b) one or more qualified trusts, each of which owns more than 10% by value of the outstanding capital stock of the REIT, hold in the aggregate more than 50% by value of the outstanding capital stock of the REIT.

The percentage of any real estate investment trust dividend treated as unrelated business taxable income to a qualifying trust is equal to the ratio of (a) the gross income of the REIT from unrelated trades or businesses, determined as though the REIT were a qualified trust, less direct expenses related to this gross income, to (b) the total gross income of the REIT, less direct expenses related to the total gross income. A de minimis exception applies where this percentage is less than 5% for any year. The REIT does not expect to be classified as a “pension-held REIT”.

The rules described above under the heading “U.S. Shareholders” concerning the inclusion of the REIT’s designated undistributed net capital gains in the income of the REIT’s shareholders will apply to tax-exempt entities. Thus, tax-exempt entities will be allowed a credit or refund of the tax deemed paid by these entities in respect of the includible gains.

Medicare Tax. A U.S. shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, is subject to a 3.8% tax on the lesser of (1) the United States holder’s “net investment income” (or “undistributed net investment income” in the case of an estate or trust) for the relevant taxable year and (2) the excess of the United States holder’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals is between $125,000 and $250,000, depending on the individual’s circumstances). A holder’s net investment income generally includes the holder’s dividend income and the holder’s net gains from the disposition of shares of REIT common stock, unless such dividends or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a United States holder that is an individual, estate or trust, you are urged to consult your tax advisors regarding the applicability of the Medicare tax to your income and gains in respect of your investment in the REIT common stock.

Non-U.S. Shareholders

The rules governing U.S. federal income taxation of non-U.S. shareholders are highly technical and complex. The following discussion is only a limited summary of these rules. Prospective non-U.S. shareholders should consult with their own tax advisors to determine the impact of U.S. federal, state and local income tax laws with regard to an investment in the shares of REIT common stock, including any reporting requirements.

Ordinary Dividends. Distributions, other than distributions that are treated as attributable to gain from sales or exchanges by the REIT of U.S. real property interests, as discussed below, and other than distributions designated by the REIT as capital gain dividends, will be treated as ordinary income to the extent that the distributions are made out of the REIT’s current or accumulated earnings and profits. A withholding tax equal to 30% of the gross amount of the distribution will ordinarily apply to distributions of this kind to non-U.S. shareholders, unless an applicable tax treaty reduces that tax. However, if income from the investment in the REIT common stock is treated as effectively connected with the non-U.S. shareholder’s conduct of a U.S. trade or business or is attributable to a permanent establishment that the non-U.S. shareholder maintains in the United States if that is required by an applicable income tax treaty as a condition for subjecting the non-U.S. shareholder to U.S. taxation on a net income basis, tax at graduated rates will generally apply to the non-U.S. shareholder in the same manner as U.S. shareholders are taxed with respect to dividends, and the 30% branch profits tax may also apply if the shareholder is a foreign corporation. The REIT expects that it or the required withholding agent will withhold U.S. tax at the rate of 30% on the gross amount of any dividends, other than dividends treated as attributable to gain from sales or exchanges of U.S. real property interests and capital gain dividends, paid to a non-U.S. shareholder, unless (a) a lower treaty rate applies and the required form evidencing eligibility for that reduced rate is filed with the REIT or the appropriate withholding agent or (b) the non-U.S. shareholder files an IRS Form W-8-ECI or a successor form with the REIT or the appropriate withholding agent claiming that the distributions are effectively connected with the non-U.S. shareholder’s conduct of a U.S. trade or business and in either case other applicable requirements were met.

If a non-U.S. shareholder receives an allocation of “excess inclusion income” with respect to a REMIC residual interest or an interest in a TMP owned by the REIT, the non-U.S. shareholder will be subject to U.S. federal income tax withholding at the maximum rate of 30% with respect to such allocation, without reduction pursuant to any otherwise applicable income tax treaty.

Return of Capital. Distributions in excess of the REIT’s current and accumulated earnings and profits, which are not treated as attributable to the gain from the REIT’s disposition of a U.S. real property interest, will not be taxable to a non-U.S. shareholder to the extent that the distributions do not exceed the non-U.S. shareholder’s adjusted basis in such shareholder’s shares of REIT common stock. Distributions of this kind will instead reduce the adjusted basis of such shares. To the extent that distributions of this kind exceed the non-U.S. shareholder’s adjusted basis in such shareholder’s shares of REIT common stock, the distributions will give rise to tax liability if the non-U.S. shareholder otherwise would have to pay tax on any gain from the sale or disposition of the shares, as described below. If it cannot be determined at the time a distribution is made whether the distribution will be in excess of current and accumulated earnings and profits, withholding will apply to the distribution at the rate applicable to dividends. However, the non-U.S. shareholder may seek a refund of these amounts from the IRS if it is subsequently determined that the distribution was, in fact, in excess of the REIT’s current and accumulated earnings and profits.

Also, the REIT (or applicable withholding agent) could potentially be required to withhold at least 10% of any distribution in excess of the REIT’s current and accumulated earnings and profits, even if the non-U.S. shareholder is not liable for U.S. tax on the receipt of that distribution. However, a non-U.S. shareholder may seek a refund of these amounts from the IRS if the non-U.S. shareholder’s tax liability with respect to the distribution is less than the amount withheld. Such withholding should generally not be required if a non-U.S. shareholder would not be taxed under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), upon a sale or exchange of shares of REIT common stock. See discussion below under “—Sales of Common Stock”.

Capital Gain Dividends. Distributions that are attributable to gain from sales or exchanges by the REIT of U.S. real property interests that are paid with respect to any class of REIT common stock that is regularly traded on an established securities market located in the United States and held by a non-U.S. shareholder who does not own more than 5% of such class of stock at any time during the one year period ending on the date of distribution will be treated as a normal distribution by the REIT, and such distributions will be taxed as described above in “—Ordinary Dividends”.

Distributions that are not described in the preceding paragraph that are attributable to gain from sales or exchanges by the REIT of U.S. real property interests will be taxed to a non-U.S. shareholder under the provisions of FIRPTA. Under this statute, these distributions are taxed to a non-U.S. shareholder as if the gain were effectively connected with a U.S. business. Thus, non-U.S. shareholders will be taxed on the distributions at the normal capital gain rates applicable to U.S. shareholders, subject to any applicable alternative minimum tax and special alternative minimum tax in the case of individuals, and the 30% branch profits tax may also apply if the shareholder is a foreign corporation. The REIT (or applicable withholding agent) is required by applicable Treasury regulations under this statute to withhold 35% of any distribution that the REIT could designate as a capital gain dividend. However, if the REIT designates as a capital gain dividend a distribution made before the day the REIT actually effects the designation, then although the distribution may be taxable to a non-U.S. shareholder, withholding does not apply to the distribution under this statute. Rather, the REIT must effect the 35% withholding from distributions made on and after the date of the designation, until the distributions so withheld equal the amount of the prior distribution designated as a capital gain dividend. The non-U.S. shareholder may credit the amount withheld against its U.S. tax liability.

Distributions to a non-U.S. shareholder that are designated by the REIT at the time of distribution as capital gain dividends that are not attributable to or treated as attributable to the disposition by the REIT of a U.S. real property interest generally will not be subject to U.S. federal income taxation, except as described above.

Share Distributions. The REIT may make distributions to holders of shares of REIT common stock that are paid in shares of REIT common stock. In certain circumstances, these distributions may be intended to be treated as dividends for U.S. federal income tax purposes and, accordingly, would be treated in a manner consistent with the discussion above under “—Ordinary Dividends” and “—Capital Gains Dividends”. If the REIT (or applicable withholding agent) is required to withhold an amount in excess of any cash distributed along with the shares of REIT common stock, some of the shares that would otherwise be distributed will be retained and sold in order to satisfy such withholding obligations.

Sales of shares of REIT common stock. Gain recognized by a non-U.S. shareholder upon a sale or exchange of shares of REIT common stock generally will not be taxed under FIRPTA if the REIT is a “domestically controlled REIT”, defined generally as a real estate investment, less than 50% in value of the stock of which is and was held directly or indirectly by foreign persons at all times during a specified testing period. The REIT believes that it will be a “domestically controlled REIT” upon the effective time of the REIT’s election to be taxed as a real estate investment trust, and, therefore, assuming that the REIT continues to be a “domestically controlled REIT”, that taxation under this statute generally will not apply to the sale of shares of REIT common stock. However, gain to which this statute does not apply will be taxable to a non-U.S. shareholder if investment in the shares of REIT common stock is treated as effectively connected with the non-U.S. shareholder’s U.S. trade or business or is attributable to a permanent establishment that the non-U.S. shareholder maintains in the United States if that is required by an applicable income tax treaty as a condition for subjecting the non-U.S. shareholder to U.S. taxation on a net income basis. In this case, the same treatment will apply to the non-U.S. shareholder as to U.S. shareholders with respect to the gain. In addition, gain to which FIRPTA does not apply will be taxable to a non-U.S. shareholder if the non-U.S. shareholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, or maintains an office or a fixed place of business in the United States to which the gain is attributable. In this case, a 30% tax will apply to the nonresident alien individual’s capital gains. A similar rule will apply to capital gain dividends to which this statute does not apply.

If the REIT does not qualify as a “domestically controlled REIT”, the tax consequences to a non-U.S. shareholder of a sale of shares of REIT common stock depends upon whether such stock is regularly traded on an established securities market and the amount of such stock that is held by the non-U.S. shareholder. Specifically, a non-U.S. shareholder that holds a class of shares of REIT common stock that is traded on an established securities market will only be subject to FIRPTA in respect of a sale of such shares if the shareholder owned more than 5% of the shares of such class at any time during a specified period. This period is generally the shorter of the period that the non-U.S. shareholder owned such shares or the five-year period ending on the date when the shareholder disposed of the shares. A non-U.S. shareholder that holds shares of a class of REIT common stock that is not traded on an established securities market will only be subject to FIRPTA in respect of a sale of such shares if on the date the shares were acquired by the shareholder such shares had a fair market value greater than the fair market value on that date of 5% of the regularly traded class of the REIT’s outstanding shares with the lowest fair market value. If a non-U.S. shareholder holds a class of shares of REIT common stock that is not regularly traded on an established securities market, and subsequently acquires additional shares of the same class, then all such shares must be aggregated and valued as of the date of the subsequent acquisition for purposes of the 5% test that is described in the preceding sentence. If tax under FIRPTA applies to the gain on the sale of shares of REIT common stock, the same treatment would apply to the non-U.S. shareholder as to U.S. shareholders with respect to the gain, subject to any applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals.

Backup Withholding and Information Reporting. If you are a non-U.S. shareholder, we and other payors are required to report payments of dividends on IRS Form 1042-S even if the payments are exempt from withholding. However, you are otherwise generally exempt from backup withholding and information reporting requirements with respect to:

•	dividend payments and

•	the payment of the proceeds from the sale of shares of REIT common stock effected at a U.S. office of a broker,

as long as the income associated with these payments is otherwise exempt from U.S. federal income tax, and:

•	the payor or broker does not have actual knowledge or reason to know that you are a U.S. person and you have furnished to the payor or broker:

•	a valid IRS Form W-8BEN or W-8BEN-E, as applicable, or an acceptable substitute form upon which you certify, under penalties of perjury, that you are a non-U.S. person, or

•	other documentation upon which the payor or broker may rely to treat the payments as made to a non-U.S. person in accordance with U.S. Treasury regulations, or

•	you otherwise establish an exemption.

Payment of the proceeds from the sale of shares of REIT common stock effected at a foreign office of a broker generally will not be subject to information reporting or backup withholding. However, a sale of such shares that is effected at a foreign office of a broker will be subject to information reporting and backup withholding if:

•	the proceeds are transferred to an account maintained by you in the United States,

•	the payment of proceeds or the confirmation of the sale is mailed to you at a United States address, or

•	the sale has some other specified connection with the United States as provided in U.S. Treasury regulations,

unless the broker does not have actual knowledge or reason to know that you are a U.S. person and the documentation requirements described above are met or you otherwise establish an exemption.

In addition, a sale of shares of REIT common stock will be subject to information reporting if such sale is effected at a foreign office of a broker that is:

•	a U.S. person,

•	a controlled foreign corporation for U.S. federal tax purposes,

•	a foreign person 50% or more of whose gross income is effectively connected with the conduct of a U.S. trade or business for a specified three-year period, or

•	a foreign partnership, if at any time during its tax year:

•	one or more of such foreign partnership’s partners are “U.S. persons,” as defined in U.S. Treasury regulations, who in the aggregate hold more than 50% of the income or capital interest in the partnership, or

•	such foreign partnership is engaged in the conduct of a U.S. trade or business, unless the broker does not have actual knowledge or reason to know that you are a United States person and the documentation requirements described above are met or you otherwise establish an exemption. Backup withholding will apply if the sale is subject to information reporting and the broker has actual knowledge that you are a U.S. person.

You generally may obtain a refund of any amounts withheld under the backup withholding rules that exceed your income tax liability by filing a refund claim with the IRS.

FATCA Withholding

Pursuant to Sections 1471 through 1474 of the Code, commonly known as the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax (“FATCA withholding”) may be imposed on certain payments to you or to certain foreign financial institutions, investment funds and other non-U.S. persons receiving payments on your behalf if you or such persons fail to comply with certain information reporting requirements. Such payments will include U.S.-source dividends and the gross proceeds from the sale or other disposition of stock that can produce U.S.-source dividends. Payments of dividends that you receive in respect of the REIT common stock could be affected by this withholding if you are subject to the FATCA information reporting requirements and fail to comply with them or if you hold shares of REIT common stock through a non-U.S. person (e.g., a foreign bank or broker) that fails to comply with these requirements (even if payments to you would not otherwise have been subject to FATCA withholding). Payments of gross proceeds from a sale or other disposition of shares of REIT common stock could also be subject to FATCA withholding unless such disposition occurs before January 1, 2017. You should consult your own tax advisors regarding the relevant U.S. law and other official guidance on FATCA withholding.

Federal Estate Taxes

Shares of REIT common stock held by a non-U.S. shareholder at the time of death will be included in the shareholder’s gross estate for U.S. Federal estate tax purposes, unless an applicable estate tax treaty provides otherwise.

Other Tax Consequences

State or local taxation may apply to the REIT and its shareholders in various state or local jurisdictions, including those in which the REIT or its shareholders transact business or reside. The state and local tax treatment of the REIT and its shareholders may not conform to the U.S. federal income tax consequences discussed above. Consequently, prospective shareholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in the REIT.

PROPOSAL TO AMEND THE FOREST CITY ARTICLES OF INCORPORATION

We are proposing to amend the Forest City articles to add certain provisions that are necessary to authorize us to declare and pay the 2015 Special Dividend in the proposed form prior to the Merger. If the proposal to amend the Forest City articles does not receive the requisite approvals, we will not be able to declare and pay the 2015 Special Dividend prior to the Merger, and, in that case, the REIT will have to pay a special dividend at some time during its first year of operation as a real estate investment trust under the Code.

The 2015 Special Dividend is expected to be paid part in cash and part in shares of Forest City Common Stock. Specifically: (i) each holder of shares of Forest City Class A Common Stock as of the record date of the 2015 Special Dividend who held no shares of Forest City Class B Common Stock as of such date will have the option to receive their pro rata portion of the 2015 Special Dividend all in shares of Forest City Class A Common Stock, (ii) each holder of shares of Forest City Class B Common Stock as of the record date of the 2015 Special Dividend who held no shares of Forest City Class A Common Stock as of such date will have the option to receive their pro rata portion of the 2015 Special Dividend all in shares of Forest City Class B Common Stock and (iii) each holder of shares of both classes of Forest City Common Stock as of the record date of the 2015 Special Dividend will have the option to receive their pro rata portion of the 2015 Special Dividend all in shares of both classes of Forest City Common Stock in proportion to their holdings of shares of both classes of Forest City Common Stock as of the record date for the 2015 Special Dividend. As an alternative to receiving their pro rata portion of the 2015 Special Dividend all in shares of either or both classes of Forest City Common Stock, as applicable, each holder of shares of either or both classes of Forest City Common Stock as of the record date of the 2015 Special Dividend will have the option to receive their pro rata portion of the 2015 Special Dividend all in cash, as more fully described herein. In order to preserve working capital, we expect that the total amount of cash payable in the 2015 Special Dividend will be limited to a maximum amount of 20% of the value of the total distribution. Consequently, if the number of shareholders that elect to receive all cash in the 2015 Special Dividend would result in the payment of cash in an aggregate amount that is in excess of this maximum amount, shareholders electing to receive all cash will receive a pro-rated portion of their share of the 2015 Special Dividend in cash such that the total amount of cash payable in the 2015 Special Dividend will not exceed 20% of the value of the total distribution. The balance of the portion of the 2015 Special Dividend payable to a shareholder who receives a pro-rated portion of their share of the 2015 Special Dividend in cash will be paid in the pro-rated number shares of the class or classes of Forest City Common Stock such shareholder would have received had such shareholder elected to receive shares of Forest City Common Stock rather than cash in the 2015 Special Dividend. See “Distribution of Pre-REIT Accumulated E&P”.

Under the Forest City articles, the holders of shares of Forest City Common Stock are entitled to participate share-for-share in any dividend, without priority or distinction between classes. No cash dividend can be paid on a class of shares of Forest City Common Stock until provision is made for payment of a dividend of at least an equal amount on a share-for-share basis on the other class of shares of Forest City Common Stock. In addition, if our board of directors declares any stock dividend with respect to either class of shares of Forest City Common Stock, it must at the same time declare a proportionate stock dividend with respect to the other class.

Because our shareholders will have the option to receive either cash or stock in the 2015 Special Dividend, and may receive a combination of cash and stock as described above, we anticipate that holders of shares of Forest City Class A Common Stock and holders of shares of Forest City Class B Common Stock will receive disproportionate amounts of cash and shares of Forest City Common Stock in the 2015 Special Dividend and will not participate equally in the distribution on a share-for-share basis as required by the Forest City articles. As a result, we must amend the Forest City articles to add certain provisions to authorize us to declare and pay the 2015 Special Dividend and other distributions to our shareholders that our board of directors, in its sole discretion, determines are necessary to satisfy the requirements for qualifying as a real estate investment trust under the Code.

The proposed amendment would be added as a new section to Article IV to the Forest City articles, the text of which is set forth immediately below:

Article IV of the Forest City articles shall be amended by adding the following Section G:

G.	SPECIAL DISTRIBUTIONS

The Board of Directors, in its sole discretion, may authorize one or more distributions to the shareholders of the Corporation for purposes of satisfying the requirements of Section 857(a)(2)(B) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision, pursuant to this Section G (each, an “E&P Distribution”), with each such E&P Distribution payable in cash, in shares of Class A Common Stock and/or Class B Common Stock, or part in cash and part in shares of Class A Common Stock and/or Class B Common Stock, in each case in an amount, on the terms and subject to the conditions determined by the Board of Directors. Neither Section B(1) nor Section E of Article IV of these Amended Articles of Incorporation shall apply to any E&P Distribution, and the Board of Directors may disregard any and all limitations, restrictions and requirements set forth in Section B(1) and Section E of Article IV in determining the amount and proportion of shares of Class A Common Stock and Class B Common Stock and cash to distribute to the shareholders pursuant to this Section G. Notwithstanding anything to the contrary herein, the Board of Directors has the right to abandon any E&P Distribution if the Board of Directors, in its sole discretion, determines that paying such E&P Distribution or the qualification of the Corporation or any successor of the Corporation as a real estate investment trust under Sections 856 through 860 of the Code, is no longer in the best interest of the Corporation and its shareholders.

Required Vote

The affirmative vote of the holders of at least two-thirds of the outstanding shares of Forest City Class A Common Stock and at least two-thirds of the outstanding shares of Forest City Class B Common Stock, each voting as a separate class, is required to approve the proposed amendment to the Forest City articles.

Our board of directors unanimously recommends that shareholders vote “FOR” the approval of the proposed amendment to the Forest City articles.

PROPOSALS REGARDING THE REIT’S ORGANIZATIONAL DOCUMENTS

In Proposal 3, shareholders are being asked to consider and vote upon the approval of the provision in the REIT Charter authorizing the REIT board of directors, without shareholder approval, to amend the REIT Charter to increase or decrease the aggregate number of shares of REIT stock or the number of shares of any class or series of shares of REIT stock that the REIT is authorized to issue.

In Proposal 4, shareholders are being asked to consider and vote upon the approval of a provision in the REIT Charter and a provision in the REIT Bylaws granting the REIT board of directors, with certain limited exceptions, exclusive power to amend the REIT Bylaws.

In Proposal 5, shareholders are being asked to consider and vote upon the approval of a provision in the REIT Bylaws that sets the threshold for REIT shareholders to call a special meeting of shareholders at a majority of all votes entitled to be cast.

Note that, by the terms of the Merger Agreement, the closing of the Merger (and, thus, of the REIT Conversion) is conditioned, among other things, upon Forest City shareholders approving each of the proposals regarding the REIT’s organizational documents. The Merger Agreement also provides that the Forest City board of directors may waive one or more of these closing conditions. If Forest City shareholders fail to approve one or more of the proposals regarding the REIT’s organizational documents and the Forest City board of directors elects to waive satisfaction of the related condition and proceed with the Merger, the REIT’s organizational documents will be consistent with the forms attached hereto as Annex B-1 and Annex B-2, respectively, but with such changes as are necessary to remove any provision that did not receive the requisite shareholder approval and substitute a provision consistent with the terms of the Forest City organizational documents in effect immediately prior to the Merger.

For a description of these provisions of the REIT Charter and REIT Bylaws, see “Description of REIT Stock” beginning on page 90, “Certain Provisions of Maryland law and the REIT Charter and REIT Bylaws” beginning on page 96 and “Comparison of Rights of Shareholders of Forest City and the REIT” beginning on page 102.

Required Vote

The affirmative vote of the holders of a majority of the voting power of holders of outstanding shares of Forest City Common Stock entitled to vote and present or represented by proxy at the Special Meeting is required for the adoption of each of the proposals regarding the REIT’s organizational documents.

Our board of directors unanimously recommends that shareholders vote “FOR” each of the proposals regarding the REIT’s organizational documents.

ADJOURNMENT PROPOSAL

If there are not sufficient votes at the time of the Special Meeting (or any adjournment or postponement thereof) to approve one or more of the holding company merger proposal, the proposed amendment to the Forest City articles and the proposals regarding the REIT’s organizational documents, the Chairman of Forest City’s board of directors may propose to adjourn the Special Meeting to a later date or dates in order to permit the solicitation of additional proxies. Under Ohio law and the Forest City regulations, no notice of adjournment need be given to you other than the announcement of the adjournment at the Special Meeting.

In order to permit proxies that have been received by Forest City at the time of the Special Meeting to be voted for an adjournment, if necessary, we have submitted the adjournment proposal to you as a separate matter for your consideration.

In making the adjournment proposal, Forest City is asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Special Meeting and any later adjournments. If our shareholders approve the adjournment proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, in order to use additional time to solicit additional proxies in favor of the holding company merger proposal, the proposed amendment to the Forest City articles and the proposals regarding the REIT’s organizational documents, including the solicitation of proxies from shareholders that have previously voted against one or more of the foregoing proposals. As a result, even if proxies representing a sufficient number of votes against one or more of the foregoing proposals have been received, we could adjourn the Special Meeting without a vote on any of the foregoing proposals and seek to convince the holders of those shares of Forest City Common Stock to change their votes to votes in favor of one or more of the foregoing proposals.

Our board of directors believes that if the number of shares of Forest City Common Stock present or represented by proxy at the Special Meeting and voting in favor of the holding company merger proposal, the proposed amendment to the Forest City articles or any of the proposals regarding the REIT’s organizational documents is insufficient to approve one or more of the foregoing proposals, it is advisable and in the best interest of the shareholders to enable our board of directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve all of the foregoing proposals.

Required Vote

The affirmative vote of the holders of a majority of the voting power of holders of outstanding shares of Forest City Common Stock entitled to vote and present or represented by proxy at the Special Meeting is required for the adoption of the adjournment proposal, whether or not a quorum is present.

Our board of directors unanimously recommends that shareholders vote “FOR” the approval of the adjournment proposal.

LEGAL MATTERS

The validity of the REIT common stock to be issued to Forest City shareholders pursuant to the Merger will be passed upon by Venable LLP, Baltimore, Maryland. Certain tax matters will be passed upon by Sullivan & Cromwell LLP, New York, New York.

EXPERTS

The balance sheet of Forest City Realty Trust, Inc. as of May 29, 2015 included in this proxy statement/prospectus has been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements, financial statement schedules and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) of Forest City Enterprises, Inc. incorporated in this proxy statement/prospectus by reference to Forest City Enterprises, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of FC HCN University Park, LLC and Subsidiaries as of December 31, 2013 and for the eleven months ended December 31, 2013 and year ended January 31, 2013 incorporated in this proxy statement/prospectus by reference to Exhibit 99.1 of Forest City Enterprises, Inc.’s amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2014 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statements of operations, partners’ equity (deficit) and cash flows of Uptown Housing Partners, LP for the year ended December 31, 2012 incorporated in this proxy statement/prospectus by reference to Exhibit 99.1 of Forest City Enterprises, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended, have been audited by McGladrey LLP, as independent auditors, as stated in their report incorporated by reference herein and have been so incorporated in reliance upon such report and upon the authority of such firm as experts in auditing and accounting.

The statements of operations and comprehensive income (loss), members’ equity and cash flows for the year ended January 31, 2013 of FC 8 Spruce Mezzanine, LLC incorporated in this proxy statement/prospectus by reference to Exhibit 99.1 of Amendment No. 2 to Forest City Enterprises, Inc.’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2014 have been so incorporated in reliance on the report of Novogradac & Company LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

SHAREHOLDER PROPOSALS

If the Merger is consummated, there will be no public shareholders of Forest City and no public participation in any future meetings of Forest City shareholders. If, however, the Merger is not consummated, Forest City shareholders will continue to be entitled to attend and participate in our shareholder meetings.

The Forest City regulations provide that (a) a holder of Forest City Class A Common Stock may only nominate a candidate for election as a Class A director and (b) a holder of Forest City Class B Common Stock may only nominate a candidate for election as a Class B director. In order for a shareholder nominated candidate for election as a director at our 2016 Annual Meeting to be included in Forest City’s proxy statement and form of proxy, the nominating shareholder must (i) be a shareholder of the requisite class of Forest City Common Stock of record at the time of the giving of the notice of the meeting and at the time of the meeting, (ii) be entitled to vote at the meeting in the election of directors and (iii) have given timely written notice of the nomination to our Corporate Secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not later than the close of business on the ninetieth calendar day prior to the date our proxy statement was released to shareholders in connection with the 2015 Annual Meeting, advanced by one year.

The notice must contain certain information about each proposed nominee, including (i) the name, age, business address and residence of the candidate, (ii) the principal occupation or employment of the candidate, (iii) all of the information about the candidate required to be disclosed in a proxy statement complying with the rules of the SEC used in connection with the solicitation of proxies for the election of the candidate as a director, (iv) the written consent of the candidate to being named in the proxy statement as a nominee and to serving as a director if elected, (v) the name and record address of the nominating shareholder, (vi) the number of shares and class of Forest City Common Stock beneficially owned, for at least one year, by the nominating shareholder and (vii) a statement disclosing whether the nominating shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person. If the officer presiding at the 2016 Annual Meeting determines that one or more of the candidates has not been nominated in accordance with these procedures, then he or she will so declare at the meeting, and the candidates will not be considered or voted upon at the meeting.

Any other shareholder proposals intended to be presented at our 2016 Annual Meeting of shareholders must be received by us at the address below on or before December 10, 2015 for inclusion in our proxy statement and form of proxy relating to the 2016 Annual Meeting of shareholders.

Proposals of shareholders submitted outside the process of Rule 14a-8 under the Exchange Act in connection with the 2016 Annual Meeting (“Non-Rule 14a-8 Proposals”) must be received by us by February 23, 2016, or such proposals will be considered untimely under Rule 14a-4(c) of the Exchange Act. Our proxy related to the 2016 Annual Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by us after February 23, 2016.

Shareholder proposals should be submitted to:

Geralyn M. Presti

Executive Vice President, General Counsel and Corporate Secretary

Forest City Enterprises, Inc.

Terminal Tower

50 Public Square, Suite 1360

Cleveland, Ohio 44113

ANNEX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of September 15, 2015, by and among Forest City Enterprises, Inc., an Ohio corporation (“FCE Ohio”), Forest City Realty Trust, Inc., a Maryland corporation and a wholly-owned subsidiary of FCE Ohio (“Forest City REIT”), FCILP, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Forest City REIT (“FCILP”), and FCE Merger Sub, Inc., an Ohio corporation wholly owned in the aggregate by Forest City REIT and FCILP (“FCE Merger Sub”).

THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

A. The Board of Directors of FCE Ohio approved an overall plan (the “REIT Conversion”) to restructure its business operations so that it will qualify as a real estate investment trust (“REIT”) for U.S. federal income tax purposes; and

B. The REIT Conversion includes, among other things, the merger of FCE Merger Sub with and into FCE Ohio, with FCE Ohio as the surviving corporation; and

C. Section 1701.78 of the General Corporation Law of the State of Ohio, 17 O.R.C. § 1701, et seq. (the “OGCL”), authorizes the merger of an Ohio corporation with and into another Ohio corporation; and

D. For federal income tax purposes it is intended that the Merger (as defined in Section 1.1), taken together with the subsequent conversion of FCE Ohio into a Delaware limited partnership, pursuant to the REIT Conversion, qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

E. The respective Boards of Directors of FCE Ohio, Forest City REIT and FCE Merger Sub and the managing member of FCILP each has determined that the REIT Conversion, including the Merger, is advisable and in the best interest of their respective entities and stockholders (or, in the case of FCILP, its member) as applicable, and have approved the adoption of the Merger on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGER; EFFECTIVE TIME; EFFECTS OF MERGER

1.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.2) and in accordance with Section 1701.78 of the OGCL, FCE Merger Sub shall be merged with and into FCE Ohio and the separate corporate existence of FCE Merger Sub shall thereupon cease (the “Merger”) and FCE Ohio shall be the surviving corporation of the Merger (sometimes hereinafter referred to as the “Surviving Corporation”) and the separate existence of FCE Ohio will continue unaffected by the Merger.

1.2 Effective Time. Subject to the terms and conditions of this Agreement, the parties hereto shall, at such time as they deem advisable, cause a certificate of merger substantially in the form of Exhibit A attached hereto (the “Ohio Certificate of Merger”) to be executed and filed with the Secretary of State of Ohio and make all other filings or recordings required by Ohio law in connection with the Merger. The Merger shall become effective upon the filing of the Ohio Certificate of Merger with the Secretary of State of Ohio, or at such other time as FCE Ohio and FCE Merger Sub shall agree and specify in the Ohio Certificate of Merger (the “Effective Time”).

1.3 Effects of Merger. The Merger shall have the effects specified in the OGCL and this Agreement.

1.4 Articles of Incorporation, Bylaws and Management of the Surviving Corporation.

(a) The articles of incorporation of FCE Ohio as they shall exist immediately prior to the Effective Time shall be and remain the articles of incorporation of the Surviving Corporation as of the Effective Time, until altered, amended or repealed as provided therein or by applicable law.

(b) The code of regulations of FCE Ohio as it shall exist immediately prior to the Effective Time shall be and remain the code of regulations of the Surviving Corporation until altered, amended or repealed as provided therein or by applicable law.

(c) The members of the Board of Directors, members of the committees of the Board of Directors and the officers and management of FCE Ohio in office immediately prior to the Effective Time, including any additional persons elected after the date of this Agreement, shall continue to serve as the members of the Board of Directors, members of the committees of the Board of Directors and the officers and management of the Surviving Corporation, respectively, from and after the Effective Time in accordance with the code of regulations of the Surviving Corporation, except for such persons who resign or leave, if any, immediately prior to, at, or immediately following the Effective Time.

1.5 Tax Treatment of the Merger. The parties hereto agree to treat the Merger, taken together with the subsequent conversion of FCE Ohio into a Delaware limited partnership pursuant to the REIT Conversion, for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code, and hereby adopt this Agreement and the relevant steps of the REIT Conversion as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g).

1.6 Successor Issuer. The parties hereto intend that Forest City REIT be deemed a successor issuer of FCE Ohio in accordance with Rule 12g-3 under the Securities Exchange Act of 1934, as amended, and Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”). At or after the Effective Time, Forest City REIT shall file (i) an appropriate report on Form 8-K describing the Merger and (ii) appropriate amendments to any Registration Statements of FCE Ohio on Form S-3 and Form S-8.

ARTICLE II

EFFECT ON CAPITAL STOCK; CONVERSION OF OPTIONS; EXCHANGE OF CERTIFICATES

2.1 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any further action on the part of FCE Ohio, Forest City REIT, FCILP and FCE Merger Sub or the equityholders, as applicable, of such entities:

(a) Each share of Class A Common Stock, par value $.33-1/3 per share, of FCE Ohio (“FCE Ohio Class A Common Stock”) issued and outstanding immediately prior to the Effective Time, shall be converted into one (1) validly issued, fully paid and nonassessable share of Class A common stock, par value $0.01 per share, of Forest City REIT (“Forest City REIT Class A Common Stock”).

(b) Each share of Class B Common Stock, par value $.33-1/3 per share, of FCE Ohio (“FCE Ohio Class B Common Stock”, and, together with the FCE Ohio Class A Common Stock, the “FCE Ohio Common Stock”) issued and outstanding immediately prior to the Effective Time, shall be converted into one (1) validly issued, fully paid and nonassessable share of Class B common stock, par value $0.01 per share, of Forest City REIT (“Forest City REIT Class B Common Stock,” and, together with the Forest City REIT Class A Common Stock, the “Forest City REIT Common Stock”).

(c) All shares of Forest City REIT Common Stock issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall be canceled and retired without payment of consideration therefor and shall cease to exist.

(d) Each share of FCE Ohio Common Stock held in FCE Ohio’s treasury immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, shall be canceled and retired without payment of any consideration therefor and shall cease to exist.

(e) Each share of the common stock, $0.01 par value per share, of FCE Merger Sub issued and outstanding immediately prior to the Effective Time (specifically, the shares held by Forest City REIT and FCILP), will be converted into one (1) validly issued, fully paid and nonassessable share of the Surviving Corporation’s Class B Common Stock, par value $.33-1/3 per share (“Surviving Corporation Common Stock”), so that, from and after the Effective Time, Forest City REIT and FCILP shall be the holders in the aggregate of all of the issued and outstanding shares of Surviving Corporation Common Stock.

2.2 Dividends. At the Effective Time, FCE Ohio’s obligations with respect to any dividends or other distributions to the stockholders of FCE Ohio that have been declared by FCE Ohio but not paid prior to the Effective Time will be assumed by Forest City REIT in accordance with the terms thereof.

2.3 FCE Ohio Benefit Plans. At the Effective Time, the rights and obligations of FCE Ohio under FCE Ohio’s 1994 Stock Plan (as amended and restated as of March 17, 2013 and further amended on December 17, 2013), 2005 Deferred Compensation Plan for Nonemployee Directors (as amended and restated effective January 1, 2008), and Deferred Compensation Plan for Nonemployee Directors (including all amendments or modifications, collectively, the “Plans”), the awards made under the Plans that are outstanding immediately prior to the Effective Time and the related award agreements, and any and all other agreements respecting awards made under any of the Plans and in effect immediately prior to the Effective Time will be assumed by Forest City REIT in accordance with the terms thereof, and all rights of the parties thereto and the participants therein to acquire shares of FCE Ohio Common Stock on the terms and conditions of the Plans, the award agreements and such other agreements will be converted on a one-for-one basis into rights to acquire shares of Forest City REIT Common Stock, in each case, to the extent set forth in, and in accordance with, the terms of such Plans, awards and other agreements. From and after the Effective Time, Forest City REIT shall have all amendment and administrative authority with respect to such Plans, awards, and agreements to the extent that FCE Ohio had such authority immediately prior to the Effective Time.

2.4 No Surrender of Certificates; Direct Registration of Forest City REIT Common Stock.

(a) At the Effective Time, each outstanding share of FCE Ohio Common Stock shall automatically represent the same number of shares of Forest City REIT Common Stock of the corresponding class without any further act or deed by the stockholders of FCE Ohio and record of such ownership shall be kept in uncertificated, book entry form by Forest City REIT’s transfer agent. Until thereafter surrendered in the ordinary course, each outstanding certificate that, immediately prior to the Effective Time, evidenced FCE Ohio Common Stock shall, from and after the Effective Time, be deemed and treated for all corporate purposes to evidence only the right to receive the merger consideration issuable in respect of the shares of FCE Ohio Common Stock represented by such certificates immediately prior to the Effective Time without any interest thereon.

(b) At the Effective Time, the stock transfer books of FCE Ohio shall be closed and thereafter there shall be no further registration of transfers of shares of FCE Ohio Common Stock theretofore outstanding on the records of FCE Ohio. From and after the Effective Time, the holders of certificates representing shares of FCE Ohio Common Stock outstanding immediately prior to the Effective Time (such certificates, the “Certificates”) shall cease to have any rights with respect to such shares of FCE Ohio Common Stock except as otherwise provided in this Agreement or by law.

(c) No fractional shares of Forest City REIT Common Stock shall be issued pursuant hereto.

(d) None of FCE Ohio, Forest City REIT, FCE Merger Sub, or any other person shall be liable to any former holder of shares or securities of FCE Ohio for any amount properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar laws.

ARTICLE III

CONDITIONS

3.1 Conditions as to Each Party’s Obligation to Effect the Merger. The respective obligations of each party to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, with respect to clauses (b) through (l) below, waiver by FCE Ohio in its sole discretion, of the following conditions at or prior to the Effective Time:

(a) This Agreement shall have been duly approved and adopted by the requisite vote of the stockholders of FCE Ohio.

(b) FCE Ohio’s Board of Directors shall have determined that the transactions constituting the REIT Conversion that are necessary to enable Forest City REIT to qualify as a REIT for U.S. federal income tax purposes, have occurred or are reasonably likely to occur.

(c) FCE Ohio’s Board of Directors shall not have determined that the REIT Conversion or Forest City REIT’s anticipated qualification as a REIT under the Code is no longer advisable and in the best interest of FCE Ohio and its stockholders.

(d) Each provision proposed to be included in the Forest City REIT charter that will be in effect as of the Effective Time that is subject to a proposal considered and voted upon by FCE Ohio stockholders at the special meeting held to approve and adopt this Agreement shall have been approved, and Forest City REIT shall have amended and restated its charter (such amendment and restatement being effective as of the Effective Time) to read substantially in the form attached hereto as Exhibit C.

(e) Each provision proposed to be included in the Forest City REIT bylaws that will be in effect as of the Effective Time that is subject to a proposal considered and voted upon by FCE Ohio stockholders at the special meeting held to approve and adopt this Agreement shall have been approved, and Forest City REIT shall have amended and restated its bylaws (such amendment and restatement being effective as of the Effective Time) to read substantially in the form attached hereto as Exhibit D.

(f) FCE Ohio shall have received from Sullivan & Cromwell LLP an opinion to the effect that (i) the Merger and the steps taken to convert FCE Ohio to a Delaware limited partnership as part of the REIT Conversion, taken together, qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code, and that (ii) commencing with Forest City REIT’s taxable year ending December 31, 2016, Forest City REIT’s organization and proposed method of operations will enable it to meet the requirements for qualification and taxation as a REIT under the Code, substantially in the form attached hereto as Exhibit B.

(g) The shares of Forest City REIT Common Stock issuable to stockholders of FCE Ohio pursuant to this Agreement shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(h) The Form S-4 previously filed with the Securities and Exchange Commission (the “SEC”) by Forest City REIT in connection with the REIT Conversion shall have become effective under the Securities Act, and shall not be the subject of any stop order or proceeding seeking a stop order.

(i) FCE Ohio and Forest City REIT shall have executed supplemental indentures to the Indenture, dated as of October 26, 2009, the Indenture, dated as of July 9, 2011, and the Indenture, dated July 19, 2013, each between FCE Ohio, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, effective as of the Effective Time, pursuant to which Forest City REIT will assume the obligations of FCE Ohio to issue common stock upon conversion of the convertible senior notes issued under such indentures and all other rights and obligations of FCE Ohio under such indentures.

(j) The members of the board of directors, members of the committees of the board of directors and the officers and management of FCE Ohio in office immediately prior to the Effective Time, including any additional persons elected after the date of this Agreement, shall be elected or appointed to serve as the members of the board of directors, members of the committees of the board of directors and the officers and management, respectively, of Forest City REIT, from and after the Effective Time in accordance with the bylaws of Forest City REIT, except for such persons who resign or leave, if any, immediately prior to, at or immediately following the Effective Time.

(k) FCE Ohio’s Board of Directors shall have determined, in its sole discretion, that no legislation or proposed legislation with a reasonable possibility of being enacted will have the effect of (a) impairing in any material respect the ability of Forest City REIT to qualify as a REIT under the Code commencing with the taxable year ending December 31, 2016, (b) increasing in any material respect the federal tax liabilities of Forest City REIT resulting from so qualifying or (c) amending Sections 856 through 860 of the Code in a manner that reduces in any material respect the expected benefits to Forest City REIT of so qualifying.

(l) FCE Ohio shall have received all governmental approvals and third party consents required to be obtained by FCE Ohio or its subsidiaries in connection with the Merger and the transactions constituting the REIT conversion, except where the failure to obtain such approvals or consents would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of Forest City REIT, FCE Ohio and their subsidiaries taken as a whole.

ARTICLE IV

TERMINATION

4.1 Termination of Agreement. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval of this Agreement by the stockholders of FCE Ohio, by the Board of Directors of FCE Ohio in its sole discretion.

4.2 Effect of Termination and Abandonment. In the event of termination of this Agreement and abandonment of the Merger pursuant to this Article IV, this Agreement shall forthwith become null and void and have no effect and no party hereto (or any of its stockholders, members, directors or officers) shall have any liability or further obligation to any other party to this Agreement with respect to such termination and abandonment.

ARTICLE V

GENERAL PROVISIONS

5.1 Further Assurances. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of FCE Merger Sub or FCE Ohio, then Forest City REIT, its officers or other authorized persons of the Surviving Corporation are authorized to take any such necessary or desirable actions including the execution, in the name and on behalf of FCE Merger Sub or FCE Ohio, of all such deeds, bills of sale, assignments and assurances.

5.2 No Appraisal Rights. The holders of shares of FCE Ohio Common Stock are not entitled under applicable law to dissenters’ or appraisal rights as a result of the Merger and REIT Conversion.

5.3 Entire Agreement. This Agreement and the Exhibits and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

5.4 Amendment. This Agreement may be amended by the parties hereto at any time before or after approval of the Agreement by the stockholders of FCE Ohio, but, after such stockholder approval, no amendment shall be effective which by law requires the further approval of such stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

5.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

5.6 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all of the parties hereto.

5.7 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

5.8 Incorporation. All Exhibits attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

5.9 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

5.10 Waiver of Conditions.

(a) The conditions to each of the parties’ obligations to consummate the Merger enumerated in Section 3.1(b) through (1) may be waived by FCE Ohio in whole or in part to the extent permitted by applicable law.

(b) In the event the FCE Ohio stockholders fail to approve one or more of the provisions proposed to be included in the Forest City REIT charter or Forest City REIT bylaws that will be in effect as of the Effective Time that are subject to a proposal at the special meeting held to approve and adopt this Agreement and FCE Ohio, in its sole discretion, elects to waive satisfaction of the related condition and proceed with the consummation of the Merger, Forest City REIT shall, at the Effective Time, cause its charter and/or its bylaws to be consistent with the forms attached hereto as Exhibit C and Exhibit D, respectively, but with such changes as are necessary to remove any proposed provision that did not receive the requisite approval of the FCE Ohio stockholders at the special meeting and substitute a provision consistent with the terms of the FCE Ohio organizational documents in effect immediately prior to the Merger.

5.11 No Third-Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

FOREST CITY ENTERPRISES, INC., an Ohio corporation

By:	/s/ David J. LaRue
Name: Title:	David J. LaRue President, Chief Executive Officer and Director

FOREST CITY REALTY TRUST, INC., a Maryland corporation

By:	/s/ David J. LaRue
Name: Title:	David J. LaRue President, Chief Executive Officer and Director

FCE MERGER SUB, INC., an Ohio corporation

By:	/s/ David J. LaRue
Name: Title:	David J. LaRue Chief Executive Officer

FCILP, LLC, a Delaware limited liability company

By:	/s/ David J. LaRue
Name: Title:	David J. LaRue Chief Executive Officer

[Signature Page to Merger Agreement]

ANNEX B-1

FOREST CITY REALTY TRUST, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Forest City Realty Trust, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

INCORPORATOR

Jeffrey M. Keehn, whose address is c/o Venable LLP, 750 E. Pratt Street, Baltimore, Maryland 21202, being at least 18 years of age, formed a corporation under the general laws of the State of Maryland on May 29, 2015.

ARTICLE II

NAME

The name of the corporation (the “Corporation”) is:

Forest City Realty Trust, Inc.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of the charter of the Corporation (as the term charter is defined in the Maryland General Corporation Law, as amended from time to time (the “MGCL”), the “Charter”), the term “REIT” means a real estate investment trust under Sections 856 through 860 of the Code or any successor provisions.

ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland are CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

B-1-1

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be 13, which number may only be increased or decreased pursuant to the Bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the MGCL. The names of the directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

Arthur F. Anton

Scott S. Cowen

Michael P. Esposito, Jr.

Stan Ross

Kenneth J. Bacon

Christine R. Detrick

Deborah L. Harmon

David J. LaRue

Brian J. Ratner

Bruce C. Ratner

Charles A. Ratner

Deborah Ratner Salzberg

Ronald A. Ratner

Section 5.2 Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter voting together as a single class.

Section 5.3 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4 Preemptive and Appraisal Rights. Except for the conversion rights now or hereafter expressly provided for in the Charter and except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors and upon such terms and conditions as specified by the Board of Directors, shall determine that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Section 5.5 Indemnification. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable

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expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, member, manager, partner or trustee of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Section 5.6 Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, cash flow, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter or of the Bylaws; the number of shares of stock of any class or series of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 5.7 REIT Qualification. If the Corporation elects to qualify for U.S. federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article VII.

Section 5.8 Removal of Directors. Subject to the rights of holders of shares of one or more classes or series of Preferred Stock (as defined below) to elect or remove one or more directors elected by such class or series of Preferred Stock, (a) any director elected exclusively by the holders of Class A Common Stock (a “Class A Director”) may be removed from office at any time by the affirmative vote of holders of shares of Class A Common Stock entitled to cast a majority of all the votes entitled to be cast generally in the election of Class A Directors, with or without cause, (b) any director elected exclusively by the holders of Class B Common Stock (a “Class B Director”) may be removed from office at any time by the affirmative vote of holders of shares of Class B Common Stock entitled to cast a majority of all the votes entitled to be cast generally in the election of Class B Directors, with or without cause, and (c) any director elected by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, may be removed from office at any time by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of such director, with or without cause. For the avoidance of doubt, if the Corporation elects to be subject to Section 3-803 or Section 3-804(a) of the MGCL, a director may be removed only in accordance with the standards set forth in this Section 5.8, notwithstanding any such election.

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Section 5.9 Corporate Opportunities. The Corporation shall have the power, by resolution of the Board of Directors, to renounce any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities or classes or categories of business opportunities that are presented to the Corporation or developed by or presented to one or more directors or officers of the Corporation.

ARTICLE VI

STOCK

Section 6.1 Authorized Shares. The Corporation has authority to issue 447,000,000 shares of stock, consisting of 371,000,000 shares of Class A Common Stock, $0.01 par value per share (“Class A Common Stock”), 56,000,000 shares of Class B Common Stock, $0.01 par value per share (“Class B Common Stock” and, together with the Class A Common Stock and any shares of stock hereinafter reclassified by the Board of Directors pursuant to this Article VI, “Common Stock”), and 20,000,000 shares of Preferred Stock, $0.01 par value per share (together with any shares of stock hereinafter classified by the Board of Directors pursuant to this Article VI, “Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $4,470,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 6.2 Common Stock. The Board of Directors may reclassify any unissued shares of Common Stock and further reclassify any previously classified or reclassified but unissued shares of Common Stock of any class or series from time to time into one or more classes or series of stock. The preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption of the shares of Class A Common Stock and the shares of Class B Common Stock are as follows:

Section 6.2.1 General. Except as otherwise provided in the Charter, the shares of Class A Common Stock and the shares of Class B Common Stock shall be in all respects identical, and the respective holders shall be entitled to participate in any dividend, reclassification, merger, consolidation, conversion, reorganization, recapitalization, liquidation, dissolution or winding up of the affairs of the Corporation, share for share, without priority or distinction between classes.

Section 6.2.2 Conversion Rights of Class B Common Stock. Each holder of a share of Class B Common Stock may at any time or from time to time, in such holder’s sole discretion and at such holder’s option, convert any whole number or all of such holder’s shares of Class B Common Stock into fully paid and nonassessable shares of Class A Common Stock at the rate of one share of Class A Common Stock for each share of Class B Common Stock surrendered for conversion. Any such conversion may be effected by any holder of Class B Common Stock by providing a written notice to the Corporation at the office of the Corporation or the office of any transfer agent for the Class A Common Stock into which such holder elects to convert all or a specified number of shares of Class B Common Stock. Upon the receipt of such notice, such shares of Class B Common Stock shall be cancelled, the issuance of new uncertificated shares of Class A Common Stock shall be made to the person entitled thereto and the conversion shall be recorded upon the books of the Corporation. Such conversion shall be made at the close of business on the date of the receipt of such notice and the person or persons entitled to receive the shares of Class A Common Stock issuable on such conversion shall be treated for all purposes as the holder or holders of such shares of Class A Common Stock on such date.

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6.2.3 Voting Rights.

(a) General. The holders of the Class A Common Stock and the holders of the Class B Common Stock shall have the following voting rights:

(i) With respect to the election of directors, subject to Section 6.2.3(a)(ii) below and the rights of holders of shares of one or more classes or series of Preferred Stock to elect or remove one or more additional directors, the holders of the Class A Common Stock voting as a separate class shall be entitled to elect a number of directors (rounded up to the nearest whole number) that is equal to 25% of the entire Board of Directors immediately after such election. Holders of the Class B Common Stock voting as a separate class shall be entitled to elect the remaining directors elected in any year.

(ii) The holders of the Class A Common Stock will not have the right to elect directors as set forth in Section 6.2.3(a)(i) above if, on the close of business on the record date for any meeting of stockholders at which directors are to be elected, the total number of issued and outstanding shares of Class A Common Stock is less than 10% of the aggregate number of issued and outstanding shares of Class A Common Stock and Class B Common Stock. In such event, all the directors to be elected at such meeting shall be elected by the holders of the Class A Common Stock and the holders of the Class B Common Stock voting together as a single class, provided that, with respect to said election, each share of Class A Common Stock shall have one vote and each share of Class B Common Stock shall have ten votes. The holders of the Class B Common Stock will not have the right to elect directors as set forth in Section 6.2.3(a)(i) if, on the close of business on the record date for any meeting of stockholders at which directors are to be elected, the total number of outstanding shares of Class B Common Stock is less than 500,000 shares. In such latter event, the holders of the Class A Common Stock will continue to have the right, voting as a separate class, to elect a number of directors (rounded up to the nearest whole number) that is equal to 25% of the entire Board of Directors immediately after such election. In addition, the holders of the Class A Common Stock will have the right to vote together with the holders of the Class B Common Stock to elect the remaining members of the Board of Directors up for election, provided that each share of Class A Common Stock will have one vote and each share of Class B Common Stock will have ten votes.

(iii) Except as otherwise provided by law or the Charter, the holders of the Class A Common Stock and the holders of the Class B Common Stock shall in all matters not specified in Sections 6.2.3(a)(i) and 6.2.3(a)(ii) vote together as a single class, provided that the holders of shares of the Class A Common Stock shall have one vote per share and the holders of shares of the Class B Common Stock shall have ten votes per share.

(b) Protective Provisions.

(i) The holders of the Class A Common Stock and the holders of the Class B Common Stock shall be entitled to vote as separate classes for the election of directors, except as otherwise provided in Section 6.2.3(a)(ii).

(ii) The Corporation shall not, without the affirmative vote of the holders of a majority of the outstanding shares of the affected class, voting as a separate class to the exclusion of any other unaffected class of stock, (1) amend the Charter, (2) amend the Bylaws or (3) consolidate or merge the Corporation with or into another entity, if such action in (1), (2) or (3) above would adversely alter the rights, preferences, privileges or restrictions granted or imposed with respect to the shares of such class relative to the shares of any other class. For the avoidance of doubt, none of the following actions shall be deemed to alter in any manner the rights, preferences, privileges or restrictions granted or imposed with respect to the outstanding shares of any class relative to the shares of any other class: (1) the classifying or reclassifying of shares of any class or series of stock into one or more classes or series of stock as provided in Sections 6.2 and 6.3 and the exercise by the Board of Directors in connection therewith of its powers and authority under Section 6.4, (2) taking any action (except an amendment of Sections 6.2.3(a)(i), 6.2.3(a)(ii) or 6.2.3(a)(iii)) that causes a change in the voting power of any

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class or series of stock relative to the voting power of any other class or series of stock or to the aggregate voting power of the stockholders, (3) increasing the authorized number of shares of the respective classes of Common Stock on a proportionate basis to affect a stock split (whether by dividing or subdividing the outstanding shares or by stock dividend) of the respective classes of Common Stock, (4) authorizing or creating, or increasing the number of authorized or outstanding shares of, Preferred Stock or a class or series of stock ranking on a parity with or senior to the Preferred Stock (or any security convertible into such Preferred Stock or class of stock ranking on a parity with or senior to the Preferred Stock) with respect to dividend rights and rights upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and (5) increasing or decreasing the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue pursuant to Section 6.1. No vote of the holders of any class or series of stock shall be required in connection with the authorization of shares of any other class or series of stock that are convertible into such class or series.

6.2.4 Stock Dividends and Combination or Subdivision. The Corporation shall not pay any stock dividend with respect to any class of Common Stock without at the same time paying a proportionate stock dividend with respect to each other class of Common Stock. For purposes of this Section 6.2.4 and in the discretion of the Board of Directors, dividends payable in shares of Common Stock other than Class B Common Stock may be paid with respect to shares of any class of Common Stock and dividends payable in Class B Common Stock may be paid only with respect to shares of Class B Common Stock; however, in no event shall dividends payable in Class B Common Stock be paid with respect to shares of any other class of Common Stock. The Corporation shall not combine or subdivide shares of any class of Common Stock without at the same time making an equivalent combination or subdivision of shares of each other class of Common Stock then outstanding.

Section 6.3 Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any class or series from time to time into one or more classes or series of stock.

Section 6.4 Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series of stock, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.

Section 6.5 Stockholders’ Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the holders of Common Stock entitled to vote generally in the election of directors may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by any vote permitted by the MGCL and set forth in the Bylaws.

Section 6.6 Charter and Bylaws. The rights of all stockholders and the terms of all shares of stock of the Corporation are subject to the provisions of the Charter and the Bylaws. Subject to Section 6.2.3(b)(ii) and the second sentence of Article XV of the Bylaws (or any successor provision relating to amendments to the minimum number of directors), the Board of Directors shall have the exclusive power to make, alter, amend or repeal the Bylaws.

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Section 6.7 Distributions.

(a) The Board of Directors from time to time may authorize the Corporation to declare and pay to stockholders such dividends or other distributions in cash or other assets of the Corporation or in securities of the Corporation, including in shares of one class or series of the Corporation’s stock payable to holders of shares of another class or series of stock of the Corporation, or from any other source as the Board of Directors in its sole and absolute discretion shall determine. The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.7 shall be subject to the provisions of any class or series of shares of the Corporation’s stock at the time outstanding, including, but not limited to, Section 6.2.4 hereof.

(b) The Board of Directors, in its sole discretion, may authorize one or more distributions to stockholders for purposes of satisfying the requirements of Section 857(a)(2)(B) of the Code, or any successor provision, pursuant to this Section 6.7(b) (each, an “E&P Distribution”), with each such E&P Distribution payable in cash, in shares of Class A Common Stock and/or Class B Common Stock, or part in cash and part in shares of Class A Common Stock and/or Class B Common Stock, in each case in an amount, on the terms and subject to the conditions determined by the Board of Directors. Neither Section 6.2.4 nor Section 6.7(a) of this Article VI of the Charter shall apply to any E&P Distribution, and the Board of Directors may disregard any and all limitations, restrictions and requirements set forth in Section 6.2.4 and Section 6.7(a) of this Article VI in determining the amount and proportion of shares of Class A Common Stock and Class B Common Stock and cash to distribute to the stockholders pursuant to this Section 6.7(b). Notwithstanding anything to the contrary herein, the Board of Directors has the right to abandon any E&P Distribution if the Board of Directors, in its sole discretion, determines that paying such E&P Distribution or the qualification of the Corporation or any successor of the Corporation as a REIT under Sections 856 through 860 of the Code, is no longer in the best interests of the Corporation.

ARTICLE VII

RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES OF STOCK

Section 7.1 Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. The term “Aggregate Stock Ownership Limit” shall mean 9.8 percent in value of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter. The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors, which determination shall be final and conclusive for all purposes hereof. For the purposes of determining the percentage ownership of Capital Stock by any Person, shares of Capital Stock that may be acquired upon conversion, exchange or exercise of any securities of the Corporation directly or constructively held by such Person, but not shares of Capital Stock issuable with respect to the conversion, exchange or exercise of securities for the Corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in Ohio are authorized or required by law, regulation or executive order to close.

Capital Stock. The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

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Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be as described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. The term “Common Stock Ownership Limit” shall mean 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter. The number and value of the outstanding shares of Common Stock shall be determined by the Board of Directors, which determination shall be final and conclusive for all purposes hereof. For purposes of determining the percentage ownership of Common Stock by any Person, shares of Common Stock that may be acquired upon conversion, exchange or exercise of any securities of the Corporation directly or constructively held by such Person, but not shares of Common Stock issuable with respect to the conversion, exchange or exercise of securities for the Corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. The term “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by the Charter or by the Board of Directors pursuant to Section 7.2.7.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Section 7.2.7, the percentage limit established by the Board of Directors pursuant to Section 7.2.7.

Initial Date. The term “Initial Date” shall mean the later of (i) the date upon which the Articles of Amendment and Restatement containing this Article VII are accepted for record by the SDAT and (ii) the first date on which the Corporation shall have more than one holder of Common Stock.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board of Directors.

NYSE. The term “NYSE” shall mean the New York Stock Exchange.

Person. The term “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust

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permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article VII, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 7.2.1, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Directors determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with any restriction or limitation on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, redemption, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire or possess Beneficial Ownership or Constructive Ownership, or any agreement to take any such action or cause any such event, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. The term “Trust” shall mean any trust provided for in Section 7.3.1.

Trustee. The term “Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 7.2 Capital Stock.

Section 7.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

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(iii) Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(b) Transfer in Trust. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or (ii),

(i) then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(iii) To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 7.2.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

Section 7.2.2 Remedies for Breach. If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

Section 7.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 7.2.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every owner of five percent or more (or such lower percentage as required by the Code or the U.S. Treasury Department regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the

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manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and

(b) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in order to determine the Corporation’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit.

Section 7.2.5 Remedies Not Limited. Subject to Section 5.7 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation in preserving the Corporation’s status as a REIT.

Section 7.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Directors may determine the application of the provisions of this Section 7.2 or Section 7.3 or any such definition with respect to any situation based on the facts known to it. In the event Section 7.2 or Section 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3. Absent a decision to the contrary by the Board of Directors, if a Person would have (but for the remedies set forth in Section 7.2.2) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock that, but for such remedies, would have been actually owned by such Person, and second to shares of Capital Stock that, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

Section 7.2.7 Exceptions.

(a) Subject to Section 7.2.1(a)(ii), the Board of Directors may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary for the Board to ascertain that no individual’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(ii);

(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

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(b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 7.2.1(a)(ii), an underwriter or placement agent that participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 7.2.8 Increase or Decrease in Common Stock Ownership or Aggregate Stock Ownership Limits. Subject to Section 7.2.1(a)(ii) and this Section 7.2.8, the Board of Directors may from time to time increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons. No decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will be effective for any Person whose percentage of ownership of Capital Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage of ownership of Capital Stock equals or falls below the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable; provided, however, any further acquisition of Capital Stock by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 7.2.7(a) or an Excepted Holder) in excess of the Capital Stock owned by such person on the date the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, became effective will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit. No increase to the Common Stock Ownership Limit or Aggregate Stock Ownership Limit may be approved if the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would allow five or fewer Persons to Beneficially Own, in the aggregate, more than 49.9% in value of the outstanding Capital Stock.

Section 7.2.9 Legend. Each certificate for shares of Capital Stock, if certificated, or the notice in lieu of a certificate shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s Charter, (i) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of the Common Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of the Aggregate Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts or intends to Beneficially Own or Constructively Own shares of Capital

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Stock which cause or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership provided in (i), (ii) or (iii) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole and absolute discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, if the ownership restriction provided in (iv) above would be violated, or upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings given to them in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of shares of Capital Stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate or notice may state that the Corporation will furnish a full statement about certain restrictions on ownership and transferability to a stockholder on request and without charge.

Section 7.3 Transfer of Capital Stock in Trust.

Section 7.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

Section 7.3.2 Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

Section 7.3.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand, and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares of Capital Stock held in the Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trust, the Trustee shall have the authority (at the Trustee’s sole and absolute discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trust and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of stockholders.

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Section 7.3.4 Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be retained by or immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

Section 7.3.5 Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 7.3.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary or Charitable Beneficiaries of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary or Charitable Beneficiaries and (ii) each such organization must be as described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 7.2.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 7.4 NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

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Section 7.6 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter voting together as a single class.

ARTICLE IX

LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article IV of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

SEVENTH: There has been no change in the authorized stock of the Corporation effected by the foregoing amendment and restatement of the charter.

EIGHTH: The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Secretary on this         day of                     , 2015.

ATTEST:	FOREST CITY REALTY TRUST, INC.

By:
Geralyn M. Presti	David J. LaRue
Secretary	President and Chief Executive Officer

[Signature Page to Forest City Realty Trust, Inc. Articles of Amendment and Restatement]

ANNEX B-2

FOREST CITY REALTY TRUST, INC.

AMENDED AND RESTATED BYLAWS

ARTICLE I

OFFICES

Section 1. PRINCIPAL OFFICE. The principal office of Forest City Realty Trust, Inc., a Maryland corporation (the “Corporation”), in the State of Maryland shall be located at such place as the Board of Directors may designate.

Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.

Section 2. ANNUAL MEETING. An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

Section 3. SPECIAL MEETINGS.

(a) General. Each of the chairman of the board, chief executive officer, president and Board of Directors may call a special meeting of stockholders. Except as provided in subsection (b)(4) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the chairman of the board, chief executive officer, president or Board of Directors, whoever has called the meeting. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

(b) Stockholder-Requested Special Meetings. (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder, each individual whom the stockholder proposes to nominate for election or reelection as a director and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors or the election of each such individual, as applicable, in an election contest (even if an

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election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.

(2) In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

(3) The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting. In the event that each matter proposed by the requesting stockholders to be acted on at such meeting is approved or, in the case of a nominee for election to the Board of Directors, is elected by the stockholders, the Corporation shall refund to the requesting stockholders the amount of such reasonably estimated cost.

(4) In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on

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the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

(5) If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6) The chairman of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Ohio are authorized or obligated by law or executive order to close.

Section 4. NOTICE. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by electronic transmission or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

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Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.

Section 5. ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting in the following order: the vice chairman of the board, if there is one, the chief executive officer, the president, the vice presidents in their order of rank and, within each rank, in their order of seniority, the secretary, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary, or, in the case of a vacancy in the office or absence of the secretary, an assistant secretary, or, in the case of a vacancy in the office of assistant secretary or the absence of both the secretary and all assistant secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of stockholders, an assistant secretary, or, in the absence of all assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (h) concluding a meeting or recessing or adjourning the meeting, whether or not a quorum is present, to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 6. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation (the “Charter”) for the vote necessary for the approval of any matter. If such quorum is not established at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

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Section 7. VOTING. A plurality of all the votes cast by the holders of Class A Common Stock, $0.01 par value per share (“Class A Common Stock”), of the Corporation at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a Class A Director (as defined in the Charter), and a plurality of all the votes cast by the holders of Class B Common Stock, $0.01 par value per share (“Class B Common Stock”), of the Corporation at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a Class B Director (as defined in the Charter); provided, however, in the event that the holders of Class A Common Stock and Class B Common Stock vote together as a class to elect one or more directors, a plurality of all the votes cast by such stockholders at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect any such director. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter. Unless otherwise provided by statute or by the Charter, (a) each outstanding share of Class A Common Stock entitles the holder thereof to cast one vote on each matter entitled to be voted on by the holders of Class A Common Stock at a meeting of stockholders and (b) each outstanding share of Class B Common Stock entitles the holder thereof to cast ten votes on each matter entitled to be voted on by the holders of Class B Common Stock at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.

Section 8. PROXIES. A holder of record of shares of stock of the Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

Section 9. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, limited liability company, partnership, joint venture, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, managing member, manager, general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any trustee or fiduciary, in such capacity, may vote stock registered in such trustee’s or fiduciary’s name, either in person or by proxy.

Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt by the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

Section 10. INSPECTORS. The Board of Directors or the chairman of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector. Except as otherwise

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provided by the chairman of the meeting, the inspectors, if any, shall (i) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairman of the meeting, (iv) hear and determine all challenges and questions arising in connection with the right to vote, and (v) do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 11. ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.

(a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

(2) A holder of Class A Common Stock or Class B Common Stock may only nominate a candidate for election as a director that will be voted on by the holders of their respective class of Common Stock. For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3) Such stockholder’s notice shall set forth:

(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;

(ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

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(iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A) the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

(C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of Company Securities for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities, and

(D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

(iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,

(A) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

(B) the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v) the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal prior to the date of such stockholder’s notice; and

(vi) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

(4) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a written undertaking executed by the Proposed Nominee (i) that such Proposed Nominee (a) is not, and will not

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become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

(5) Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6) For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors, (ii) by a stockholder that has requested that a special meeting be called for the purpose of electing directors in compliance with Section 3 of this Article II and that has supplied the information required by Section 3 of this Article II about each individual whom the stockholder proposes to nominate for election of directors or (iii) provided that the special meeting has been called in accordance with Section 3(a) of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c) General. (1) If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be

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inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

(2) Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3) For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4) Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, any proxy statement filed by the Corporation with the Securities and Exchange Commission pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

Section 12. CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute (the “MGCL”), shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

Section 13. STOCKHOLDERS’ CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting (a) if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the stockholders or (b) if the action is advised, and submitted to the stockholders for approval, by the Board of Directors and a consent in writing or by electronic transmission of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to the Corporation in accordance with the MGCL. The Corporation shall give notice of any action taken by less than unanimous consent to each stockholder not later than ten days after the effective time of such action.

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ARTICLE III

DIRECTORS

Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

Section 2. NUMBER, TENURE AND RESIGNATION. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than eleven, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Notwithstanding the foregoing, in the event that the number of directors then serving on the Board of Directors is less than the then authorized minimum number of directors, the Board of Directors may consist of such lesser number of directors until the vacancy or vacancies are filled. Any director of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place of regular meetings of the Board of Directors without other notice than such resolution.

Section 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the time and place of any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place of special meetings of the Board of Directors without other notice than such resolution.

Section 5. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, courier or United States mail to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 6. QUORUM. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice,

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and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a particular group of directors is required for action, a quorum must also include a majority or such other percentage of such group.

The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.

Section 7. VOTING. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.

Section 8. ORGANIZATION. At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting, shall act as secretary of the meeting.

Section 9. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10. CONSENT BY DIRECTORS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

Section 11. VACANCIES. If for any reason any or all of the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder. A majority of the directors elected by the holders of the Class A Common Stock are authorized to fill any Class A Director vacancy, and a majority of the directors elected by the holders of the Class B Common Stock are authorized to fill any Class B Director vacancy, that is created by an increase in the number of directors or by any other cause, even if the number of Class A Directors or number of Class B Directors, as applicable, is less than a quorum of the Board of Directors. Any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.

Section 12. COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 13. RELIANCE. Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement,

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including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

Section 14. RATIFICATION. The Board of Directors or the stockholders may ratify any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter, and if so ratified, shall have the same force and effect as if originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders. Any action or inaction questioned in any stockholders’ derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and such ratification shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

Section 15. EMERGENCY PROVISIONS. Notwithstanding any other provision in the Charter or these Bylaws, this Section 15 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”). During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (iii) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.

ARTICLE IV

COMMITTEES

Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and one or more other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

Section 2. POWERS. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law. Except as may be otherwise provided by the Board of Directors, any committee may delegate some or all of its power and authority to one or more subcommittees, composed of one or more directors, as the committee deems appropriate in its sole and absolute discretion.

Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide.

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Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5. CONSENT BY COMMITTEES WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 6. VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Section 3. VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

Section 4. CHAIRMAN OF THE BOARD. The Board of Directors may designate from among its members a chairman of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation. The Board of Directors may designate the chairman of the board as an executive or non-executive chairman. The chairman of the board shall preside over the meetings of the Board of Directors. The chairman of the board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of Directors.

Section 5. CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of

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the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6. CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 7. CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 8. PRESIDENT. In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 9. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the chief executive officer, the president or the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president, or vice president for particular areas of responsibility.

Section 10. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors.

Section 11. TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

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Section 12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board of Directors.

Section 13. COMPENSATION. The compensation of the officers shall be fixed from time to time by or under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director.

ARTICLE VI

CONTRACTS, CHECKS AND DEPOSITS

Section 1. CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors and executed by an authorized person.

Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer, or any other officer designated by the Board of Directors may determine.

ARTICLE VII

STOCK

Section 1. CERTIFICATES. Except as may be otherwise provided by the Board of Directors, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in any manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no differences in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

Section 2. TRANSFERS. All transfers of shares of stock shall be made on the books of the Corporation, by the holder of the shares, in person or by his or her attorney, in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors that such shares shall no longer be represented by certificates. Upon the transfer of any uncertificated shares, the Corporation shall provide to the record holders of such shares, to the extent then required by the MGCL, a written statement of the information required by the MGCL to be included on stock certificates.

The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

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Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

Section 3. REPLACEMENT CERTIFICATE. Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

Section 4. FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

When a record date for the determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if adjourned or postponed, except if the meeting is adjourned or postponed to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting shall be determined as set forth herein.

Section 5. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may authorize the Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may authorize the issuance of units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

ARTICLE VIII

ACCOUNTING YEAR

The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

B-2-16

ARTICLE IX

DISTRIBUTIONS

Section 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

INVESTMENT POLICY

Subject to the provisions of the Charter, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

ARTICLE XI

SEAL

Section 1. SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XII

INDEMNIFICATION AND ADVANCE OF EXPENSES

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited

B-2-17

liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Charter and these Bylaws shall vest immediately upon election of a director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Charter or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE XIII

WAIVER OF NOTICE

Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

ARTICLE XIV

EXCLUSIVE FORUM FOR CERTAIN LITIGATION

Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation, (c) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL, the Charter or these Bylaws, or (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine.

ARTICLE XV

AMENDMENT OF BYLAWS

Subject to Section 6.2.3(b)(ii) of the Charter, the Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws. Notwithstanding the foregoing, any amendment to the minimum number of directors set forth in the first sentence of Section 2 of Article III or this sentence must be approved by the affirmative vote of at least two-thirds of the votes cast on the matter by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class.

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FOREST CITY ENTERPRISES, INC. 1100 TERMINAL TOWER 50 PUBLIC SQUARE CLEVELAND, OH 44113 ATTN: JEFF LINTON

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on Monday, October 19, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Monday, October 19, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Forest City Enterprises, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M95952-S36684	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

FOREST CITY ENTERPRISES, INC. CLASS A

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

1.

A proposal to approve and adopt the Agreement and Plan of Merger dated as of September 15, 2015, by and among Forest City Enterprises, Inc. (“Forest City”), Forest City Realty Trust, Inc. (the “REIT”), FCILP, LLC and FCE Merger Sub, Inc. (“Merger Sub”), which provides for the merger (the “Merger”) of Merger Sub with and into Forest City in a manner in which Forest City will survive as a subsidiary of the REIT and holders of shares of Common Stock of Forest City will receive corresponding shares of common stock of the REIT.

		☐	☐	☐

2.

A proposal to adopt an amendment to the Forest City articles of incorporation to add provisions necessary to authorize Forest City to declare and pay a special dividend part in stock and part in cash in a manner in which shareholders may receive the dividend in different forms (i.e., cash vs. stock) based on their individual elections.

		☐	☐	☐

3.

A proposal to approve a provision in the amended and restated REIT charter that will be in effect as of the effective time of the Merger (the “REIT Charter”) authorizing the REIT board of directors, without shareholder approval, to amend the REIT Charter to increase or decrease the aggregate number of shares of REIT stock or the number of shares of any class or series of shares of REIT stock that the REIT is authorized to issue.

		☐	☐	☐

4.

A proposal to approve a provision in the REIT Charter and a provision in the amended and restated REIT bylaws that will be in effect as of the effective time of the Merger (the “REIT Bylaws”) granting the REIT board of directors, with certain limited exceptions described in the accompanying proxy statement, exclusive power to amend the REIT Bylaws.

		☐	☐	☐

5.	A proposal to approve a provision in the REIT Bylaws that sets the threshold for REIT shareholders to call a special meeting of shareholders at a majority of all votes entitled to be cast.	☐	☐	☐

6.

A proposal to adjourn the Special Meeting (or any adjournment or postponement thereof), if necessary (as determined by the Forest City board of directors), for further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve one or more of the foregoing proposals.

		☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

A

M95953-S36684

Forest City Enterprises, Inc. Class A

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

FOR THE

SPECIAL MEETING OF SHAREHOLDERS

OCTOBER 20, 2015

The undersigned hereby appoints Charles A. Ratner and Deborah Ratner Salzberg, and each of them, with full power of substitution, as proxies to represent and to vote all of the shares of Class A Common Stock of Forest City Enterprises, Inc. that the undersigned would be entitled to vote with all the power the undersigned would possess if present in person, including the right to vote on such other business as may properly come before the Special Meeting of Shareholders to be held at 2:00 P.M., Eastern Time on October 20, 2015, in the Skylight Room, Tower City Center, Skylight Level 3, 230 West Huron Road, Cleveland, Ohio 44113 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

FOREST CITY ENTERPRISES, INC. 1100 TERMINAL TOWER 50 PUBLIC SQUARE CLEVELAND, OH 44113 ATTN: JEFF LINTON

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on Monday, October 19, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Monday, October 19, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Forest City Enterprises, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M95954-S36684	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

FOREST CITY ENTERPRISES, INC. CLASS B

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

1.

A proposal to approve and adopt the Agreement and Plan of Merger dated as of September 15, 2015, by and among Forest City Enterprises, Inc. (“Forest City”), Forest City Realty Trust, Inc. (the “REIT”), FCILP, LLC and FCE Merger Sub, Inc. (“Merger Sub”), which provides for the merger (the “Merger”) of Merger Sub with and into Forest City in a manner in which Forest City will survive as a subsidiary of the REIT and holders of shares of Common Stock of Forest City will receive corresponding shares of common stock of the REIT.

		☐	☐	☐

2.

A proposal to adopt an amendment to the Forest City articles of incorporation to add provisions necessary to authorize Forest City to declare and pay a special dividend part in stock and part in cash in a manner in which shareholders may receive the dividend in different forms (i.e., cash vs. stock) based on their individual elections.

		☐	☐	☐

3.

A proposal to approve a provision in the amended and restated REIT charter that will be in effect as of the effective time of the Merger (the “REIT Charter”) authorizing the REIT board of directors, without shareholder approval, to amend the REIT Charter to increase or decrease the aggregate number of shares of REIT stock or the number of shares of any class or series of shares of REIT stock that the REIT is authorized to issue.

		☐	☐	☐

4.

A proposal to approve a provision in the REIT Charter and a provision in the amended and restated REIT bylaws that will be in effect as of the effective time of the Merger (the “REIT Bylaws”) granting the REIT board of directors, with certain limited exceptions described in the accompanying proxy statement, exclusive power to amend the REIT Bylaws.

		☐	☐	☐

5.	A proposal to approve a provision in the REIT Bylaws that sets the threshold for REIT shareholders to call a special meeting of shareholders at a majority of all votes entitled to be cast.	☐	☐	☐

6.

A proposal to adjourn the Special Meeting (or any adjournment or postponement thereof), if necessary (as determined by the Forest City board of directors), for further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve one or more of the foregoing proposals.

		☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

B

M95955-S36684

Forest City Enterprises, Inc. Class B

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

FOR THE

SPECIAL MEETING OF SHAREHOLDERS

OCTOBER 20, 2015

The undersigned hereby appoints Charles A. Ratner and Deborah Ratner Salzberg, and each of them, with full power of substitution, as proxies to represent and to vote all of the shares of Class B Common Stock of Forest City Enterprises, Inc. that the undersigned would be entitled to vote with all the power the undersigned would possess if present in person, including the right to vote on such other business as may properly come before the Special Meeting of Shareholders to be held at 2:00 P.M., Eastern Time on October 20, 2015, in the Skylight Room, Tower City Center, Skylight Level 3, 230 West Huron Road, Cleveland, Ohio 44113 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE